                                                                   EXHIBIT 10.15

================================================================================



                                MASTER AGREEMENT

                          Dated as of February 26, 1998

                                      among

                            STERLING COMMERCE, INC.,
                            as Lessee and Guarantor,


                   ATLANTIC FINANCIAL GROUP, LTD., as Lessor,

              THE FINANCIAL INSTITUTIONS PARTY HERETO, as Lenders,

                   BANKBOSTON, N.A., as Documentation Agent

                                      and

                       SUNTRUST BANK, ATLANTA, as Agent


                     -------------------------------------


================================================================================

                               TABLE OF CONTENTS

                                                                           Page

SECTION 1  DEFINITIONS; INTERPRETATION ...................................... 1

SECTION 2  ACQUISITION, CONSTRUCTION AND LEASE; FUNDINGS;
           NATURE OF TRANSACTION............................................. 2

   SECTION 2.1 Agreement to Acquire, Construct,
               Fund and Lease ............................................... 2
   SECTION 2.2
   Fundings of Purchase Price, Development
               Costs and Construction Costs ................................. 2
   SECTION 2.3
   Funded Amounts and Interest and Yield
               Thereon; Commitment Fee ...................................... 4
   SECTION 2.4
   Nature of the Transactions ............................................... 6
   SECTION 2.5
   Amounts Due Under Lease .................................................. 7

SECTION 3  CONDITIONS PRECEDENT; DOCUMENTS .................................. 7

   SECTION 3.1 Conditions to the Obligations of the Funding
               Parties on the Closing Date .................................. 7
   SECTION 3.2
   Conditions to the Obligations of Lessee ................................. 12
   SECTION 3.3
   Conditions to the Obligations of the Funding
               Parties on each Funding Date following the
               Closing Date ................................................ 12
   SECTION 3.4
   Completion Date Conditions .............................................. 13
   SECTION 3.5
   Security Agreement ...................................................... 15

SECTION 4  REPRESENTATIONS ................................................. 15

   SECTION 4.1 Representations of Lessee ................................... 15
   SECTION 4.2
   Representations of the Lessor ........................................... 24
   SECTION 4.3
   Representations of each Lender .......................................... 26

SECTION 5  COVENANTS ....................................................... 26

   SECTION 5.1 Legal Existence, etc. ....................................... 26
   SECTION 5.2
   Use of Loan Proceeds .................................................... 26
   SECTION 5.3
   Financial Statements .................................................... 26
   SECTION 5.4
   Notice of Litigation and Judgment and
                Environmental Events ....................................... 28
   SECTION 5.5
   Books and Records ....................................................... 28
   SECTION 5.6
   Insurance ............................................................... 29
   SECTION 5.7
   Taxes ................................................................... 29
   SECTION 5.8
   Conduct of Business ..................................................... 30
   SECTION 5.9
   Compliance with Law, Contracts, Licenses
                and Permits ................................................ 30
   SECTION 5.10  Access to Properties and Books; Commercial
                 Finance Examinations; Confidentiality ..................... 30
   SECTION 5.11  Allowances ................................................ 31
   SECTION 5.12  Change of Corporate Name; Maintenance of
                 Office .................................................... 31
   SECTION 5.13  Employee Benefit Plan ..................................... 31
   SECTION 5.14  Corporate Existence; Maintenance of
                 Properties ................................................ 32
   SECTION 5.15  Activation of Non-Guarantor Subsidiaries .................. 32
   SECTION 5.16  Deactivation of Commerce Subsidiaries ..................... 33
   SECTION 5.17  New Subsidiaries .......................................... 33
   SECTION 5.18  Further Assurances ........................................ 34
   SECTION 5.19  Indebtedness .............................................. 34
   SECTION 5.20  Security Interests and Liens .............................. 36
   SECTION 5.21  Restrictions on Investments ............................... 38
   SECTION 5.22  Merger and Consolidation .................................. 38
   SECTION 5.23  Acquisitions .............................................. 38
   SECTION 5.24  Asset Dispositions ........................................ 40
   SECTION 5.25  Change of Location ........................................ 40
   SECTION 5.26  Employee Benefit Plans .................................... 40
   SECTION 5.27  Additional Shares ......................................... 42
   SECTION 5.28  Negative Pledges .......................................... 42
   SECTION 5.29  Compliance with Environmental Laws ........................ 42
   SECTION 5.30  Distributions ............................................. 42

   SECTION 5.31  Profitability ............................................. 43
   SECTION 5.32  EBIT to Interest Charges .................................. 43
   SECTION 5.33  Current Ratio ............................................. 43
   SECTION 5.34  Total Debt To Consolidated Earnings Before Interest,
                 Taxes, Depreciation and Amortization ...................... 43
   SECTION 5.35  Further Assurances ........................................ 43
   SECTION 5.36  Additional Required Appraisals ............................ 43
   SECTION 5.37  Lessor's Covenants ........................................ 43

SECTION 6  TRANSFERS BY LESSOR AND LENDER .................................. 45
   SECTION 6.1   Lessor Transfers .......................................... 45
   SECTION 6.2   Lender Transfers .......................................... 45

SECTION 7  INDEMNIFICATION ................................................. 45
   SECTION 7.1
   General Indemnification ................................................. 45
   SECTION 7.2
   Environmental Indemnity ................................................. 47
   SECTION 7.3
   Proceedings in Respect of Claims ........................................ 49
   SECTION 7.4
   General Tax Indemnity ................................................... 50
   SECTION 7.5
   Increased Costs, etc. ................................................... 56
   SECTION 7.6
   End of Term Indemnity ................................................... 60

SECTION 8  MISCELLANEOUS ................................................... 61
   SECTION 8.1
   Survival of Agreements .................................................. 61
   SECTION 8.2
   Notices ................................................................. 62
   SECTION 8.3
   Counterparts ............................................................ 62
   SECTION 8.4
   Amendments .............................................................. 62
   SECTION 8.5
   Headings, etc. .......................................................... 63
   SECTION 8.6
   Parties in Interest ..................................................... 63
   SECTION 8.7
   GOVERNING LAW ........................................................... 63
   SECTION 8.8
   Expenses ................................................................ 63

   SECTION 8.9
    Severability ........................................................... 63
   SECTION 8.10 Liabilities of the Funding Parties ......................... 64
   SECTION 8.11 Submission to Jurisdiction; Waivers ........................ 64
   SECTION 8.12 liabilities of the Agent ................................... 64
   SECTION 8.13 Interest and Charges ....................................... 64
   SECTION 8.14 Documentation Agent ........................................ 65

APPENDIX A  Definitions and Interpretation

                                   SCHEDULES

SCHEDULE 1.2     Commerce Accounts Receivable Agreements
SCHEDULE 1.3     Commerce Accounts Receivable Guaranties
SCHEDULE 1.4     Commerce Subsidiaries
SCHEDULE 1.5     Non-Guarantor Subsidiaries
SCHEDULE 2.2     Commitments
SCHEDULE 5.2     Subsidiaries
SCHEDULE 5.6     Mailing Addresses
SCHEDULE 5.9     Offices
SCHEDULE 5.11    Litigation/Escrow Arrangements
SCHEDULE 5.12    Alleged Defaults
SCHEDULE 5.13    Taxes
SCHEDULE 5.20    Franchises, Patents, Copyrights
SCHEDULE 8.2     Notice Information
SCHEDULE 9.1     Indebtedness
SCHEDULE 9.2(a)  Liens

                                   EXHIBITS

EXHIBIT A        Form of Funding Request
EXHIBIT B        Form of Assignment of Lease and Rents
EXHIBIT C        Form of Security Agreement and Assignment
EXHIBIT D        Form of Mortgage
EXHIBIT E        Form of Compliance Certificate
EXHIBIT F        Form of Subsidiary Guaranty
EXHIBIT G        Forms of Opinions of Counsel
EXHIBIT H        Form of Lessee Certification of Construction
                      Completion
EXHIBIT I        Form of Assignment and Assumption Agreement

EXHIBIT J        Form of Payment Date Notice

                               MASTER AGREEMENT

     THIS MASTER AGREEMENT, dated as of February 26, 1998 (as it may be amended or modified from time to time in accordance with the provisions hereof, this "Master Agreement"), is among STERLING COMMERCE, INC., a Delaware corporation
 ----------------
("Lessee"), ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership, as
  ------
Lessor (the "Lessor"), the financial institutions parties hereto as lenders
             ------
(together with any other financial institution that becomes a party hereto as a lender, collectively referred to as "Lenders" and individually as a "Lender"),
                                     ------                          ------
BANKBOSTON, N.A., a national banking association, as documentation agent (in such capacity, the "Documentation Agent") and SUNTRUST BANK, ATLANTA, a Georgia banking corporation, as agent for the Lenders (in such capacity, the "Agent").
                                                                      -----

                             PRELIMINARY STATEMENT

     In accordance with the terms and provisions of this Master Agreement, the Lease, the Loan Agreement and the other Operative Documents, (i) the Lessor contemplates acquiring the Land, and leasing such Land to the Lessee, (ii) the Lessee wishes to construct a Building on such Land for the Lessor and, when completed, to lease such Building from the Lessor as part of the Leased Property under the Lease, (iii) the Lessee, as agent, wishes to obtain, and the Lessor is willing to provide, funding for the acquisition of the Land and the construction of the Building, (iv) the Lessor wishes to obtain, and Lenders are willing to provide, from time to time, financing of a portion of the funding of the acquisition of the Land and the construction of the Building, and (v) the Lessee is willing to provide its Guaranty to the Lenders and the Lessor.

     In consideration of the mutual agreements contained in this Master Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   SECTION 1
                          DEFINITIONS; INTERPRETATION

     Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix A hereto for
                                                           ----------
all purposes hereof; and the rules of interpretation set forth in Appendix A
                                                                  ----------
hereto shall apply to this Master Agreement.

                                   SECTION 2
                ACQUISITION, CONSTRUCTION AND LEASE; FUNDINGS;
                             NATURE OF TRANSACTION

     SECTION 2.1 Agreement to Acquire, Construct, Fund and Lease.
                 -----------------------------------------------

          (a)  Land. Subject to the terms and conditions of this Master
               ----
Agreement, with respect to the Land, on the Closing Date (i) the Lessor agrees to acquire such interest in the Land from the Seller as is transferred, sold, assigned and conveyed to the Lessor pursuant to the Deed, (ii) the Lessor hereby agrees to lease such Land to the Lessee pursuant to the Lease, and (iii) the Lessee hereby agrees to lease such Land from the Lessor pursuant to the Lease.

          (b)  Building. Subject to the terms and conditions of this Master
               --------
Agreement, from and after the Closing Date (i) the Construction Agent agrees, pursuant to the terms of the Construction Agency Agreement, to construct and install the Building on the Land for the Lessor prior to the Scheduled Construction Termination Date, (ii) the Lenders and the Lessor agree to fund all or a portion of the costs of such construction and installation (and interest and yield thereon), (iii) the Lessor shall lease such Building as part of the Leased Property to the Lessee pursuant to the Lease, and (iv) the Lessee shall lease such Building as part of the Leased Property from the Lessor pursuant to the Lease.

     SECTION 2.2 Fundings of Purchase Price, Development Costs and Construction
                 --------------------------------------------------------------
Costs.
-----

          (a)  Initial Funding and Payment of Purchase Price for Land and
               ----------------------------------------------------------
Development Costs on Closing Date. Subject to the terms and conditions of this
---------------------------------
Master Agreement, on the

     Closing Date each Lender shall make available to the Lessor its initial Loan with respect to the Land in an amount equal to the product of such Lender's Commitment Percentage times the sum of the purchase price for the Land, plus the
                                                                        ----
development, transaction and closing costs incurred by the Lessee through the Closing Date, which funds the Lessor shall use, together with Lessor funds in an amount equal to the product of the Lessor's Commitment Percentage times the sum of the purchase price for the Land, plus the development, transaction and
                                    ----
closing costs incurred by the Lessee, as agent for the Lessor, through the Closing Date, to purchase the Land from the Seller and to pay to the Lessee the amount of such development, transaction and closing costs, and the Lessor shall lease such Land to the Lessee pursuant to the Lease.

     (b) Subsequent Fundings and Payments of Construction Costs during
         -------------------------------------------------------------
Construction Term. Subject to the terms and conditions of this Master Agreement,
-----------------
on each Funding Date following the Closing Date until the Construction Term Expiration Date, (i) each Lender shall make available to the Lessor a Loan in an amount equal to the product of such Lender's Commitment Percentage times the amount of Funding requested by the Lessee for such Funding Date, which funds the Lessor hereby directs each Lender to pay over directly to the Lessee as set forth in paragraph (d) below, and (ii) the Lessor shall pay over to the Lessee
         -------------
its own funds (which shall constitute a part of and an increase in the Lessor's Invested Amount) in an amount equal to the product of the Lessor's Commitment Percentage times the amount of Funding requested by the Lessee for such Funding Date.

     (c) Aggregate Limits on Funded Amounts. The aggregate amount that the
         ----------------------------------
Funding Parties shall be committed to provide as Funded Amounts under this Master Agreement and the Loan Agreement shall not exceed the lesser of (x) the costs of purchase and construction of the Leased Property and the related closing and financing costs, or (y) $65,000,000 in the aggregate. The aggregate amount that any Funding Party shall be committed to fund under this Master Agreement and the Loan Agreement shall not exceed the lesser of (i) such Funding Party's Commitment and (ii) such Funding Party's Commitment Percentage of the aggregate Fundings requested under this Master Agreement.

          (d) Notice, Time and Place of Fundings.  With respect to each Funding,
              ----------------------------------
the Lessee shall give the Lessor and the Agent an irrevocable prior written notice, or irrevocable telephonic notice followed immediately by written notice (provided that the Lessee's failure to confirm any telephonic notice in writing
 --------
shall not invalidate any notice so given) not later than 12:00 noon, Atlanta, Georgia time two Business Days (or one Business Day, provided the related Funding shall be treated as Alternative Rate Advances) prior to the proposed Closing Date or other Funding Date, as the case may be, pursuant, in each case, to a Funding Request in the form of Exhibit A (a "Funding Request"), signed by a
                                    ---------     ---------------
Responsible Officer, specifying the Closing Date or subsequent Funding Date, as the case may be, and the amount of Funding requested. All documents and instruments required to be delivered on the Closing Date or such subsequent Funding Date pursuant to this Master Agreement shall be delivered to the offices of Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois 60603, or at such other location as may be determined by the Lessor, the Lessee and the Agent. Each Funding shall occur on a Business Day and shall be in an amount equal to $500,000 or an integral multiple of $100,000 in excess thereof. All remittances made by any Lender and the Lessor for any Funding shall be made in immediately available funds by wire transfer to or, as is directed by, the Lessee, with receipt by the Lessee not later than 12:00 noon, Atlanta, Georgia time, on the applicable Funding Date, upon satisfaction or waiver of the conditions precedent to such Funding set forth in Section 3; such funds shall
(1) in the case of the initial Funding on the Closing Date, be used to pay the purchase price to the Seller for the Land and pay to the Lessee development, transaction and closing costs related to such Land, and (2) in the case of each subsequent Funding be used to pay to the Lessee as the Construction Agent for the payment or reimbursement of Construction costs.

          (e) Lessee's Deemed Representation for Each Funding. Each Funding
              -----------------------------------------------
Request by the Lessee shall be deemed a reaffirmation of the Lessee's indemnity obligations in favor of the Indemnitees under the Operative Documents and a representation by the Lessee to the Lessor, the Agent and the Lenders that on the proposed Closing Date or Funding Date, as the case may be, (i) the amount of Funding requested represents amounts owing in respect of the purchase price of the Land and development, transaction and closing costs in respect of the Leased Property (in the case of the Funding on the Closing Date) or amounts that the Lessee reasonably believes will be due in the 30 days following such Funding from the Lessee to third parties in respect of the Construction, or amounts paid by the Lessee to third parties in respect of the Construction for which the Lessee has not previously been reimbursed by a Funding (in the case of any Funding), (ii) no Event of Default or Potential Event of Default exists, and (iii) the representations of the Lessee set forth in Section 4.1 are true and correct in all material respects as though made on
   -----------
and as of such Funding Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

          (f) Several Obligations.  Notwithstanding anything to the contrary set
              -------------------
forth herein or in the other Operative Documents, each Lender's and the Lessor's commitments shall be several, and not joint. In no event shall any Funding Party be obligated to fund an amount in excess of such Funding Party's Commitment Percentage of any Funding, or to fund amounts in the aggregate in excess of such Funding Party's Commitment. The failure or refusal by any Lender or by the Lessor to make any Funding shall not relieve any Lender or the Lessor from its several obligation to make available its Commitment Percentage of any Funding.

          (g) Non-Pro Rata Fundings.  Notwithstanding anything to the contrary
              ---------------------
set forth in this Master Agreement or any other Operative Document, at the Agent's option, Fundings may be made by drawing on the Lessor's Commitment until such Commitment is fully funded before drawing on the Lenders' Commitments. In such event, when the Lessor's Commitment is fully funded, the Lenders will fund, on a pro rata basis as among themselves, 100% of the amount of the Fundings thereafter. In no event shall any Funding Party have any obligation to fund any amount in excess of the amount of such Funding Party's Commitment.

     SECTION 2.3 Funded Amounts and Interest and Yield Thereon; Commitment Fee.
                 -------------------------------------------------------------

          (a) The Lessor's Invested Amount outstanding from time to time shall be allocated, on a pro rata basis, to the

Eurodollar Advances and Alternative Rate Advances and shall accrue yield ("Yield") in an amount, for each Rent Period, equal to (i) the Eurodollar Rate
  -----
for such Rent Period, plus 1.00% per annum in the case of a Eurodollar Advance
                                 --- -----
and (ii) the Alternative Rate in effect from time to time, plus 1.00% per annum, in the case of an Alternative Rate Advance. If all or a portion of the principal amount of or Yield on the Lessor's Invested Amounts shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall, without limiting the rights of the Lessor under the Lease, to the maximum extent permitted by Applicable Law, accrue Yield at the Overdue Rate, in each case from the date of nonpayment until paid in full (as well after as before judgment).

          (b) Each Lender's Funded Amount outstanding from time to time shall accrue interest as provided in the Loan Agreement.

          (c) During the Construction Term, in lieu of paying accrued interest, on each Payment Date, each Lender's Funded Amount shall automatically be increased by the amount of interest accrued on the Loans pursuant to the Loan Agreement during the Rent Period ending on such Payment Date (except to the extent that at any time such increase would cause such Lender's Funded Amount to exceed such Lender's Commitment, in which event the Lessee shall pay such excess amount to such Lender in immediately available funds). Similarly, during the Construction Term, in lieu of paying accrued Yield, on each Payment Date, the Lessor's Invested Amount shall automatically be increased by the amount of Yield accrued on the Lessor's Invested Amount during the Rent Period ending on such Payment Date (except to the extent that at any time such increase would cause the Lessor's Invested Amount to exceed the Lessor's Commitment, in which event the Lessee shall pay such excess amount to the Lessor in immediately available funds). Such increases in Funded Amounts shall occur without any disbursement of funds by the Funding Parties.

          (d) At the Lessee's option, the Lessee may deposit with the Agent an amount equal to the outstanding principal of the A Notes. Such deposit shall be held in a segregated account at the Agent (the "Cash Collateral Account");
                                                -----------------------
provided, however that in the event that as a result of a change in Applicable
--------  -------
Law (including, without limitation
banking regulations) occurring after the Closing Date, in order for the Loans to qualify as secured loans for purposes of risk based capital treatment for any Lender, such deposit must be held by such Lender, the portion of such deposit equal to the outstanding principal of the A Loans made by such Lender shall be deposited with such Lender. The Lessee hereby grants to the Agent, for the benefit of the Lenders, a first priority, continuing security interest in such Cash Collateral Account, all funds and investments therein, all interest thereon and all proceeds thereof; provided, however, that to the extent that the
                          --------  -------
aggregate amount of the funds in the Cash Collateral Account and on deposit with any Lender pursuant to the proviso contained in the first sentence of this paragraph (d) exceeds the outstanding principal amount of the A Notes, such
-------------
excess amount shall not be subject to such security interest. The funds in the Cash Collateral Account and on deposit with any Lender pursuant to the proviso contained in the first sentence of this paragraph (d) may be invested, at the
                                        -------------
written direction of the Lessee, in Permitted Investments. The earnings on such investments shall be for the account of the Lessee and, provided that no Event of Default shall have occurred, may be released to the Lessee on each Payment Date. So long as no Potential Event of Default or Event of Default has occurred and is continuing, the funds in the Cash Collateral Account and on deposit with any Lender pursuant to the proviso contained in the first sentence of this paragraph (d) shall be released to the Lessee upon delivery by the Lessee to the
-------------
Agent of a certificate, signed by a duly Responsible Officer of the Lessee, which certificate shall state that no Event of Default or Potential Event of Default shall have occurred and be continuing and that the Lessee is not requesting the release of the funds in the Cash Collateral Account and on deposit with any Lender pursuant to the proviso contained in the first sentence of this paragraph (d) in anticipation of a Potential Event of Default or an
        -------------
Event of Default. Upon the occurrence of any Event of Default, the Agent, upon written notice to the Lessee (unless an Event of Default shall have occurred pursuant to Article XII(f) or (g) of the Lease, in which case no such notice shall be required) may, at the option of the Required Lenders, withdraw the funds from the Cash Collateral Account and apply them to the outstanding principal of, and accrued interest on, the A Loans in accordance with the provisions of the Loan Agreement. To the extent that the aggregate amount of the funds in the Cash Collateral Account and on deposit with any Lender pursuant to the proviso contained in the fist sentence of this paragraph (d) exceeds the
                                                   -------------
outstanding principal amount of the A Notes, such excess amount shall not be subject to any set-off rights of any Funding Party.

          (e) The Lessee hereby agrees to pay to the Agent, for the benefit of the Funding Parties, from the Closing Date until the Funding Termination Date, a fee (the "Commitment Fee") for each day equal to (i) the difference between the
          --------------
aggregate Commitments and the Funded Amounts on such day, times (ii) 0.125%
                                                          -----
times (iii) 1/360.  Such Commitment Fee shall be paid in arrears on the last
-----
Business Day of each Fiscal Quarter.

          (f) The Alternative Rate Advances may be converted to Eurodollar Advances at any time, so long as no Potential Event of Default or Event of Default has occurred and is continuing, and, on the last day of the applicable Rent Period, each Eurodollar Advance may be converted to an Alternative Rate Advance, or, so long as no Potential Event of Default or Event of Default has occurred and is continuing, continued as a Eurodollar Advance with a Rent Period as specified in the applicable Payment Date Notice, in any case, as set forth in the next sentence. Two Business Days prior to the last day of each Rent Period (or, in the case of the conversion of Alternative Rate Advances to Eurodollar Advances, two Business Days prior to the date of such conversion), the Lessee shall deliver to the Lessor and the Agent a notice substantially in the form of Exhibit J (each, a "Payment Date Notice"), appropriately completed, specifying
---------           -------------------
the allocation of the Funded Amounts related to such Rent Period (or, in the case of the conversion of Alternative Rate Advances to Eurodollar Advances, the Funded Amounts related to such Alternative Rate Advances) to Eurodollar Advances and Alternative Rate Advances and, in the case of Eurodollar Advances, the immediately succeeding Rent Period(s) therefor, provided that no such allocation
                                                --------
shall be in an amount less than $500,000. Each such Payment Date Notice shall be irrevocable. If no such notice is given, the Funded Amounts shall be allocated to a Eurodollar Advance with a Rent Period of three (3) months.

     SECTION 2.4 Nature of the Transactions.  Lessee and the Funding Parties
                 --------------------------
intend that the transactions evidenced by this Agreement and the other Operative Documents constitute an operating leases pursuant to FASB 13 for accounting purposes and loans secured by the Leased Property for all other purposes, including federal, state and local income tax purposes and commercial, real estate and bankruptcy law purposes. To the extent that this Agreement and the other Operative Documents reflect the lease form alone, they do so for convenience only. Lessee and the Funding Parties intend that the Operative Documents have the dual form referred to in the first sentence of this paragraph, notwithstanding the use of the lease form alone.

          (a) Tax Treatment.  For purposes of all income, franchise and other
              -------------
taxes imposed upon or measured by income, Lessee and the Funding Parties intend that the transactions evidenced by the Operative Documents shall be treated as loans by the Funding Parties to Lessee secured by the Leased Property, with Lessee as owner of the Leased Property. Lessee and the Funding Parties may only take deductions, credits, allowances and other reporting positions on their respective returns, reports and statements which are consistent with such treatment, unless required to do otherwise by an appropriate taxing authority or after a change in Applicable Law; provided, however that if an appropriate
                                  --------  -------
taxing authority or a change in Applicable Law requires any Funding Party to take such an inconsistent position, such Funding Party shall promptly notify Lessee.

          (b) Other Legal Treatment.  For purposes of commercial law, real
              ---------------------
property law, bankruptcy law and other applicable laws, Lessee and Funding Parties also intend that the transactions evidenced by the Operative Documents shall be treated as loans by the Funding Parties to Lessee secured by the Leased Property, with Lessee as owner of the Leased Property.

          Nevertheless, the Lessee acknowledges and agrees that no Funding Party or any other Person has made any representations or warranties concerning the tax, financial, accounting or legal characteristics or treatment of the Operative Documents and that the Lessee has obtained and relied solely upon the advice of its own tax, accounting and legal advisors concerning the Operative Documents and the accounting, tax, financial and legal consequences of the transactions contemplated therein.

     SECTION 2.5 Amounts Due Under Lease.   Anything else herein or elsewhere to
                 -----------------------
the contrary notwithstanding, it is the intention of the Lessee and the Funding Parties that: (i) the amount and timing of Basic Rent due and payable from time to time from the Lessee under the Lease shall be equal to the aggregate payments due and payable with respect to interest on, and principal of, the Loans and Yield on, and principal of, the Lessor's Invested Amounts, on each Payment Date;
(ii) if the Lessee elects (or is deemed to have elected) the Purchase Option with respect to the Leased Property, or the Lessee's obligation to purchase the Leased Property is accelerated as a result of an Event of Default, the Funded Amounts in respect of the Leased Property, all interest and Yield thereon and all other obligations of the Lessee owing to the Funding Parties in respect of the Leased Property shall be paid in full by the Lessee; and (iii) if the Lessee properly elects the Remarketing Option or the Surrender Option, the principal amount of, and accrued interest on, the A Loans will be fully paid out of the Recourse Deficiency Amount, and the Lessee shall only be required to make payments to the Lenders in respect of the principal amount of the B Loans and to the Lessor in respect of the Lessor's Invested Amounts out of the proceeds of the sale of such Leased Property.

                                   SECTION 3
                        CONDITIONS PRECEDENT; DOCUMENTS

     SECTION 3.1 Conditions to the Obligations of the Funding Parties on the
                 -----------------------------------------------------------
Closing Date.  The obligations of the Lessor and each Lender to carry out their
------------
respective obligations under Section 2 of this Master Agreement to be performed
                             ---------
on the Closing Date shall be subject to the fulfillment to the reasonable satisfaction of, or waiver by, each such party hereto (acting directly or through its counsel) on or prior to the Closing Date of the following conditions precedent, provided that the obligations of any Funding Party shall not be
           --------
subject to any conditions contained in this Section 3.1 which are required to be
                                            -----------
performed by such Funding Party:

          (a) Documents.  The following documents shall have been executed and
              ---------
delivered by the respective parties thereto:

              (i) Guaranty.  Counterparts of the Guaranty, duly executed by the
                  --------
          Lessee, and of the Subsidiary

Guaranty, duly executed by the Commerce Subsidiaries, shall have been delivered to the Agent and the Lessor.

     (ii)   Loan Agreement.  Counterparts of the Loan Agreement, duly executed
            --------------
by the Lessor, the Agent and each Lender shall have been delivered to each of the Lessor and the Agent. An A Note and a B Note for each Lender, duly executed by the Lessor, shall have been delivered to the Agent for delivery to each Lender.

     (iii)  Master Agreement.  Counterparts of this Master Agreement, duly
            ----------------
executed by the parties hereto, shall have been delivered to the Lessee, the Lessor and the Agent.

     (iv)   Construction Agency Agreement. Counterparts of the Construction
            -----------------------------
Agency Agreement, duly executed by the parties thereto shall have been delivered to the Lessee, the Lessor and the Agent.

     (v)    Lease.  Counterparts of the Lease, duly executed by the Lessee and
            -----
the Lessor, shall have been delivered to the Lessee, the Lessor and the Agent and the original, chattel paper copy of the Lease shall have been delivered to the Agent.

     (vi)   Lessee's Resolutions and Incumbency Certificate, etc.  Each of the
            -----------------------------------------------------
Agent and the Lessor shall have received (x) a certificate of the Secretary or an Assistant Secretary of the Lessee, attaching and certifying as to (i) the Board of Directors' resolution duly authorizing the execution, delivery and performance by it of each Operative Document to which it is or will be a party,
(ii) the incumbency and signatures of persons authorized to execute and deliver such documents on its behalf, (iii) its articles of incorporation, certified as of a recent date by the Secretary of State of the state of its incorporation and
(iv) its by-laws, and (y) good standing certificates for the Lessee from the appropriate offices of the States of such Person's incorporation and principal place of business and of Texas.

     (vii)  Opinions of Counsel.  The opinion of Jones, Day, Reavis & Pogue,
            --------------------
dated the Closing Date, substantially in the form set forth in Exhibit G-1,
                                                               -----------
shall have been delivered to the Lessor and the Agent and addressed to each of the Lessor, the Agent, and the Lenders. The opinion of Grogan & Browner PC, dated the Closing Date, substantially in the form set forth in Exhibit G-3, and
                                                               -----------
containing such other matters as the parties to whom it is addressed shall reasonably request, shall have been delivered to each of the Agent, the Lessee and the Lenders.

     (viii) Deed.  The original Deed duly executed by the Seller and in
            ----
recordable form, shall have been delivered to the Agent, with a copy thereof to the Lessor and the Lessee.

     (ix)   Mortgage and Assignment of Lease and Rents.  Counterparts of the
            ------------------------------------------
Mortgage substantially in the form of Exhibit D attached hereto, duly executed
                                      ---------
by the Lessor and in recordable form, shall have been delivered to the Agent; and the Assignment of Lease and Rents substantially in the form of Exhibit B
                                                                   ---------
attached hereto, duly executed by the Lessor and in recordable form, shall have been delivered to the Agent.

     (x)    Survey.  The Lessee shall have delivered, or shall have caused to be
            ------
delivered, to the Lessor and the Agent, at the Lessee's expense, an accurate survey certified to the Lessor and the Agent in a form reasonably satisfactory to the Lessor and the Agent and showing no state of facts unsatisfactory to the Lessor or the Agent and prepared within ninety (90) days of the Closing Date by a Person reasonably satisfactory to the Lessor and the Agent. Such survey shall
(1) be acceptable to the Title Insurance Company for the purpose of deletion of the survey exception on the Title Policy, (2) show no encroachments on the Land by structures owned by others, and no encroachments from any part of the Leased Property onto any land owned by others, and (3) disclose no state of facts reasonably objectionable to the Lessor, the Agent or the Title

Insurance Company, and be reasonably acceptable to each such Person.

     (xi)   Title and Title Insurance.  On the Closing Date, the Lessor shall
            -------------------------
receive from a title insurance company acceptable to the Lessor and the Agent a TLTA Form T-1 Owner's Policy of Title Insurance issued by such title insurance company and the Agent shall receive from such title insurance company an ALTA Mortgagee's Policy of Title Insurance issued by such title insurance company, in each case, in the amount of $65,000,000, reasonably acceptable in form and substance to the Lessor and the Agent, respectively (collectively, the "Title Policy"). The Title Policy shall be dated as of the Closing Date, and shall conform to TLTA Procedural Rule P-8.

     (xii)  Appraisal.  The Lessor and the Agent shall have received a report of
            ---------
the Appraiser (an "Appraisal"), paid for by the Lessee, which shall meet the
                   ---------
requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, shall be reasonably satisfactory to the Lessor and the Agent and shall state in a manner reasonably satisfactory to the Lessor and the Agent the estimated "as vacant" value of such Land and the Building to be constructed thereon. Such Appraisal must show that (1) the estimated Fair Market Sales Value of the Leased Property (determined as if the Building had already been completed in accordance with the Plans and Specifications and excluding from such value the amount of assessments on such Leased Property) at the commencement of the Lease Term with respect thereto is equal to the projected cost of acquisition and construction of such Leased Property, and (2) the "as vacant" value described above is at least 45% of the total cost of the Leased Property (determined as if the Building had already been completed in accordance with the Plans and Specifications).

     (xiii) Environmental Audit and related Reliance Letter.  The Lessor and
            -----------------------------------------------
the Agent shall have received an Environmental Audit showing that no

Hazardous Materials are present and otherwise satisfactory to the Lessor and the Agent; and the firm that prepared the Environmental Audit shall have delivered to the Lessor and the Agent a letter stating that the Lessor, the Agent, and the Lenders may rely upon such firm's Environmental Audit of such Land, it being
                                                                    --------
understood that the Lessor's and the Agent's acceptance of any such
----------
Environmental Audit shall not release or impair the Lessee's obligations under the Operative Documents with respect to any environmental liabilities relating to the Leased Property.

     (xiv)  Evidence of Insurance.  The Lessor and the Agent shall have received
            ---------------------
from the Lessee certificates of insurance evidencing compliance with the provisions of Article VIII of the Lease (including the naming of the Lessor, the Agent and the Lenders as additional insured or loss payee with respect to such insurance), in form and substance reasonably satisfactory to the Lessor and the Agent.

     (xv)   Officer's Certificate.  Each of the Agent and the Lessor shall have
            ---------------------
received an Officer's Certificate of the Lessee stating that, to the best of such officer's knowledge, (A) each and every representation and warranty of the Lessee contained in the Operative Documents is true and correct in all material respects on and as of the Closing Date as though made on and as of the Closing Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties were true and correct on and as of such earlier date; (B) no Event of Default, Potential Event of Default or Construction Force Majeure Event has occurred and is continuing;
(C) each Operative Document to which the Lessee is a party is in full force and effect with respect to it; and (D) no event that could reasonably be expected to have a Material Adverse Effect has occurred since September 30, 1997.

     (xvi)  UCC Financing Statement; Recording Fees; Transfer Taxes.  The Lessor
            -------------------------------------------------------
and the Agent shall have received satisfactory evidence of (i) the execution and delivery to Agent of UCC-1 financing statements naming Lessee, as debtor, Lessor, as secured party, and the Agent, as assignee and naming Lessor, as debtor, and the Agent, as secured party, to be filed with the Secretary of State of Texas (or other appropriate filing office) and the county where the Land is located, respectively, and such other Uniform Commercial Code financing statements as the Lessor and the Agent deems necessary or desirable in order to protect such Funding Party's interests and (ii) the payment of all recording and filing fees and taxes with respect to any recordings or filings made of the Deed, the Lease, the Mortgage and the Assignment of Lease and Rents.

     (xvii) Opinions.  The opinion of local counsel for the Lessee qualified in
            --------
the State of Texas, substantially in the form set forth in Exhibit G-2, shall have been delivered to the Agent and the Lessor and addressed to each of the Lessor, the Agent and the Lenders.

     (xviii) Officer's Certificate.  The Agent and the Lessee shall have
             ---------------------
received an Officer's Certificate of the Lessor stating that, to the best of such officer's knowledge, (A) each and every representation and warranty of the Lessor contained in the Operative Documents is true and correct in all material respects on and as of the Closing Date as though made on and as of the Closing Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date;
(B) no Event of Default or Potential Event of Default has occurred and is continuing; (C) each Operative Document to which the Lessor is a party is in full force and effect with respect to it; and (D) no event that could have a Material Adverse Effect has occurred since the date of the most recent financial statements of the Lessor delivered or required to be delivered to the Agent.

               (xix) Good Standing Certificates.  The Agent and the Lessee
                     --------------------------
          shall have received good standing certificates for the Lessor from the appropriate offices of the State of Texas.

               (xx) Lessor's Consents and Incumbency Certificate, etc.  The
                    -------------------------------------------------
          Agent and the Lessee shall have received a certificate of the Secretary or an Assistant Secretary of the General Partner of the Lessor attaching and certifying as to (i) the consents of the partners of the Lessor duly authorizing the execution, delivery and performance by it of each Operative Document to which it is or will be a party,
          (ii) the incumbency and signatures of persons authorized to execute and deliver such documents on the General Partner's behalf, in its capacity as sole general partner of the Lessor, (iii) the Partnership Agreement, (iv) the Board of Directors' resolution duly authorizing the execution, delivery and performance by the General Partner in its capacity as sole general partner of the Lessor, of each Operative Document to which the Lessor is or will be a party, (v) the articles of incorporation of the General Partner, certified as of a recent date by the Secretary of State of the state of its incorporation, and (vi) the by-laws of the General Partner.

          (b) Litigation.  No action or proceeding shall have been instituted or
              ----------
threatened nor shall any governmental action, suit, proceeding or investigation be instituted or threatened before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority, to set aside, restrain, enjoin or prevent the performance of this Master Agreement or any transaction contemplated hereby or by any other Operative Document or which could reasonably be expected to result in a Material Adverse Effect.

          (c) Legality.  The transactions contemplated by the Operative
              --------
Documents shall not violate any Applicable Law, and no change shall have occurred or been proposed in Applicable Law that would make it illegal for any Funding Party to participate in any of the transactions contemplated by the Operative Documents.

          (d) No Events. (i) No Event of Default, Potential Event of Default,
              ---------
Event of Loss or Event of Taking relating to such Leased Property shall have occurred and be continuing, (ii) no action shall be pending or threatened by a Governmental Authority to initiate a Condemnation or an Event of Taking, and
(iii) there shall not have occurred any event that could reasonably be expected to have a Material Adverse Effect since September 30, 1997.

          (e) Representations.  Each representation and warranty of the parties
              ---------------
hereto or to any other Operative Document contained herein or in any other Operative Document shall be true and correct in all material respects as though made on and as of the Closing Date.

          (f) Cutoff Date.  The Closing Date shall occur on or prior to March
              -----------
31, 1998.

          (g) Transaction Expenses.  The Lessee shall have paid the Transaction
              --------------------
Costs then accrued and invoiced which the Lessee has agreed to pay pursuant to
Section 8.8.

     SECTION 3.2 Conditions to the Obligations of Lessee.  The obligations of
                 ---------------------------------------
the Lessee to lease from the Lessor are subject to the fulfillment on the Closing Date to the satisfaction of, or waiver by, the Lessee, of the following conditions precedent:

          (a) General Conditions.  The conditions set forth in Section 3.1 that
              ------------------                               -----------
require fulfillment by the Lessor or the Lenders shall have been satisfied.

          (b) Legality.  The transactions contemplated by the Operative
              --------
Documents shall not violate any Applicable Law applicable to the Lessee, and no change shall have occurred or been proposed in Applicable Law that would make it illegal for the Lessee to participate in any of the transactions contemplated by the Operative Documents.

     SECTION 3.3 Conditions to the Obligations of the Funding Parties on each
                 ------------------------------------------------------------
Funding Date following the Closing Date.  The obligations of the Lessor and each
---------------------------------------
Lender to carry out their respective obligations under Section 2 of this Master
                                                       ---------
Agreement to be performed on each Funding Date following the Closing Date shall be subject to the fulfillment to the reasonable satisfaction of, or waiver by, each such party hereto (acting directly or through their respective counsel) or prior to each such Funding Date of the following conditions precedent, provided that the obligations of any
                                       --------
Funding Party shall not be subject to any conditions contained in this
Section 3.3 which are required to be performed by such Funding Party:
-----------

          (a) Funding Request.  The Lessor and the Agent shall have received
              ---------------
from the Lessee the Funding Request therefor pursuant to Section 2.2(d).
                                                         --------------

          (b) Condition Fulfilled.  As of such Funding Date, the condition set
              -------------------
forth in Section 3.1(d) shall have been satisfied.
         --------------

          (c) Representations.  As of such Funding Date, both before and after
              ---------------
giving effect to the Funding requested by the Lessee on such date, the representations and warranties that the Lessee is deemed to make pursuant to
Section 2.2(e) shall be true and correct in all material respects on and as of
--------------
such Funding Date as though made on and as of such Funding Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

          (d) No Bonded Stop Notice or Filed Mechanic's Lien. As of each Funding
              ----------------------------------------------
Date, (i) neither the Lessor, the Agent, nor any Lender has received a bonded notice to withhold Loan funds that has not been discharged by the Lessee, and
(ii) no mechanic's liens or materialman's liens have been filed against the Leased Property that have not been discharged by the Lessee, bonded over in a manner reasonably satisfactory to the Agent or insured over by the Title Insurance Company.

     SECTION 3.4 Completion Date Conditions.  The occurrence of the Completion
                 --------------------------
Date with respect to the Leased Property shall be subject to the fulfillment to the satisfaction of, or waiver by, each party hereto (acting directly or through its counsel) of the following conditions precedent:

          (a) Title Policy Endorsements; Architect's Certificate.  The Lessee
              --------------------------------------------------
shall have furnished to the Lessor and the Agent (1) the following endorsement to the related

Title Policy (each of which shall be subject to no exceptions other than those reasonably acceptable to the Agent): a down-date endorsement (redating and confirming the coverage provided under the Title Policy) effective as of a date not earlier than the date of completion of the Construction, and (2) a certificate of the Architect dated at or about the Completion Date, in form and substance reasonably satisfactory to the Agent and the Lessor and stating that
(i) the Building has been completed substantially in accordance with the Plans and Specifications therefor, and the Leased Property is ready for occupancy,
(ii) such Plans and Specifications comply in all material respects with all Applicable Laws in effect at such time, and (iii) to the best of the Architect's knowledge, such Leased Property, as so completed, complies in all material respects with all Applicable Laws in effect at such time. The Lessee shall also deliver to the Agent true and complete copies of: (A) an "as built" or "record" set of the Plans and Specifications, (B) a plat of survey of the Leased Property "as built" to a standard reasonably acceptable to the Agent showing all easements, paving, driveways, fences and exterior improvements, and (C) copies of a certificate or certificates of occupancy for the Leased Property or other legally equivalent permission to occupy such Leased Property.

          (b) Construction Completion.  The Construction shall have been
              -----------------------
completed substantially in accordance with the Plans and Specifications, the Deed and all Applicable Laws, and such Leased Property shall be ready for occupancy and operation. All fixtures, equipment and other property contemplated under the Plans and Specifications to be incorporated into or installed in the Leased Property shall have been substantially incorporated or installed, free and clear of all Liens except for Permitted Liens.

          (c) Lessee Certification.  The Lessee shall have furnished the Lessor
              --------------------
and the Agent with a certification of the Lessee (substantially in the form of Exhibit H) that:
---------

               (i) all amounts owing to third parties for the Construction have been paid in full (other than contingent obligations for which the Lessee has made adequate reserves), and no litigation or proceedings are pending, or to the best of the Lessee's knowledge, are threatened, against the Leased Property or the Lessee which could reasonably be expected to have a Material Adverse Effect;

               (ii) all consents, licenses and permits and other governmental authorizations or approvals required for the Construction and operation of the Leased Property have been obtained and are in full force and effect;

               (iii) the Leased Property has available all services of public facilities and other utilities necessary for use and operation of the Leased Property for its intended purposes including, without limitation, adequate water, gas and electrical supply, storm and sanitary sewerage facilities, telephone, other required public utilities and means of access between the Building and public highways for pedestrians and motor vehicles;

               (iv) all material agreements, easements and other rights, public or private, which are necessary to permit the lawful use and operation of the Leased Property as the Lessee intends to use the Leased Property under the Lease and which are necessary to permit the lawful intended use and operation of all then intended utilities, driveways, roads and other means of egress and ingress to and from the same have been obtained and are in full force and effect and the Lessee has no knowledge of any pending modification or cancellation of any of the same; and the use of the Leased Property does not depend on any variance, special exception or other municipal approval, permit or consent that has not been obtained and is in full force and effect for its continuing legal use;

               (v) all of the requirements and conditions set forth in
     Section 3.4(b) hereof have been completed and fulfilled with respect to the
     --------------
     Leased Property and the Construction; and

               (vi) the Leased Property is in compliance in all material respects with all applicable zoning laws and regulations.

     SECTION 3.5 Security Agreement.  The Lessee shall use its best efforts to
                 ------------------
deliver counterparts of the Security Agreement and Assignment (substantially in the form of Exhibit C), duly
            ---------
executed by the Lessee, with an acknowledgment and consent thereto executed by Lincoln Property Company, CSE, Inc. and a complete copy of the Development Agreement, as promptly as practicable after the Closing Date.

                                   SECTION 4
                                REPRESENTATIONS

     SECTION 4.1 Representations of Lessee.  Effective as of the date of
                 -------------------------
execution hereof, as of the Closing Date and as of each Funding Date, the Lessee represents and warrants to each of the other parties hereto as follows:

          (a) Corporate Existence.
              -------------------

          (1) Organization; Corporate Power and Authority. Each of the Lessee
              -------------------------------------------
and the Commerce Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and (ii) has adequate corporate power and authority and full legal right to own or to hold under lease its properties and to carry on the business in which it is presently engaged and will be engaged upon consummation of the transactions contemplated hereby.

          (2) Foreign Qualification.  Each of the Lessee and the Commerce
              ---------------------
Subsidiaries is qualified and in good standing as a foreign corporation and is licensed, admitted or approved to do business as a foreign corporation in each jurisdiction wherein the character of the properties owned or held under lease by it, or the nature of the business conducted by it, makes such qualification necessary, except where (i) such failure to qualify would not have a Material Adverse Effect or (ii) (A) such Commerce Subsidiary is a Subsidiary which was acquired pursuant to Section 5.23 within thirty (30) days prior to the date on
                     ------------
and as of which this representation and warranty is being made or repeated and
(B) the Lessee and such Subsidiary are using all reasonable efforts to obtain the appropriate license, admission or qualification.

          (3) Corporate Power. Each of the Lessee and the Commerce Subsidiaries
              ---------------
has adequate corporate power and authority and has full legal right to enter into each of the Operative Documents to which it is or is to become a party, to perform, observe and comply with all of its agreements and obligations under each of such documents, and, with respect to the Lessee, to lease the Leased Property as contemplated by the Lease.

          (b) Subsidiaries; Shares Owned By The Commerce Companies.  Schedule
              ----------------------------------------------------   --------
5.2 contains a complete list of all Subsidiaries of the Lessee and sets forth
---
the authorized capital of all classes of the capital stock of each Commerce Subsidiary on the date hereof, together with the ownership on the date hereof of all of the issued and outstanding shares of each such class. Other than Subsidiaries of the Commerce Companies organized under the laws of jurisdictions located outside the United States, none of the Commerce Companies has any Subsidiaries which are not Commerce Subsidiaries or Non-Guarantor Subsidiaries.

          (c) Corporate Authority, etc.  The execution and delivery by each of
              ------------------------
the Lessee and the Commerce Subsidiaries of each of the Operative Documents to which it is or is to become a party, the performance by each of the Lessee and the Commerce Subsidiaries of all of its agreements and obligations under each of such documents, and the transactions contemplated hereby and thereby, including the lease of the Leased Property by the Lessee, have been duly authorized as of the date hereof (except that in the case of a Commerce Subsidiary acquired pursuant to Section 5.23, such execution, delivery and authorization shall have
            ------------
been completed no later than the later to occur of (a) the date of such acquisition, and (b) fifteen (15) Business Days following receipt by the Lessee or such Subsidiary of forms of the Operative Documents, or amendments thereto, as appropriate, to which such Subsidiary is to become a party in order to become a Commerce Subsidiary), by all necessary corporate action on the part of each of the Lessee and the Commerce Subsidiaries and its respective shareholders and are within the corporate authority of such Person, and do not and will not (i) contravene or conflict with any provision of its charter or by-laws (each as from time to time in effect), (ii) conflict with, or result in a breach of any material term, condition or provision of, or constitute a default under or result in the creation of any mortgage, lien, pledge, charge, security interest or other encumbrance upon any of the property of any of the Lessee or the Commerce Subsidiaries (other than the liens created under any of the Operative Documents) under any agreement, trust deed, indenture, mortgage or other instrument to which any of the Lessee or the Commerce Subsidiaries is or may become a party or by which any of the Lessee or the Commerce Subsidiaries or any of the property of any of the Lessee or the Commerce Subsidiaries is or may become bound or affected, the consequences of which would reasonably be expected to have a Material Adverse Effect, (iii) violate or contravene any provision of any law, regulation, order, ruling or interpretation thereunder or any decree, order or judgment of any court or governmental or regulatory authority, bureau, agency or official (all as from time to time in effect and applicable to any of the Lessee or the Commerce Subsidiaries), except where such violation or contravention would not have a Material Adverse Effect, (iv) require any waivers, consents or approvals by any of the creditors of any of the Lessee or the Commerce Subsidiaries which have not been obtained, (v) require any consents or approvals by any shareholders of any of the Lessee or the Commerce Subsidiaries, or (vi) require any approval, consent, order, authorization or license by, or giving notice to, or taking any other action with respect to, any governmental or regulatory authority or agency under any provision of any Applicable Law, except those actions which have been taken or will be taken prior to the Closing Date or where the failure to do so would not result in a Material Adverse Effect.

          (d) Binding Effect of Documents, etc.  Each of the Lessee and the
              --------------------------------
Commerce Subsidiaries has duly executed and delivered each of the Operative Documents to which it is a party and each of such documents is in full force and effect. The agreements and obligations of each of the Lessee and the Commerce Subsidiaries contained in each of the Operative Documents to which it is a party constitute legal, valid and binding obligations enforceable against it in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that the availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

          (e) No Potential Event of Defaults or Events of Default.  No Potential
              ---------------------------------------------------
Event of Default or Event of Default has occurred and is continuing.

          (f) Chief Executive Offices; Mailing Addresses. Until the Agent
              ------------------------------------------
receives written notice of a change, the chief executive offices of the Lessee and the offices where all material records and books of account of the Lessee are kept, shall be located at 300 Crescent Court, Suite 1200, Dallas, Texas 75201-7832, and the Lessee's mailing address shall be as provided in Section 8.2
                                                                     -----------
hereof, and the chief executive offices of each of the Commerce Subsidiaries, the offices where all material records and books of account of each of the Commerce Subsidiaries are kept, and the mailing addresses of each of the Commerce Subsidiaries, shall be as set forth in Schedule 5.6 hereto.
                                                ------------

          (g) Financial Statements.  The Lessee has furnished to each of the
              --------------------
Lenders a consolidated balance sheet of the Lessee and its Subsidiaries as at the Balance Sheet Date, and consolidated statements of operations and income and stockholders' equity of the Lessee and its Subsidiaries for the fiscal year then ended, certified by a firm of nationally recognized independent certified public accountants as its accountants. Such financial statements were prepared in accordance with generally accepted accounting principles and fairly present the financial condition of the Lessee and its Subsidiaries as at the close of business on the dates thereof and the results of operations for the fiscal period then ended. There are no contingent liabilities of the Lessee and its Subsidiaries as of either of such dates involving material amounts not disclosed in such financial statements and the related notes thereto.

          (h) No Material Changes, Etc.  Except as disclosed in the Forms 10-Q
              ------------------------
and Forms 8-K of the Lessee and its Subsidiaries filed by the Lessee and its Subsidiaries with the Securities and Exchange Commission and previously delivered to the Agent and the Funding Parties, since the Balance Sheet Date, there has occurred no materially adverse change in the financial condition, business or prospects of the Lessee and its Subsidiaries taken as a whole as shown on or reflected in the consolidated balance sheet of the Lessee and its Subsidiaries as at the Balance Sheet Date, or the consolidated statements of operations for the fiscal year then ended. None of the Commerce Subsidiaries has made any Distribution since the Balance Sheet Date, except to the Lessee or another Commerce Subsidiary.

          (i) Mortgages and Liens.  None of the property, assets, income or
              -------------------
revenues of any character, or any rights relating thereto, of any of the Commerce Companies is subject to any mortgage, lien, pledge, charge, security interest or other encumbrance of any kind, other than Permitted Liens and other Liens permitted pursuant to Section 5.20. Set forth on Schedule 5.9 hereto is a
                            ------------                ------------
true and correct list of each office or other location maintained by any of the Lessee or the Commerce Subsidiaries in the United States of America. In all jurisdictions set forth on Schedule 5.9, and, to the best knowledge of the
                           ------------
Lessee (without having conducted UCC searches), in all other jurisdictions located in the United States of America, any state thereof or the District of Columbia, no financing statement which names any of the Commerce Companies as a debtor has been filed pursuant to Article 9 of the Uniform Commercial Code of any state of the United States or the District of Columbia, and none of the Commerce Companies has signed any financing statement or security agreement or authorized any Person to file any such financing statement in any such jurisdiction, except (a) for notice filings by lessors of personal property or equipment under leases, or (b) with respect to Permitted Liens and other Liens permitted pursuant to Section 5.20.
                      ------------

          (j) Indebtedness.  Neither the Lessee nor any of its Subsidiaries has
              ------------
any Indebtedness other than Indebtedness expressly permitted by the provisions contained in Section 5.19.
             ------------

          (k) Litigation.  Except as set forth on Schedule 5.11 hereto as of the
              ----------                          -------------
date hereof, or as previously disclosed to the Agent in writing, there is no pending or, to the best of the knowledge of any of the Lessee's officers and directors, threatened action, suit, proceeding or investigation before any court, tribunal, governmental or regulatory authority, agency, commission, or board of arbitration against the Lessee or any of its Subsidiaries which seeks or demands damages in an amount which would reasonably be expected to have a Material Adverse Effect or to materially impair the right of the Lessee and its Subsidiaries, considered as a whole, to carry on business substantially as now conducted by them, or to result in any material liability not adequately covered by insurance or for which adequate reserves are not maintained on the consolidated balance sheet of the Lessee and its Subsidiaries, or which questions the validity of this Agreement or any of the other Operative Documents or any action taken or to be taken pursuant hereto or thereto, nor does the Lessee or any of its Subsidiaries know of any reasonable basis for any such litigation to exist. Set forth on Schedule 5.11 hereto are descriptions of all
                                   -------------
escrow arrangements to which the Lessee or any of its Subsidiaries is a party with respect to pending litigation against the Lessee or any of its Subsidiaries which must be disclosed pursuant to this Section 4.1(j).
                                         --------------

          (l) No Default.  Except for alleged defaults relating to the matters
              ----------
set forth on Schedules 5.11 and 5.12 hereof as of the date hereof, or as
             --------- ----     ----
previously disclosed to the Agent in writing, no material default under any contract, agreement or instrument to which any Commerce Company is a party or by which it or any of its property is bound, has occurred and is continuing beyond the grace period specified therefore in such contract, instrument or agreement, the consequence of which default would reasonably be expected to have a Material Adverse Effect. Notwithstanding the foregoing, the information set forth on Schedules 5.11 and 5.12 is for disclosure purposes only, and nothing contained
--------- ----     ----
in Schedules 5.11 or 5.12 shall be deemed an admission by the Lessee or any
   --------- ----    ----
Subsidiary that any default exists under any contract, agreement or instrument to which such Commerce Company is a party or by which such Commerce Company or any of its property is bound.

          (m) Taxes.  Except as set forth on Schedule 5.13, as of the date
              -----                          -------------
hereof, the Lessee, for itself and on behalf of its Subsidiaries, has filed all United States federal tax returns required to be filed by it, and each of the Lessee and, to the best knowledge of the Lessee, its Subsidiaries has filed all state and other tax returns required to be filed by it other than (i) those returns relating to taxes (A) with respect to which the Lessee or any such Subsidiary, as the case may be, in good faith and using due diligence and all deliberate speed, is investigating or ascertaining the extent of its liability, if any, and (B) with respect to which (1) no Lien or notice has been filed in any public recording office, and (2) neither the Lessee nor such Subsidiary has received notice of a lien or the threat or initiation of an enforcement proceeding or has reason to believe that such a lien or enforcement proceeding is likely to occur or is specifically contemplated by appropriate authorities, or (ii) those returns as to which the failure to so file would not, in the opinion of the Lessee, create an outstanding liability for taxes due or interest and penalties thereon which would reasonably be expected to have a Material Adverse Effect or to result in any material liability for which adequate reserves are not maintained on the consolidated balance sheet of the Lessee and its Subsidiaries. As of the date hereof, each of the Lessee and its Subsidiaries has paid, or has made reasonable provision for payment of, all material taxes (if any) which have or may become due and payable with respect to any past or present taxation period pursuant to any of the said returns or pursuant to any matters raised by audits or for other reasons known to it, other than those taxes referenced in subparagraphs (i) and (ii) above and taxes the amount, applicability, or
-----------------     ----
validity of which are currently being contested by it in good faith by appropriate proceedings and with respect to which it has set aside on its books reserves (to the extent required by generally accepted accounting principles and practices) reasonably deemed by it to be adequate with respect thereto. Neither the Lessee nor any of its Subsidiaries has consented to be treated as a "consenting corporation" as defined in Section 341(f) of the Code.

          (n) True Copies of Charter and Other Documents. Each of the Lessee and
              ------------------------------------------
the Commerce Subsidiaries has furnished or caused to be furnished, except any Commerce Subsidiary acquired as permitted by Section 5.23 which Subsidiary
                                             ------------
shall, within 30 days of such acquisition, have furnished or caused to be furnished, to the Agent and each of the Lenders true and complete copies of (a) all of the charter and other incorporation or association documents of each of the Lessee and the Commerce Subsidiaries (together with any and all amendments thereto) and (b) the by-laws of each of the Lessee and the Commerce Subsidiaries (together with any and all amendments thereto).

          (o) Employee Benefit Plans.
              ----------------------

              (1) In General.  Each Employee Benefit Plan and each Guaranteed
                  ----------
Pension Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions and the bonding of fiduciaries and other persons handling plan funds as required by (S)412 of ERISA.

          (2) Terminability of Welfare Plans.  No Employee Benefit Plan which is
              ------------------------------
an employee welfare benefit plan within the meaning of (S)3(1) or (S)3(2)(B) of ERISA provides benefit coverage subsequent to termination of employment, except as required by Title I, Part 6 of ERISA or applicable state insurance laws and except as set forth in the Sterling Commerce, Inc. Employee Health Benefit Plan with respect to certain employees who are eligible for retiree medical benefits as set forth therein. Subject to applicable legal requirements, the Lessee or an ERISA Affiliate, as appropriate, may terminate each such Plan, other than the Sterling Commerce, Inc. Employee Health Benefit Plan, at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of the Lessee or such ERISA Affiliate without liability to any Person other than for claims arising prior to termination.

          (3) Guaranteed Pension Plans.  Each contribution required to be made
              ------------------------
to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of (S)302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan and neither the Lessee nor any ERISA Affiliate is obligated to or has posted security in connection with an amendment of a Guaranteed Pension Plan pursuant to (S)307 of ERISA or
(S)401(a)(29) of the Code. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by the Lessee or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event, or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months prior to the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of (S)4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans by a material amount, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities, except as otherwise permitted by Section 5.26(e).
                                                      ---------------

          (4) Multiemployer Plans.  Neither the Lessee nor any ERISA Affiliate
              -------------------
has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under (S)4201 of ERISA or as a result of a sale of assets described in (S)4204 of ERISA. Neither the Lessee nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of (S)4241 or (S)4245 of ERISA or is at risk of entering reorganization or becoming insolvent, or that any Multiemployer Plan intends to terminate or has been terminated under (S)4041A of ERISA.

          (p) Other Representations.  Each of the representations and warranties
              ---------------------
made by each of the Lessee and the Commerce Subsidiaries in any of the Operative Documents (to the extent that any such documents are in effect on any particular Funding Date) was true and correct in all material respects when made and continues to be true and correct in all material respects on the Closing Date, except to the extent that, by the express terms thereof, any of such representations and warranties relates solely to or is made as of a date falling prior to the Closing Date, or except to the extent that any of such representations and warranties may have been affected by the consummation of the transactions contemplated and permitted or required by the Operative Documents.

          (q) Disclosure.  No representation or warranty made by any of the
              ----------
Lessee or the Commerce Subsidiaries in this Master Agreement or in any agreement, instrument, document, certificate, statement or letter furnished to the Agent by or on behalf of any of the Lessee or the Commerce Subsidiaries in connection with any of the transactions contemplated by any of the Operative Documents contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances in which they are made. Except as disclosed in writing to the Agent, there is no fact known to the Lessee or, to the best of the Lessee's knowledge, any of the Commerce Subsidiaries which could reasonably be expected materially adversely to affect, or which would reasonably be expected materially adversely to affect in the future the condition, assets or operations of the Lessee and the Commerce Subsidiaries taken as a whole.

          (r) Holding Company and Investment Company Acts. None of the Commerce
              -------------------------------------------
Companies is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company" or a company "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

          (s) Regulations U and X.  The proceeds of the Fundings shall be used
              -------------------
solely for financing the acquisition and Construction of the Leased Property, and to pay related development, transaction and closing costs incurred by the Lessee. No portion of any Funding is to be used by the Lessee for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224, nor is any portion of any Funding to be used by the Lessee in any manner which, whether after giving effect to Section
                                                                       -------
5.15 or Section 5.17 or otherwise, would be in violation of such Regulation U or
----    ------------
X.

          (t) Franchises, Patents, Copyrights, Etc.  Except as set forth on
              ------------------------------------
Schedule 5.20 hereto, each of the Lessee and the Commerce Subsidiaries possesses
-------------
all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted and has not received notice of any conflict (which conflict has not been resolved prior to the Closing Date or which conflict, either individually or in the aggregate with other conflicts, would, if adversely determined, have a Material Adverse Effect) with any rights of others. Attached hereto as Schedule 5.20 is a true, correct, and complete
                               -------- ----
list of all patents, patent applications, federally registered copyrights, trademarks, trademark applications, trade names and other intellectual property owned by any of the Lessee or the Commerce Subsidiaries as of May 13, 1997 for foreign intellectual property and May 14, 1997 for domestic intellectual property.

          (u) Non-Guarantor Subsidiaries.  No Non-Guarantor Subsidiary (a) is
              --------------------------
presently engaged in business of any kind or nature (except that such Non-Guarantor Subsidiary may have qualified to do business in a foreign jurisdiction), (b) has a net worth in excess of $1,000,000 or, in the case of Sterling Commerce Leasing, Inc., in excess of $5,000,000 for any period of thirty-five (35) or more consecutive days or (c) has issued any capital stock to any Person other than the Lessee or a Commerce Subsidiary. The Non-Guarantor Subsidiaries, taken as a whole, do not have assets as a result of which such Non-Guarantor Subsidiaries' net worth, in the aggregate, equals or exceeds $6,000,000.

          (v) Environmental Compliance.
              ------------------------

              (1) To the best of the Lessee's knowledge, none of the Lessee or the Commerce Subsidiaries, nor any of their operations, is in violation or alleged violation of any Environmental Governmental Rule, except where the failure so to comply would not have a Material Adverse Effect;

              (2) none of the Lessee or the Commerce Subsidiaries has received notice from any third party that (i) it has been identified as a Potentially Responsible Party; (ii) any Hazardous Substances which any one of them has generated, transported or disposed of has been found at any site at which any third party has conducted or ordered any of the Lessee or the Commerce Subsidiaries to conduct a remedial investigation, action or response action pursuant to any Environmental Law; or (iii) it is or shall be named party to any Proceeding arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

              (3) to the Lessee's knowledge, (i) no portion of the Real Estate has been used by any of the Lessee or the Commerce Subsidiaries for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and (ii) in the course of any activities conducted by the Commerce Subsidiaries, no Hazardous Substances have been generated or on the Real Estate or are being used except in accordance with applicable Environmental Laws; and

              (4) none of the Lessee or the Commerce Subsidiaries, or, to the Lessee's knowledge, any of the Real

Estate is subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the effectiveness of any other transactions contemplated hereby.

          (w) Solvency.  Each of the Lessee and the Commerce Subsidiaries other
              --------
than Sterling Commerce Leasing, Inc., on an individual basis as of the Closing Date, each Subsidiary which becomes a Commerce Subsidiary and a guarantor under the Subsidiary Guaranty in accordance with the requirements of Section 5.15 or
                                                               ------------
5.17, on an individual basis as of any Funding Date following the date on which
----
such Subsidiary becomes a Commerce Subsidiary and a guarantor under the Subsidiary Guaranty in accordance with the requirements of Section 5.15 or 5.17,
                                                           ------------    ----
and the Commerce Companies on a consolidated basis as of the Closing Date and each Funding Date occurring thereafter, both before and after giving effect to the transactions contemplated hereby, (a) is or are solvent, (b) has or have assets having a fair salable value in excess of the amount required to pay its probable liabilities as such liabilities become absolute and mature, and (c) has or have access to adequate capital for the conduct of its or their business and the ability to pay its or their respective debts from time to time incurred in connection therewith as such debts mature in the reasonably foreseeable future.

          (x) Rights in Respect of the Leased Property.  The Lessee is not a
              ----------------------------------------
party to any contract or agreement to sell any interest in the Leased Property or any part thereof, other than pursuant to the Operative Documents.

          (y) Hazardous Materials - Leased Property.  (i)  To the best knowledge
              -------------------------------------
of the Lessee, on the Closing Date, there are no Hazardous Materials present at, upon, under or within the Leased Property or released or transported to or from the Leased Property (except in compliance in all material respects with all Applicable Law).

              (ii) On the Closing Date, no Governmental Actions have been taken or are in process or have been threatened, which could reasonably be expected to subject the Leased Property, any Lender or the Lessor with respect to the Leased Property to any Claims or Liens under any Environmental Law which would have a materially adverse effect on the Lessee, the Lessor, any Lender or the Leased Property.

          (iii) The Lessee has, or will obtain on or before the date required by Applicable Law, all Environmental Permits necessary to operate the Leased Property in accordance with Environmental Laws and is complying with and has at all times complied with all such Environmental Permits, except to the extent the failure to obtain such Environmental Permits or to so comply would not have a Material Adverse Effect.

          (iv) No notice, notification, demand, request for information, citations, summons, complaint or order has been issued or filed to or with respect to the Lessee, no penalty has been assessed on the Lessee and no investigation or review is pending or, to its best knowledge, threatened by any Governmental Authority or other Person in each case relating to the Leased Property with respect to any alleged material violation or liability of the Lessee under any Environmental Law. No material notice, notification, demand, request for information, citations, summons, complaint or order has been issued or filed to or with respect to any other Person, no material penalty has been assessed on any other Person and no investigation or review is pending or, to its best knowledge, threatened by any Governmental Authority or other Person relating to the Leased Property with respect to any alleged material violation or liability under any Environmental Law by any other Person.

          (v) The Leased Property and each portion thereof are presently in compliance in all material respects with all Environmental Laws, and there are no present or, to the Lessee's best knowledge, past facts, circumstances, activities, events, conditions or occurrences regarding the Leased Property (including without limitation the release or presence of Hazardous Materials) that could reasonably be anticipated to (A) form the basis of a material Claim against the Leased Property, any Funding Party or the Lessee, (B) cause the Leased Property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law, (C) require the filing or recording of any notice or restriction relating to the presence of Hazardous Materials in the real estate records in the county or other appropriate municipality in which the Leased Property is located, or (D) prevent or interfere with the continued operation and maintenance of the Leased Property as contemplated by the Operative Documents.

          (z) Leased Property.  The present condition and use of the Leased
              ---------------
Property conforms in all material respects with all conditions or requirements of all existing permits and approvals issued with respect to the Leased Property, and the present use of the Leased Property and the Lessee's future intended use of the Leased Property under the Lease does not, in any material respect, violate any Applicable Law. No material notices, complaints of orders or violation or non-compliance have been issued or, to the Lessee's best knowledge, threatened or contemplated by any Governmental Authority with respect to the Leased Property or any present or intended future use thereof. All agreements, easements and other rights, public or private, which are necessary to permit the lawful use and operation of the Leased Property as the Lessee intends to use the Leased Property under the Lease and which are necessary to permit the lawful intended use and operation of all presently intended utilities, driveways, roads and other means of egress and ingress to and from the same have been, or to the Lessee's best knowledge will be, obtained and are in full force and effect, and the Lessee has no knowledge of any pending modification or cancellation of any of the same.

     SECTION 4.2 Representations of the Lessor.  Effective as of the date of
                 -----------------------------
execution hereof, as of the Closing Date and as of each Funding Date, the Lessor represents and warrants to the Agent, the Lenders and the Lessee as follows:

          (a) Securities Act.  The interest being acquired or to be acquired by
              --------------
the Lessor in the Leased Property is being acquired for its own account, without any view to the distribution thereof or any interest therein, provided that the
                                                              --------
Lessor shall be entitled to assign, convey or transfer its interest in accordance with Section 6.1.
                -----------

          (b) Due Organization, etc.  The Lessor is a limited partnership duly
              ---------------------
organized and validly existing under the laws of Texas and has full power, authority and legal right to own or to hold under lease its properties and to carry on the business in which it is presently engaged and will be engaged upon consummation of the transactions contemplated hereby or to execute, deliver and perform its obligations under the Lease, this Master Agreement and each other Operative Document to which it is or will be a party.

          (c) Due Authorization; Enforceability, etc.  This Master Agreement and
              --------------------------------------
each other Operative Document to which the Lessor is or will be a party have been or will be duly authorized, executed and delivered by or on behalf of the Lessor and are, or upon execution and delivery will be, legal, valid and binding obligations of the Lessor enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by general equitable principles.

          (d) No Conflict.  The execution and delivery by the Lessor of the
              -----------
Lease, this Master Agreement and each other Operative Document to which the Lessor is or will be a party, are not or will not be, and the performance by the Lessor of its obligations under each will not be, inconsistent with its Partnership Agreement, do not and will not contravene any Applicable Law and do not and will not contravene any provision of, or constitute a default under, or, except pursuant to the Operative Documents, result in the creation of any Lien upon any of the properties of the Lessor under, any Contractual Obligation of Lessor, and the Lessor possesses all requisite consents and regulatory authority to undertake and perform its obligations under the Operative Documents.

          (e) Litigation.  There are no pending or, to the knowledge of the
              ----------
Lessor, threatened actions or proceedings against the Lessor before any court, arbitrator or administrative agency that would have a Lessor Material Adverse Effect.

          (f) Lessor Liens.  No Lessor Liens (other than those created by the
              ------------
Operative Documents) exist on the Closing Date on the Leased Property, or any portion thereof, and the execution, delivery and performance by the Lessor of this Master Agreement or any other Operative Document to which it is or will be a party will not subject the Leased Property, or any portion thereof, to any Lessor Liens (other than those created by the Operative Documents).

          (g)  Employee Benefit Plans.  The Lessor is not and will not be making
               ----------------------
its investment hereunder, and is not performing its obligations under the Operative Documents, with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in Section 4975(e)(1)) of the Code.

          (h)  General Partner.  The sole general partner of the Lessor is
               ---------------
Atlantic Financial Managers, Inc.

          (i)  Financial Information.  (i)  The unaudited balance sheet of the
               ---------------------
Lessor as of December 31, 1996 and the related statements of income, partners' capital and cash flows for the year then ended, copies of which have been delivered to the Agent, fairly present, in conformity with sound accounting principles consistently applied, the financial condition of the Lessor as of such dates and the results of operations and cash flows for such periods.

          (ii) Since December 31, 1996, there has been no event, act, condition or occurrence having a material adverse effect upon the financial condition, operations, performance or properties of the Lessor, or the ability of the Lessor to perform in any material respect under the Operative Documents.

     SECTION 4.3 Representations of each Lender.  Effective as of the date of
                 ------------------------------
execution hereof, as of the Closing Date and as of each Funding Date, each Lender represents and warrants to the Lessor and to the Lessee as follows:

          (a) Securities Act.  The interest being acquired or to be acquired by
              --------------
such Lender in the Funded Amounts is being acquired for its own account, without any view to the distribution thereof or any interest therein, provided that such
                                                              --------
Lender shall be entitled to assign, convey or transfer its interest in accordance with Section 6.2. Such Lender is an accredited investor as that term
                -----------
is defined in Rule 501(a) under the Securities Act.

          (b) Employee Benefit Plans.  Such Lender is not and will not be making
              ----------------------
its investment hereunder, and is not performing its obligations under the Operative Documents, with the assets of an "employee benefit plan" (as defined in

Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in Section 4975(e)(1)) of the Code.

                                   SECTION 5
                                   COVENANTS

     SECTION 5.1 Legal Existence, etc.  Except for any Commerce  Company which
                 --------------------
is then a Non-Guarantor Subsidiary, which has been merged into another Subsidiary or the Lessee in compliance with Section 5.22, or which has been
                                            ------------
disposed of in compliance with the provisions of Section 5.24, the Lessee will,
                                                 ------------
and will cause each of the other Commerce Companies to, maintain its legal existence and good standing under the laws of its jurisdiction of incorporation, maintain its qualification to do business in each state in which the failure to do so would have a Material Adverse Effect and maintain all of its rights and franchises reasonably necessary to the conduct of its business.

     SECTION 5.2 Use of Loan Proceeds.  The Lessee shall use the proceeds of the
                 --------------------
Loans solely to fund the acquisition and Construction of the Leased Property, and to pay related development, transaction and closing costs incurred by the Lessee, and not in violation of Regulations U or X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

     SECTION 5.3 Financial Statements.  The Lessee will furnish financial
                 --------------------
statements and other reports to each of the Lenders as follows:

          (a) promptly upon the filing of the Lessee's annual 10-K Report with the Securities and Exchange Commission, the consolidated balance sheets and the related consolidated statements of operations, stockholders' equity and cash flows (the "consolidated financial statements") of the Lessee and its Subsidiaries, as at the end of such fiscal year, in reasonable detail, each setting forth in comparative form the corresponding figures for the preceding year, prepared in accordance with generally accepted accounting principles consistently applied, and accompanied by a report and unqualified opinion of a nationally recognized firm of independent certified public accountants selected by the Lessee and reasonably satisfactory to the Agent (except that a qualification for a change in accounting principles with which such firm of independent certified public accountants concurs shall be permitted);

          (b) promptly upon the filing of the Lessee's quarterly 10-Q Report with the Securities and Exchange Commission, unaudited consolidated financial statements of the Lessee and its Subsidiaries for which a 10-Q Report is required, prepared in accordance with generally accepted accounting principles, together with a certification by an Authorized Officer of the Lessee that the information contained in such financial statements fairly presents the financial position of the Lessee and its Subsidiaries on the date thereof (subject only to year-end adjustments);

          (c) contemporaneously with the delivery of the financial statements referred to in subparagraphs (a) and (b) above but in no event later than
               -----------------     ---
ninety-five (95) days after the close of the fiscal year of the Lessee and fifty
(50) days after the end of each fiscal quarter of the Lessee, a statement, substantially in the form of Exhibit E hereto, showing compliance by the Lessee
                             ---------
with the covenants set forth in Sections 5.31, 5.32, 5.33 and 5.34 and setting
                                -------- ----  ----  ----     ----
forth in reasonable detail computations evidencing such compliance and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since the Balance Sheet Date, certified by a Responsible Officer of the Lessee ("Compliance Certificate");
             ----------------------

          (d) at the time of delivery of each quarterly and annual statement referred to in clauses (a) and (b) above, a certificate, executed by a
               -----------     ---
Responsible Officer, (i) stating that such officer has caused the Operative Documents to which the Lessee is a party to be reviewed and has no knowledge of any Potential Event of Default or Event of Default by the Lessee in the performance or observance of any of the provisions of any Operative Document to which the Lessee is a party, during such quarter or at the end of such year, or, if such officer has such knowledge, specifying each Potential Event of Default or Event of Default and the nature thereof, and (ii) setting forth (A) each pending or threatened action or suit of which the Lessee is aware affecting the Lessee or any of its Subsidiaries or to which the Lessee or any of its Subsidiaries is a party, involving an uninsured claim against any such Person which could reasonably be expected to have a

Material Adverse Effect and which was not previously reported pursuant to
Section 5.4, or the last quarterly certificate and (B) any Commerce Subsidiary
-----------
deactivated in accordance with Section 5.16 since the date of the last
                               ------------
certificate delivered pursuant to this clause (d);
                                       ----------

          (e) as soon as practicable but, in any event, within twenty (20) Business Days after the issuance thereof, copies of all other financial statements and reports as the Lessee or the Lessee shall send to its stockholders as such, and copies of all regular and periodic reports which any of the Commerce Companies may be required to file pursuant to federal securities laws or regulations with the Securities and Exchange Commission or any similar or corresponding federal or state governmental commission, department or agency substituted therefor; and

          (f) with reasonable promptness, such other data as the Lessor, the Agent or any of the Lenders may reasonably request.

     SECTION 5.4 Notice of Litigation and Judgment and Environmental Events.
                 ----------------------------------------------------------

          (a) Litigation and Judgments.  The Lessee will, for itself and on
              ------------------------
behalf of its Subsidiaries, give notice to the Agent in writing within thirty
(30) days of becoming aware of any pending or threatened action or suit affecting the Lessee or any of its Subsidiaries or to which the Lessee or any of its Subsidiaries is or becomes a party involving an uninsured claim against the Lessee or any of its Subsidiaries which seeks or demands damages in an amount which would reasonably be expected to have a Material Adverse Effect, and stating the nature and status of such litigation or proceedings. The Lessee will, for itself and on behalf of its Subsidiaries, give notice to the Agent on behalf of the Lenders, in writing, in form and detail satisfactory to the Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against the Lessee or any of its Subsidiaries in an amount in excess of $1,000,000.

          (b) Environmental Events.  The Lessee will promptly give notice to the
              --------------------
Agent upon becoming aware of (i) of any violation of any Environmental Law that any of the Lessee or the Commerce Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency and
(ii) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, or any federal, state or local environmental agency or board, that has the potential to materially affect the assets, liabilities, financial conditions or operations of the Lessee and the Commerce Subsidiaries taken as a whole.

          (c) Notice of Default.  The Lessee, on behalf of itself and its
              -----------------
Subsidiaries, will promptly notify the Agent in writing upon becoming aware of the occurrence of any Potential Event of Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting a Potential Event of Default or Event of Default) by the Lessee or any of its Subsidiaries under any Operative Documents to which the Lessee is a party, or any note, evidence of indebtedness, indenture or other obligation to which or with respect to which the Lessee or any of the Commerce Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, such Lessee or the Commerce Subsidiary, as the case may be, shall forthwith, upon becoming aware thereof, give written notice thereof to the Agent, describing the notice or action and the nature of the claimed default.

     SECTION 5.5 Books and Records.  The Lessee will, and will cause each of the
                 -----------------
Commerce Subsidiaries to, (a) keep true and accurate records and books of account in which full, true and correct entries, together with all financial statements provided for herein, shall, to the extent generally accepted accounting principles are applicable thereto, be made in accordance with generally accepted accounting principles consistently applied, and (b) at all times have engaged a firm of nationally recognized independent certified public accountants as its accountants, with no more than thirty (30) days elapsing between the termination of any such accountants as the Lessee's accountants and the engagement of successor accountants (from a firm of nationally recognized certified public accountants).

     SECTION 5.6 Insurance.  The Lessee will, for itself and on behalf of the
                 ---------
Commerce Subsidiaries, maintain with
financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas (which may include reasonable self insurance) and in amounts, containing such terms, in such forms and for such periods as may be reasonably satisfactory to the Agent. Without limiting the foregoing, the Lessee will, for itself and on behalf of the Commerce Subsidiaries, (i) keep all of its physical property insured against fire and extended coverage risks in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, (ii) maintain all such workers' compensation or similar insurance as may be required by law, except in instances involving immaterial operations of any Commerce Subsidiary and where the failure to maintain such insurance would not have a material adverse effect on the Lessee and its Subsidiaries taken as a whole, and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims for bodily injury, death or property damage occurring on, in or about the properties of the Lessee and the Commerce Subsidiaries (other than Non-Guarantor Subsidiaries), and business interruption insurance. All such policies of insurance shall provide for ten days' prior written minimum cancellation notice to the Agent. In the event of failure to provide and maintain insurance as herein provided, the Agent may, at its option, after giving notice to the Lessee, provide such insurance and charge the amount thereof to the Lessee. The Lessee shall furnish to the Agent promptly following receipt of same certificates or other evidence satisfactory to the Agent of compliance with the foregoing insurance provision, and shall, upon the request of the Agent, provide copies of all policies evidencing such insurance.

     SECTION 5.7 Taxes.  The Lessee, for itself and on behalf of its
                 -----
Subsidiaries, will pay or cause to be paid all taxes or other assessments or governmental charges or levies imposed upon it or upon its income or profits or upon property belonging to it prior to the time when any penalties or interest (except interest during extensions of time for filing of returns not in excess of seven (7) months for taxes owed to United States taxing authorities and twelve (12) months for taxes owed to taxing authorities located outside of the United States) accrue with respect thereto, unless (a) in any such case, the same is being contested in good faith by appropriate proceedings and an appropriate reserve therefor has been established and is maintained in accordance with generally accepted accounting principles, (b) in any such case, the Lessee or any such Subsidiary, as the case may be, is in good faith and using due diligence and all deliberate speed, investigating or ascertaining the extent of the liability for such unpaid taxes, if any, and (i) no lien or notice thereof has been filed in any public recording office with respect to such unpaid taxes, and (ii) neither the Lessee nor any such Subsidiary has received notice of a lien or the initiation of an enforcement proceeding with respect to such unpaid taxes or has reason to believe that such a lien or enforcement proceeding is likely to occur or is specifically contemplated by appropriate authorities or (c) the failure to so pay would not have a material adverse effect on any of the Commerce Companies individually, or on the Lessee and its Subsidiaries taken as a whole.

     SECTION 5.8 Conduct of Business.  The Lessee will, and will cause each of
                 -------------------
the Commerce Subsidiaries to, continue to engage in the businesses engaged in by the Lessee or, as the case may be, such Commerce Subsidiaries on the Closing Date (except in the case of dispositions permitted under Section 5.24).

     SECTION 5.9 Compliance with Law, Contracts, Licenses and Permits.  The
                 ----------------------------------------------------
Lessee will, and will cause each of the Commerce Companies to, (i) comply (A) with all laws (including Environmental Laws), rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, noncompliance with which could reasonably be expected to have a Material Adverse Effect; (B) the provisions of its charter documents and by-laws, (C) all agreements and instruments by which it or any of its properties may be bound (including, without limitation, any of the escrow arrangements set forth on
Schedule 5.11 hereto), non-compliance with which would reasonably be expected to
-------------
have a Material Adverse Effect; and (D) all applicable decrees, orders and judgments, non-compliance with which would reasonably be expected to have a Material Adverse Effect; and (ii) promptly obtain, maintain, apply for renewal, and not allow to lapse, any authorization, consent, approval, license or order, and accomplish any filing or registration with any court or judicial, administrative or governmental authority which may be or may become necessary in order that it perform in all material respects all of its obligations under this Agreement or the other Operative Documents to which the Lessee is a party and in order that the same may be valid and binding and effective in accordance with their terms and in order that the Lenders may be able freely to exercise and enforce any and all of their rights under or the other Operative Documents.

     SECTION 5.10  Access to Properties and Books; Commercial Finance
                   --------------------------------------------------
Examinations; Confidentiality.
-----------------------------

          (a) Subject to all applicable federal laws and regulations relating to the need for appropriate security clearance, the Lessee will, and will cause each of the other Commerce Companies to, permit the Lessor, the Agent and each of the Lenders, by its representatives and agents, to inspect any of the properties, including corporate books, computer files and tapes and financial records of each Commerce Company, to examine and make copies of the books of accounts and other financial records of each Commerce Company, and to discuss the affairs, finances and accounts of each Commerce Company with, and to be advised as to the same by, their respective officers and by the Lessee's independent certified public accountants (provided that all such discussions with the Lessee's independent certified public accountants shall be made upon notice to and with the consent of the Lessee, which consent shall not be unreasonably withheld), at such reasonable times and intervals as the Lessor, the Agent or any Lender may designate. The Lessor, the Lenders and the Agent agree that they will treat in confidence all financial and proprietary information with respect to the Commerce Companies, including financial projections delivered pursuant hereto, and all other information obtained during such inspection which is designated by the Lessee, either in advance (which may be in the form of a master list of confidential information provided to the Agent) or at such inspection as confidential and will not, without the consent of the Lessee, disclose such information to any third party other than its attorneys and auditors (who agree to be bound by the provisions of this Section
                                                                        -------
5.10) or at any judicial or administrative proceeding and, if any representative
----
or agent of the Lessor, the Lenders or the Agent shall not be an employee of the Lessor, one of the Lenders or the Agent or any
affiliate of the Lessor, the Lenders or the Agent, such designee shall be reputable and of recognized standing and shall agree in writing to treat in confidence the information obtained during any such inspection and, without the prior written consent of the Lessee, not to disclose such information to any third party or make use of such information for personal gain. For purposes of this Section, the Lessor, the Agent and the Lenders agree that all software licensed by the Lessee or its Subsidiaries shall be deemed to be proprietary information. Notwithstanding the foregoing, the Lessee hereby authorizes each of the Lessor, the Agent and Lenders to disclose information obtained pursuant to this Master Agreement to banks or other financial institutions who are participants or potential participants in the Loans made and who agree to be bound by the provisions of this Section 5.10 together with their respective
                                ------------
attorneys and auditors (who agree to be bound by the provisions of this Section
                                                                        -------
5.10) and where required or requested by governmental or regulatory authorities
----
or in or as part of any judicial or administrative proceeding.

          (b) Subject to the confidentiality and security clearance restrictions set forth in paragraph (a) of this Section 5.10 the Lessee will, and will cause
             -------------         ------------
each of its Subsidiaries to, permit the Agent, the Banks or any of their respective representatives, upon reasonable notice to the Lessee, to conduct commercial finance examinations from time to time at the Lessee's expense.

     SECTION 5.11  Allowances.  The Lessee will maintain, for itself and on
                   ----------
behalf of each of its Subsidiaries (other than Non-Guarantor Subsidiaries) (a) appropriate allowances for depreciation, depletion, obsolescence, amortization and bad debts and (b) adequate accrued liabilities for taxes on income and other liabilities as required in accordance with generally accepted accounting principles.

     SECTION 5.12  Change of Corporate Name; Maintenance of Office.  The Lessee
                   -----------------------------------------------
shall notify the Agent within thirty days of any change in its corporate name or in the corporate names of any of the Commerce Companies. Until the Agent receives notice of a change (i) the Lessee will maintain its chief executive office and the offices where all of its material records and books of account are kept, at 300 Crescent Court, Suite 1200, Dallas, Texas 75201-7832, and (ii) each of the

Commerce Subsidiaries shall maintain its chief executive office (which office shall also be the office where all of its material records and books of account are kept), at the offices set forth in Schedule 5.6 hereto.
                                       -------- ---

     SECTION 5.13 Employee Benefit Plan.  The Lessee will (i) promptly upon
                  ---------------------
filing the same with the Department of Labor or Internal Revenue Service, furnish to the Agent a copy of the most recent actuarial statement required to be submitted under (S)103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan and (ii) promptly upon receipt or dispatch, furnish to the Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under (S)(S)302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or in respect of a
Multiemployer Plan, under (S)(S)4041A, 4202, 4219, 4242, or 4245 of ERISA.

     SECTION 5.14 Corporate Existence; Maintenance of Properties.
                  ----------------------------------------------

     (a) Corporate Existence. Except for any Commerce Subsidiary which is then a
         -------------------
Non-Guarantor Subsidiary, which has been merged into the Lessee or a Commerce Subsidiary in compliance with Section 5.23, or which has been disposed of in
                              ------------
compliance with the provisions of Section 5.28, the Lessee will, and will cause
                                  ------------
each of the Commerce Subsidiaries to, maintain its legal existence and good standing under the laws of its jurisdiction of incorporation, maintain its qualification to do business in each state in which the failure to do so would have a Material Adverse Effect.

     (b) Maintenance of Properties. The Lessee will, and will cause each of the
         -------------------------
Commerce Subsidiaries to, (i) cause all of its properties necessary or appropriate in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, unless failure to do so would not have a Material Adverse Effect, (ii) cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Lessee or such Commerce Subsidiary may be necessary so that the business carried on in connection therewith may be advantageously conducted at all times, unless failure to do so would not have a Material Adverse Effect, (iii) comply in all material respects with all federal, state and local laws, regulations, rules and ordinances applicable to it or its properties, noncompliance with which would reasonably be expected to materially adversely affect its financial condition, assets or operations, provided that it shall not be a breach of this Section
                      --------                                       -------
5.14(b) if the Lessee or any Commerce Subsidiary fails to comply with such laws,
-------
rules and regulations during any period in which the Lessee or such Commerce Subsidiary is in good faith diligently contesting the validity thereof by appropriate proceedings, and (iv) continue to engage primarily in the businesses now conducted by it (except in the case of dispositions permitted under Section
                                                                        -------
5.24) and in related businesses; provided that nothing in this Section 5.14(b)
----                             -------------                 ---------------
shall prevent any of the Lessee or the Commerce Subsidiaries from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Lessee or such Commerce Subsidiary, desirable in the conduct of its business and that do not in the aggregate materially adversely affect the business of the Lessee and the Commerce Subsidiaries on a consolidated basis.

     SECTION 5.15 Activation of Non-Guarantor Subsidiaries. On any date upon
                  ----------------------------------------
which (a) any one or more of the Non-Guarantor Subsidiaries (i) commences to engage in business of any kind or nature or (ii) acquires or otherwise receives assets as a result of which such Non-Guarantor Subsidiary's net worth equals or exceeds (A) $1,000,000, or (B) in the case of Sterling Commerce Leasing, Inc., in excess of $5,000,000 for any period of thirty-five (35) or more consecutive days, or (b) the Non-Guarantor Subsidiaries, taken as a whole, have or receive assets as a result of which such Non-Guarantor Subsidiaries' net worth, in the aggregate, equals or exceeds $6,000,000, the Lessee shall provide written notice thereof to the Agent, and such Subsidiary or Subsidiaries shall, in accordance with the provisions of this Section 5.15, be activated and shall be required to
                            ------------
become a Commerce Subsidiary and a guarantor under the Subsidiary Guaranty, except that in the case of those Non-Guarantor Subsidiaries whose net worth is less than $1,000,000 individually (or, in the case of Sterling Commerce Leasing, Inc., less than $5,000,000 for any period of thirty-five (35) or less consecutive days) but in the aggregate is greater than $6,000,000, only such of the Non-Guarantor Subsidiaries as shall reduce the aggregate net worth of all remaining Non-Guarantor Subsidiaries to an amount less than $6,000,000 shall be required to become guarantors under the Subsidiary

Guaranty. As soon as practicable following receipt of any such notice, the Agent shall provide such activated Subsidiary or Subsidiaries with forms of the Operative Documents (including the Subsidiary Guaranty) to which such activated Subsidiary is or such activated Subsidiaries are to be a party, or appropriate amendments thereto, as well as forms of acceptable legal opinions and other documents necessary to demonstrate the due authorization, execution and delivery by such activated Subsidiary or Subsidiaries of such Operative Documents or amendments thereto and the enforceability thereof. The Lessee shall cause such activated Non-Guarantor Subsidiary or Subsidiaries, as the case may be, to deliver executed copies of such Operative Documents, amendments, legal opinions and other documents to the Agent within fifteen (15) days following its or their receipt of the forms thereof from the Agent. Upon the later to occur of (i) the date of activation of such Non-Guarantor Subsidiary or (ii) the delivery of such executed counterparts of such Operative Documents, amendments, legal opinions and other documents to the Agent, (A) each such Subsidiary shall cease to be a Non-Guarantor Subsidiary for purposes of this Master Agreement and shall become a Commerce Subsidiary and a guarantor under the Subsidiary Guaranty hereunder and shall comply with and be bound by all of the terms and conditions of the Operative Documents (including the Subsidiary Guaranty) to which it becomes a party, and (B) the Lessee shall cause such activated Subsidiary or Subsidiaries to take all actions which it or they would have been required to make or take had it not been a Non-Guarantor Subsidiary or Non-Guarantor Subsidiaries on the Closing Date including, without limitation, making all representations and warranties as a Commerce Subsidiary under each of the Operative Documents as of the date such representations and warranties are made.

     SECTION 5.16 Deactivation of Commerce Subsidiaries. Effective immediately
                  -------------------------------------
upon any Commerce Subsidiary ceasing to do business and ceasing to have a net worth of $1,000,000 or more (or, in the case of Sterling Commerce Leasing, Inc., ceasing to have a net worth of $5,000,000 or more after any period of thirty-five (35) or more consecutive days), such Commerce Subsidiary shall become a Non-Guarantor Subsidiary for purposes of this Master Agreement, provided, that
                                                                --------
such Commerce Subsidiary may thereafter be activated again pursuant to Section
                                                                       -------
5.15 hereto.  The Lessee shall notify the Agent of
----
the deactivation of any Commerce Subsidiary in accordance with Section 5.3(d).
                                                               --------------

     SECTION 5.17 New Subsidiaries.  Contemporaneously with the creation or
                  ----------------
acquisition (in accordance with the provisions of Section 5.23) of any new
                                                  ------------
domestic Subsidiary of the Lessee, other than a Non-Guarantor Subsidiary, the Lessee will notify the Agent of such Subsidiary's name and the address of its chief executive offices. No later than fifteen (15) Business Days following the later to occur of (a) the creation of such new Subsidiary or (b) receipt by the Lessee or such new Subsidiary from the Agent of forms of the Operative Documents (including the Subsidiary Guaranty) to which such new domestic Subsidiary is to be a party, or appropriate amendments thereto, as well as forms of acceptable legal opinions and other documents necessary to demonstrate the due authorization, execution and delivery by such new domestic Subsidiary of such Operative Documents or amendments thereto, the Lessee shall cause such new domestic Subsidiary to deliver executed counterparts of such Operative Documents, amendments, legal opinions and other documents to the Agent. Upon delivery of such executed counterparts of such Operative Documents, amendments, legal opinions and other documents to the Agent, (y) such new domestic Subsidiary shall become a Commerce Subsidiary and a party to the Subsidiary Guaranty and shall comply with and be bound by all of the terms and conditions of the Operative Documents as a Commerce Subsidiary thereunder, and (z) the Lessee shall cause such new domestic Subsidiary to take all actions, which it would have been required to make or take had it been a Commerce Subsidiary and a party to the Subsidiary Guaranty on the Closing Date including, without limitation, making all representations and warranties as a Commerce Subsidiary under each of the Operative Documents to which it is a party as of the date such representations and warranties are made.

     SECTION 5.18 Further Assurances.  The Lessee shall, and shall cause all
                  ------------------
applicable Commerce Subsidiaries to, at any time or from time to time, execute and deliver such further instruments and take such further action as may reasonably be requested by the Agent, in each case further and more perfectly to effect the purposes of this Master Agreement and the other Operative Documents.

     SECTION 5.19  Indebtedness.  The Lessee will not, and will not permit any
                   ------------
of its Subsidiaries to, incur or permit to exist or remain outstanding any Indebtedness to any Person, provided, however, that the Lessee and its
                            --------  -------
Subsidiaries may incur or permit to exist or remain outstanding:

          (a) Indebtedness of the Commerce Companies arising under the Operative Documents or under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement);

          (b) Indebtedness in respect of capitalized leases and the Lease (but not in respect of any other operating lease which is a synthetic lease referred to in clause (c) of the definition of the term "Indebtedness") and the other Operative Documents;

          (c) Indebtedness in respect of taxes, assessments, governmental charges, and claims for labor, materials, services or supplies and liabilities under employee benefit plans, including pension plans, to the extent that payment thereof is not yet due, or to the extent that the amount, applicability, or validity thereof is actively contested by the Lessee or its Subsidiaries in good faith by appropriate proceedings and with respect to which, to the extent required by generally accepted accounting principles, reserves have been set aside on the books of the Lessee or its Subsidiaries (segregated to the extent required by generally accepted accounting principles and practices) reasonably deemed by the Lessee or its Subsidiaries to be adequate with respect thereto;

          (d) Indebtedness in respect of the Guaranty and the Subsidiary
Guaranty;

          (e) Intercompany Indebtedness;

          (f) Indebtedness of the Lessee and its Subsidiaries under (i) the Tax Allocation Agreement with respect to obligations incurred by the Lessee or any of its Subsidiaries while the Lessee was a Subsidiary of Sterling Software, Inc.; (ii) the Indemnification Agreement and (iii) performance bonds and other similar indebtedness incurred in the ordinary course of business;

          (g) Indebtedness up to $5,000,000 in the aggregate in respect of any conditional sales agreements, security agreements, equipment leases intended as security or otherwise in the nature of title retention agreements or security agreements or other similar title retention agreements (not otherwise expressly permitted by any of the other terms of this Section 5.19) entered into in the
                                            ------------
ordinary course of business on, prior to or after the date of this Agreement in order to secure the payment of the purchase price of any equipment purchased, leased or otherwise acquired by any Commerce Company for use in the ordinary course of its business; provided, however, that (A) no such agreement or lease
                        --------  -------
shall extend to or cover any property other than the property, the payment of the purchase price of which is secured by such agreement or lease and (B) the aggregate principal amount of all of the Indebtedness secured by any such agreement or lease shall not exceed one hundred percent (100%) of the purchase price or fair market value at the time of purchase or lease, whichever shall be lower, of the property covered by such agreement or lease;

          (h) up to $10,000,000 in the aggregate of Foreign Obligations (including the Indebtedness of Subsidiaries of the Lessee in respect of which such Foreign Obligations have been incurred);

          (i) Indebtedness and other liabilities incurred in the ordinary course of business not incurred through the borrowing of money or the obtaining of credit except for credit on an open account basis customarily extended to the Lessee or its Subsidiaries in connection with normal purchases of goods and services;

          (j) Indebtedness consisting of contingent liabilities to which reference is or should be made by a footnote to the consolidated balance sheets of the Lessee and its Subsidiaries in accordance with generally accepted accounting principles to the extent that such contingent liabilities are not quantifiable and were not voluntarily incurred;

          (k) Indebtedness not otherwise permitted by subparagraph (m) of this
                                                      ----------------
Section 5.19 and not to exceed $2,000,000 in aggregate amount consisting of
------------
Investments in
any Person which is in a line of business the same or similar to that of the Lessee or its Subsidiaries;

          (l) Indebtedness existing on the date hereof and set forth on
Schedule 9.1;
------------

          (m) Indebtedness constituting the purchase price of acquisitions permitted by Section 5.23(a)(i), to the extent that such Indebtedness is payable
             ------------------
to any Person to whom the purchase price or any portion thereof is, at the time of reference thereto, scheduled to become due and owing at a future date;

          (n) So long as no Potential Event of Default or Event of Default has occurred and is continuing or would occur after giving effect thereto, Indebtedness incurred by the Lessee or any of its Subsidiaries in connection with the purchase by any of the Commerce Accounts Receivable Agreement Parties of Commerce Accounts Receivable in an aggregate amount outstanding at any time not to exceed, when combined with sales permitted by Sections 5.24(b) and
                                                     ----------------
(d)(ii), twenty percent (20%) of Total Revenues for all Commerce Accounts
-------
Receivable Agreements; and

          (o) Indebtedness to one or more of the Banks (as defined in the Credit Agreement) in an aggregate amount not to exceed $10,000,000 in respect of one or more letters of credit issued for the account of the Lessee or any of the Commerce Subsidiaries.

Guaranties by the Lessee of the obligations of its Subsidiaries shall not constitute Indebtedness to the extent that such obligations do not constitute Indebtedness or are permitted in accordance with the above limitations.

     SECTION 5.20 Security Interests and Liens. The Lessee will not, and will
                  ----------------------------
not permit any of its Subsidiaries to, (i) create or permit to exist any mortgage, pledge, security interest or other lien or encumbrance on any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (ii) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors;

(iii) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (iv) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (v) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles or chattel paper with or without recourse, except for the existence or creation of:

          (a) liens under the Operative Documents and existing liens, but, with respect to the Commerce Companies, only to the extent described on
Schedule 9.2(a) hereto;
---------------

          (b) liens securing Indebtedness permitted by Section 5.19(n);
                                                       ---------------

          (c) liens arising from attachments or similar proceedings, pending litigation, judgments or taxes or assessments in any such event whose validity or amount is being contested in good faith by appropriate proceedings satisfactory to the Agent and for which appropriate reserves have been established and are maintained in accordance with generally accepted accounting principles, or taxes and assessments which are not due and payable and which do not have a material adverse effect on any of the Commerce Companies individually, or against the Lessee and its Subsidiaries taken as a whole;

          (d) liens of carriers, warehousemen, mechanics and materialmen and other like liens;

          (e) pledges or deposits made in connection with workmen's compensation, unemployment or other insurance, old age pensions, or other Social Security benefits, and good faith deposits in connection with tenders, contracts or leases to which it is a party or deposits to secure, or in lieu of, surety, penalty or appeal bonds, performance bonds and other similar obligations;

          (f) such minor defects, irregularities, encumbrances, easements, rights of way, and clouds on title as normally exist with respect to similar properties which do not materially impair the property affected thereby for the purpose for which it was acquired;

          (g) landlords' liens arising by statute or common law in respect of real estate leases;

          (h) liens in respect of Indebtedness described in Section 5.19(g),
                                                            ---------------
provided, in the case of Indebtedness described in Section 5.19(g), that no such
--------                                           ---------------
lien or security interest shall extend to or cover any property other than the property the purchase of which is financed with such Indebtedness and the aggregate principal amount of the Indebtedness secured by such liens, security interests or mortgages shall not exceed the original fair market value of such property;

          (i) existing liens being assumed pursuant to or in connection with acquisitions permitted pursuant to Section 5.23 and which do not extend to any
                                   ------------
assets other than those specifically acquired and which were not created in anticipation of such acquisition;

          (j) liens on the authorized shares of the capital stock of the Lessee held by the Lessee as treasury stock; and

          (k) (i) rights of lessors under capitalized leases and synthetic leases permitted under Section 5.19(b), (ii) rights of the parties under the
                       ---------------
Operative Documents and (iii) rights of first refusal of Lincoln Property Company under the Development Agreement to (A) purchase the Leased Property in the event that such Leased Property is sold prior to the construction of any improvements thereon and (B) manage the construction of any improvements thereon; and

          (l) such other liens as are expressly permitted or otherwise consented to by the Lenders in writing.

     SECTION 5.21  Restrictions on Investments.  The Lessee may make Investments
                   ---------------------------
of any kind or nature, except as otherwise limited by this Agreement, and provided that any Investment which is in the nature of a joint venture or
--------
general partnership or similar investment vehicle shall be made with respect to a Person in a similar line of business

(or natural extensions thereof) as the Lessee and its Subsidiaries.

     SECTION 5.22  Merger and Consolidation.  The Lessee will not at any time,
                   ------------------------
and will not cause or permit any of its Subsidiaries at any time to, become a party to any merger or consolidation other than a disposition permitted pursuant to Section 5.24, except that a Subsidiary (including a Subsidiary acquired or
   ------------
created pursuant to permitted acquisitions under Section 5.23) may be merged or
                                                 ------------
consolidated with the Lessee if the Lessee shall be the continuing or surviving corporation or with any one or more other Subsidiaries if the successor formed or resulting from such consolidation or merger shall be a wholly-owned Subsidiary (except, in the case of a Subsidiary not organized under the laws of the District of Columbia or any state of the United States, for such third-party ownership as may be permitted pursuant to Section 5.27) and, in each case, if no
                                          ------------
Potential Event of Default or Event of Default shall have occurred and be continuing or would occur upon consummation of such merger or consolidation.

     SECTION 5.23  Acquisitions.
                   ------------

          (a) The Lessee will not at any time, and will not cause or permit any of its Subsidiaries at any time to, agree to affect any asset acquisition (other than an acquisition of inventory in the ordinary course of business or which is a capital expenditure) or stock acquisition representing a controlling interest in the issuer thereof, without the prior consent of the Lenders, which consent, so long as no Potential Event of Default or Event of Default has occurred and is continuing or would occur after giving effect thereto, shall not be unreasonably withheld, except that, if no Potential Event of Default or Event of Default has occurred and is continuing, or would occur immediately after giving affect thereto:

               (i) subject to the requirements of clause (b) hereof, the Lessee
                                                  ----------
          may effect friendly acquisitions if the total consideration for all such acquisitions, including the sum of the cash, stock (as valued for the purposes of such acquisitions) and other consideration comprising the deferred (whether represented by promissory notes or otherwise) portion of the purchase price, does not exceed, in the aggregate for all such acquisitions made, (A) as long as the sum of Cash and Cash Equivalents plus Marketable Securities held by the Lessee equals or exceeds $150,000,000, an amount equal to fifty percent (50%) of the sum of Cash and Cash Equivalents plus Marketable Securities held by the Lessee, and (B) in the event that the sum of Cash and Cash Equivalents plus Marketable Securities held by the Lessee is less than $150,000,000, $75,000,000, in each case plus such
                                                                      ----
          additional amounts to which the Agent and the Lenders may from time to time agree, with such agreement not to be unreasonably withheld, provided, however, that in the event that the sum of Cash and Cash
          --------  -------
          Equivalents plus Marketable Securities is less than $150,000,000, the amount of cash or other deferred (whether represented by promissory notes or otherwise) portion of the purchase price shall not exceed, in the aggregate for all such acquisitions made, $25,000,000; and

               (ii) the Lessee or any of its Subsidiaries may acquire Commerce Accounts Receivable to the extent required or permitted by any of the Commerce Accounts Receivable Agreements (to the extent Indebtedness in respect thereof is permitted by Section 5.19).
                                          ------------

          (b) All businesses acquired or commenced through any acquisition referred to in paragraph (a) of this Section 5.23 shall be in the same or
               -------------         ------------
similar lines of business (or natural extensions thereof) as current lines of business of the Lessee and its Subsidiaries (provided that such businesses may
                                             --------
include Subsidiaries or divisions which are not in such same lines of business, to the extent that the preponderance of the assets acquired in connection with such acquired business relate to, and the preponderance of the revenues historically generated by such acquired business relate to, the same or similar lines of business as currently engaged in by the Lessee and its Subsidiaries or natural extensions thereof). No later than fifteen (15) Business Days following the later to occur of (a) any such Permitted Acquisition or (b) the receipt by the Lessee or any newly acquired domestic Subsidiary from the Agent of forms of the Operative Documents

(including the Subsidiary Guaranty) to which such newly acquired domestic Subsidiary is to be a party, or appropriate amendments thereto, together with forms of acceptable legal opinions and other documents necessary to demonstrate the due authorization, execution and delivery by such newly acquired domestic Subsidiary of such Operative Documents or amendments thereto, such newly acquired domestic Subsidiary shall deliver executed counterparts of such Operative Documents, amendment, legal opinions and other documents to the Agent in accordance with the requirements of Section 5.17. Upon such delivery of such
                                       ------------
executed counterparts of such Operative Documents, amendments, legal opinions and other documents to the Agent, such newly acquired domestic Subsidiary shall be a party to the Subsidiary Guaranty and a Commerce Subsidiary and shall comply with and be bound by all of the terms and conditions of the Operative Documents to which it is a party. To the extent that any such acquisition alters in any material respect the accuracy or completeness of any of Schedules 5.2, 5.6, 5.11
                                                        -------------  ---  ----
(but only to the extent that the Lessee would not be required to report the litigation to be included in Schedule 5.11 within 30 days pursuant to Section
                             -------------                            -------
5.4), 5.13 (but only to the extent that any alteration to Schedule 5.13 results
--    ----                                                -------------
solely from the failure of the newly acquired domestic Subsidiary to file state or local tax returns, or the failure to pay state or local taxes, and in no event arises from any failure to file any federal tax returns or pay any federal taxes, or from the existence of any tax lien on any assets of such newly acquired domestic Subsidiary), or Schedule 5.20, the Lessee shall deliver to the
                                  -------------
Agent within 30 days of such acquisition, revised schedules reflecting changes resulting from such acquisition, and during the 30 day period immediately following such acquisition, the inaccuracy or incompleteness of the representations and warranties relating to such schedules resulting from such acquisition shall not constitute a Potential Event of Default or Event of Default, provided, that the Lessee shall, during such 30 day period, take any
         --------
and all necessary action to bring such newly acquired domestic Subsidiary into full compliance with each representation and warranty set forth in Section
                                                                   -------
4.1(a), and provided, further, that no change resulting from any acquisition
------      --------  -------
would have a material adverse affect on the Commerce Companies taken as a whole.

     SECTION 5.24  Asset Dispositions. The Lessee will not at any time, and will
                   ------------------
not cause or permit any of its

Subsidiaries at any time to, become a party to any disposition of assets without the consent of the Lenders, which consent, so long as no Potential Event of Default or Event of Default shall have occurred and is continuing or would occur after giving effect thereto, shall not be unreasonably withheld, except for:

     (a) Dispositions of inventory and obsolescent equipment and fixtures in the ordinary course of business;

     (b) Sales or other dispositions of Subsidiaries, divisions or product lines, provided, that no Potential Event of Default or Event of Default shall
       --------
have occurred and be continuing or would occur after giving effect thereto, and provided, further that the aggregate annual revenues attributable to any such
--------  -------
Subsidiary, division or line (measured by the twelve full consecutive calendar months most recently past as of the date of any such disposition) disposed of shall not, when combined with other dispositions pursuant to paragraph (d)
                                                             -------------
below, exceed twenty percent (20%) of Total Revenues for such immediately preceding twelve (12) months;

     (c) Sales or other dispositions of Investments which are Approved Investments;

     (d) (i) Sales of Commerce Accounts Receivable pursuant to the Commerce Accounts Receivable Agreements and (ii) sales under these paragraphs (d)(i) and
                                                          -----------------
(ii), in the aggregate when combined with sales or other dispositions of
----
Subsidiaries, divisions or product lines permitted by paragraph (b) above, do
                                                      -------------
not exceed twenty percent (20%) of Total Revenues; and

     (e) Sales or other dispositions of assets by the Lessee to any of the Commerce Subsidiaries or by any of the Commerce Subsidiaries to the Lessee or any other Commerce Subsidiary.

     SECTION 5.25  Change of Location. The Lessee will not at any time, and will
                   ------------------
not cause or permit any of the Commerce Subsidiaries at any time to, (a) change the location of its chief executive offices, or (b) change the locations where its records or books of account are kept without (in each case) giving at least 10 days' prior written notice to the Agent specifying the new location of such office or location.

     SECTION 5.26    Employee Benefit Plans. Neither the Lessee nor any ERISA
                     ----------------------
Affiliate will:

          (a) engage in any "prohibited transaction" within the meaning of
(S)406 of ERISA or (S)4975 of the Code which could result in a material liability for the Commerce Companies, which is not covered by a prohibited transaction exemption granted by the Department of Labor; or

          (b) (i) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency" (as such term is defined in (S)302 of ERISA), in an amount which would reasonably be expected to have a material adverse effect on the Lessee and its Subsidiaries taken as a whole, whether or not such deficiency is or may be waived; or (ii) in the case of any Person acquired pursuant to the terms hereof, with a Guaranteed Pension Plan subject to an "accumulated funding deficiency" in an amount which would reasonably be expected to have a material adverse effect on the Lessee and its Subsidiaries taken as a whole, permit such "accumulated funding deficiency" to exist for a period of more than twelve months from the date of such acquisition, provided, that the Lessee shall, in
                                          --------
any such case, deliver to the Agent (A) a certificate evidencing the amount of such "accumulated funding deficiency", (B) evidence satisfactory to the Agent that, on a pro-forma basis, the Lessee will continue to be in compliance with each of the covenants set forth in Sections 5.31, 5.32, 5.33 and 5.34 hereof
                                   -------------  ----  ----     ----
after such acquisition and that no Potential Event of Default or Event of Default shall occur after giving effect to such acquisition, and (C) evidence satisfactory to the Agent that such "accumulated funding deficiency" could be cured through merger with another Guaranteed Pension Plan or otherwise; or

          (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition, pursuant to (S)302(f) or (S)4068 of ERISA, of a lien or encumbrance on the assets of the Lessee in an amount which would reasonably be expected to have a material adverse effect on the Lessee and its Subsidiaries taken as a whole;

          (d) amend any Guaranteed Pension Plan in circumstances requiring the posting of security pursuant to (S)307 of ERISA or (S)401(a)(29) of the Code in an amount which would reasonably be expected to have a material adverse effect on the Lessee and its Subsidiaries taken as a whole; or

          (e) permit or take any action which would result in the aggregate benefit liabilities (within the meaning of (S)4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans by a material amount, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities, provided,
                                                                      --------
that if merger of the affected Guaranteed Pension Plan would be permitted under
(S)414(l) of ERISA and would, if consummated, result in such Guaranteed Pension Plan's aggregate assets equaling or exceeding in value such Guaranteed Pension Plan's benefit liabilities, such Guaranteed Pension Plan's benefit liabilities may exceed in value its aggregate assets for a period not to exceed twelve months.

     The Lessee will (i) promptly upon filing the same with the Department of Labor or Internal Revenue Service and, upon request of the Agent, furnish to the Agent a copy of the most recent actuarial statement required to be submitted under (S)103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan and (ii) promptly upon receipt or dispatch, furnish to the Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under (S)(S)302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or in respect of a Multiemployer Plan, under (S)(S)4041A, 4202, 4219, 4242, or 4245 of ERISA.

     SECTION 5.27   Additional Shares.  The Lessee will not at any time cause or
                    -----------------
permit any of its Subsidiaries at any time, to issue any shares of any class of capital stock of any Subsidiary without the prior written consent of the Required Lenders, other than shares issued in connection with acquisitions permitted by Section 5.23 or issued to the Lessee or to any directly or
             ------------
indirectly wholly-owned Subsidiary of the Lessee; provided, however, that the
                                                  --------  -------
shares of any such Subsidiary not organized under the laws of the District of Columbia or any of the states of the United States may be issued to third parties (i) which, in the aggregate own not more than two percent of the shares of the capital stock of such Subsidiary, or (ii) to the extent mandated by the laws of the jurisdiction in which such Subsidiary is organized.

     SECTION 5.28   Negative Pledges. Except as provided for herein and in the
                    ----------------
Credit Agreement, the Lessee will not at any time, and will not cause or permit any of the Commerce Subsidiaries at any time to, enter into any agreement or covenant with any Person prohibiting the Lessee or such Commerce Subsidiary from mortgaging, pledging, or subjecting to, or suffering to arise, any lien, charge or any other encumbrance of, or against, any of its assets, tangible or intangible, real or personal.

     SECTION 5.29   Compliance with Environmental Laws. The Lessee will not, and
                    ----------------------------------
will not permit any of the Commerce Subsidiaries to, (i) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances, (ii) cause to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, (iii) generate any Hazardous Substances on any of the Real Estate,
(iv) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e. releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Hazardous Substances on, upon or into the Real Estate or (v) otherwise conduct any activity at any Real Estate or use any Real Estate in any manner that would violate any Environmental Law or bring such Real Estate in violation of any Environmental Law.

     SECTION 5.30   Distributions. The Lessee will not, and will not permit any
                    -------------
of its Subsidiaries to, make any Distributions, other than Distributions by any Commerce Subsidiary to the Lessee or by any Subsidiary of a Commerce Subsidiary to such Commerce Subsidiary; provided, however, that, so long as no Potential
                             --------  -------
Event of Default or Event of Default shall have occurred and be continuing, or would occur as a result thereof (a) the Lessee may repurchase shares of its own issued and outstanding capital stock; (b) the Lessee may redeem Rights in accordance with the provisions of the Rights Agreement; and (c) the Lessee may make Distributions in respect of its preferred stock in an aggregate amount not to exceed $5,000,000 in any fiscal year of the Lessee.

     SECTION 5.31   Profitability. The Lessee shall not cause or permit (a)
                    -------------
Consolidated Earnings Before Interest and Taxes for any fiscal quarter of the Lessee to be less than

$1.00 or (b) Consolidated Net Income for any two consecutive fiscal quarters of the Lessee to be less than $1.00.

     SECTION 5.32    EBIT to Interest Charges. The Lessee shall not cause or
                     ------------------------
permit the ratio of Consolidated Earnings Before Interest and Taxes to Interest Charges for any fiscal quarter of the Lessee to be less than 3.0:1.0.

     SECTION 5.33    Current Ratio. The Lessee shall not cause or permit the
                     -------------
ratio of Consolidated Current Assets to the sum of Consolidated Current Liabilities plus Revolving Loans outstanding at the end of any fiscal quarter of the Lessee to be less than 1.5:1.0.

     SECTION 5.34    Total Debt To Consolidated Earnings Before Interest, Taxes,
                     -----------------------------------------------------------
Depreciation and Amortization. The Lessee shall not permit the ratio of Total
-----------------------------
Debt as of the end of any fiscal quarter to Consolidated Earnings Before Interest, Taxes, Depreciation and Amortization for the four consecutive fiscal quarter period ending on such fiscal quarter to be greater than 1.0:1.0.

     SECTION 5.35    Further Assurances. Upon the written request of the Lessor
                     ------------------
or the Agent, the Lessee, at its own cost and expense, will cause all financing statements (including precautionary financing statements), fixture filings and other similar documents, to be recorded or filed at such places and times in such manner, as may be reasonably necessary to preserve, protect and perfect the interest of the Lessor, the Agent and the Lenders in the related Leased Property as contemplated by the Operative Documents.

     SECTION 5.36    Additional Required Appraisals. If, as a result of any
                     ------------------------------
change in Applicable Law after the date hereof, an appraisal of all or any of the Leased Property is required during the Lease Term under Applicable Law with respect to any Funding Party's interest therein, such Funding Party's Funded Amount with respect thereto or the Operative Documents, then the Lessee shall pay the reasonable cost of such appraisal.

     SECTION 5.37    Lessor's Covenants.  The Lessor covenants and agrees that,
                     ------------------
unless the Lessee, the Agent and the Lenders shall have otherwise consented in writing:

(a) it shall not amend its Partnership Agreement, except to admit limited partners in connection with transactions similar to the Transactions;

(b) it shall not incur any indebtedness or other monetary obligation or liability, other than (i) non-recourse indebtedness incurred in connection with the Transactions or similar transactions and (ii) operating expenses incurred in the ordinary course of business that are not delinquent;

(c) the proceeds of the Loans received from the Lenders will be used by the Lessor solely to acquire the Leased Property and to pay the Lessee for certain closing and transaction costs associated therewith and for the costs of Construction. No portion of the proceeds of the Loans will be used by the Lessor (i) in connection with, whether directly or indirectly, any tender offer for, or other acquisition of, stock of any corporation with a view towards obtaining control of such other corporation, (ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, (iii) for any purpose in violation of any Applicable Law or (iv) in violation of the Operative Documents;

(d) it shall not engage in any business or activity, or invest in any Person, except for activities similar to its activities conducted on the date hereof, the Transactions and lease transactions similar to the Transactions;

(e)   it will maintain tangible net worth in an amount no less than the sum of
      (i) $100,000 plus (ii) 3% of its total assets (calculated assuming no
                   ----
      reduction in the value of any leased property from its original cost to the Lessor);

(f) the Lessor's Invested Amount will be at least 3.5% of the aggregate amount funded by the Funding Parties pursuant hereto;

(g) it will deliver to the Agent, the Lessee and the Lenders, as soon as available and in any event within 90 days after the end of each fiscal year, a balance sheet of the Lessor as of the end of such fiscal year and the related statements of income, partners' capital and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, together with copies of its tax returns, all certified by an officer of the general partner (and if the Lessor ever prepares audited financial statements, it shall deliver copies thereof to the Agent, the Lessee and the Lenders);

(h) it will permit the Agent, the Lenders and their respective representatives to examine, and make copies form, the Lessor's books and records, and to visit the offices and properties of the Lessor for the purpose of examining such materials, and to discuss the Lessor's performance hereunder with any of its, or its general partner's, officers and employees;

(i) it shall not consent to or suffer or permit any Lien against the Leased Property or sell or otherwise dispose of the Leased Property, other than as expressly contemplated pursuant to the Operative Documents;

(j) it shall not consent to or suffer or permit the creation of any easement or other restriction against the Leased Property other than as permitted pursuant to Article VI of the Lease.

(k) it shall maintain its legal existence and good standing under the laws of Texas and each other state in which the failure to do so would have a Lessor Material Adverse Effect;

(l) it shall comply with all Applicable Laws the non-compliance with which would reasonably be expected to have a Lessor Material Adverse Effect;

     (m) it shall notify the Agent and the Lessee of the institution of any litigation against it which would reasonably be expected to have a Lessor Material Adverse Effect; and

     (n) it shall pay any and all taxes owed by it prior to such taxes becoming delinquent, unless it is contesting such taxes in good faith by appropriate proceedings and maintaining reserves with respect thereto in accordance with generally accepted accounting principles.


                                    SECTION 6
                         TRANSFERS BY LESSOR AND LENDERS

     SECTION 6.1   Lessor Transfers. The Lessor shall not assign, convey or
                   ----------------
otherwise transfer all or any portion of its right, title or interest in, to or under the Leased Property (except pursuant to Article V of the Lease) or any of
                                              ---------
the Operative Documents without the prior written consent of the Agent, the Lenders and the Lessee.

     SECTION 6.2   Lender Transfers. Each Lender may assign to one or more
                   ----------------
Eligible Assignees all or a portion of its Commitment and Loans, provided that
                                                                 --------
(i) the Lessee shall have given its prior written consent to such assignment, which consent will not be unreasonably withheld, (ii) each such assignment shall be of a constant, and not a varying, percentage of both the assigning Lender's A Loans and B Loans and (iii) such assignment shall be in an amount of at least $5,000,000. Assignments shall be evidenced by an assignment and assumption agreement in substantially the form set forth as Exhibit I attached hereto.
                                                 ---------


                                    SECTION 7
                         INDEMNIFICATION; LESSOR DEFAULT

     SECTION 7.1   General Indemnification. The Lessee agrees, whether or not
                   -----------------------
any of the transactions contemplated hereby shall be consummated, to indemnify, protect, defend, save and hold harmless each Indemnitee, on an After-Tax Basis, from and against, any and all Claims that may be imposed on, incurred by or asserted, or threatened to be asserted, against such

Indemnitee (whether because of action or omission by such Indemnitee or otherwise), whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person and whether or not such Claim arises or accrues prior to the Closing Date or after the Lease Termination Date, in any way relating to or arising out of:

          (a) any of the Operative Documents or any of the transactions contemplated thereby, and any amendment, modification or waiver in respect thereof; or

          (b) the Land, the Building or any part thereof or interest therein;

          (c) the purchase, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, ownership, management, possession, operation, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition, substitution, storage, transfer of title, redelivery, use, financing, refinancing, disposition, operation, condition, sale (including, without limitation, any sale pursuant to the Lease), return or other disposition of all or any part of any interest in the Leased Property or the imposition of any Lien (or incurring of any liability to refund or pay over any amount as a result of any Lien) thereon, including, without limitation: (1) Claims or penalties arising from any violation or alleged violation of law or in tort (strict liability or otherwise), (2) latent or other defects, whether or not discoverable, (3) any Claim based upon a violation or alleged violation of the terms of any restriction, easement, condition or covenant or other matter affecting title to the Leased Property or any part thereof, (4) the making of any Alterations in violation of any standards imposed by any insurance policies required to be maintained by the Lessee pursuant to the Lease which are in effect at any time with respect to the Leased Property or any part thereof, (5) any Claim for patent, trademark or copyright infringement, (6) Claims arising from any public improvements with respect to the Leased Property resulting in any charge or special assessments being levied against the Leased Property or any Claim for utility "tap-in" fees, and (7) Claims for personal injury or real or personal property damage occurring, or allegedly occurring, on the Land, Building or Leased Property;

          (d) the offer, issuance, sale or delivery of the Notes by the Lessor;

          (e) the breach or alleged breach by the Lessee of any representation or warranty made by it or deemed made by it in any Operative Document or any certificate required to be delivered by any Operative Document;

          (f) the retaining or employment of any broker, finder or financial advisor by the Lessee to act on its behalf in connection with this Master Agreement;

          (g) the existence of any Lien on or with respect to the Leased Property, the Construction, any Basic Rent or Supplemental Rent, title thereto, or any interest therein, including any Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of the Leased Property or by reason of labor or materials furnished or claimed to have been furnished to the Lessee, or any of its contractors or agents or by reason of the financing of any personalty or equipment purchased or leased by the Lessee or Alterations constructed by the Lessee, except in all cases the Liens listed as item (a) in the definition of Permitted Liens;

          (h) the transactions contemplated hereby or by any other Operative Document, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA and any prohibited transaction described in Section 4975(c) of the Code; or

          (i) any act or omission by the Lessee under any Operative Document, and any breach of any requirement, condition, restriction or limitation in the Deed;

provided, however, the Lessee shall not be required to indemnify any Indemnitee
--------  -------
under this Section 7.1 for any of the following:  (1) any Claim to the extent
           -----------
that such Claim results from the willful misconduct or gross negligence of such Indemnitee,(2) any Claim to the extent resulting from or arising out of any representation or warranty by any Indemnitee in the Operative Documents being incorrect, (3) any

Claim to the extent resulting from or arising out of any fraud of such Indemnitee, (4) any Claim to the extent resulting from or arising out of the breach of any provision of the Operative Documents by such Indemnitee (other than the failure of Lessor to make payments in respect of the Loans), (5) subject to Sections 7.2 and 7.4, any Claim to the extent resulting from or
           ------------     ---
arising out of the violation by such Indemnitee of any law, rule or regulation binding upon an Indemnitee, unless, in the case of clauses (2), (4) and (5),
                                                   -----------  ---     ---
such inaccuracy, breach or violation was caused by, or resulted from, an inaccurate representation or warranty, action, failure to act or breach of the Operative Documents on the part of the Lessee or its Subsidiaries (including, without limitation, in the Lessee's capacity as agent for the Lessor), or (6) any Claim resulting from Lessor Liens which such Indemnitee is responsible for discharging under the Operative Documents. It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of, and shall be separate and independent from any other remedy under this Master Agreement, the Lease or any other Operative Document.

     SECTION 7.2 Environmental Indemnity.  In addition to and without limitation
                 -----------------------
of Section 7.1, the Lessee agrees to indemnify, hold harmless and defend each
   -----------
Indemnitee from and against any and all claims (including without limitation third party claims for personal injury or real or personal property damage), losses (including but not limited to any loss of value of the Leased Property), damages, liabilities, fines, penalties, charges, suits, settlements, demands, administrative and judicial proceedings (including informal proceedings) and orders, judgments, remedial action, requirements, enforcement actions of any kind, and all reasonable costs and expenses actually incurred in connection therewith (including, but not limited to, reasonable attorneys' and/or paralegals' fees and expenses), including, but not limited to, all costs incurred in connection with any investigation or monitoring of site conditions or any cleanup, remedial, removal or restoration work by any federal, state or local government agency, arising directly or indirectly, in whole or in part, out of

           (i) the presence on or under the Land of any Hazardous Materials, or any releases or discharges of any Hazardous Materials on, under, from or onto the Land,

          (ii) any activity, including, without limitation, construction, carried on or undertaken on or off the Land, and whether by the Lessee or any predecessor in title or any employees, agents, contractors or subcontractors of the Lessee or any predecessor in title, or any other Person, in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials that at any time are located or present on or under or that at any time migrate, flow, percolate, diffuse or in any way move onto or under the Land,

         (iii) loss of or damage to any property or the environment (including, without limitation, clean-up costs, response costs, remediation and removal costs, cost of corrective action, costs of financial assurance, fines and penalties and natural resource damages), or death or injury to any Person, and all expenses associated with the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required by or under Environmental Laws, in each case to the extent related to the Leased Property,

          (iv) any claim concerning the Leased Property's lack of compliance with Environmental Laws, or any act or omission causing an environmental condition on or with respect to the Leased Property that requires remediation or would allow any governmental agency to record a lien or encumbrance on the land records, or

           (v) any residual contamination on or under the Land, or affecting any natural resources on the Land, and to any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Materials on or from the Leased Property; in each case irrespective of whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances;

in any case with respect to the matters described in the foregoing clauses (i)
                                                                   -----------
through (v) that arise or occur
        ---

           (w) prior to or during the Lease Term,

           (x) at any time during which the Lessee or any Affiliate thereof owns any interest in or otherwise occupies or possesses the Leased Property or any portion thereof,

           (y) during any period after and during the continuance of any Event of Default or

           (z) during any period of one year following the date an Indemnitee takes possession of the Leased Property;

provided, however, the Lessee shall not be required to indemnify any Indemnitee
--------  -------
under this Section 7.2 for any Claim to the extent that such Claim results from
           -----------
the willful misconduct or gross negligence of such Indemnitee. It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of and shall be separate and independent from any other remedy under this Master Agreement, the Lease or any other Operative Document.

     SECTION 7.3  Proceedings in Respect of Claims.  With respect to any amount
                  --------------------------------
that the Lessee is requested by an Indemnitee to pay by reason of Section 7.1 or
                                                                  -----------
7.2, such Indemnitee shall, if so requested by the Lessee and prior to any
---
payment, submit such additional information to the Lessee as the Lessee may reasonably request and which is in the possession of such Indemnitee to substantiate properly the requested payment. In case any action, suit or proceeding shall be brought against any Indemnitee, such Indemnitee shall promptly notify the Lessee in writing of the commencement thereof, and the Lessee shall be entitled, at its expense, to participate in, and, to the extent that the Lessee desires to, assume and control the defense thereof with counsel reasonably satisfactory to such Indemnitee; provided, however, that such
                                            --------  -------
Indemnitee may pursue a motion to dismiss such Indemnitee from such action, suit or proceeding with counsel of such Indemnitee's choice at the Lessee's reasonable expense; and provided further that the Lessee may assume and control
                        -------- -------
the defense of such proceeding only if the Lessee shall have acknowledged in writing its obligations to fully indemnify such Indemnitee in respect of such action, suit or proceeding, the Lessee shall pay all reasonable costs and expenses related to such action, suit or proceeding as and when incurred and the Lessee shall keep such Indemnitee fully apprised of the status of such action suit or proceeding and shall provide such Indemnitee with all information with respect to such action, suit or proceeding as such Indemnitee shall reasonably request; and, provided further, that the Lessee
                                          -------- -------
shall not be entitled to assume and control the defense of any such action, suit or proceeding (but may participate in a reasonable manner at its own expense and with its own counsel) if and to the extent that, (A) in the reasonable opinion of such Indemnitee, (x) such action, suit or proceeding involves any possibility of imposition of criminal liability or any material risk of civil liability on such Indemnitee in excess of $10,000,000 or (y) such action, suit or proceeding will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on the Leased Property or any part thereof unless the Lessee shall have posted a bond or other security reasonably satisfactory to the relevant Indemnitees in respect to such risk or (z) the control of such action, suit or proceeding would involve an actual or potential conflict of interest, (B) such proceeding involves Claims not fully indemnified by the Lessee which the Lessee and the Indemnitee have been unable to sever from the indemnified claim(s), or (C) an Event of Default has occurred and is continuing. The Indemnitee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by the Lessee in accordance with the foregoing.

     If the Lessee fails to fulfill the conditions to the Lessee's assuming the defense of any claim on or prior to the date that is 15 days prior to the date that an answer or response is required, the Indemnitee may undertake such defense, at the Lessee's reasonable expense. The Lessee shall not enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under Section 7.1 or 7.2 without the prior written consent of
                        -----------    ---
the related Indemnitee, which consent shall not be unreasonably withheld. Unless an Event of Default shall have occurred and be continuing, no Indemnitee shall enter into any settlement or other compromise with respect to any claim which is entitled to be indemnified under Section 7.1 or 7.2 without the prior written
                                 -----------    ---
consent of the Lessee, which consent shall not be unreasonably withheld, unless such Indemnitee waives its right to be indemnified under Section 7.1 or 7.2 with
                                                         -----------    ---
respect to such Claim.

     Upon payment in full of any Claim by the Lessee pursuant to Section 7.1 or
                                                                 -----------
7.2 to or on behalf of an Indemnitee, the Lessee, without any further action,
---
shall be subrogated to any and all claims that such Indemnitee may have relating thereto (other than claims in respect of insurance policies maintained by such Indemnitee at its own expense and for which the Lessee is not obligated to reimburse such Indemnitee), and such Indemnitee shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be reasonably necessary to preserve any such claims and otherwise cooperate with the Lessee and give such further assurances as are reasonably necessary or advisable to enable the Lessee vigorously to pursue such claims.

     Any amount payable to an Indemnitee pursuant to Section 7.1 or 7.2 shall be
                                                     -----------    ---
paid to such Indemnitee promptly upon, but in no event later than 30 days after, receipt of a written demand therefor from such Indemnitee, accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable.

     If for any reason the indemnification provided for in Section 7.1 or 7.2 is
                                                           -----------    ---
unavailable to an Indemnitee or is insufficient to hold an Indemnitee harmless, then the Lessee agrees to contribute to the amount paid or payable by such Indemnitee as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnitee on the one hand and by the Lessee on the other hand but also the relative fault of such Indemnitee as well as any other relevant equitable considerations. It is expressly understood and agreed that the right to contribution provided for herein shall survive the expiration or termination of and shall be separate and independent from any other remedy under this Master Agreement, the Lease or any other Operative Document.

     SECTION 7.4  General Tax Indemnity.  (a) Tax Indemnity. Except as otherwise
                  ---------------------       -------------
provided in this Section 7.4, the Lessee shall pay on an After-Tax Basis, and on
                 -----------
written demand shall indemnify and hold each Tax Indemnitee harmless from and against, any and all fees (including, without limitation, documentation, recording, license and registration fees), taxes (including, without limitation, income, gross receipts, sales, rental, use, turnover, value-added, property, excise and stamp taxes), levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, together with any penalties, fines or interest thereon or additions thereto (any of the foregoing being referred to herein as "Taxes"
                                                                        -----
and individually as a "Tax" (for the purposes of this Section 7.4, the
                       ---                            -----------
definition of "Taxes" includes amounts imposed on, incurred by, or asserted against each Tax Indemnitee as the result of any prohibited transaction, within the meaning of Section 406 or 407 of ERISA or Section 4975(c) of the Code, arising out of the transactions contemplated hereby or by any other Operative Document)) imposed on or with respect to any Tax Indemnitee, the Lessee, the Leased Property or any portion thereof or the Land, or any sublessee or user thereof, by the United States or by any state or local government or other taxing authority in the United States in connection with or in any way relating to (i) the acquisition, financing, mortgaging, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, purchase, ownership, possession, rental, lease, sublease, maintenance, repair, storage, transfer of title, redelivery, use, operation, condition, sale, return or other application or disposition of all or any part of the Leased Property or the imposition of any Lien (or incurrence of any liability to refund or pay over any amount as a result of any Lien) thereon, (ii) Basic Rent or Supplemental Rent or the receipts or earnings arising from or received with respect to the Leased Property or any part thereof, or any interest therein or any applications or dispositions thereof, (iii) any other amount paid or payable pursuant to the Notes, or any other Operative Documents, (iv) the Leased Property, the Land or any part thereof or any interest therein (including, without limitation, all assessments payable in respect thereof, including, without limitation, all assessments noted on the related Title Policy), (v) all or any of the Operative Documents, any other documents contemplated thereby, any amendments and supplements thereto, and (vi) otherwise with respect to or in connection with the transactions contemplated by the Operative Documents.

          (b) Exclusions from General Tax Indemnity.  Section 7.4(a) shall not
              -------------------------------------   --------------
apply to:

              (i) Taxes on, based on, or measured by or with respect to net income of the Lessor and the Lenders (including, without limitation, minimum Taxes, capital gains Taxes, Taxes on or measured by items of tax preference or alternative minimum Taxes) other than (A) any such Taxes that are, or are in the nature of, sales, use, license, rental or property Taxes, and (B) withholding Taxes imposed by the United States or any state in which the Leased Property is located (i) on payments with respect to the Notes, to the extent imposed by reason of a change in Applicable Law occurring after the date on which the holder of such Note became the holder of such Note or
     (ii) on Rent, to the extent the net payment of Rent after deduction of such withholding Taxes would be less than amounts currently payable with respect to the Funded Amounts;

             (ii) Taxes on, based on, or in the nature of or measured by Taxes on doing business, business privilege, franchise, capital, capital stock, net worth, or mercantile license or similar taxes other than (A) any increase in such Taxes imposed on such Tax Indemnitee by any state in which the Leased Property is located, net of any decrease in such taxes realized by such Tax Indemnitee, to the extent that such tax increase would not have occurred if on each Funding Date the Lessor and the Lenders had advanced funds to the Lessee in the form of loans secured by the Leased Property in an amount equal to the Funded Amounts funded on such Funding Date, with debt service for such loans equal to the Basic Rent payable on each Payment Date and a principal balance at the maturity of such loans in a total amount equal to the Funded Amounts at the end of the Lease Term, or (B) any Taxes that are or are in the nature of sales, use, rental, license or property Taxes;

            (iii) Taxes that are based on, or measured by, the fees or other compensation received by a Person acting as Agent (in its individual capacities) or any Affiliate of any thereof for acting as trustee under the Loan Agreement;

             (iv) Taxes that result from any act, event or omission, or are attributable to any period of time, that occurs after the earliest of (A) the expiration of the Lease Term and, if the Leased Property is required to be returned to the Lessor in accordance with the Lease, such return and (B) the discharge in full of the Lessee's obligations to pay the Lease Balance, or any amount determined by reference thereto, with respect to the Leased Property and all other amounts due under the Lease, unless such Taxes relate to acts, events or matters occurring prior to the earliest of such times or are imposed on or with respect to any payments due under the Operative Documents after such expiration or discharge;

              (v) Taxes imposed on a Tax Indemnitee that result from any voluntary sale, assignment, transfer or other disposition by such Tax Indemnitee or any related Tax Indemnitee of any interest in the Leased Property or any part thereof, or any interest therein or any interest or obligation arising under the Operative Documents, including the Notes, or from any sale, assignment, transfer or other disposition of any interest in such Tax Indemnitee or any related Tax Indemnitee, it being understood that each of the following shall not be considered a voluntary sale: (A) any substitution, replacement or removal of any of the property by the Lessee,
     (B) any sale or transfer resulting from the exercise by the Lessee of any termination option, any purchase option or sale option, (C) any sale or transfer while an Event of Default shall have occurred and be continuing under the Lease, and (D) any sale or transfer resulting from the Lessor's exercise of remedies under the Lease;

             (vi) any Tax which is being contested in accordance with the provisions of Section 7.4(c), during the pendency of such contest;
                   --------------

            (vii) any Tax that is imposed on a Tax Indemnitee as a result of such Tax Indemnitee's gross negligence or willful misconduct (other than gross negligence or willful misconduct imputed to such Tax Indemnitee solely by reason of its interest in any Leased Property);

           (viii) any Tax that results from a Tax Indemnitee engaging, with respect to the Leased Property, in transactions other than those permitted by the Operative Documents;

          (ix) to the extent any interest, penalties or additions to tax result in whole or in part from the failure of a Tax Indemnitee to file a return that it is required to file in a proper and timely manner, unless such failure (A) results from the transactions contemplated by the Operative Documents in circumstances where the Lessee did not give timely notice to such Tax Indemnitee (and such Tax Indemnitee otherwise had no actual knowledge) of such filing requirement that would have permitted a proper and timely filing of such return, or (B) results from the failure of the Lessee to supply information necessary for the proper and timely filing of such return that was not in the possession of such Tax Indemnitee; and

          (x) any Tax that results from the breach by the Lessor of its representation and warranty made in Section 4.2(b) or the breach of any
                                         --------------
     Lender of its representation and warranty made in Section 4.3(b).
                                                       --------------

     (c) Contests. If any claim shall be made against any Tax Indemnitee or if
         --------
any proceeding shall be commenced against any Tax Indemnitee (including a written notice of such proceeding) for any Taxes as to which the Lessee may have an indemnity obligation pursuant to Section 7.4, or if any Tax Indemnitee shall
                                    -----------
determine that any Taxes as to which the Lessee may have an indemnity obligation pursuant to Section 7.4 may be payable, such Tax Indemnitee shall promptly
            -----------
notify the Lessee. The Lessee shall be entitled, at its expense, to participate in, and, to the extent that the Lessee desire to, assume and control the defense thereof; provided, however, that the Lessee shall have acknowledged in writing
         --------  -------
its obligation to fully indemnify such Tax Indemnitee in respect of such action, suit or proceeding if the contest is unsuccessful; and, provided further, that
                                                        -------- -------
the Lessee shall not be entitled to assume and control the defense of any such action, suit or proceeding (but the Tax Indemnitee shall then contest, at the sole reasonable cost and expense of the Lessee, on behalf of the Lessee with representatives reasonably satisfactory to the Lessee) if and to the extent that, (A) in the reasonable opinion of such Tax Indemnitee, such action, suit or proceeding (x) involves any meaningful risk of imposition of criminal liability or, except in the case of the Lessor, any material risk of civil liability on such Tax Indemnitee in excess of $10,000,000 or (y) will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on the Leased Property or any part thereof unless the Lessee shall have posted a bond or other security reasonably satisfactory to the relevant Tax Indemnitees in respect to such risk, (B) such proceeding involves Claims not fully indemnified by the Lessee which the Lessee and the Tax Indemnitee have been unable to sever from the indemnified claim(s),
(C) an Event of Default has occurred and is continuing, (D) such action, suit or proceeding involves matters which extend beyond or are unrelated to the Transaction and if determined adversely could be materially detrimental to the interests of such Tax Indemnitee notwithstanding indemnification by the Lessee or (E) such action, suit or proceeding involves any federal or any state income tax liability of the Tax Indemnitee not indemnified by the Lessee. With respect to any contests controlled by a Tax Indemnitee, (i) if such contest relates to the federal or any state income tax liability of such Tax Indemnitee, such Tax Indemnitee shall be required to conduct such contest only if the Lessee shall have provided to such Tax Indemnitee an opinion of independent tax counsel selected by the Tax Indemnitee and reasonably satisfactory to the Lessee stating that a reasonable basis exists to contest such claim or (ii) in the case of an appeal of an adverse determination of any contest relating to any Taxes, an opinion of such counsel to the effect that such appeal is more likely than not to be successful, provided, however, such Tax Indemnitee shall in no event be
                  --------  -------
required to appeal an adverse determination to the United States Supreme Court. The Tax Indemnitee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by the Lessee in accordance with the foregoing.

     Each Tax Indemnitee shall at the Lessee's reasonable expense supply the Lessee with such information and documents in such Tax Indemnitee's possession reasonably requested by the Lessee as are reasonably necessary or advisable for the Lessee to participate in any action, suit or proceeding to the extent permitted by this Section 7.4. Unless an Event of Default shall have occurred
                  -----------
and be continuing, no Tax Indemnitee shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under this Section 7.4 without the prior written consent of the Lessee, which consent
     -----------
shall not be unreasonably withheld,
unless such Tax Indemnitee waives its right to be indemnified under this Section
                                                                         -------
7.4 with respect to such Claim.
---

     Notwithstanding anything contained herein to the contrary, (a) a Tax Indemnitee will not be required to contest (and the Lessee shall not be permitted to contest) a claim with respect to the imposition of any Tax if such Tax Indemnitee shall waive its right to indemnification under this Section 7.4
                                                                   -----------
with respect to such claim (and any related claim with respect to other taxable years the contest of which is precluded as a result of such waiver) and (b) no Tax Indemnitee shall be required to contest any claim if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely, unless the Lessee shall have provided to such Tax Indemnitee an opinion of independent tax counsel selected by the Tax Indemnitee and reasonably satisfactory to the Lessee stating that a reasonable basis exists to contest such claim in light of such adverse decision. Each Tax Indemnitee and the Lessee shall consult in good faith with each other regarding the conduct of such contest controlled by either.

          (d) Reimbursement for Tax Savings.  If (x) a Tax Indemnitee shall
              -----------------------------
obtain a credit or refund of any Taxes paid by the Lessee pursuant to this
Section 7.4 or (y) by reason of the incurrence or imposition of any Tax for
-----------
which a Tax Indemnitee is indemnified hereunder or any payment made to or for the account of such Tax Indemnitee by the Lessee pursuant to this Section 7.4,
                                                                  -----------
such Tax Indemnitee at any time realizes a reduction in any Taxes for which the Lessee is not required to indemnify such Tax Indemnitee pursuant to this Section
                                                                         -------
7.4, which reduction in Taxes was not taken into account in computing such
---
payment by the Lessee to or for the account of such Tax Indemnitee, then such Tax Indemnitee shall promptly pay to the Lessee (xx) the amount of such credit or refund, together with the amount of any interest received by such Tax Indemnitee on account of such credit or refund or (yy) an amount equal to such reduction in Taxes, as the case may be; provided that so long as an Event of
                                        --------
Default shall have occurred and be continuing, such payment shall be made to the Agent and applied to the amounts owing by the Lessee under the Operative Documents pursuant to Section 3.5 of the Loan Agreement, and, provided, further,
                                                              --------  -------
that the amount payable to the Lessee by any Tax Indemnitee pursuant to this
Section 7.4(d) shall not at any time exceed the aggregate amount of
--------------
all indemnity payments made by the Lessee under this Section 7.4 to such Tax
                                                     -----------
Indemnitee with respect to the Taxes which gave rise to the credit or refund or with respect to the Tax which gave rise to the reduction in Taxes less the amount of all prior payments made to the Lessee by such Tax Indemnitee under this Section 7.4(d). Each Tax Indemnitee agrees to act in good faith to claim
     --------------
such refunds and other available Tax benefits, and take such other actions as may be reasonable to minimize any payment due from the Lessee pursuant to this
Section 7.4. The disallowance or reduction of any credit, refund or other tax
-----------
savings with respect to which a Tax Indemnitee has made a payment to the Lessee under this Section 7.4(d) shall be treated as a Tax for which the Lessee are
           --------------
obligated to indemnify such Tax Indemnitee hereunder without regard to Section
                                                                       -------
7.4(b) hereof.
------

     (e) Payments. Any Tax indemnifiable under this Section 7.4 shall be paid
         --------                                   -----------
directly when due to the applicable taxing authority if direct payment is practicable and permitted. If direct payment to the applicable taxing authority is not permitted or is otherwise not made, any amount payable to a Tax Indemnitee pursuant to Section 7.4 shall be paid within thirty (30) days after
                       -----------
receipt of a written demand therefor from such Tax Indemnitee accompanied by a written statement describing in reasonable detail the amount so payable, but not before the date that the relevant Taxes are due. Any payments made pursuant to
Section 7.4 shall be made to the Tax Indemnitee entitled thereto or the Lessee,
-----------
as the case may be, in immediately available funds at such bank or to such account as specified by the payee in written directions to the payor, or, if no such direction shall have been given, by check of the payor payable to the order of the payee by certified mail, postage prepaid at its address as set forth in this Master Agreement. Upon the request of any Tax Indemnitee with respect to a Tax that the Lessee are required to pay, the Lessee shall furnish to such Tax Indemnitee the original or a certified copy of a receipt for the Lessee's payment of such Tax or such other evidence of payment as is reasonably acceptable to such Tax Indemnitee.

     (f) Reports. If the Lessee knows of any report, return or statement
         -------
required to be filed with respect to any Taxes that are subject to indemnification under this Section 7.4, the Lessee shall, if the Lessee is
                           -----------
permitted by Applicable Law, timely file such report, return or statement

(and, to the extent permitted by law, show ownership of the Leased Property in the Lessee); provided, however, that if the Lessee is not permitted by
             --------  -------
Applicable Law or does not have access to the information required to file any such report, return or statement, the Lessee will promptly so notify the appropriate Tax Indemnitee, in which case Tax Indemnitee will file such report. In any case in which the Tax Indemnitee will file any such report, return or statement, the Lessee shall, upon written request of such Tax Indemnitee, prepare such report, return or statement for filing by such Tax Indemnitee or, if such Tax Indemnitee so requests, provide such Tax Indemnitee with such information as is reasonably available to the Lessee.

     (g) Verification. At the Lessee's request, the amount of any indemnity
         ------------
payment by the Lessee or any payment by a Tax Indemnitee to the Lessee pursuant to this Section 7.4 shall be verified and certified by an independent public
        -----------
accounting firm selected by the Lessee and reasonably acceptable to the Tax Indemnitee. Unless such verification shall disclose an error in the Lessee's favor of 5% or more, the costs of such verification shall be borne by the Lessee. In no event shall the Lessee have the right to review the Tax Indemnitee's tax returns or receive any other confidential information from the Tax Indemnitee in connection with such verification. The Tax Indemnitee agrees to cooperate with the independent public accounting firm performing the verification and to supply such firm with all information reasonably necessary to permit it to accomplish such verification, provided that the information
                                              --------
provided to such firm by such Tax Indemnitee shall be for its confidential use. The parties agree that the sole responsibility of the independent public accounting firm shall be to verify the amount of a payment pursuant to this Master Agreement and that matters of interpretation of this Master Agreement are not within the scope of the independent accounting firm's responsibilities.

     SECTION 7.5  Increased Costs, etc.
                  ---------------------

     (a) Additional Costs, Etc. If any present or future Applicable Law, which
         ---------------------
expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to the Lessor, any Lender or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall in the case of any Funded Amount or any Commitment:

      (i) subject the Lessor, any Lender or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Master Agreement, the other Operative Documents, such Funding Party's Commitment or the Funded Amounts (other than taxes based upon or measured by the income or profits of the Lessor, such Lender or the Agent), or

     (ii) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to the Lessor or any Lender of the principal of or the interest on any Funded Amount or any other amounts payable to the Lessor, any Lender or the Agent under this Master Agreement or any of the other Operative Documents, or

    (iii) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Master Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans or letters of credit by, or commitments of, any office of the Lessor or any Lender, or

     (iv) impose on the Lessor, any Lender or the Agent any other conditions or requirements with respect to this Master Agreement, the other Operative Documents, the Funded Amounts, any such Funding Party's Commitment, or any class of commitments, letters of credit or loans of which any of the Funded Amounts, or such Funding Party's Commitment forms a part, and the result of any of the foregoing is

          (1) to increase the cost to the Lessor or any Lender of making, funding, issuing, renewing, extending or maintaining any of the Funded Amounts or such Funding Party's Commitment, or

          (2) to reduce the amount of principal, interest, fees, or other amount payable to the Lessor, such Lender or the Agent hereunder on account of such Funding Party's Commitment or any of the Funded Amounts, or

          (3) to require the Lessor, such Lender or the Agent to make any payment or to forego any interest, principal, Yield or other sum payable hereunder, the amount of which payment or foregone interest or Yield, principal or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by the Lessor, such Lender or the Agent from the Lessee hereunder, then, and in each such case, the Lessee will, within five (5) days following demand made by the Lessor, such Lender (through the Agent) or, as the case may be, the Agent at any time and from time to time and as often as the occasion therefor may arise, pay to the Lessor or the Agent for the respective accounts of the Lenders or for the Agent's own account such additional amounts as will be sufficient to compensate the Lessor, such Lender or the Agent for such additional cost, reduction, payment or foregone interest, principal or other sum. Each Funding Party or, as the case may be, the Agent shall give the Lessee prompt notice of any event causing such additional cost, reduction, payment or foregone interest, Yield or other sum; provided, however, that if such Funding
                                       --------  -------
Party or, as the case may be, the Agent shall fail to notify the Lessee or make demand within one hundred twenty (120) days following the occurrence of any such event, such Funding Party or, as the case may be, the Agent shall not be entitled to claim any additional amounts pursuant to this
Section 7.5(a) for any period ending on a date which is prior to one hundred
--------------
twenty (120) days before such notification or demand.

     (b) Indemnification for Losses. Without prejudice to any of the foregoing
         --------------------------
provisions of this Master Agreement, the Lessee will, on demand by any Lender (through the Agent) or the Lessor, at any time and from time to time and as often as the occasion therefor may arise, indemnify such Lender or the Lessor against any losses, costs or expenses which such Lender or the Lessor may at any time or from time to time sustain or incur with respect to any Funded Amount bearing interest or Yield calculated by reference to the Eurodollar Rate as a consequence of

           (i) the failure by the Lessee to draw any Funded Amount on the date of borrowing designated by the Lessee,

          (ii) the failure by the Lessee to pay, punctually on the due date thereof, any amount payable by the Lessee under the Operative Documents,

          (iii) the accelerated payment of any of the Lessee's obligations under the Operative Documents as a result of an Event of Default, or

          (iv) any voluntary or mandatory prepayment made with respect to any Funded Amount other than on the last day of a Rent Period.

                Such losses, costs or expenses, including interest or fees payable by such Funding Party to lenders of funds obtained by it in order to maintain any such Funded Amount, will be determined by such Funding Party on a commercially reasonable basis and will include in the case of any such accelerated payment, but not be limited to, the amount by which:

          (1) the total amount of interest which would have accrued on the principal so repaid or prepaid during the period (in this Section
                                                                         -------
               7.5(b) called the "Reemployment Period") beginning on the date of
               ------             -------------------
               such repayment or prepayment and ending on the last day of the Rent Period relating to the principal so repaid or prepaid, such total amount of interest to be calculated on the basis of the Eurodollar Rate applicable to such Rent Period:

                                       exceeds

          (2) the total amount of interest which would accrue and become payable to such Funding Party during the Reemployment Period on the principal repaid or prepaid if such Funding Party, following such repayment or prepayment, were to use its best efforts to reemploy as soon as possible the principal so repaid or prepaid by (A) placing with a prime lender in the Eurodollar Interbank Market selected by such Funding Party deposits of dollars in amounts equal (as nearly as may be) to the principal so repaid or prepaid and for the number of days equal (as nearly as may be) to the Reemployment Period, or (as such Funding Party may elect) (B) buying at face value from a prime bank a negotiable certificate of deposit issued by such prime bank in an amount equal (as nearly as may be) to the principal so repaid or prepaid and having a maturity comparable to the Reemployment Period.

In the event that the Agent or any Funding Party shall fail to notify the Lessee of any such losses, costs or expenses within one hundred twenty (120) days following the incurrence of any thereof, the Agent, or as the case may be, such Funding Party shall not be entitled to claim any additional amounts pursuant to this Section 7.5(b) for any period ending on a date which is prior to one
     --------------
hundred twenty (120) days before such notification.

          (c) Capital Adequacy.  If any present or future law, governmental
              ----------------
rule, regulation, policy, guideline or directive (whether or not having the force of law) or the interpretation thereof by a court or governmental authority with appropriate jurisdiction affects the amount of capital required or expected to be maintained by any Funding Party or the Agent, or any corporation controlling such Funding Party or the Agent and such Lender or the Agent determines that the amount of capital required to be maintained by it is increased by or based upon the existence of such Funding Party's or the Agent's commitment with respect to the facility established hereunder or the Fundings made, issued, maintained, extended or renewed pursuant hereto, then such Funding Party or the Agent may notify the Lessee of such fact. To the extent that the costs of such increased capital requirements are not reflected in the Alternative Rate or Eurodollar Rate, or in amounts paid or payable by the Lessee pursuant to Section 7.5(a) or (b) hereof, the Lessee and such Funding Party or
            --------------    ---
(as the case may be) the Agent shall thereafter attempt to negotiate in good faith, within thirty (30) days of the day on which the Lessee receives such notice, an adjustment payable hereunder which will adequately compensate such Funding Party or the Agent in light of these circumstances. If the Lessee and such Funding Party or the Agent are unable to agree to such adjustment within thirty (30) days of the date on which the Lessee receives such notice, then commencing on the date of such notice (but not earlier than the effective date of any such increased capital requirement), the fees payable hereunder shall increase by an amount that will, in such Funding Party's or the Agent's reasonable determination, provide adequate compensation. Each Funding Party and the Agent shall allocate such cost increases among its customers in good faith and on an equitable basis. For the purposes of Section 7.5, any costs reimbursed
                                               -----------
to SunTrust Bank as a Lender shall not be reimbursable to SunTrust Bank as Agent, and to the extent that costs attributable to the Lessor's or any Lender's Funded Amount are reimbursed by such Lender to the Agent, such costs shall not be reimbursable by the Lessor or the Lessee to the Agent and any costs reimbursed to the Agent which are attributable to the Commitment or Funded Amounts of the Lessor or any Lender shall not be reimbursed to the Lessor or such Lender. Notwithstanding anything to the contrary contained in this Section 7.5(c), in the event that the Agent or
                                  --------------
any Funding Party shall fail to notify the Lessee of any such costs of increased capital requirements within one hundred twenty (120) days following the Agent's or such Funding Party's determination thereof, the Agent or, as the case may be, such Funding Party shall not be entitled to claim any additional amounts pursuant to this Section 7.5(c) for any period ending on a date which is prior
                 --------------
to one hundred twenty (120) days before such notification.

          (d) Lender Certificate.  A certificate signed by an officer of any
              ------------------
Funding Party, setting forth any additional amount required to be paid by the Funding Party to such Lender under this Section 7.5 and the computations made by
                                        -----------
such Funding Party to determine such additional amount, shall be submitted by such Funding Party to the Lessee in connection with each demand made at any time by such Funding Party upon the Lessee under this Section 7.5. Without limiting
                                                 -----------
the negotiation requirements of Section 7.5 (with respect to certificates issued
                                -----------
on account of additional amounts required to be paid pursuant to Section 7.5),
                                                                 -----------
such certificate shall constitute prima facie evidence as to the additional
                                  ----- -----
amount owed.

          (e) Inability to Determine Eurodollar Rate.  In the event that, prior
              --------------------------------------
to the commencement of any Rent Period, the Agent shall determine that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate that would otherwise determine the rate of interest to be applicable to any Funded Amount during any Rent Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Lessee, the Lessor and the Lenders) to the Lessee, the Lessor and the Lenders. In such event all Funded Amounts will automatically, on the last day of the then current Rent Period relating thereto, be deemed to accrue interest or Yield, as the case may be, at the Alternative Rate until the Agent determines that the circumstances giving rise to such suspension no longer exist, whereupon the Agent shall so notify the Lessee, the Lessor and the Lenders. Neither the Agent nor any Funding Party shall in any event be responsible to the Lessee in any way if it is not able for any reason beyond its control to quote a Eurodollar Rate with respect to any Rent Period.

          (f) Illegality.  Notwithstanding any other provisions herein, if any
              ----------
present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Funding Party to make or maintain its Funded Amount at the Eurodollar Rate, such Funding Party shall forthwith give notice of such circumstances to the Lessee and the Agent and thereupon (a) the commitment of such Funding Party to fund any Funded amount at the Eurodollar Rate shall forthwith be suspended and (b) such Funding Party's Funded Amount then outstanding shall be converted automatically to be deemed to accrue interest or Yield, as the case may be, at the Alternative Rate on the last day of each Rent Period or within such earlier period as may be required by law. The Lessee hereby agrees promptly to pay the Agent for the account of such Funding Party, upon demand by such Funding Party, any additional amounts necessary to compensate such Funding Party for any costs incurred by such Funding Party in making any conversion in accordance with this Section 7.5,
                                                               -----------
including any interest or fees payable by such Funding Party to lenders of funds obtained by it in order to make or maintain its Fundings hereunder.

     SECTION 7.6  End of Term Indemnity.  In the event that at the end of the
                  ---------------------
Lease Term: (i) the Lessee elects the option set forth in Section 14.6 of the Lease, and (ii) after the Lessor receives the sales proceeds from the Leased Property under Section 14.6 or 14.7 of the Lease, together with the Lessee's payment of the Recourse Deficiency Amount, the Lessor shall not have received the entire Lease Balance, then, within 90 days after the end of the Lease Term, the Lessor or the Agent may obtain, at the Lessee's sole reasonable cost and expense, a report from the Appraiser (or, if the Appraiser is not available, another appraiser reasonably satisfactory to the Lessor or the Agent, as the case may be, and approved by the Lessee, such approval not to be unreasonably withheld) in form and substance reasonably satisfactory to the Lessor and the Agent (the "Report") to establish the reason for any decline in value of the
            ------
Leased Property from the Lease Balance. The Lessee shall promptly reimburse the Lessor for the amount equal to such decline in value to the extent that the Report indicates that such decline was due to

          (v) extraordinary use, failure to maintain, to repair, to restore, to rebuild or to replace, failure to comply with all Applicable Laws, failure to use, workmanship, method of installation or removal or maintenance, repair, rebuilding or replacement, or any other cause or condition within the power of the Lessee to control or effect resulting in the Building failing to be an office, store or warehouse of the type and quality contemplated by the Appraisal (excepting in each case ordinary wear and tear), or

          (w) any Alteration made to, or any rebuilding of, the Leased Property or any part thereof by the Lessee, or

          (x) any restoration or rebuilding carried out by the Lessee or any condemnation of any portion of the Leased Property pursuant to Article X of the Lease, or

          (y) any use of the Leased Property or any part thereof by the Lessee other than as permitted by the Lease, or any act or omission constituting a breach of any requirement, condition, restriction or limitation set forth in the Deed, or

          (z) any provision of, or restriction or right contained in, or encumbrance created by, the Development Agreement; provided, however, that
                                                        --------  -------
     the amount related to this clause (z) shall not exceed $400,000 if
                                ----------
     Construction is completed or $800,000 if Construction is not completed.


                                   SECTION 8
                                 MISCELLANEOUS

     SECTION 8.1  Survival of Agreements.  The representations, warranties,
                  ----------------------
covenants, indemnities and agreements of the parties provided for in the Operative Documents, and the parties' obligations under any and all thereof, shall survive the execution and delivery and the termination or expiration of this Master Agreement and any of the Operative Documents, the transfer of any Land to the Lessor as provided herein (and shall not be merged into the Deed), any disposition of any interest of the Lessor in the Leased Property, the purchase and sale of the Notes, payment therefor and any disposition thereof and shall be and continue in effect notwithstanding any investigation made by any party hereto or to any of the other Operative Documents and the fact that any such party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Documents.

     SECTION 8.2  Notices.  Unless otherwise specified herein, all notices,
                  -------
requests, demands or other communications to or upon the respective parties hereto shall be addressed to such parties at the addresses therefor as set forth in Schedule 8.2, as such other address as any such party shall specify to the
   ------------
other parties hereto, and shall be deemed to have been given (i) the Business Day after being sent, if sent by overnight courier service; (ii) the Business Day received, if sent by messenger; (iii) the day sent, if sent by facsimile and confirmed electronically or otherwise during business hours of a Business Day (or on the next Business Day if otherwise sent by facsimile and confirmed electronically or otherwise); or (iv) three Business Days after being sent, if sent by registered or certified mail, postage prepaid.

     SECTION 8.3  Counterparts.  This Master Agreement may be executed by the
                  ------------
parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 8.4  Amendments.  No Operative Document nor any of the terms
                  ----------
thereof may be terminated, amended, supplemented, waived or modified with respect to the Lessee or any Funding Party, except (a) in the case of a termination, amendment, supplement, waiver or modification to be binding on the Lessee, with the written agreement or consent of the Lessee, and (b) in the case of a termination, amendment, supplement, waiver or modification to be binding on the Funding Parties, with the written agreement or consent of the Lessor and the Required Lenders; provided, however, that
                  --------  -------

          (x)   notwithstanding the foregoing provisions of this Section 8.4,
                                                                 -----------
the consent of each Funding Party affected thereby shall be required for any amendment, modification or waiver directly:

          (i)   modifying any of the provisions of this Section 8.4, changing
                                                        -----------
     the definition of "Required Lenders", or increasing the Commitment of such
                        ----------------
     Funding Party;

          (ii) amending, modifying, waiving or supplementing any of the provisions of Section 3 of the Loan Agreement, Sections 14.6 through 14.9
                                                    -------------         ----
     of the Lease or the representations of such Funding Party in Section 4.2 or
                                                                  -----------
     4.3 or the covenants of such Funding Party in Section 6 of this Master
     ---                                           ---------
     Agreement;

          (iii) reducing any amount payable to such Funding Party under the Operative Documents or extending the time for payment of any such amount, including, without limitation, any Rent, any Funded Amount, any fees, any indemnity, the Lease Balance, any Funding Party Balance, Recourse Deficiency Amount, interest or Yield; or

          (iv) consenting to any assignment of the Lease, releasing any of the collateral assigned to the Agent and the Lenders pursuant to the Mortgage and the Assignment of Lease and Rents (but excluding a release of any rights that the Lenders may have in the Leased Property, or the proceeds thereof as contemplated in the definition of "Release Date"), releasing the Lessee from its obligations in respect of the payments of Rent and the Lease Balance, releasing the Lessee from its obligations under the Guaranty or the other Operative Documents or changing the absolute and unconditional character of any such obligation; or

          (v)   renewing the Lease Term pursuant to Section 14.9 of the Lease;
                                                    ------------
     and

          (y)   subject to the foregoing clauses (x) and (y), so long as no
                                         -----------     ---
Event of Default has occurred and is continuing, the Lessor, the Agent and the Lenders may not amend, supplement, waive or modify any terms of the Loan Agreement, the Notes, the Mortgage and the Assignment of Lease and Rents without the consent of the Lessee (such consent not to be unreasonably withheld or delayed); the Lessor and the Lessee may not amend, supplement, waive or modify any terms of the Lease or any Security Agreement and Assignment without the consent of the Agent and the Lenders.

     SECTION 8.5  Headings, etc.  The Table of Contents and headings of the
                  -------------
various Articles and Sections of this Master Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

     SECTION 8.6  Parties in Interest.  Except as expressly provided herein,
                  -------------------
none of the provisions of this Master Agreement is intended for the benefit of any Person except the parties hereto and their respective successors and permitted assigns.

     SECTION 8.7  GOVERNING LAW. THIS MASTER AGREEMENT HAS BEEN DELIVERED IN,
                  -------------
AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

     SECTION 8.8  Expenses.  Whether or not the transactions herein contemplated
                  --------
are consummated, the Lessee agrees to pay, as Supplemental Rent, all actual, reasonable and documented out-of-pocket costs and expenses of the Lessor and the Agent in connection with the preparation, execution and delivery of the Operative Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto (including, without limitation, the fees and disbursements reasonably and actually incurred of Mayer, Brown & Platt) ("Transaction Costs") and of the Lessor, the Agent and the
                        -----------------
Lenders in connection with the enforcement of the Operative Documents and the documents and instruments referred to therein (including, without limitation, the fees and disbursements reasonably and actually incurred by counsel for the Lessor, the Agent and the Lenders).

     SECTION 8.9  Severability.  Any provision of this Master Agreement that is
                  ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 8.10  Liabilities of the Funding Parties.  No Funding Party shall
                   ----------------------------------
have any obligation to any other Funding Party or to the Lessee with respect to the transactions contemplated by the Operative Documents except those obligations of such Funding Party expressly set forth in the Operative Documents or except as set forth in the instruments delivered in connection therewith, and no Funding Party shall be liable for performance by any other party hereto of such other party's obligations under the Operative Documents except as otherwise so set forth. No Lender shall have any obligation or duty to the Lessee, any other Funding Parties or any other Person with respect to the transactions contemplated hereby except to the extent expressly set forth in this Master Agreement or the Loan Agreement.

     SECTION 8.11  Submission to Jurisdiction; Waivers.  Each party hereto
                   -----------------------------------
hereby irrevocably and unconditionally:

          (i) submits for itself and its property in any legal action or proceeding relating to this Master Agreement or any other Operative Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of Georgia sitting in Georgia, the courts of the United States of America for the Northern District, of Georgia, and appellate courts from any thereof;

          (ii) consents that any such action or proceedings may be brought to such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth in Schedule 8.2 or at such other
                                            ------------
     address of which the other parties hereto shall have been notified pursuant to Section 8.2; and
        -----------

          (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law.

     SECTION 8.12  Liabilities of the Agent.  The Agent shall have no duty,
                   ------------------------
liability or obligation to any party to this Master Agreement with respect to the transactions contemplated hereby except those duties, liabilities or obligations expressly set forth in this Master Agreement or the Loan Agreement, and any such duty, liability or obligations of the Agent shall be as expressly limited by this Master Agreement or the Loan Agreement, as the case may be.

     SECTION 8.13  Interest and Charges.  It is not the intention of any parties
                   --------------------
to this Master Agreement to make an agreement in violation of the laws of any applicable jurisdiction relating to usury. Regardless of any provision in any Operative Document, none of the Lenders, Lessor or the Agent shall be entitled to charge, receive, collect or apply, as interest on the Funded Amounts, any amount in excess of the highest rate of interest permitted under Applicable Law. If any Lender, Lessor, the Agent or any participant ever receives, collects or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial repayment of principal and treated hereunder as such; and if principal is paid in full, any remaining excess shall be paid to Lessee. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the highest rate of interest permitted under Applicable Law, Lessee, Lessor, the Agent and Lenders shall, to the maximum extent permitted under Applicable Law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, and (b) amortize, prorate, allocate and spread in equal parts, the total amount of interest throughout the entire contemplated term of the Funded Amounts so that the interest rate is uniform through the entire term of the Funded Amounts; provided, however, that if the Funded Amounts are paid and performed in full
--------  -------
prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the highest rate of interest permitted under Applicable Law, the Lenders, Lessor and the Agent shall refund to Lessee the amount of such excess or credit the amount of such excess against the total principal amount of the Funded Amounts owing. This section shall control every other provision of all agreements pertaining to the transactions contemplated by or contained in the Operative Documents.

     SECTION 8.14  Documentation Agent.  BankBoston, N.A., in its capacity as
                   -------------------
Documentation Agent, shall not have any responsibilities or obligations, nor shall it incur any liabilities to any Person as a result of acting as Documentation Agent, provided that nothing contained in this Section 8.14 shall
                     --------                                ------------
affect its obligations as a Lender.

     IN WITNESS WHEREOF, the parties hereto have caused this Master Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                             STERLING COMMERCE, INC., as the
                                             Lessee


                                             By:
                                                --------------------------------
                                             Name Printed:
                                             Title

                                                                        MASTER
                                      S-1                              AGREEMENT

                                             ATLANTIC FINANCIAL GROUP, LTD., as
                                             Lessor

                                             By:  Atlantic Financial Managers,
                                                  Inc., its General Partner

                                                  By:
                                                     ---------------------------
                                                  Name Printed:
                                                               -----------------
                                                  Title:
                                                        ------------------------

                                                                        MASTER
                                      S-2                              AGREEMENT

                                             SUNTRUST BANK, ATLANTA, as a
                                             Lender


                                             By:
                                                --------------------------------
                                             Name Printed:
                                             Title:



                                             THE FIRST NATIONAL BANK OF CHICAGO,
                                             as a Lender


                                             By:
                                                --------------------------------
                                             Name Printed:
                                             Title:



                                             ABN AMRO BANK N.V., as a Lender


                                             By:
                                                --------------------------------
                                             Name Printed:
                                             Title:


                                             By:
                                                --------------------------------
                                             Name Printed:
                                             Title:


                                             BANKBOSTON, N.A., as a Lender and
                                             as Documentation Agent


                                             By:
                                                --------------------------------
                                             Name Printed:
                                             Title:

                                                                        MASTER
                                      S-3                              AGREEMENT

                                                                        MASTER
                                      S-4                              AGREEMENT

                                             SUNTRUST BANK, ATLANTA, as Agent


                                             By:
                                                --------------------------------
                                             Name Printed:
                                                          ----------------------
                                             Title:
                                                   -----------------------------

                                                                        MASTER
                                      S-5                              AGREEMENT

                                  SCHEDULE 2.2



                   AMOUNT OF EACH FUNDING PARTY'S COMMITMENT



Lessor Commitment Percentage:  3.5%

Lender Commitment Percentage:  96.5%

Lessor Commitment:  $2,275,000

Lender Commitments:

--------------------------------------------------------------------------------
                                   A Notes          B Notes            Total
                                   -------          -------            -----
--------------------------------------------------------------------------------
SunTrust Bank,                 $15,612,694.30    $2,112,305.70    $17,725,000.00
Atlanta
--------------------------------------------------------------------------------
BankBoston, N.A                $17,616,580.31    $2,383,419.69    $20,000,000.00
--------------------------------------------------------------------------------
ABN AMRO Bank, N.V             $13,212,435.23    $1,787,564.77    $15,000,000.00
--------------------------------------------------------------------------------
The First National
Bank of Chicago                $ 8,808,290.16    $1,191,709.84    $10,000,000.00
--------------------------------------------------------------------------------

                                                                        MASTER
                                                                       AGREEMENT

                                  SCHEDULE 8.2

                             ADDRESSES FOR NOTICES

Lessee:                       Sterling Commerce, Inc.
                              4600 Lakehurst Court
                              Dublin, Ohio 43017
                              Attention:  Steven P. Shiflet,
                              Senior Vice President, CFO
                              and Treasurer

                              Telephone: (614) 793-7114
                              Facsimile: (614) 799-6310

Lessor:                       Atlantic Financial Group, Ltd.
                              1000 Ballpark Way, Suite 304
                              Arlington, Texas 76011
                              Attn:  Stephan Brookshire

                              Telephone: (817) 265-1262
                              Facsimile: (817) 265-0537

Agent:                        SunTrust Bank, Atlanta
                              25 Park Place
                              MC 120
                              Atlanta, Georgia 30303
                              Attn:

                              Telephone: (404)
                              Facsimile: (404) 827-6270

                              with a copy to:

                              c/o SunTrust Equitable Securities
                              Corporation
                              303 Peachtree Street, 24th Floor
                              Mail Code 3943
                              Atlanta, Georgia  30308
                              Attn:  R. Todd Shutley

                              Telephone: (404) 588-7464
                              Facsimile: (404) 827- 6514

Lenders:                      SunTrust Bank, Atlanta

                              25 Park Place
                              MC 120
                              Atlanta, Georgia 30303
                              Attn:  John Fields

                              Telephone: (404) 724-3667
                              Facsimile: (404) 827-6270

                              Eurodollar Lending Office: same as
                              above

                              ABN AMRO Bank, N.V.
                              135 South LaSalle Street, Suite 2805
                              Chicago, Illinois 60603
                              Attn:  Credit Administration

                              Telephone: (312) 904-8835
                              Facsimile: (312) 904-8840

                              with a copy to:

                              ABN AMRO North America, Inc.
                              Three Riverway, Suite 1700
                              Houston, Texas 77056
                              Attn:  Laurie Tuzo

                              Telephone: (713) 964-3360
                              Facsimile: (713) 434-0819

                              BankBoston, N.A.
                              Commercial Loan Services
                              100 Federal Street
                              Mail Stop: 01-08-04
                              Boston, Massachusetts 02110
                              Attn: Debra DelVecchio

                              Telephone: (617) 434-2815
                              Facsimile: (617) 434-0819

                              Eurodollar Lending Office: same as
                              above

                              The First National Bank of Chicago
                              One First National Plaza
                              10th Floor

                              Mail Suite 0324
                              Chicago, Illinois  60670
                              Attn:

                              Telephone: (312)
                              Facsimile: (312)

                              Eurodollar Lending Office: same as
                              above

After recordation,
this instrument
should be returned to:

Mayer, Brown & Platt
190 South LaSalle Street
Chicago, Illinois  60603
Attention: Rex Palmer



================================================================================


                               LEASE AGREEMENT

                        Dated as of February 26, 1998

                                    between


                  ATLANTIC FINANCIAL GROUP, LTD., as Lessor,


                                     and


                      STERLING COMMERCE, INC., as Lessee


                  ------------------------------------------


================================================================================

                                TABLE OF CONTENTS
                                (Lease Agreement)
                                                                            Page

ARTICLE I.
     DEFINITIONS ............................................................ 1

ARTICLE II.
   LEASE OF LEASED PROPERTY ................................................. 1
   Section 2.1  Acceptance and Lease of Property ............................ 1
   Section 2.2  Acceptance Procedure ........................................ 2

ARTICLE III.
   RENT ..................................................................... 2
   Section 3.1   Basic Rent ................................................. 2
   Section 3.2   Supplemental Rent .......................................... 2
   Section 3.3   Method of Payment .......................................... 3
   Section 3.4   Late Payment ............................................... 3
   Section 3.5   Net Lease; No Setoff, Etc .................................. 3
   Section 3.6   Certain Taxes .............................................. 5
   Section 3.7   Utility Charges ............................................ 5

ARTICLE IV.
   WAIVERS .................................................................. 6

ARTICLE V.
   LIENS; EASEMENTS; PARTIAL CONVEYANCES .................................... 7

ARTICLE VI.
   MAINTENANCE AND REPAIR;
   ALTERATIONS, MODIFICATIONS AND ADDITIONS ................................. 8
   Section 6.1   Maintenance and Repair; Compliance With Law ................ 8
   Section 6.2   Alterations ................................................ 9
   Section 6.3   Title to Alterations ....................................... 9

ARTICLE VII.
   USE ...................................................................... 9

                                                                           Page
                                                                           ----

ARTICLE VIII.
   INSURANCE................................................................  9

ARTICLE IX.
   ASSIGNMENT AND SUBLEASING................................................ 11

ARTICLE X.
   LOSS, DESTRUCTION, CONDEMNATION OR DAMAGE ............................... 12
   Section 10.1  Event of Loss.............................................. 12
   Section 10.2  Event of Taking............................................ 12
   Section 10.3  Casualty................................................... 13
   Section 10.4  Condemnation............................................... 13
   Section 10.5  Verification of Restoration and
                       Rebuilding .......................................... 13
   Section 10.6  Application of Payments ................................... 14
   Section 10.7  Prosecution of Awards. .................................... 15
   Section 10.8  Application of Certain Payments Not
                       Relating to an Event of Taking ...................... 16
   Section 10.9  Other Dispositions ........................................ 16
   Section 10.10 No Rent Abatement ......................................... 16

ARTICLE XI.
   INTEREST CONVEYED TO LESSEE ............................................. 16

ARTICLE XII.
   EVENTS OF DEFAULT ....................................................... 22

ARTICLE XIII.
   ENFORCEMENT ............................................................. 27
   Section 13.1  Remedies .................................................. 27
   Section 13.2  Remedies Cumulative; No Waiver;
                        Consents ........................................... 29

ARTICLE XIV.
   SALE, RETURN OR PURCHASE OF LEASED PROPERTY; RENEWAL .................... 30
   Section 14.1  Lessee's Option to Purchase ............................... 30
   Section 14.2  Conveyance to Lessee ...................................... 30
   Section 14.3  Acceleration of Purchase Obligation ....................... 31
   Section 14.4  Determination of Purchase Price ........................... 31


                                     (ii)

                                                                            Page
                                                                            ----

   Section 14.5  Purchase Procedure .......................................  31
   Section 14.6  Option to Remarket; Surrender Option .....................  32
   Section 14.7  Rejection of Sale.........................................  35
   Section 14.8  Return of Leased Property ................................  35
   Section 14.9  Renewal ..................................................  36

ARTICLE XV.
   LESSEE'S EQUIPMENT .....................................................  36

ARTICLE XVI.
   RIGHT TO PERFORM FOR LESSEE ............................................  37

ARTICLE XVII.
   MISCELLANEOUS ..........................................................  37
   Section 17.1  Reports ..................................................  38
   Section 17.2  Binding Effect; Successors and Assigns; Survival .........  38
   Section 17.3  Quiet Enjoyment ..........................................  38
   Section 17.4  Notices ..................................................  38
   Section 17.5  Severability .............................................  38
   Section 17.6  Amendment; Complete Agreements ...........................  39
   Section 17.7  Construction .............................................  39
   Section 17.8  Headings .................................................  39
   Section 17.9  Counterparts .............................................  39
   Section 17.10 GOVERNING LAW ............................................  40
   Section 17.11 Discharge of Lessee's Obligations by its Affiliates ......  40
   Section 17.12 Liability of Lessor Limited ..............................  40
   Section 17.13 Estoppel Certificates ....................................  40
   Section 17.14 No Joint Venture .........................................  41
   Section 17.15 No Accord and Satisfaction ...............................  41
   Section 17.16 No Merger ................................................  41
   Section 17.17 Survival .................................................  41
   Section 17.18 Chattel Paper ............................................  42
   Section 17.19 Time of Essence ..........................................  42
   Section 17.20 Recordation of Lease .....................................  42
   Section 17.21 Investment of Security Funds .............................  42

                                     (iii)

APPENDICES AND EXHIBITS
-----------------------

APPENDIX A       Defined Terms

EXHIBIT A        Legal Description




                                     (iv)

     THIS LEASE AGREEMENT (as from time to time amended or supplemented, this "Lease"), dated as of February 26, 1998, is between ATLANTIC FINANCIAL GROUP,
 -----
LTD., a Texas limited partnership (together with its successors and permitted assigns hereunder, the "Lessor"), as Lessor, and STERLING COMMERCE, INC., a
                        ------
Delaware corporation (together with its successors and permitted assigns hereunder, the "Lessee"), as Lessee.
                ------

                             PRELIMINARY STATEMENT

     A. Lessor will purchase from the Seller certain parcels of real property to be specified by Lessee, together with any improvements thereon.

     B. Lessor desires to lease to Lessee, and Lessee desires to lease from Lessor, such property.

     C. Lessee will construct, or cause to be constructed, certain improvements on such parcels of real property which as constructed will be the property of Lessor and will become part of such property subject to the terms of this Lease.

     In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, Lessor and Lessee hereby agree as follows:


                                  ARTICLE I.
                                  DEFINITIONS
                                  -----------

     Terms used herein and not otherwise defined shall have the meanings assigned thereto in Appendix A hereto for all purposes hereof.
                    ----------


                                   ARTICLE II.
                            LEASE OF LEASED PROPERTY
                            ------------------------

     Section 2.1  Acceptance and Lease of Property.  On the Closing Date,
                  --------------------------------
Lessor, subject to the satisfaction or waiver of the conditions set forth in
Section 3 of the Master Agreement, hereby agrees to accept delivery on the Closing Date of the Land designated by Lessee to be delivered on the Closing Date pursuant to the terms of the Master Agreement, together with any improvements thereon and simultaneously to lease to Lessee hereunder for the Lease Term, Lessor's interest in such Land and in such improvements, together with any Building which thereafter may be constructed thereon pursuant to the Construction Agency Agreement, and Lessee hereby agrees, expressly for the direct benefit of

Lessor, commencing on the Closing Date for the Lease Term, to lease from Lessor Lessor's interest in the Land, together with Lessor's interest in any Building and other improvements thereon or which thereafter may be constructed thereon pursuant to the Construction Agency Agreement. The legal description of the Land is set forth on Exhibit A hereto.
                ---------

     Section 2.2  Acceptance Procedure.  Lessor hereby authorizes one or more
                  --------------------
employees of Lessee, to be designated by Lessee, as the authorized representative or representatives of Lessor to accept delivery on behalf of Lessor of the Leased Property. Lessee hereby agrees that such acceptance of delivery by such authorized representative or representatives and the execution and delivery by Lessee on the Closing Date of this Lease shall, without further act, constitute the irrevocable acceptance by Lessee of the Leased Property for all purposes of this Lease and the other Operative Documents on the terms set forth therein and herein, and that the Leased Property, together with any improvements constructed thereon pursuant to the Construction Agency Agreement, shall be deemed to be included in the leasehold estate of this Lease and shall be subject to the terms and conditions of this Lease as of the Closing Date. The demise and lease of the Building pursuant to this Section 2.2 shall include
                                                      -----------
any additional right, title or interest in such Building which may at any time be acquired by Lessor, the intent being that all right, title and interest of Lessor in and to such Building shall at all times be demised and leased to Lessee hereunder.

                                  ARTICLE III.
                                      RENT
                                      ----

     Section 3.1  Basic Rent.  Beginning with and including the first Payment
                  ----------
Date occurring after the Closing Date, Lessee shall pay to the Agent the Basic Rent for the Leased Property, in installments, payable in arrears on each Payment Date during the Lease Term, subject to Section 2.3(c) of the Master Agreement.

     Section 3.2  Supplemental Rent.  Lessee shall pay to the Agent, or to
                  -----------------
whomever shall be entitled thereto as expressly provided herein or in any other Operative Document, any and all Supplemental Rent within five (5) Business Days of the date the same shall become due and payable and in the event of any failure on the part of Lessee to pay any Supplemental Rent, the Agent shall have all rights, powers and remedies provided for herein or by law or in equity or otherwise in the case of nonpayment of Basic Rent. All Supplemental Rent to be paid pursuant to this Section 3.2 shall be payable in the type of funds and in
                      -----------
the manner set forth in Section 3.3.
                        -----------

     Section 3.3  Method of Payment.  Basic Rent shall be paid to the Agent, and
                  -----------------
Supplemental Rent (including amounts due under Article XIV hereof) shall be paid
                                               -----------
to the Agent (or to such Person as may be entitled thereto) or, in each case, to such Person as the Agent (or such other Person) shall specify in writing to Lessee, and at such place as the Agent (or such other Person) shall specify in writing to Lessee, which specifications by the Agent shall be given by the Agent at least five (5) Business Days prior to the due date therefor. Each payment of Rent (including payments under Article XIV hereof) shall be made by Lessee prior
                               -----------
to 12:00 p.m. (noon) Atlanta, Georgia time at the place of payment in funds consisting of lawful currency of the United States of America which shall be immediately available on the scheduled date when such payment shall be due, unless such scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day.

     Section 3.4  Late Payment.  If any Rent shall not be paid on the date when
                  ------------
due, Lessee shall pay to the Agent, as Supplemental Rent, interest (to the maximum extent permitted by Applicable Law) on such overdue amount from and including the due date thereof to but excluding the Business Day of payment thereof at the Overdue Rate.

     Section 3.5  Net Lease; No Setoff, Etc.  This Lease is an absolute triple-
                  -------------------------
net lease and notwithstanding any other provision of this Lease, Lessee shall pay all Basic Rent and Supplemental Rent, and all costs, charges, taxes (other than taxes and other items covered by the exclusion described in Section 7.4(b) of the Master Agreement), assessments and other operating and capital expenses foreseen or unforeseen, for which Lessee or any Indemnitee is or shall become liable by reason of Lessee's or such Indemnitee's estate, right, title or interest in the Leased Property, or that are connected with or arise out of the acquisition (except the initial costs of purchase by Lessor of its interest in the Leased Property, which costs, subject to the terms of the Master Agreement, shall be funded by the Funding Parties pursuant to the Master Agreement), installation, possession, use, occupancy, maintenance, ownership, leasing, repairs and rebuilding of, or addition to, the Leased Property or any portion thereof, and any other amounts payable hereunder and under the other Operative Documents without counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and Lessee's obligation to pay all such amounts throughout the Lease Term, including the Construction Term, is absolute and unconditional. The obligations and liabilities of Lessee hereunder shall in no way be released, discharged or otherwise affected for any reason, including without limitation: (a) any defect in the condition, merchantability, design, quality or fitness for use of the Leased Property or any part thereof, or the failure of the Leased Property to comply with all Applicable Law, including any inability to occupy or use the Leased Property by reason of such non-compliance; (b) any damage to, removal, abandonment, salvage, loss, contamination of or Release from, scrapping or destruction of or any requisition or taking of the Leased Property or any part thereof; (c) any restriction, prevention or curtailment of or interference with any use of the Leased Property or any part thereof including eviction; (d) any defect in title to or rights to the Leased Property or any Lien on such title or rights or on the Leased Property; (e) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by Lessor, the Agent or any Lender; (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to Lessee, Lessor, any Lender, the Agent or any other Person, or any action taken with respect to this Lease by any trustee or receiver of Lessee,

Lessor, any Lender, the Agent or any other Person, or by any court, in any such proceeding; (g) any claim that Lessee has or might have against any Person, including without limitation, Lessor, any vendor, manufacturer, contractor of or for the Building or any part thereof, the Agent or any Lender; (h) any failure on the part of Lessor to perform or comply with any of the terms of this Lease, any other Operative Document or of any other agreement; (i) any invalidity or unenforceability or illegality or disaffirmance of this Lease against or by Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof whether or not related to the Transaction; (j) the impossibility or illegality of performance by Lessee, Lessor or both; (k) any action by any court, administrative agency or other Governmental Authority; (l) any restriction, prevention or curtailment of or interference with the Construction or any use of the Leased Property or any part thereof; or (m) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Lessee shall have notice or knowledge of any of the foregoing, provided that nothing set forth herein shall be deemed to be a waiver of any
--------
other rights or causes of action that Lessee may have against Lessor as a result of Lessor's willful misconduct, gross negligence or breach of any provision of this Lease or any other Operative Document. Except as specifically set forth in
Article XIV or X of this Lease, this Lease shall be noncancellable by Lessee in
-----------    -
any circumstance whatsoever and Lessee, to the extent permitted by Applicable Law, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution, abatement or reduction of Rent payable by Lessee hereunder. Each payment of Rent made by Lessee hereunder shall be final and Lessee shall not seek or have any right to recover all or any part of such payment from Lessor, the Agent, any Lender or any party to any agreements related thereto for any reason whatsoever. Lessee assumes the sole responsibility for the condition, use, operation, maintenance, and management of the Leased Property and Lessor shall have no responsibility in respect thereof and shall have no liability for damage to the property of either Lessee or any subtenant of Lessee on any account or for any reason whatsoever, other than solely by reason of Lessor's willful misconduct or gross negligence.

     Section 3.6  Certain Taxes.  Without limiting the generality of Section
                  -------------                                      -------
3.5, Lessee agrees to pay when due all real estate taxes, personal property
---
taxes, gross sales taxes, including any sales or lease tax imposed upon the rental payments hereunder or under a sublease, occupational license taxes, water charges, sewer charges, assessments of any nature and all other governmental impositions and charges of every kind and nature whatsoever (the "tax(es)"),
                                                                  -------
when the same shall be due and payable without penalty or interest; provided,
                                                                    --------
however, that this Section shall not apply to any of the taxes and other items
-------
covered by the exclusion described in Section 7.4(b) of the Master Agreement.
It is the intention of the parties hereto that, insofar as the same may lawfully be done, Lessor shall be, except as specifically provided for herein, free from all expenses in any way related to the Leased Property and the use and occupancy thereof. Any tax relating to a fiscal period of any taxing authority falling partially within and partially outside the Lease Term, shall be apportioned and adjusted between Lessor and Lessee. Lessee covenants to furnish Lessor and the Agent, upon the Agent's request, within forty-five (45) days after the last date when any tax must be paid by Lessee as provided in this Section 3.6,
                                                        -----------
official receipts of the appropriate taxing authority or other proof satisfactory to Lessor, evidencing the payment thereof.

     So long as no Event of Default has occurred and is continuing, Lessee may defer payment of a tax so long as the validity or the amount thereof is contested by Lessee with diligence and in good faith and for which adequate reserves have been established and are being maintained in accordance with GAAP; provided, however, that Lessee shall pay the tax in sufficient time to prevent
--------  -------
delivery of a tax deed; and provided, further that, unless Lessee purchases the
                            --------  -------
Leased Property in accordance herewith, Lessee shall pay the tax on or before the Lease Termination Date. Such contest shall be at Lessee's sole cost and expense. Lessee covenants to indemnify and save harmless Lessor, the Agent and each Lender from any actual and reasonable costs or expenses incurred by Lessor, the Agent or any Lender as a result of such contest. Lessor agrees to promptly forward to Lessee copies of any tax notices and correspondence from taxing authorities relating to the Leased Property received by Lessor.

     Section 3.7  Utility Charges.  Lessee agrees to pay or cause to be paid as
                  ---------------
and when the same are due and payable all charges for gas, water, sewer, electricity, lights, heat, power, telephone or other communication service and all other utility services used, rendered or supplied to, upon or in connection with the Leased Property.

                                  ARTICLE IV.
                                    WAIVERS
                                    -------

     During the Lease Term, Lessor's interest in the Building(s) (whether or not completed) and the Land is demised and let by Lessor "AS IS" subject to (a) the rights of any parties in possession thereof, (b) the state of the title thereto existing at the time Lessor acquired its interest in the Leased Property, (c) any state of facts which an accurate survey or physical inspection might show (including the survey delivered on the Closing Date), (d) all Applicable Law, and (e) any violations of Applicable Law which may exist upon or subsequent to the commencement of the Lease Term. LESSEE ACKNOWLEDGES THAT, ALTHOUGH LESSOR WILL OWN AND HOLD TITLE TO THE LEASED PROPERTIES, LESSOR IS NOT RESPONSIBLE FOR THE DESIGN, DEVELOPMENT, BUDGETING AND CONSTRUCTION OF THE BUILDING(S) OR ANY ALTERATIONS. NEITHER LESSOR, THE AGENT NOR ANY LENDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE VALUE, MERCHANTABILITY, TITLE, HABITABILITY, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF THE LEASED PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED PROPERTY (OR ANY PART THEREOF), ALL SUCH WARRANTIES BEING HEREBY DISCLAIMED,

AND NEITHER LESSOR, THE AGENT NOR ANY LENDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF THE LEASED PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAW, except that Lessor hereby represents and warrants that the Leased Property is and shall be free of Lessor Liens. As between Lessor and Lessee, Lessee has been afforded full opportunity to inspect the Leased Property, is satisfied with the results of its inspections of the Leased Property and is entering into this Lease solely on the basis of the results of its own inspections and all risks incident to the matters discussed in the two preceding sentences, as between Lessor, the Agent or the Lenders on the one hand, and Lessee, on the other, are to be borne by Lessee. The provisions of this Article IV have been negotiated, and, except to the
                       ----------
extent otherwise expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by Lessor, the Agent or the Lenders, express or implied, with respect to the Leased Property, that may arise pursuant to any law now or hereafter in effect, or otherwise.


                                  ARTICLE V.
                     LIENS; EASEMENTS; PARTIAL CONVEYANCES
                     -------------------------------------

     Lessee shall not directly or indirectly create, incur or assume, any Lien on or with respect to the Leased Property, the title thereto, or any interest therein, including any Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of the Leased Property or by reason of labor or materials furnished or claimed to have been furnished to Lessee, or any of its contractors or agents or by reason of the financing of any personalty or equipment purchased or leased by Lessee from third parties and not financed by Lessor or Alterations constructed by Lessee, except, in all cases, Permitted Liens.

     Notwithstanding the foregoing paragraph, at the request of Lessee, Lessor shall, from time to time during the Lease Term and upon reasonable advance written notice from Lessee, and receipt of the materials specified in the next succeeding sentence, consent to and join in any (i) grant of easements, licenses, rights of way and other rights in the nature of easements, including, without limitation, utility easements to facilitate Lessee's use, development and construction of the Leased Property, (ii) release or termination of easements, licenses, rights of way or other rights in the nature of easements which are for the benefit of the Land or the Building(s) or any portion thereof,
(iii) dedication or transfer of portions of the Land, not improved with a building, for road, highway or other public purposes, (iv) execution of agreements for ingress and egress and amendments to any covenants and restrictions affecting the Land or the Building(s) or any portion thereof and
(v) request to any Governmental Authority for platting or subdivision or replatting or resubdivision approval with respect to the Land or any portion thereof or any parcel of land of which the Land or any portion thereof forms a part or a request for any variance from zoning or other governmental requirements. Lessor's obligations pursuant to the preceding sentence shall be subject to the requirements that:

          (a) any such action shall be at the sole cost and expense of Lessee and Lessee shall pay all actual and reasonable out-of-pocket costs of Lessor, the Agent and any Lender in connection therewith (including, without limitation, the reasonable fees of attorneys, architects, engineers, planners, appraisers and other professionals reasonably retained by Lessor, the Agent or any Lender in connection with any such action),

          (b) Lessee shall have delivered to Lessor and Agent a certificate of a Responsible Officer of Lessee stating that

              (1) such action will not cause the Leased Property, the Land or any Building or any portion thereof to fail to comply in any material respect with the provisions of this Lease or any other Operative Documents, or in any material respect with Applicable Law; and

              (2) such action will not materially reduce the Fair Market Sales Value, utility or useful life of the Leased Property, the Land or any Building nor Lessor's interest therein; and

          (c) in the case of any release or conveyance, if Lessor, the Agent or any Lender so reasonably requests, Lessee will cause to be issued and delivered to Lessor and the Agent by the Title Insurance Company an endorsement to the Title Policy pursuant to which the Title Insurance Company agrees that its liability for the payment of any loss or damage under the terms and provisions of the Title Policy will not be affected by reason of the fact that a portion of the real property referred to in Schedule A of the Title Policy has been released or conveyed by Lessor.


                                  ARTICLE VI.
                            MAINTENANCE AND REPAIR;
                   ALTERATIONS, MODIFICATIONS AND ADDITIONS
                   ----------------------------------------

     Section 6.1  Maintenance and Repair; Compliance With Law.  Lessee, at its
                  -------------------------------------------
own expense, shall at all times (a) maintain the Leased Property in good repair and condition (subject to ordinary wear and tear), in accordance with prudent industry standards and, in any event, in no less a manner as other similar office buildings owned or leased by Lessee or its Affiliates, (b) make all Alterations in accordance with, and maintain (whether or not such maintenance requires structural modifications or Alterations) and operate and otherwise keep the Leased Property in compliance in all material respects with, all Applicable Laws and insurance requirements, and (c) make all material repairs, replacements and renewals of the Leased Property or any part thereof which may be required to keep the Leased Property in the condition required by the preceding clauses (a)
                                                                    -----------
and (b).  Lessee shall perform the foregoing maintenance obligations regardless
    ---
of whether the Leased Property is occupied or unoccupied. Lessee waives any right that it may now have or hereafter acquire to (i) require Lessor, the Agent or any Lender to maintain, repair, replace, alter, remove or rebuild all or any part of the Leased Property or (ii) make repairs at the expense of Lessor, the Agent or any Lender pursuant to any Applicable Law or other agreements or otherwise. NEITHER LESSOR, THE AGENT NOR ANY LENDER SHALL BE LIABLE TO LESSEE OR TO ANY CONTRACTORS, SUBCONTRACTORS, LABORERS, MATERIALMEN, SUPPLIERS OR VENDORS FOR SERVICES PERFORMED OR MATERIAL PROVIDED ON OR IN CONNECTION WITH ANY LEASED PROPERTY OR ANY PART THEREOF. Neither Lessor, the Agent nor any Lender shall be required to maintain, alter, repair, rebuild or replace the Leased Property in any way.

     Section 6.2  Alterations.  Lessee may, without the consent of Lessor, at
                  -----------
Lessee's own cost and expense, make Alterations which do not materially diminish the value, utility or useful life of the Leased Property.

     Section 6.3  Title to Alterations.  Title to all Alterations shall without
                  --------------------
further act vest in Lessor (subject to Lessee's right to remove trade fixtures, personal property and equipment which were not acquired with funds advanced by Lessor or any Lender at a time when no Event of Default has occurred and is continuing) and shall be deemed to constitute a part of the Leased Property and be subject to this Lease.


                                 ARTICLE VII.
                                      USE
                                      ---

     Lessee may use the Leased Property or any part thereof for any lawful purpose, and in a manner consistent with the standards applicable to properties of a similar nature in the geographic area in which the Leased Property is located, provided that such use does not materially adversely affect the Fair
         --------
Market Sales Value, utility, remaining useful life or residual value of the Leased Property, and does not materially violate or conflict with, or constitute or result in a material default under, any Applicable Law or any insurance policy required hereunder. In the event Lessee's use substantially changes the character of the Building in a manner or to an extent that, in Lessor's or the Lenders' reasonable opinion, adversely affects the Fair Market Sales Value and/or marketability of the Building, Lessee shall, upon the termination or expiration of this Lease, at Lessor's request, restore the Leased Property to its general character at the Completion Date (ordinary wear and tear excepted), unless Lessee has purchased the Leased Property pursuant to the terms of this Lease. Lessee shall not commit or permit any waste of the Leased Property or the material part thereof.

                                 ARTICLE VIII.
                                   INSURANCE
                                   ---------

          (a) At any time during which any part of the Building or any Alteration is under construction and as to any part of the Building or any Alteration under construction, Lessee shall maintain, or cause to be maintained, at its sole cost and expense, as a part of its blanket policies or otherwise, "all risks" non-reporting completed value form of builder's risk insurance, it being understood by Lessor that Lincoln Property Company, CSE, Inc. as developer of the Leased Property is carrying builders risk insurance pursuant to the Development Agreement, which insurance Lessor acknowledges satisfies the requirements of this clause (a).
                     ----------

          (b) During the Lease Term, Lessee shall maintain, at its sole cost and expense, as a part of its blanket policies or otherwise, insurance against loss or damage to the Building by fire and other risks, including comprehensive boiler and machinery coverage, on terms and in amounts no less favorable than insurance covering other similar properties owned or leased by Lessee and its Affiliates and that are in accordance with the general practices of businesses engaged in similar activities in similar geographic areas (which may include self-insurance in an amount not to exceed $1,000,000), but in no event less than the replacement cost of such Building from time to time.

          (c) During the Lease Term, Lessee shall maintain, at its sole cost and expense, commercial general liability insurance with respect to the Leased Property, as is ordinarily procured by Persons who own or operate similar properties in the same geographic area. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by Lessee or its Affiliates with respect to similar properties that it owns or leases and that are in accordance with the general practices of businesses engaged in similar activities in similar geographic areas, but in no event less than $1,000,000 per occurrence, with an umbrella policy of $10,000,000. Such insurance policies shall also provide that Lessee's insurance shall be considered primary insurance. Nothing in this Article VIII shall prohibit Lessor, the Agent or any
                            ------------
Lender from carrying at its own expense other insurance on or with respect to the Leased Property, provided that any insurance carried by Lessor, the Agent or
                     --------
any Lender shall not prevent Lessee from carrying the insurance required hereby.

          (d) Each policy of insurance maintained by Lessee pursuant to clauses
                                                                        -------
(a) and (b) of this Article IX shall provide that all insurance proceeds in
---     ---         ----------
respect of any loss or occurrence with respect to the Leased Property shall be adjusted by Lessee, except that with respect to any loss with respect to the Leased Property, the insurance proceeds therefor shall be paid jointly to the Agent (or to Lessor if the Funded Amounts have been fully paid) and the Lessee for application in accordance with this Lease.

          (e) On the Closing Date, on the Completion Date and on each anniversary of the Closing Date, Lessee shall furnish Lessor with certificates showing the insurance required under this

Article VIII to be in effect and naming Lessor, the Agent and the Lenders as
------------
additional insureds.  Such certificates shall include a provision for thirty
(30) days' advance written notice by the insurer to Lessor and the Agent in the event of cancellation or expiration or nonpayment of premium with respect to such insurance.

          (f) Each policy of insurance maintained by Lessee pursuant to this
Article VIII shall (1) contain the waiver of any right of subrogation of the
------------
insurer against Lessor, the Agent and the Lenders, and (2) provide that in respect of the interests of Lessor, the Agent and the Lenders, such policies shall not be invalidated by any breach of warranty of Lessee or any other Person acting on behalf of Lessee.

          (g) All insurance policies carried in accordance with this Article
                                                                     -------
VIII shall be maintained with insurers rated at least A by A.M. Best & Company,
----
and in all cases the insurer shall be qualified to insure risks in the State where such Leased Property is located.

                                  ARTICLE IX.
                           ASSIGNMENT AND SUBLEASING
                           -------------------------

     Lessee may not assign any of its right, title or interest in, to or under this Lease, except (i) to a wholly owned Subsidiary of Lessee so long as Lessee has delivered to the Lessor and the Agent a reaffirmation of the Guaranty and
(ii) as set forth in the following sentence. Lessee may sublease all or any portion of the Leased Property, provided that (a) all obligations of Lessee
                                --------
shall continue in full effect as obligations of a principal and not of a guarantor or surety, as though no sublease had been made; (b) such sublease shall be expressly subject and subordinate to this Lease, the Loan Agreement and the other Operative Documents; and (c) each such sublease shall terminate on or before the Lease Termination Date.

     Except pursuant to an Operative Document, this Lease shall not be mortgaged or pledged by Lessee, nor shall Lessee mortgage or pledge any interest in the Leased Property or any portion thereof. Any such mortgage or pledge shall be void.

                                  ARTICLE X.
                   LOSS, DESTRUCTION, CONDEMNATION OR DAMAGE
                   -----------------------------------------

     Section 10.1 Event of Loss.  Any event (i) which would otherwise constitute
                  -------------
a Casualty during the Base Term, and (ii) which, in the good-faith judgment of Lessee, renders repair and restoration of the Leased Property impractical or uneconomical, and (iii) as to which Lessee, within sixty (60) days after the occurrence of such event, delivers to Lessor an Officer's Certificate notifying

Lessor of such event and of such judgment, shall constitute an "Event of Loss".
                                                                -------------
In the case of any other event which constitutes a Casualty, Lessee shall restore the Leased Property pursuant to Section 10.3. If an Event of Loss other
                                        ------------
than an Event of Taking shall occur, Lessee shall pay to Lessor on the next Payment Date following delivery of the Officer's Certificate pursuant to clause
                                                                         ------
(iii) above an amount equal to the Lease Balance.  Upon Lessor's receipt of such
-----
Lease Balance on such date, Lessor shall cause Lessor's interest in the Leased Property to be conveyed to Lessee in accordance with and subject to the provisions of Section 14.5 hereof; upon completion of such purchase, but not
              ------------
prior thereto, this Lease and all obligations hereunder shall terminate, except with respect to obligations and liabilities hereunder, actual or contingent, that have arisen or relate to events occurring on or prior to such date of purchase, or which are expressly stated herein to survive termination of this Lease.

     Upon the consummation of the purchase of the Leased Property pursuant to this Section 10.1, any proceeds derived from insurance required to be maintained
     ------------
by Lessee pursuant to this Lease for the Leased Property remaining after payment of such purchase price shall be paid over to, or retained by, Lessee or as it may direct, and Lessor shall assign to Lessee, without warranty, all of Lessor's rights to and interest in insurance required to be maintained by Lessee pursuant to this Lease.

     Section 10.2 Event of Taking.  Any event (i) which constitutes a
                  ---------------
Condemnation of all of, or substantially all of, the Leased Property, or (ii)
(A) which would otherwise constitute the Condemnation, (B) which, in the good-faith judgment of Lessee, renders restoration and rebuilding of the Leased Property impossible, impractical or uneconomical, and (C) as to which Lessee, within sixty (60) days after the occurrence of such event, delivers to Lessor an Officer's Certificate notifying Lessor of such event and of such judgment, shall constitute an "Event of Taking". In the case of any other event which
               ---------------
constitutes a Condemnation, Lessee shall restore and rebuild the Leased Property pursuant to Section 10.4. If an Event of Taking shall occur, Lessee shall pay
            ------------
to Lessor (1) on the next Payment Date occurring not less than ninety (90) days after the occurrence of such Event of Taking, in the case of an Event of Taking described in clause (i) above, or (2) on the next Payment Date occurring not
             ----------
less than ninety (90) days after delivery of the Officer's Certificate pursuant to clause (ii) above, in the case of an Event of Taking described in clause (ii)
   -----------                                                       -----------
above, an amount equal to the Lease Balance. Upon Lessor's receipt of such Lease Balance on such date, Lessor shall cause Lessor's interest in the Leased Property to be conveyed to Lessee in accordance with and subject to the provisions of Section 14.5 hereof (provided that such conveyance shall be
              ------------
subject to all rights of the condemning authority); upon completion of such purchase, but not prior thereto, this Lease and all obligations hereunder shall terminate, except with respect to obligations and liabilities hereunder, actual or contingent, that have arisen or relate to events occurring on or prior to such date of purchase, or which are expressly stated herein to survive termination of this Lease.

     Upon the consummation of the purchase of the Leased Property pursuant to this Section 10.2, all Awards received by Lessor, after deducting any reasonable
     ------------
costs incurred by Lessor in collecting such Awards, received or payable on account of an Event of Taking with respect to the Leased

Property during the related Lease Term shall be paid to Lessee, and all rights of Lessor in Awards not then received shall be assigned to Lessee by Lessor.

     Section 10.3 Casualty.  If a Casualty shall occur, Lessee shall rebuild and
                  --------
restore the Leased Property, will complete the same prior to the Lease Termination Date, and will cause the condition set forth in Section 3.4 (c) of
                                                            ---------------
the Master Agreement to be fulfilled with respect to such restoration and rebuilding prior to the Lease Termination Date, regardless of whether insurance proceeds received as a result of such Casualty are sufficient for such purpose, unless Lessee purchases the Leased Property in accordance with the terms of this Lease.

     Section 10.4 Condemnation.  If a Condemnation shall occur, Lessee shall
                  ------------
rebuild and restore the Leased Property, will complete the same prior to the Lease Termination Date, and will cause the condition set forth in Section
                                                                  -------
3.4(c) of the Master Agreement to be fulfilled with respect to such restoration
------
and rebuilding prior to the Lease Termination Date, unless Lessee purchases the Leased Property in accordance with the terms of this Lease.

     Section 10.5 Verification of Restoration and Rebuilding.  In the event of
                  ------------------------------------------
Casualty or Condemnation, to verify Lessee's compliance with the foregoing Sections 10.3 and 10.4, Lessor, the Agent, the Lenders and their respective
-------------     ----
authorized representatives may, upon five (5) Business Days' notice to Lessee, make inspections of the Leased Property with respect to (i) the extent of the Casualty or Condemnation and (ii) the restoration and rebuilding of the Building and the Land. All actual and reasonable out-of-pocket costs of such inspections incurred by Lessor, the Agent or any Lender will be paid by Lessee promptly after written request therefor. No such inspection shall unreasonably interfere with Lessee's operations or the operations of any other occupant of the Leased Property. None of the inspecting parties shall have any duty to make any such inspection or inquiry and none of the inspecting parties shall incur any liability or obligation by reason of making or not making any such inspection or inquiry.

     Section 10.6 Application of Payments.  All proceeds (except for payments
                  -----------------------
under insurance policies maintained other than pursuant to Article VIII of this
                                                           ------------
Lease) received at any time by Lessor, Lessee or the Agent from any Governmental Authority or other Person with respect to any Condemnation or Casualty to the Leased Property or any part thereof or with respect to an Event of Loss or an Event of Taking, plus the amount of any payment that would have been due from an insurer but for Lessee's self-insurance or deductibles ("Loss Proceeds"), shall
                                                         -------------
(except to the extent Section 10.9 applies) be applied as follows:
                      ------------

          (a) In the event Lessee purchases the Leased Property pursuant to
     Section 10.1 or Section 10.2, such Loss Proceeds shall be applied as set
     ------------    ------------
     forth in Section 10.1 or Section 10.2, as the case may be;
              ------------    ------------

          (b) In the event of a Casualty at such time when no Event of Default has occurred and is continuing and Lessee is obligated to repair and rebuild the Leased Property pursuant to Section 10.3, Lessee may, in good
                                             ------------
     faith and subsequent to the date of such Casualty, certify to Lessor and to the applicable insurer that no Event of Default has occurred and is continuing, in which event the applicable insurer shall pay the Loss Proceeds to Lessee, unless the estimated cost of restoration exceeds $10,000,000, in which case the Loss Proceeds shall be paid jointly to the Agent (or Lessor if the Loans have been paid in full) and the Lessee, and shall be promptly released to Lessee upon certification by Lessee to Lessor and the Agent that Lessee has incurred, or will incur within 30 days thereof, costs in the amount requested to be released for the repair and rebuilding of the Leased Property;

          (c) In the event of a Condemnation at such time when no Event of Default has occurred and is continuing and Lessee is obligated to repair and rebuild the Leased Property pursuant to Section 10.4, Lessor shall upon
                                                 ------------
     Lessee's request assign to Lessee Lessor's interest in any applicable Awards; and

          (d) As provided in Section 10.8, if such section is applicable.
                             ------------

     During any period of repair or rebuilding pursuant to this Article X, this
                                                                ---------
Lease will remain in full force and effect and Basic Rent shall continue to accrue and be payable without abatement or reduction. Lessee shall maintain records setting forth information relating to the receipt and application of payments in accordance with this Section 10.6. Such records shall be kept on
                                 ------------
file by Lessee at its offices and shall be made available to Lessor, the Lenders and the Agent upon reasonable request.

     Section 10.7 Prosecution of Awards.  (a)  If, during the continuance of any
                  ---------------------
Event of Default, any Condemnation shall occur, Lessee shall give to Lessor and the Agent promptly, but in any event within thirty (30) days after the occurrence thereof, written notice of such occurrence and the date thereof, generally describing the nature and extent of such Condemnation. With respect to any Event of Taking or any Condemnation, Lessee shall control the negotiations with the relevant Governmental Authority as to any proceeding in respect of which Awards are required, under Section 10.6, to be assigned or
                                            ------------
released to Lessee, unless an Event of Default shall have occurred and be continuing, in which case (1) the Agent (or Lessor if the Loans have been fully paid) shall control such negotiations; and (2) subject to Section 10.9, Lessee
                                                          ------------
hereby irrevocably assigns, transfers and sets over to Lessor all rights of Lessee to any Award made during the continuance of an Event of Default on account of any Event of Taking or any Condemnation and, if there will not be separate Awards to Lessor and Lessee on account of such Event of Taking or Condemnation, irrevocably authorizes and empowers the Agent (or Lessor if the Loans have been fully paid) during the continuance of an Event of Default, with full power of substitution, in the name of Lessee or otherwise (but without limiting the obligations of Lessee under this Article X), to file and prosecute
                                              ---------
what would otherwise be Lessee's claim for any such Award and to collect, receipt for and retain the same; provided, however, that in any event Lessor and
                                 --------  -------
the

Agent may participate in such negotiations, and no settlement will be made without the prior consent of the Agent (or Lessor if the Loans have been fully paid), not to be unreasonably withheld.

     (b) Notwithstanding the foregoing, Lessee may prosecute, and Lessor shall have no interest in, any claim with respect to Lessee's trade fixtures, personal property and equipment not financed by Lessor and Lessee's relocation expenses.

     Section 10.8 Application of Certain Payments Not Relating to an Event of
                  -----------------------------------------------------------
Taking.  In case of a requisition for temporary use of all or a portion of the
------
Leased Property which is not an Event of Taking, this Lease shall remain in full force and effect, without any abatement or reduction of Basic Rent, and the Awards for the Leased Property shall, unless an Event of Default has occurred and is continuing, be paid to Lessee.

     Section 10.9 Other Dispositions.  Notwithstanding the foregoing provisions
                  ------------------
of this Article X, so long as an Event of Default shall have occurred and be
        ---------
continuing, any amount that would otherwise be payable to or for the account of, or that would otherwise be retained by, Lessee pursuant to this Article X shall
                                                                ---------
be paid to the Agent (or Lessor if the Loans have been fully paid) as security for the obligations of Lessee under this Lease and, at such time thereafter as no Event of Default shall be continuing, such amount shall be paid promptly to Lessee to the extent not previously applied by Lessor or the Agent in accordance with the terms of this Lease or the other Operative Documents.

     Section 10.10 No Rent Abatement.  Rent shall not abate hereunder by reason
                   -----------------
of any Casualty, any Event of Loss, any Event of Taking or any Condemnation of the Leased Property, and Lessee shall continue to perform and fulfill all of Lessee's obligations, covenants and agreements hereunder notwithstanding such Casualty, Event of Loss, Event of Taking or Condemnation until the Lease Termination Date.


                                  ARTICLE XI.
                          INTEREST CONVEYED TO LESSEE
                          ---------------------------

     It is the intent of Lessee and Lessor that for federal, state and local tax purposes Lessee owns the Leased Property and will be entitled to all tax benefits ordinarily available to an owner of property similar to such Leased Property, and that Lessor will be treated as a lender making loans to Lessee. Lessor and Lessee intend that this Lease be treated, for accounting purposes, as an operating lease. For all other purposes, Lessee and Lessor intend that the transaction represented by this Lease be treated as a financing transaction; for such purposes, it is the intention of the parties hereto that this Lease be treated as a mortgage and deed of trust (and is referred to in this Article XI
                                                                    ----------
as "this deed of trust")under applicable Texas law and a security agreement, encumbering the Leased Property, granted by Lessee, for the benefit of Lessor, as security for the obligations of Lessee hereunder. To effect such intentions, and to cause this Lease to create the desired deed of trust lien in the Leased Property, the parties agree as follows:

     A.  Lessee (Lessee in such capacity being herein referred to as "Grantor"),
                                                                      -------
whose address is 300 Crescent Court, Suite 1200, Dallas, Texas 75201-7832 in consideration of the sum of $10.00 and other valuable consideration paid to Grantor, the receipt and sufficiency of which are hereby acknowledged by Grantor, has GRANTED, ASSIGNED, TRANSFERRED and CONVEYED, and does hereby GRANT, ASSIGN, TRANSFER and CONVEY the Leased Property (referred to in this Deed of Trust as the "Mortgaged Property"), whether now owned by Grantor or hereafter
              ------------------
acquired unto Rex A. Palmer ("Trustee"), whose address is 190 South LaSalle
                              -------
Street, Chicago, Illinois 60603, for the benefit of Lessor (Lessor in its capacity as secured creditor of Lessee and as the beneficiary of this deed of trust being herein referred to as the "Beneficiary").
                                       -----------

     B. TO HAVE AND TO HOLD the Mortgaged Property unto the Trustee, and also unto the Substitute Trustee, and the assigns of the Trustee or Substitute Trustee, and Grantor does hereby bind itself, its successors and assigns, to warrant and forever defend all and singular the Mortgaged Property unto the Trustee, and also unto the Substitute Trustee, and the assigns of the Trustee or Substitute Trustee, against every person or party whomsoever claiming or to claim the same, or any part thereof, subject, however, to the Permitted Liens by, through or under Grantor, but not otherwise.

     C. This conveyance is made in trust, however, to secure the payment and performance by Grantor of all of its obligations and duties (whether of a payment or performance nature, or both) as set out in this Lease and the other Operative Documents, including, but specifically without limitation or duplication, the obligation to make payments of the Funded Amounts, the Base Rent, and the Supplemental Rent provided for herein (collectively, the "Obligation").
 ----------

     D. To the extent that any of the Obligation represents funds utilized to satisfy any outstanding indebtedness or obligations secured by liens, rights or claims against the Mortgaged Property or any part thereof, Beneficiary shall be subrogated to any and all liens, rights, superior titles and equities owned or claimed by the holder of any such outstanding indebtedness or obligation so satisfied, however remote, regardless of whether said liens, rights, superior titles and equities are by the holder(s) thereof assigned to Beneficiary or released.

     E. Upon payment in full of the Obligation, this deed of trust shall become of no further force or effect and Beneficiary or other holder(s) of the Obligation shall, at Grantor's expense and upon Grantor's written request, execute in recordable form a release of this deed of trust.

     F. If an Event of Default occurs: (i) the Beneficiary may exercise any right, power or remedy permitted to it by law, and (ii) it shall thereupon, or at any time thereafter, be the duty of the Trustee or the Substitute Trustee, at the request of Beneficiary or the holder(s) of a majority of the Obligation, to enforce this deed of trust and to sell as an entirety or in parcels, by one sale or by several sales, held at one time or at different times as the Trustee acting may elect (all rights to a marshalling of Grantor's assets, including the Mortgaged Property, or to a sale in inverse order of alienation, being hereby expressly waived by Grantor), the Mortgaged Property at the door of the County Courthouse in the County in which the Mortgaged Property, or a part of the Mortgaged Property, to be sold is situated, each sale to be made on the first Tuesday of a calendar month between the hours of ten o'clock a.m. and four o'clock p.m. (which sale will begin not later than three hours after the earliest time at which such sale may occur as designated in the notice of sale hereinafter described) to the highest bidder for cash at public auction, after posting or causing to be posted written or printed notice of the time, place and terms of sale at the door of the Courthouse of said County or at such other location as may be designated for the posting thereof under then applicable law and procedure, for at least twenty-one (21) days successively next before the day of sale (such 21-day period commencing on the date of posting), and to execute and deliver to the purchaser(s) at such sale proper conveyance(s) of the property sold, with special warranty of title binding upon Grantor and the successors and assigns of Grantor, or the Beneficiary or other holder(s) of the Obligation may foreclose or cause to be foreclosed the lien of this deed of trust, in whole or in part, through judicial foreclosure or in any manner as may at any time be authorized under the statutes of the State of Texas. The notice of sale described above shall designate the earliest time (between ten o'clock a.m. and four o'clock p.m.) on which the sale may occur, and if the applicable commissioners court has not designated a portion of the courthouse at which such public sales are to be held, the notice shall designate the portion of the courthouse at which the sale will take place. In addition, the holder(s) of the Obligation shall at least twenty-one (21) days preceding the date of sale (such 21-day period commencing on the date of filing and mailing of the notice) (i) file a copy of such notice with the clerk of the county in which the Mortgaged Property is situated, and (ii) serve written notice of the proposed sale by certified mail on each debtor obligated to pay the Obligation according to the records of such holder(s). Service of such notice shall be completed upon deposit of the notice, enclosed in a postpaid wrapper, properly addressed to each debtor at such debtor's most recent address as shown by Beneficiary's records, in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service. No notice of such sale or sales other than that herein provided for need be given to Grantor or any other person or party. The Trustee acting shall apply the proceeds arising from each such sale, first, to pay all expenses of the sale, including the out-of-pocket expenses for the Trustee acting, second, to reimburse Beneficiary for any reasonable expenses incurred by Beneficiary in protecting, administering and operating the Mortgaged Property prior to the foreclosure sale, and third, to the payment of the Obligation. Grantor may apply the proceeds of each sale to the Obligation in such order and manner as set forth herein. Any surplus funds from any sale or sales hereunder shall be paid to Grantor, or as otherwise provided by law. Beneficiary or other holder(s) of the Obligation shall have the right to become the purchaser at any sale to the same extent as any other party, being the highest bidder, and in lieu of paying cash may credit the amount of the bid upon the Obligation held by Beneficiary or such other holder(s) up to the full amount of the Obligation then unpaid. Beneficiary shall not be liable for any damages in connection with actions taken by Beneficiary hereunder, except those occasioned by Beneficiary's gross negligence or willful misconduct.

     G. In any sale of the Mortgaged Property or any part thereof under any provision of this deed of trust or pursuant to any judgment or decree of court the purchaser at such sale shall take title to the Mortgaged Property or the part thereof so sold free and discharged of the estates of the Grantor therein, the purchaser being hereby discharged from all liability to see to the application of the purchase money. Any person, including the Beneficiary, may purchase at any sale.

     H. The Beneficiary shall have the right from time to time to sue for any sums required to be paid by the Grantor under the terms of this Lease and deed of trust as the same become due, without regard to whether the principal sum secured hereby or any other sums evidenced by this Lease and secured by this deed of trust shall be due and without prejudice to the right of the Beneficiary thereafter to bring any action or proceeding of foreclosure or any other action upon the occurrence of any Event of Default hereunder existing at the time such earlier action was commenced.

     I. No failure to exercise, nor any delay in exercising, any power or right hereunder by the Beneficiary shall operate as a waiver thereof, nor shall any single or partial exercise by the Beneficiary of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

     J. If such a sale is made because of an occurrence of an Event of Default relating to payment of any portion of the Obligation, it may be made subject to the unmatured part of the Obligation, but as to the unmatured part of the Obligation, this deed of trust shall remain in full force and effect just as though no sale had been made under the provisions of this Section. Several sales may be made hereunder without exhausting the power of foreclosure and the power to sell the Mortgaged Property, in whole or in part, for any other part of the Obligation whether then matured or subsequently maturing.

     K. Grantor represents and covenants that the Mortgaged Property forms no part of any property owned, used or claimed by Grantor as a business or residential homestead, and, to the extent it may lawfully do so, waives any and all rights of appraisement, marshaling, valuation, stay or extension law, sale and redemption under the laws of Texas now or hereafter in force.

     L. All rights and remedies of Beneficiary under this deed of trust, and any and all other instruments evidencing or securing the Obligation, are cumulative and concurrent and may be exercised singly, successively or concurrently.

     M. Except for gross negligence or willful misconduct, Trustee, and the Substitute Trustee, shall not be liable for any act or omission of judgment. Trustee, and the Substitute Trustee, may rely on any document believed by him in good faith to be genuine. All money received by Trustee, or the Substitute Trustee, shall, until used or applied as herein provided, be held in trust, but need not be segregated

(except to the extent required by law), and Trustee, or the Substitute Trustee, shall not be liable for interest thereon. Grantor hereby indemnifies Trustee and the Substitute Trustee against all liability and expenses that he may incur in the performance of his duties hereunder except for acts or omissions involving gross negligence or willful misconduct.

     N. In case of the resignation of the Trustee, or the inability (through death or otherwise), refusal or failure of the Trustee to act, or at the option of Beneficiary for any other reason (which reason need not be stated), a substitute trustee (herein, the "Substitute Trustee") may be named, constituted
                                 ------------------
and appointed by Beneficiary, without other formality than an appointment and designation in writing; which appointment and designation shall be full evidence of the right and authority to make the same and of all facts therein recited; and this conveyance shall vest in the Substitute Trustee the title, powers and duties herein conferred on the Trustee originally named herein, and the conveyance of the Substitute Trustee to the purchaser(s) at any sale shall be equally valid and effective. The right to appoint a Substitute Trustee shall exist as often and whenever from any of said causes, the Trustee, original or substitute, resigns, or cannot, will not or does not act, or Beneficiary desires for any reason whatsoever to appoint a Substitute Trustee. No bond shall ever be required of the Trustee, original or substitute. The recitals in any conveyance made by the Trustee, original or substitute, shall be accepted and construed in court and elsewhere as prima facie evidence and proof of the facts recited, and no other proof shall be required as to the request of Beneficiary to the Trustee to enforce this Deed of Trust, or as to the notice of or holding of the sale, or as to any particulars thereof, or as to the resignation of the Trustee, original or substitute, or as to the inability, refusal or failure of the Trustee, original or substitute, to act, or as to the election of Beneficiary to appoint a new Trustee, or as to appointment of a Substitute Trustee, and all prerequisites of said sale shall be presumed to have been performed; and each sale made under the powers herein granted shall be a perpetual bar against Grantor and the heirs, personal representatives, successors and assigns of Grantor.

     O. This deed of trust (a) shall be construed as a deed of trust on real property, and (b) shall also constitute and serve as a "Security Agreement" on personal property within the meaning of, and shall constitute until the grant of this deed of trust shall terminate as provided hereinabove, a first and prior security interest under the applicable Uniform Commercial Code (being Chapter 9 of the Texas Business and Commerce Code, as to property within the scope thereof and situated in the State of Texas) that may constitute a portion of the Mortgaged Property (herein, if any, the "UCC Collateral"). To this end, Grantor
                                         --------------
has GRANTED, BARGAINED, CONVEYED, ASSIGNED, TRANSFERRED and SET OVER, and by these presents does GRANT, BARGAIN, CONVEY, ASSIGN, TRANSFER and SET OVER, unto Trustee and Beneficiary, a first and prior security interest and all of Grantor's right, title and interest in, to, under and with respect to the UCC Collateral to secure the full and timely payment of and the full and timely performance and discharge of the Obligation.

     P. Grantor hereby agrees with Beneficiary to execute and deliver to Beneficiary, in form and substance reasonably satisfactory to Beneficiary, such financing statements and such further assurances as Beneficiary may, from time to time, reasonably consider necessary to create, perfect and preserve Beneficiary's security interest herein granted, and Beneficiary may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest.

     Q. Beneficiary and/or Trustee shall have all the rights, remedies and recourses with respect to the UCC Collateral afforded to it by the aforesaid Uniform Commercial Code (being Chapter 9 of the Texas Business and Commerce Code, as to property within the scope thereof and situated in the State of Texas) in addition to, and not in limitation of, the other rights, remedies and recourses afforded by this Lease and deed of trust.

     R. The granting to Grantor or to any other person or party of any extension(s) of time for the payment of the Obligation or the performance of any covenant or agreement contained herein, or the taking of other or additional security for the payment of the Obligation, or any part thereof, or the releasing of any part of the security for the Obligation, shall not release Grantor or any other person or party obligated for the payment of the Obligation, or release or impair this deed of trust or any other security held in connection with the Obligation, except to the extent Beneficiary releases a person, party or property in writing. Moreover, the taking of additional security, or the renewal, extension, modification or rearrangement of the Obligation or any part thereof, shall at no time release or impair the liens and rights granted hereby; and this deed of trust, as well as any instrument given to secure any renewal, extension, modification or rearrangement of the Obligation, or any part thereof, shall be and remain a first and prior lien subject only to the encumbrances set forth herein, on all of the Mortgaged Property not released, until the Obligation is completely paid.

     S. If any provision in this deed of trust is invalid or unenforceable in whole or in part, this instrument shall in all other respects remain in full force and effect.

     T. All of the provisions hereof shall apply to and be binding upon Grantor and its successors and assigns, and shall apply to and inure to the benefit of Beneficiary and its successors and assigns, including all future holders of the Obligation.

     U. THIS ARTICLE XI SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

                                  ARTICLE XII.
                               EVENTS OF DEFAULT
                               -----------------

     The following events shall constitute Events of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority):

     (a) Lessee shall fail to make any payment of Rent when due, and such failure shall continue for three (3) or more days after written notice thereof to Lessee from Lessor or the Agent;

     (b) Lessee shall fail to make any payment of any other amount payable hereunder or under any of the other Operative Documents (other than Rent and other than as set forth in clause (c)), and such failure shall continue for a
                           ----------
period of five or more Business Days after written notice thereof to Lessee from Lessor or the Agent;

     (c) Lessee shall fail to pay the Funded Amount or Lease Balance when due pursuant to Section 10.1, 10.2, 14.1 or 14.2, or Lessee shall fail to pay the
            ------------  ----  ----    ----
Recourse Deficiency Amount when required pursuant to Article XIV or any
                                                     -----------
Construction Agency Event of Default shall occur;

     (d) Lessee shall fail to maintain insurance as required by Article VIII
                                                                ------------
hereof, and such failure shall continue until the earlier of (i) 15 days after written notice thereof from Lessor and (ii) the day immediately preceding the date on which any applicable insurance coverage would otherwise lapse or terminate;

     (e) if any of the Commerce Companies shall fail to pay when due and payable, or within any applicable period of grace, any obligations for borrowed money or in respect of capitalized leases or in respect of synthetic leases referred to in clause (c) of the definition of "Indebtedness", which obligations exceed $5,000,000 in the aggregate, or fail to observe or perform in any material respect any term, covenant or agreement contained in any material agreement by which it is bound, evidencing or securing obligations for borrowed money or in respect of capitalized leases or in respect of capitalized leases or in respect of synthetic leases referred to in clause (c) of the definition of "Indebtedness", which obligations exceed $5,000,000 in the aggregate, for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

     (f) Lessee, any Commerce Subsidiary or any Material Foreign Subsidiary shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of itself or of its property, (ii) be unable, or admit in writing inability, to pay its debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent, (v) file a voluntary petition in bankruptcy, or a petition or answer seeking reorganization or an arrangement with creditors to take advantage of any insolvency law or an answer admitting the material allegations of a bankruptcy, reorganization or insolvency petition filed against it, (vi) take corporate action for the purpose of effecting any of the foregoing, or (vii) have an order for relief entered against it in any proceeding under any bankruptcy law;

     (g) An order, judgment or decree shall be entered, without the application, approval or consent of Lessee, any Commerce Subsidiary or any Material Foreign Subsidiary, by any court of competent jurisdiction, approving a petition seeking reorganization of such entity or appointing a receiver, trustee or liquidator of such entity or of all or a substantial part of its assets;

     (h) any representation or warranty by Lessee in any Operative Document or in any certificate or document delivered to Lessor, the Agent or any Lender pursuant to any Operative Document shall have been incorrect in any material respect when made;

     (i) Lessee shall repudiate or terminate the Guaranty, or the Guaranty shall at any time cease to be in full force and effect or cease to be the legal, valid and binding obligation of Lessee;

     (j) Lessee shall fail in any material respect to timely, perform or observe any covenant, condition or agreement (not included in clause (a), (b), (c), (d),
                                                      ----------  ---  ---  ---
(e), (f), (g), (h) or (i) of this Article XII) to be performed or observed by it
---  ---  ---  ---    ---         -----------
hereunder or under any other Operative Document and such failure shall continue for a period of 30 days after Lessee's receipt of written notice thereof from Lessor, the Agent or any Lender;

     (k) if there shall remain in force, undischarged, unsatisfied and unstayed for more than thirty (30) days, whether or not consecutive, any final judgment against any of the Commerce Companies which, alone or with any outstanding final judgments undischarged against the Commerce Companies equal or exceeds in the aggregate an amount which could reasonably be expected to have a Material Adverse Effect;

     (l) any of the Lessee or the Commerce Subsidiaries shall fail to comply with the covenant contained in Section 5.10 of the Master Agreement for one (1) Business Day (in the case of Lessee) on for two (2) Business Days (in the case of any of the Commerce Subsidiaries), after written notice of such failure has been given to Lessee by the Agent or Lessor;

     (m) with respect to any Guaranteed Pension Plan, an ERISA Reportable Event shall have occurred (or in the event that a Subsidiary shall have been acquired with an Employee Benefit Plan subject to an "accumulated funding deficiency" and such "accumulated funding deficiency" shall not have been cured within any grace period specified therefore in Section 5.26(b) of the Master Agreement and the Lessor or the Agent shall have determined in its reasonable discretion that such event reasonably could be expected to result in liability of Lessee or any ERISA Affiliate to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding the amount provided in Section 5.26(b)(i) or (ii) of the Master Agreement, as applicable, and such event in the circumstances occurring reasonably could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan; or a trustee shall have been appointed by the United States District Court to administer such Guaranteed Pension Plan; or the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan;

     (n) if any of the Operative Documents to which Lessee or any of the Commerce Subsidiaries is a party shall be canceled, terminated, revoked or rescinded by the Lessee or such Commerce Subsidiary otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Lenders and Lessor or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Operative Documents shall be commenced by or on behalf of any of the Lessee or the Commerce Subsidiaries party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Operative Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

     (o) (i) any of the Lessee or the Commerce Subsidiaries shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of its business and such order shall continue in effect for more than thirty (30) days and such inability to conduct its business shall have a material adverse effect on the business or financial condition of the Lessee and the Commerce Subsidiaries taken as a whole, or (ii) there shall occur any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy or other casualty, which, in any such case, causes, for more than fifteen (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of any of Lessee or the Commerce Subsidiaries and which has a Material Adverse Effect;

     (p) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by any of the Lessee or the Commerce Subsidiaries if such loss, suspension, revocation or failure to renew would have a Material Adverse Effect;

     (q) any of the Lessee or the Commerce Subsidiaries shall be indicted for a state or federal crime, or any civil or criminal action shall otherwise have been brought or threatened in writing with the basis for such threatened action specified therein against any of the Lessee or the Commerce Subsidiaries, a punishment for which in any such case could include the forfeiture of any assets of the Lessee or such Commerce Subsidiary having a fair market value in excess of an amount which could reasonably be expected to have a Material Adverse Effect;

     (r) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 20% or more of the outstanding shares of common stock of Lessee; or, during any period of twelve consecutive calendar months, individuals who were directors of Lessee on the first day of such period shall cease to constitute a majority of the board of directors of the Lessee; or Lessee or one of the Commerce Subsidiaries shall, except as a result of dispositions permitted by Section 5.24 of the Master Agreement, cease to own 100% of the capital stock of each of the Commerce Subsidiaries; or

     (s) (i) Lessee or any of its Subsidiaries is obligated to repurchase Commerce Accounts Receivable arising under the Commerce Accounts Receivable Agreement with Sanwa Business Credit Corporation in an aggregate amount equal to or greater than fifty percent (50%) of the amount of Commerce Accounts Receivable outstanding under such agreement at any time, or (ii) a Total Repurchase Event with respect to Commerce Accounts Receivable other than those specified in clause (i) hereof in an aggregate amount equal to or greater than
             ----------
$5,000,000 shall have occurred under one or more of the Commerce Accounts Receivable Agreements.

                                 ARTICLE XIII.
                                  ENFORCEMENT
                                  -----------

     Section 13.1 Remedies.  Upon the occurrence and during the continuance of
                  --------
any Event of Default, Lessor may do one or more of the following as Lessor in its sole discretion shall determine, without limiting any other right or remedy Lessor may have on account of such Event of Default (including, without limitation, the obligation of Lessee to purchase the Leased Property as set forth in Section 14.3):
         ------------

     (a) Lessor may, by notice to Lessee, rescind or terminate this Lease as of the date specified in such notice; however, (A) no reletting, reentry or taking of possession of the Leased Property by Lessor will be construed as an election on Lessor's part to terminate this Lease unless a written notice of such intention is given to Lessee, (B) notwithstanding any reletting, reentry or taking of possession, Lessor may at any time thereafter elect to terminate this Lease for a continuing Event of Default, and (C) no act or thing done by Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of the Leased Property shall be valid unless the same be made in writing and executed by Lessor;

     (b) Lessor may (i) demand that Lessee, and Lessee shall upon the written demand of Lessor, return the Leased Property promptly to Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Articles VI and XIV hereof as if the Leased Property were being
               -----------     ---
returned at the end of the Lease Term, and Lessor shall not be liable for the reimbursement of Lessee for any costs and expenses incurred by Lessee in connection therewith and (ii) without prejudice to any other remedy which Lessor may have for possession of the Leased Property, and to the extent and in the manner permitted by Applicable Law, enter upon the Leased Property and take immediate possession of (to the exclusion of Lessee) the Leased Property or any part thereof and expel or remove Lessee and any other person who may be occupying the Leased Property, by summary proceedings or otherwise, all without liability to Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to Lessor's other damages, Lessee shall be responsible for the actual and reasonable costs and expenses of reletting, including brokers' fees and the reasonable costs of any alterations or repairs made by Lessor;

     (c) Lessor may (i) sell all or any part of the Leased Property at public or private sale, as Lessor may determine, free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or any proceeds with respect thereto (except to the extent required by clause (ii) below if Lessor shall elect to exercise its rights thereunder) in
-----------
which event Lessee's obligation to pay Basic Rent hereunder for periods commencing after the date of such sale shall be terminated or proportionately reduced, as the case may be; and (ii) if Lessor shall so elect, demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (the parties agreeing that Lessor's actual damages would be difficult to predict, but the aforementioned liquidated damages represent a reasonable approximation of such amount) (in lieu of Basic Rent due for periods commencing on or after the Payment Date coinciding with such date of sale (or, if the sale date is not a Payment Date, the Payment Date next preceding the date of such sale)), an amount equal to (a) the excess, if any, of (1) the sum of (A) all Rent due and unpaid to and including such Payment Date and (B) the Funded Amounts, computed as of such date, over (2) the net proceeds of such sale (that is, after deducting all costs and expenses incurred by Lessor, the Agent or any Lender incident to such conveyance (including, without limitation, all costs, expenses, fees, premiums and taxes described in Section 14.5(b))); plus (b) interest at the Overdue Rate
                       ----------------   ----
on the foregoing amount from such Payment Date until the date of payment;

     (d) Lessor may, at its option, not terminate this Lease, and continue to collect all Basic Rent, Supplemental Rent, and all other amounts (including, without limitation, the Funded Amount) due Lessor (together with all costs of collection) and enforce Lessee's obligations under this Lease as and when the same become due, or are to be performed, and at the option of Lessor, upon any abandonment of the Leased Property by Lessee or re-entry of same by Lessor, Lessor may, in its sole and absolute discretion, elect not to terminate this Lease with respect thereto and may make such reasonable alterations and necessary repairs in order to relet the Leased Property, and relet the Leased Property or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Lessor in its reasonable discretion may deem advisable; and upon each such reletting all rentals actually received by Lessor from such reletting shall be applied to Lessee's obligations hereunder in such order, proportion and priority as Lessor may elect in Lessor's sole and absolute discretion; it being agreed that under no circumstances shall Lessee benefit from its default from any increase in market rents. If such rentals received from such reletting during any Rent Period are less than the Rent to be paid during that Rent Period by Lessee hereunder, Lessee shall pay any deficiency, as calculated by Lessor, to Lessor on the Payment Date for such Rent Period;

     (e) If the Leased Property has not been sold, Lessor may, whether or not Lessor shall have exercised or shall thereafter at any time exercise any of its rights under paragraph (b), (c) or (d) of this Article XIII with respect to the
             -------------  ---    ---         ------------
Leased Property, demand, by written notice to Lessee specifying a date (the "Final Rent Payment Date") not earlier than 30 days after the date of such
 -----------------------
notice, that Lessee purchase, on the Final Rent Payment Date, the Leased Property in accordance with the provisions of Sections 14.2, 14.4 and 14.5;
                                              -------------  ----     ----
provided, however, that (1) such purchase shall occur on the date set forth in
--------  -------
such notice, notwithstanding the provision in Section 14.2 calling for such
                                              ------------
purchase to occur on the Lease Termination Date; and (2) Lessor's obligations under Section 14.5(a) shall be limited to delivery of a special warranty deed
      ---------------
and quit claim bill of sale of the Leased Property, without recourse or warranty, but free and clear of Lessor Liens and the Liens of the Operative Documents;

     (f) Lessor may exercise any other right or remedy that may be available to it under Applicable Law, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any Rent Period(s), and such suits shall not in any manner prejudice Lessor's right to collect any such damages for any subsequent Rent Period(s), or Lessor may defer any such suit until after the expiration of the Lease Term, in which event such suit shall be deemed not to have accrued until the expiration of the Lease Term; or

     (g) Lessor may retain and apply against Lessor's damages all sums which Lessor would, absent such Event of Default, be required to pay to, or turn over to, Lessee pursuant to the terms of this Lease.

     Section 13.2 Remedies Cumulative; No Waiver; Consents. To the extent
                  ----------------------------------------
permitted by, and subject to the mandatory requirements of, Applicable Law, each and every right, power and remedy herein specifically given to Lessor or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Lessor, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any right, power or remedy. Notwithstanding the foregoing, so long as Lessee purchases the Leased Property in accordance with Sections 14.2,
                                                                -------------
14.4 and 14.5 (including the payment of the Lease Balance in cash)
----     ----
prior to the sale of the Leased Property to another Person, Lessor shall not have the right to exercise any other remedy set forth in Section 13.1. No delay
                                                         ------------
or omission by Lessor in the exercise of any right, power or remedy or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of Lessee or to be an acquiescence therein. Lessor's consent to any request made by Lessee shall not be deemed to constitute or preclude the necessity for obtaining Lessor's consent, in the future, to all similar requests. No express or implied waiver by Lessor of any Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Potential Event of Default or Event of Default. To the extent permitted by Applicable Law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise that may require Lessor to sell, lease or otherwise use the Leased Property or part thereof in mitigation of Lessor's damages upon the occurrence of an Event of Default or that may otherwise limit or modify any of Lessor's rights or remedies under this
Article XIII.
------------

                                  ARTICLE XIV.
              SALE, RETURN OR PURCHASE OF LEASED PROPERTY; RENEWAL
              ----------------------------------------------------

     Section 14.1 Lessee's Option to Purchase.  Subject to the terms, conditions
                  ---------------------------
and provisions set forth in this Article XIV, Lessee shall have the option (the
                                 -----------
"Purchase Option"), to be exercised as set forth below, to purchase from Lessor,
 ---------------
Lessor's interest in the Leased Property. Such option must be exercised by written notice to Lessor not later than 270 days prior to the Lease Termination Date which notice shall be irrevocable; such notice shall specify the date that such purchase shall take place, which date shall be a date occurring not less than thirty (30) days after such notice or the Lease Termination Date (whichever is earlier). If the Purchase Option is exercised pursuant to the foregoing, then, subject to the provisions set forth in this Article XIV, on the applicable
                                                  -----------
purchase date or the Lease Termination Date, as the case may be, Lessor shall convey to Lessee, or a transferee designated by Lessee in a written notice given to Lessor not less than ten (10) Business Days prior to the purchase date or Lease Termination Date, as the case may be, by special warranty deed (which shall include a warranty to the absence of Lessor Liens, but shall exclude any warranty with respect to Liens created by Lessee as Lessor's agent) and Lessee, or such transferee, shall purchase from Lessor, Lessor's interest in the Leased Property.

     Section 14.2 Conveyance to Lessee.  Unless (a) Lessee shall have properly
                  --------------------
exercised the Purchase Option and purchased the Leased Property pursuant to
Section 14.1 hereof, or (b) Lessee shall have properly exercised the Remarketing
------------
Option or the Surrender Option and shall have fulfilled all of the conditions of
Section 14.6 hereof, then, subject to the terms, conditions and provisions set
------------
forth in this Article XIV, Lessee shall purchase from Lessor, and Lessor shall
              -----------
convey to Lessee, on the Lease Termination Date all of Lessor's interest in the Leased Property. Lessee may designate, in a notice given to Lessor not less than ten (10) Business Days prior to the closing of such purchase (time being of the essence), the transferee to whom the conveyance shall be made (if other than to Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; provided, however, that such designation of a
                                  --------  -------
transferee shall not cause Lessee to be released, fully or partially, from any of its obligations under this Lease.

     Section 14.3 Acceleration of Purchase Obligation.  Lessee shall be
                  -----------------------------------
obligated to purchase Lessor's interest in the Leased Property immediately, automatically and without notice upon the occurrence of any Event of Default specified in clause (g) of Article XII, for the purchase price set forth in
             ----------    -----------
Section 14.4.  Upon the occurrence and during the continuance of any other Event
------------
of Default, Lessee shall be obligated to purchase Lessor's interest in the Leased Property for the purchase price set forth in Section 14.4 upon notice of
                                                    ------------
such obligation from Lessor.

     Section 14.4 Determination of Purchase Price.  Upon the purchase by Lessee
                  -------------------------------
of Lessor's interest in the Leased Property upon the exercise of the Purchase Option or pursuant to Section 14.2 or 14.3, the purchase price for the Leased
                      ------------    ----
Property shall be an amount equal to the Lease Balance as of the closing date for such purchase, plus any amount due pursuant to Section 7.5(b) of the Master
                   ----
Agreement as a result of such purchase.

     Section 14.5 Purchase Procedure.  (a)  If Lessee shall purchase Lessor's
                  ------------------
interest in the Leased Property pursuant to any provision of this Lease, (i) Lessee shall accept from Lessor and Lessor shall convey the Leased Property by a duly executed and acknowledged special warranty deed and quit claim bill of sale of the Leased Property in recordable form, (ii) upon the date fixed for any purchase of Lessor's interest in the Leased Property hereunder, Lessee shall pay to the order of the Agent (or Lessor if the Loans have been paid in full) the Lease Balance, plus any amount due pursuant to Section 7.5(b) of the Master
               ----
Agreement as a result of such purchase by wire transfer of immediately available funds, and (iii) Lessor will execute and deliver to Lessee such other documents, including releases, termination agreements and termination statements, as may be legally required or as may be reasonably requested by Lessee in order to effect such conveyance, free and clear of Lessor Liens and the Liens of the Operative Documents.

     (b) Lessee shall, at Lessee's sole cost and expense, obtain all required governmental and regulatory approval and consents and shall make such filings as required by Applicable Law; in the event that Lessor is required by Applicable Law to take any action in connection with such purchase and sale, Lessee shall pay all costs incurred by Lessor in connection therewith. In addition, all charges incident to such conveyance, including, without limitation, Lessee's attorneys' fees, Lessor's attorneys' fees reasonably and actually incurred, commissions, Lessee's and Lessor's escrow fees, recording fees, title insurance premiums and all applicable documentary transfer or other transfer taxes and other taxes required to be paid in order to record the transfer documents that might be imposed by reason of such conveyance and the delivery of such deed shall be borne entirely and paid by Lessee.

     (c) Upon expiration or termination of this Lease resulting in conveyance of Lessor's interest in the title to the Leased Property to Lessee, there shall be no apportionment of rents (including, without limitation, water rents and sewer rents), taxes, insurance, utility charges or other charges payable with respect to the Leased Property, all of such rents, taxes, insurance, utility or other charges due and payable with respect to the Leased Property prior to termination being payable by Lessee hereunder and all due after such time being payable by Lessee as the then owner of the Leased Property.

     Section 14.6 Option to Remarket; Surrender Option.  Subject to the
                  ------------------------------------
fulfillment of each of the conditions set forth in this Section 14.6, Lessee
                                                        ------------
shall have the option to either (i) market the Leased Property for Lessor (the "Remarketing Option") or (ii) surrender the Leased Property to Lessor (the
 ------------------
"Surrender Option").
 ----------------

     Lessee's effective exercise and consummation of the Remarketing Option or the Surrender Option, as the case may be, shall be subject to the due and timely fulfillment of each of the following provisions, the failure of any of which shall render the Remarketing Option or the Surrender Option, as the case may be, and Lessee's exercise thereof null and void, in which event, Lessee shall be obligated to perform its obligations under Section 14.2.
                                           ------------

          (a) Not later than 270 days prior to the Lease Termination Date, Lessee shall give to Lessor and the Agent written notice of Lessee's exercise of the Remarketing Option or the Surrender Option, as the case may be, which exercise shall be irrevocable and shall state whether Lessee has exercised the Remarketing Option or the Surrender Option.

          (b) Not later than ten (10) Business Days prior to the Lease Termination Date, Lessee shall deliver to Lessor and the Agent an environmental assessment of the Leased Property dated not later than forty-five (45) days prior to the Lease Termination Date. Such environmental assessment shall be prepared by an environmental consultant approved by the Required Funding Parties in their reasonable discretion, shall be in form, detail and substance reasonably satisfactory to the Required Funding Parties, and shall otherwise indicate the environmental condition of the Leased Property to be the same as described in the Environmental Audit.

          (c) On the date of Lessee's notice to Lessor and the Agent of Lessee's exercise of the Remarketing Option or the Surrender Option, as the case may be, each of the Construction Conditions shall have been timely satisfied and no Event of Default or Potential Event of Default shall exist, and thereafter, no Event of Default or Potential Event of Default shall exist under this Lease.

          (d) Lessee shall have completed all Alterations, restoration and rebuilding of the Leased Property pursuant to Sections 6.1, 6.2, 10.3 and
                                                   ------------  ---  ----
     10.4 (as the case may be) and shall
     ----
     have fulfilled all of the conditions and requirements in connection therewith pursuant to said Sections, in each case by the date on which
                                --------
     Lessor and the Agent receive Lessee's notice of Lessee's exercise of the Remarketing Option or the Surrender Option, as the case may be (time being of the essence), regardless of whether the same shall be within Lessee's control.

          (e) Lessee shall promptly provide any maintenance records relating to the Leased Property to Lessor, the Agent and any potential purchaser upon request, and shall otherwise do all things necessary to deliver possession of the Leased Property to the purchaser. Lessee shall allow Lessor, the Agent and any potential purchaser access to the Leased Property for the purpose of inspecting the same during regular business hours (or as otherwise agreed by Lessee).

          (f) On the Lease Termination Date, Lessee shall surrender the Leased Property in accordance with Section 14.8 hereof.
                            ------------

          (g) In connection with any such sale of the Leased Property, Lessee will provide to the purchaser all customary "seller's" indemnities, representations and warranties regarding title, absence of Liens (except Lessor Liens and the Liens of the Operative Documents) and the condition of the Leased Property, including, without limitation, an environmental indemnity. Lessee shall fulfill all of the requirements set forth in clause
                                                                          ------
     (b) of Section 14.5, and such requirements are incorporated herein by
     ---    ------------
     reference. As to Lessor, any such sale shall be made on an "as is, with all faults" basis by special warranty deed by Lessor, which shall include a warranty as to the absence of Lessor Liens and the Liens of the Operative Documents, but shall exclude any warranty with respect to Liens created by Lessee as Lessor's agent.

          (h) In connection with any such sale of Leased Property, Lessee shall pay directly, and not from the sale proceeds, all prorations, credits, costs and expenses of the sale of the Leased Property, whether incurred by Lessor, any Lender, the Agent or Lessee, including without limitation, the cost of all title insurance, surveys, environmental reports, appraisals, transfer taxes, Lessor's and the Agent's attorneys' fees, Lessee's attorneys' fees, commissions, escrow fees, recording fees, and all applicable documentary and other transfer taxes.

          (i) In addition to the gross proceeds of the sale of the Leased Property (but subject to the penultimate sentence of this Section 14.6),
                                                               ------------
     Lessee shall pay to the Agent on the Lease Termination Date (or to such other Person as Agent shall notify Lessee in writing, or in the case of Supplemental Rent, to the Person entitled thereto) an amount equal to the Recourse Deficiency Amount, plus all Basic Rent and Supplemental Rent, and
                                 ----
     all other amounts hereunder which have accrued prior to or as of such date, in the type of funds specified in Section 3.3 hereof.
                                       -----------

If Lessee has exercised the Remarketing Option, the following additional provisions shall apply: During the period commencing on the date of Lessee's notice pursuant to Section 14.6(a), Lessee shall, as nonexclusive agent for
                   ---------------
Lessor, use commercially reasonable efforts to sell Lessor's interest in the Leased Property and will attempt to obtain the highest purchase price therefor. All such marketing of the Leased Property shall be at Lessee's sole expense. Lessee shall submit all bids to Lessor and the Agent and Lessor and the Agent will have the right to review the same and the right to submit any one or more bids. All bids shall be on an all-cash basis. In no event shall such bidder be Lessee or any Subsidiary or Affiliate of Lessee. The written offer must specify the Lease Termination Date as the closing date. If, and only if, the selling price (net of closing costs and prorations, as reasonably estimated by the Agent) is less than the difference between the Lease Balance at such time minus the Recourse Deficiency Amount, then the Agent (as directed by the Required Lenders) may, in its sole and absolute discretion, by notice to Lessee, reject such offer to purchase, in which event the parties will proceed according to the provisions of Section 14.7 [Rejection of Sale] hereof. If the Agent does not
              ------------
reject such purchase offer as provided above, the closing of such purchase of the Leased Property by such purchaser shall occur on the Lease Termination Date, contemporaneously with Lessee's surrender of the Leased Property in accordance with Section 14.8 hereof, and the gross proceeds of the sale (i.e., without
     ------------
deduction for any marketing, closing or other costs, prorations or commissions) shall be paid directly to the Agent (or Lessor if the Loans have been fully paid); provided, however, that if the sum of the gross proceeds from such sale
       --------  -------
plus the Recourse Deficiency Amount paid by Lessee on the Lease Termination Date pursuant to Section 14.6(i), minus any and all costs and expenses (including
            ---------------
broker fees, appraisal costs, legal fees and transfer taxes) incurred by the Agent or Lessor in connection with the marketing of the Leased Property or the sale thereof exceeds the Lease Balance as of such date, then the excess shall be paid to Lessee on the Lease Termination Date. Lessee shall have no right, power or authority to bind Lessor in connection with any proposed sale of the Leased Property.

     Section 14.7 Rejection of Sale.  Notwithstanding anything contained herein
                  -----------------
to the contrary, if Lessor or the Agent rejects the purchase offer for the Leased Property as provided in Section 14.6, then (a) Lessee shall pay to the
                               ------------
Agent the Recourse Deficiency Amount pursuant to Section 14.6(i), (b) Lessor
                                                 ---------------
shall retain title to the Leased Property, and (c) in addition to Lessee's other obligations hereunder, Lessee will reimburse Lessor and the Agent, within ten
(10) Business Days after written request, for all reasonable costs and expenses incurred by Lessor or Agent during the period ending on the first anniversary of the Lease Termination Date in connection with the marketing, sale, closing or transfer of the Leased Property, which obligation shall survive the Lease Termination Date and the termination or expiration of this Lease.

     Section 14.8 Return of Leased Property.  If Lessor retains title to the
                  -------------------------
Leased Property pursuant to Section 14.7 hereof or Lessee has properly exercised
                            ------------
the Surrender Option, then Lessee shall, on the Lease Termination Date, and at its own expense, return possession of the Leased Property to Lessor for retention by Lessor or, if Lessee properly exercises the Remarketing Option and fulfills all of the conditions of Section 14.6 hereof and neither Lessor nor the Agent
                     ------------
rejects such purchase offer pursuant to Section 14.6, then Lessee shall, on such
                                        ------------
Lease Termination Date, and at its own cost, transfer possession of the Leased Property to the independent purchaser thereof, in each case by surrendering the same into the possession of Lessor or such purchaser, as the case may be, free and clear of all Liens other than Lessor Liens and the Liens of the Operative Documents, in as good condition as it was on the Completion Date (as modified by Alterations permitted by this Lease), ordinary wear and tear excepted, and in compliance in all material respects with Applicable Law. Lessee shall, on and within a reasonable time before and after the Lease Termination Date, cooperate with Lessor and the independent purchaser of the Leased Property in order to facilitate the ownership and operation by such purchaser of the Leased Property after the Lease Termination Date, which cooperation shall include the following, all of which Lessee shall do on or before the Lease Termination Date or as soon thereafter as is reasonably practicable: providing all books and records regarding the maintenance and ownership of the Leased Property and all know-how, data and technical information relating thereto, providing a copy of the Plans and Specifications, granting or assigning all licenses (to the extent assignable) necessary for the operation and maintenance of the Leased Property, and cooperating in seeking and obtaining all necessary Governmental Action. Lessee shall have also paid the cost of all Alterations commenced prior to the Lease Termination Date. The obligations of Lessee under this Article XIV shall
                                                             -----------
survive the expiration or termination of this Lease.

     Section 14.9 Renewal.  Lessee may, by the written notice to Lessor and the
                  -------
Agent given on or prior to the Completion Date request an extension of the Lease Term such that the Lease Term shall expire on the fifth anniversary of the Completion Date; such extension, if granted, shall be on the same terms and conditions as this Lease. Subject to the conditions set forth herein, Lessee may, by written notice to Lessor and the Agent given not later than 270 days and not earlier than sixteen months, prior to the Lease Termination Date then in effect, request an extension of this Lease, for up to five years commencing on the date following the Lease Termination Date then in effect, provided that in
                                                              --------
no event shall the Lease Term exceed fifteen (15) years. No later than the date that is 45 days after the date any request to renew has been delivered to each of Lessor and the Agent, the Agent will notify Lessee whether or not Lessor and the Lenders consent to such renewal request (which consent, in the case of Lessor and the Lenders, may be granted or denied in their sole discretion, and may be conditioned on such conditions precedent as may be specified by Lessor and the Lenders). If the Agent fails to respond within such time frame, such failure shall be deemed to be a rejection of such request. If the Agent notifies Lessee of Lessor's and the Lenders' consent to such renewal, such renewal shall be effective.


                                   ARTICLE XV.
                               LESSEE'S EQUIPMENT
                               ------------------

     After any repossession of the Leased Property (whether or not this Lease has been terminated), as a result of the exercise of the Surrender Option or otherwise, Lessee, at its expense and so long as such removal of such Alteration shall not result in a violation of Applicable Law, shall, within a reasonable time after such repossession or within sixty
(60) days after Lessee's receipt of Lessor's written request (whichever shall first occur), remove all of Lessee's trade fixtures, personal property and equipment from the Leased Property (to the extent that the same can be readily removed from the Leased Property without causing material damage to the Leased Property); provided, however, that Lessee shall not remove any such trade
           --------  -------
fixtures, personal property or equipment that have been financed by Lessor under the Operative Documents or otherwise constituting Leased Property (or that constitutes a replacement of such property). Any of Lessee's trade fixtures, personal property and equipment not so removed by Lessee within such period shall be considered abandoned by Lessee, and title thereto shall without further act vest in Lessor, and may be appropriated, sold, destroyed or otherwise disposed of by Lessor without notice to Lessee and without obligation to account therefor and Lessee will pay Lessor, upon written demand, all reasonable costs and expenses incurred by Lessor in removing, storing or disposing of the same and all reasonable costs and expenses incurred by Lessor to repair any damage to the Leased Property caused by such removal. Lessee will immediately repair at its expense all damage to the Leased Property caused by any such removal (unless such removal is effected by Lessor, in which event Lessee shall pay all reasonable costs and expenses incurred by Lessor for such repairs). Lessor shall have no liability in exercising Lessor's rights under this Article XV except as
                                                           ----------
set forth in clause (ii) of the first sentence hereof, nor shall Lessor be
             -----------
responsible for any loss of or damage to Lessee's personal property and equipment.

                                  ARTICLE XVI.
                           RIGHT TO PERFORM FOR LESSEE
                           ---------------------------

     If Lessee shall fail to perform or comply with any of its agreements contained herein, Lessor may perform or comply with such agreement, and Lessor shall not thereby be deemed to have waived any Potential Event of Default or Event of Default caused by such failure, and the amount of such payment and the amount of the reasonable expenses of Lessor (including actual and reasonable attorneys' fees and expenses) incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, shall be deemed Supplemental Rent, payable by Lessee to Lessor within thirty (30) days after written demand therefor.

                                  ARTICLE XVII.
                                  MISCELLANEOUS
                                  -------------

     Section 17.1 Reports.  To the extent required under Applicable Law and to
                  -------
the extent it is reasonably practical for Lessee to do so, Lessee shall prepare and file in timely fashion, or, where such filing is required to be made by Lessor or it is otherwise not reasonably practical for Lessee to make such filing, Lessee shall prepare and deliver to Lessor (with a copy to the Agent) within a reasonable time prior to the date for filing and Lessor shall file, any material reports with respect to the condition or operation of the Leased Property that shall be required to be filed with any Governmental Authority.

     Section 17.2 Binding Effect; Successors and Assigns; Survival.  The terms
                  ------------------------------------------------
and provisions of this Lease, and the respective rights and obligations hereunder of Lessor and Lessee, shall be binding upon their respective successors, legal representatives and assigns (including, in the case of Lessor, any Person to whom Lessor may transfer any Leased Property or any interest therein in accordance with the provisions of the Operative Documents), and inure to the benefit of their respective permitted successors and assigns, and the rights hereunder of the Agent and the Lenders shall inure (subject to such conditions as are contained herein) to the benefit of their respective permitted successors and assigns. Lessee hereby acknowledges that Lessor has assigned all of its right, title and interest to, in and under this Lease to the Agent and the Lenders, and that all of Lessor's rights hereunder may be exercised by the Agent.

     Section 17.3 Quiet Enjoyment.  Lessor covenants that it will not interfere
                  ---------------
in Lessee's or any of its permitted sublessees' quiet enjoyment of the Leased Property in accordance with this Lease during the Lease Term, so long as no Event of Default has occurred and is continuing. Such right of quiet enjoyment is independent of, and shall not affect, Lessor's rights otherwise to initiate legal action to enforce the obligations of Lessee under this Lease.

     Section 17.4 Notices.  Unless otherwise specified herein, all notices,
                  -------
offers, acceptances, rejections, consents, requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be deemed to have been given as set forth in Section 8.2 of the Master Agreement. All such notices, offers, acceptances, rejections, consents, requests, demands or other communications shall be addressed as set forth in
Schedule 8.2 of the Master Agreement or to such other address as any of the parties hereto may designate by written notice.

     Section 17.5 Severability.  Any provision of this Lease that shall be
                  ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and Lessee shall remain liable to perform its obligations hereunder except to the extent of such unenforceability. To the extent permitted by Applicable Law, Lessee hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

     Section 17.6 Amendment; Complete Agreements.  Neither this Lease nor any of
                  ------------------------------
the terms hereof may be terminated, amended, supplemented, waived or modified orally, except by an instrument in writing signed by Lessor and Lessee in accordance with the provisions of Section 8.4 of the Master Agreement. This Lease, together with the other Operative Documents, is intended by the parties as a final expression of their lease agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein and therein. No course of prior dealings between the parties or their officers, employees, agents or Affiliates shall be relevant or admissible to supplement, explain, or vary any of the terms of this Lease or any other Operative Document. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their Affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease or any other Operative Document. No representations, undertakings, or agreements have been made or relied upon in the making of this Lease other than those specifically set forth in the Operative Documents.

     Section 17.7 Construction.  This Lease shall not be construed more strictly
                  ------------
against any one party, it being recognized that both of the parties hereto have contributed substantially and materially to the preparation and negotiation of this Lease.

     Section 17.8 Headings.  The Table of Contents and headings of the various
                  --------
Articles and Sections of this Lease are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof.

     Section 17.9 Counterparts.  This Lease may be executed by the parties
                  ------------
hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 17.10 GOVERNING LAW.  EXCEPT AS SET FORTH IN ARTICLE XI, THIS LEASE
                   -------------                          ----------
SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

     Section 17.11 Discharge of Lessee's Obligations by its Affiliates.  Lessor
                   ---------------------------------------------------
agrees that performance of any of Lessee's obligations hereunder by one or more of Lessee's Affiliates or one or more of Lessee's sublessees of the Leased Property or any part thereof shall constitute performance by Lessee of such obligations to the same extent and with the same effect hereunder as if such obligations were performed by Lessee, but no such performance shall excuse Lessee from any obligation not performed by it or on its behalf under the Operative Documents.

     Section 17.12 Liability of Lessor Limited.  Except as otherwise expressly
                   ---------------------------
provided below in this Section 17.12, it is expressly understood and agreed by
                       -------------
and between Lessee, Lessor and their respective successors and assigns that nothing herein contained shall be construed as creating any liability of Lessor or any of its Affiliates or any of their respective officers, directors, employees or agents, individually or personally, to perform any covenant, either express or implied, contained herein, all such liability, if any, being expressly waived by Lessee and by each and every Person now or hereafter claiming by, through or under Lessee, and that, so far as Lessor or any of its Affiliates or any of their respective officers, directors, employees or agents, individually or personally, is concerned, other than in connection with the willful misconduct, gross negligence, misrepresentation or fraud on the part of the Lessor or any of its Affiliates or any of their respective officers, directors, employees or agents, Lessee and any Person claiming by, through or under Lessee shall look solely to the right, title and interest of Lessor in the Leased Property and any proceeds from Lessor's sale or encumbrance thereof (provided, however, that Lessee shall not be entitled to any double recovery)
 --------  -------
for the performance of any obligation under this Lease and under the Operative Documents and the satisfaction of any liability arising therefrom.

     Section 17.13 Estoppel Certificates.  Each party hereto agrees that at any
                   ---------------------
time and from time to time during the Lease Term, it will promptly, but in no event later than thirty (30) days after request by the other party hereto, execute, acknowledge and deliver to such other party or to any prospective purchaser (if such prospective purchaser has signed a commitment or letter of intent to purchase the Leased Property or any part thereof or any Note), assignee or mortgagee or third party designated by such other party, a certificate stating (a) that this Lease is unmodified and in force and effect (or if there have been modifications, that this Lease is in force and effect as modified, and identifying the modification agreements); (b) the date to which Basic Rent has been paid; (c) whether or not there is any existing default by Lessee in the payment of Basic Rent or any other sum of money hereunder, and whether or not there is any other existing default by either party with respect to which a notice of default has been served, and, if there is any such default, specifying the nature and extent thereof; (d) whether or not, to the knowledge of the signer after due inquiry and investigation, there are any setoffs, defenses or counterclaims against enforcement of the obligations to be performed hereunder existing in favor of the party executing such certificate and (e) other items that may be reasonably requested; provided that no such certificate
                                              --------
may be requested unless the requesting party has a good faith reason for such request.

     Section 17.14 No Joint Venture.  Any intention to create a joint venture or
                   ----------------
partnership relation between Lessor and Lessee is hereby expressly disclaimed.

     Section 17.15 No Accord and Satisfaction.  The acceptance by Lessor of any
                   --------------------------
sums from Lessee (whether as Basic Rent or otherwise) in amounts which are less than the amounts due and payable by Lessee hereunder is not intended, nor shall be construed, to constitute an accord and satisfaction of any dispute between Lessor and Lessee regarding sums due and payable by Lessee hereunder, unless Lessor specifically deems it as such in writing.

     Section 17.16 No Merger.  In no event shall the leasehold interests,
                   ---------
estates or rights of Lessee hereunder, or of the holder of any Notes secured by a security interest in this Lease, merge with any interests, estates or rights of Lessor in or to the Leased Properties, it being understood that such leasehold interests, estates and rights of Lessee hereunder, and of the holder of any Notes secured by a security interest in this Lease, shall be deemed to be separate and distinct from Lessor's interests, estates and rights in or to the Leased Property, notwithstanding that any such interests, estates or rights shall at any time or times be held by or vested in the same person, corporation or other entity.

     Section 17.17   Survival.  The obligations of Lessee to be performed under
                     --------
this Lease prior to the Lease Termination Date and the obligations of Lessee pursuant to Article III, Articles X, XI, XIII, Sections 14.2, 14.3, 14.4, 14.5,
            -----------  ----------  --  ----  -------------  ----  ----  ----
14.8,  Articles XIV, XV, and XVI, and Sections 17.10 and 17.12 shall survive the
----   ------------  --      ---      --------------     -----
expiration or termination of this Lease. The extension of any applicable statute of limitations by Lessor, Lessee, the Agent or any Indemnitee shall not affect such survival.

     Section 17.18   Chattel Paper.  To the extent that this Lease constitutes
                     -------------
chattel paper (as such term is defined in the Uniform Commercial Code in any applicable jurisdiction), no security interest in this Lease may be created through the transfer or possession of any counterpart other than the original counterpart, which shall be identified as the original counterpart by the receipt of the Agent.

     Section 17.19   Time of Essence.  Time is of the essence of this Lease.
                     ---------------

     Section 17.20   Recordation of Lease.  Lessee will, at its expense, cause
                     --------------------
this Lease or memorandum of lease (if permitted by Applicable Law) to be recorded in the proper office or offices in the States and the municipalities in which the Land is located.

     Section 17.21   Investment of Security Funds.  Any amounts not payable to
                     ----------------------------
Lessee pursuant to any provision of Article VIII, X or XIV or this Section 17.21
                                    ------------  -    ---         -------------
solely because an Event of Default shall have occurred and be continuing shall be held by the Agent (or Lessor if the Loans have been fully paid) as security for the obligations of Lessee under this Lease and the Master Agreement. At such time as no Event of Default shall be continuing, such amounts, net of any amounts previously applied to Lessee's obligations hereunder or under the Master Agreement, shall be paid to Lessee. Any such amounts which are held by the Agent (or Lessor if the Loans have been fully paid) pending payment to Lessee shall until paid to Lessee, as provided hereunder or, as long as the Loan Agreement is in effect, until applied against Lessee's obligations herein and under the Master Agreement and distributed as provided in the Loan Agreement or herein (after the Loan Agreement is no longer in effect) in connection with any exercise of remedies hereunder, be invested by the Agent or Lessor, as the case may be as directed from time to time in writing by Lessee (provided, however, if
                                                           --------  -------
an Event of Default has occurred and is continuing it will be directed by the Agent or, if the Funded Amounts have been fully paid, Lessor) and at the expense and risk of Lessee, in Permitted Investments specified by the Agent. Any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) shall be applied in the same manner as the principal invested.

                            [Signature page follows]

     IN WITNESS WHEREOF, the undersigned have each caused this Lease Agreement to be duly executed and delivered and attested by their respective officers thereunto duly authorized as of the day and year first above written.


                                             STERLING COMMERCE, INC.
                                             as Lessee


                                             By
                                               -------------------------------
                                               Name:
                                               Title:



                                                                          LEASE
                                      S-1                              AGREEMENT

                                             ATLANTIC FINANCIAL GROUP, LTD., as
                                             Lessor

                                             By:  Atlantic Financial Managers,
                                             Inc., its General Partner


                                             By
                                               ---------------------------------
                                               Name:
                                               Title:




                                                                          LEASE
                                      S-2                              AGREEMENT

Receipt of this original counterpart of the foregoing Lease is hereby acknowledged as of the date hereof.

                                             SUNTRUST BANK, ATLANTA , as the
                                                 Agent


                                             By
                                               ---------------------------------
                                               Name:
                                               Title:






                                                                          LEASE
                                      S-3                              AGREEMENT

STATE OF TEXAS            (S)
                          (S)
COUNTY OF DALLAS          (S)

      This instrument was acknowledged before me on February __, 1998, by ______ of STERLING COMMERCE, INC., a Delaware corporation, on behalf of said corporation.


                                             -----------------------
                                             Notary Public, State of Texas



                                             Printed name:
                                                          ----------------------
                                             My commission expires:
                                                                   -------------

                                             [SEAL]



                                                                          LEASE
                                      N-1                              AGREEMENT

STATE OF TEXAS       (S)
                     (S)
COUNTY OF DALLAS     (S)

      This instrument was acknowledged before me on February __, 1998, by ________________, __________ of Atlantic Financial Managers, Inc., a corporation, general partner of ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership, on behalf of said limited partnership.



                                             -----------------------
                                             Notary Public, State of Texas



                                             Printed name:
                                                          ----------------------
                                             My commission expires:
                                                                   -------------

                                             [SEAL]



                                                                          LEASE
                                      N-2                              AGREEMENT

                                    EXHIBIT A
                                    ---------

Tract 1: (Fee Simple)

BEING a 16.286 acre tract of land situated in the Anton Kuhn Survey, Abstract No. 729, Dallas County, Texas, and being all of Lot 1, Las Colinas Sector X, First Installment, Revised, of the Final Plat Lot 1, 4, 5 & 6, Las Colinas, Sector X, First Installment, Revised, as recorded in Volume 98018, Page 00005, Dallas County Map Records, said 16.286 acre tract of land being more particularly described by metes and bounds as follows:

BEGINNING at an "X" cut found in concrete, in the North right-of-way line at Walnut Hill Lane, a 110 foot wide public right-of-way, said "X" being the Southeast corner of Lot 2, of said Las Colinas Sector X;

THENCE along the East line of said Log 2 the following seven (7) calls:

North 00 degrees 12 minutes 11 seconds West a distance of 255.72 feet to 5/8 inch iron rod set;

Northwesterly along a curve to the left with a radius of 55.79 feet, with a central angle of 30 degrees 03 minutes 23 seconds, a chord which bears North 15 degrees 13 minutes 53 seconds West, and a distance of 28.93 feet, and arc length of 29.27 feet to a "X" cut found in concrete;

North 00 degrees 03 minutes 41 seconds East a distance of 85.82 feet to 5/8 inch iron rod set;

North 89 degrees 56 minutes 19 seconds West a distance of 10.37 feet to 5/8 inch iron rod set;

North 00 degrees 03 minutes 41 seconds East a distance of 381.26 feet to 5/8 inch iron rod set;

Northeasterly along a curve to the left with a radius of 60.17 feet, with a central angle of 57 degrees 40 minutes 20 seconds, a chord which bears North 29 degrees 00 minutes 55 seconds East, and a distance of 58.04 feet, and arc length of 60.57 feet to 5/8 inch iron rod set;

North 00 degrees 10 minutes 45 seconds East a distance of 150.97 feet to 5/8 inch iron rod set on the South right-of-way line of a variable width private access and utility easement, as recorded in Volume 85068, Page 2623 D.R.D.C.T.;

THENCE along the said South right-of-way line the following two (2) calls:

Southeasterly along a curve to the left with a radius of 262.00 feet, with a central angle of 1 degrees 27 minutes 43 seconds, a chord which bears South 79 degrees 20 minutes 11 seconds East, and a distance of 6.68 feet, and arc length of 6.69 feet to 5/8 inch iron rod found;

South 80 degrees 04 minutes 02 seconds East a distance of 420.64 feet to 5/8 inch iron rod found on the Southerly right-of-way line of State Highway No. 114 a variable width right-of-way;

THENCE along the said Southerly right-of-way of State Highway No. 114 the following three (3) calls:

South 57 degrees 00 minutes 13 seconds East a distance of 103.21 feet to 5/8 inch iron rod found;

Southeasterly along a curve to the right with a radius of 1387.30 feet, with a central angle of 13 degrees 01 minutes 26 seconds, a chord which bears South 50 degrees 29 minutes 30 seconds East, and a distance of 314.67 feet, and arc length of 315.35 feet, where a 1/2 inch iron rod bears North 72 degrees 42 minutes 44 seconds East, a distance of 0.66 feet;

South 28 degrees 56 minutes 12 seconds East a distance of 368.28 feet to 5/8 inch iron rod set in the Northerly right-of-way line of said Walnut Hill Lane, from which Texas Highway Department Monument bears South 43 degrees 53 minutes 32 seconds East, a distance of 5.19 feet;

THENCE along the said Northerly right-of-way line the following five (5) calls:

South 25 degrees 04 minutes 31 seconds West a distance of 195.57 feet to 5/8 inch iron rod set, from which a 1/2 inch rod bears South 42 degrees 11 minutes 02 seconds East a distance of 5.17 feet;

Southwesterly along a curve to the right with a radius of 548.11 feet, with a central angle of 41 degrees 04 minutes 40 seconds, a chord which bears South 69 degrees 32 minutes 07 seconds West, and a distance of 384.60 feet, and arc length of 392.96 feet, to 5/8 inch iron rod set, from which 1/2 inch iron rod bears South 62 degrees 29 minutes 36 seconds West, a distance of 1.52;

North 89 degrees 55 minutes 33 seconds West a distance of 295.28 feet to 5/8 inch iron rod set;

North 00 degrees 04 minutes 27 seconds East a distance of 11.00 feet a 5/8 inch iron rod found bears;

South 00 degrees 47 minutes 09 seconds East a distance of 0.70 feet;

North 89 degrees 55 minutes 33 seconds West a distance of 200.20 feet; to the POINT OF BEGINNING, and containing a computed area of 709,417 square feet or
16.286 acres of land more or less.

Tract 2: (Easement Estate)

BEING a 0.653 acre tract of land situated in the Anton Kuhn Survey, Abstract No. 729, Dallas County, Texas, and being a portion of Lot 1, Las Colinas Sector X, First Installment, Revised, as recorded in Volume 85068, Page 2623, Dallas County Deed Records and being a portion of a private access and utility easement, as recorded in Volume 85068, Page 2623, Deed Records of Dallas County, Texas. Said 0.653 acre tract of land being more particularly described by metes and bounds as follows:

BEGINNING at 5/8 inch iron rod capped "Carter & Burgess" found for the most Southeasterly corner of the said access and utility easement;

THENCE along the South line of the said access and utility easement the following calls:

      North 80 degrees 04 minutes 02 seconds West a distance of 420.64 feet to a point;

      Northwesterly along a curve to the right having a radius of 262.00 feet, with a delta angle of 1 degrees 27 minutes 43 seconds, a chord which bears North 79 degrees 20 minutes 11 seconds West and a distance of 6.68 feet, and arc length of 6.69 feet to a point on the East line of Lot 2, Las Colinas Sector X, First Installment, Revised;

THENCE North 00 degrees 10 minutes 45 seconds East across the said access and utility easement, a distance of 86.16 feet to a point on the North line of the said access and utility easement;

THENCE South 80 degrees 04 minutes 02 seconds East along the North line of the said access and utility easement a distance of 242.29 feet to a point on the West right-of-way of State Highway No. 114;

THENCE South 57 degrees 00 minutes 13 seconds East along the said West right-of-way a distance of 216.97 feet to the POINT OF BEGINNING and containing 0.653 acres of land more or less.

================================================================================


                                LOAN AGREEMENT

                         Dated as of February 26, 1998

                                     among

                        ATLANTIC FINANCIAL GROUP, LTD.,
                            as Lessor and Borrower,

                   the financial institutions party hereto,

                                  as Lenders

                                      and

                           SUNTRUST BANK, ATLANTA,
                                   as Agent


================================================================================

                               TABLE OF CONTENTS

                                                                            Page

SECTION 1   DEFINITIONS; INTERPRETATION ................................      1

SECTION 2   AMOUNT AND TERMS OF COMMITMENTS; REPAYMENT AND PREPAYMENT
            OF LOANS ...................................................      1

   SECTION 2.1   Commitment ............................................      1
   SECTION 2.2   Notes .................................................      2
   SECTION 2.3   Scheduled Principal Repayment .........................      2
   SECTION 2.4   Interest ..............................................      2
   SECTION 2.5   Prepayment ............................................      3

SECTION 3   RECEIPT, DISTRIBUTION AND APPLICATION OF CERTAIN PAYMENTS
            IN RESPECT OF LEASE AND LEASED PROPERTY ....................      3

   SECTION 3.1   Distribution and Application of Rent Payments .........      3
   SECTION 3.2   Distribution and Application of Purchase Payment ......      3
   SECTION 3.3   Distribution and Application to Funding Party Balances
                 of Lessee Payment of Recourse Deficiency Amount Upon
                 Exercise of Remarketing Option or Surrender Option ....      4
   SECTION 3.4   Distribution and Application to Funding Part Balance
                 of Remarketing Proceeds of Leased Property ............      4
   SECTION 3.5   Distribution and Application of Payments Received When
                 an Event of Default Exists or Has Ceased to Exist
                 Following Rejection of a Lease ........................      4
   SECTION 3.6   Distribution of Other Payments ........................      6
   SECTION 3.7   Timing of Agent Distributions .........................      6

SECTION 4   THE LESSOR; EXERCISE OF REMEDIES UNDER LEASE AND GUARANTY ..      6

   SECTION 4.1   Covenant of Lessor ....................................      6
   SECTION 4.2   Lessor Obligations Nonrecourse; Payment from Certain
                 Lease and Guaranty Obligations and Certain Proceeds of
                 Leased Property Only ..................................      7
   SECTION 4.3   Exercise of Remedies Under Lease
                 and Guaranty ..........................................      7

SECTION 5   LOAN EVENTS OF DEFAULT; REMEDIES ...........................      8

   SECTION 5.1   Loan Events of Default ................................      8
   SECTION 5.2   Loan Event of Default; Remedies .......................      9

SECTION 6   THE AGENT ..................................................     10

   SECTION 6.1   Appointment ...........................................     10
   SECTION 6.2   Delegation of Duties ..................................     11
   SECTION 6.3   Exculpatory Provisions ................................     11
   SECTION 6.4   Reliance by Agent .....................................     11
   SECTION 6.5   Notice of Default .....................................     12
   SECTION 6.6   Non-Reliance on Agent and Other Lenders ...............     12
   SECTION 6.7   Indemnification .......................................     13
   SECTION 6.8   Agent in Its Individual Capacity ......................     14
   SECTION 6.9   Successor Agent .......................................     14

SECTION 7  MISCELLANEOUS ...............................................     14

   SECTION 7.1   Amendments and Waivers ................................     14
   SECTION 7.2   Notices ...............................................     15
   SECTION 7.3   No Waiver; Cumulative Remedies ........................     15
   SECTION 7.4   Successors and Assigns ................................     15
   SECTION 7.5   Counterparts ..........................................     15
   SECTION 7.6   GOVERNING LAW .........................................     15
   SECTION 7.7   Survival and Termination of Agreement .................     15
   SECTION 7.8   Entire Agreement ......................................     15
   SECTION 7.9   Severability ..........................................     16

APPENDIX A       Definitions and Interpretation

                                    EXHIBITS

EXHIBIT A-1      Form of A Note
EXHIBIT A-2      Form of B Note

     THIS LOAN AGREEMENT (as it may be amended or modified from time to time in accordance with the provisions hereof, this "Loan Agreement") dated as of
                                             --------------
February 26, 1998 is among ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership, as Lessor and Borrower (the "Lessor"), SUNTRUST BANK, ATLANTA, and
                                          ------
the other financial institutions which may from time to time become party hereto as lenders (the "Lenders"), and SUNTRUST BANK, ATLANTA, a Georgia banking
                 -------
corporation, as agent for the Lenders (the "Agent").
                                            -----

                             PRELIMINARY STATEMENT

     In accordance with the terms and provisions of the Master Agreement, the Lease, this Loan Agreement and the other Operative Documents, (i) the Lessor contemplates acquiring and leasing the Land to the Lessee, (ii) the Lessee wishes to construct a Building on the Land for the Lessor and, when completed, to lease the Building from the Lessor as part of the Leased Property under the Lease, (iii) the Lessee wishes to obtain, and the Lessor is willing to provide, funding for the acquisition of the Land and the construction of the Building,
(iv) the Lessor wishes to obtain, and the Lenders are willing to provide, financing of a portion of the funding of the acquisition of the Land and the construction of the Building, and (v) the Lessee is willing to provide its Guaranty to the Agent and the Funding Parties.

     In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1  DEFINITIONS; INTERPRETATION

     Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix A hereto for
                                                           ----------
all purposes hereof; and the rules of interpretation set forth in Appendix A
                                                                  ----------
hereto shall apply to this Loan Agreement.

     SECTION 2  AMOUNT AND TERMS OF COMMITMENTS; REPAYMENT AND PREPAYMENT OF
LOANS

     SECTION 2.1 Commitment. (a) Subject to the terms and conditions hereof and
                 ----------
of the Master Agreement, each Lender agrees to make term loans to the Lessor ("Loans") from time to
  -----
time during the period from and including the Closing Date through the Funding Termination Date, on the Closing Date and on each subsequent Funding Date, in the amounts required under Section 2.2 of the Master Agreement. Each such Loan shall consist of an A Loan in the amount of the A Percentage of such Lender's Commitment Percentage of the aggregate amount to be funded by the Funding Parties on such date and a B Loan in the amount of the B Percentage of such Lender's Commitment Percentage of the aggregate amount to be funded by the Funding Parties on such date.

     SECTION 2.2 Notes. The A Loans made by each Lender to the Lessor shall be
                 -----
evidenced by a note of the Lessor (an "A Note"), substantially in the form of
                                       ------
Exhibit A-1 with appropriate insertions, and the B Loans made by each Lender to
-----------
the Lessor shall be evidenced by a note of the Lessor (a "B Note") substantially
                                                          ------
in the form of Exhibit A-2 with appropriate insertions, each duly executed by
               -----------
the Lessor and payable to the order of such Lender and in a principal amount equal to the A Percentage of such Lender's Commitment Percentage of the aggregate Commitments and the B Percentage of such Lender's Commitment Percentage of the aggregate Commitments, respectively (or, if less, the aggregate unpaid principal amount of all A Loans or B Loans, as the case may be, made by such Lender to the Lessor). The Notes shall be dated the Closing Date and delivered to the Agent in accordance with Section 3.1 of the Master Agreement. Each Lender is hereby authorized to record the date and amount of each Loan made by such Lender to the Lessor on the Notes, but the failure by such Lender to so record such Loan shall not affect or impair any obligations with respect thereto. Each Note shall (i) be stated to mature no later than the Lease Termination Date and (ii) bear interest on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum determined as provided in, and payable as specified in, Section 2.4. Upon the
                                                        -----------
occurrence of an Event of Default under clause (f) or (g) of Article XII of the
                                        ----------    ---    -----------
Lease, or upon Acceleration as described in Section 4.3(b) hereof, each Note
                                            --------------
shall automatically become due and payable in full.

     SECTION 2.3 Scheduled Principal Repayment. On the Lease Termination Date,
                 -----------------------------
the Lessor shall pay the aggregate unpaid principal amount of all Loans as of such date.

     SECTION 2.4 Interest. (a) The Loans shall be allocated to Eurodollar
                 --------
Advances and/or Alternative Rate Advances as set forth in the applicable Funding Notice or Payment Date Notice delivered pursuant to the Master Agreement. Each Eurodollar Advance shall bear interest during each Rent Period at a rate equal to the sum of (i) the Eurodollar Rate for such Rent Period, plus (ii) the Applicable Margin per annum, computed using the actual number of days elapsed and a 360 day year. Each Alternative Rate Advance shall bear interest at a rate equal to the Alternative Rate in effect from time to time, computed using the actual number of days elapsed and a 360 day year.

     (b) If all or a portion of the principal amount of or interest on the Loans shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall, without limiting the rights of the Lenders under Section 5, to the maximum extent permitted by Applicable Law, bear
              ---------
interest at the Overdue Rate, in each case from the date of nonpayment until paid in full (as well after as before judgment).

     (c) Interest accruing on each Loan during the Construction Term may be added to the principal amount of such Loan (or paid) from time to time pursuant to Section 2.3 of the Master Agreement. Following the date each Loan is made, but subject to the foregoing sentence, interest on such Loan shall be payable in arrears on each Payment Date with respect thereto.

     (d) Any change in the interest rate on the Loans resulting from a change in the Alternative Rate shall become effective as of the opening of business on the day on which such Alternative Rate changes as provided in the definition thereof.

     SECTION 2.5 Prepayment. Except in conjunction with a payment by the Lessee
                 ----------
of the Lease Balance pursuant to the terms of the Lease, the Lessor shall have no right to prepay the Loans.

     SECTION 3 RECEIPT, DISTRIBUTION AND APPLICATION OF CERTAIN PAYMENTS IN RESPECT OF LEASE AND LEASED PROPERTY

     SECTION 3.1 Distribution and Application of Rent Payments.
                 ---------------------------------------------

     (a) Basic Rent. Each payment of Basic Rent (and any payment of interest on
         ----------
overdue installments of Basic Rent) received by the Agent shall be distributed first, pro rata to the Lenders to be applied to the amounts of accrued and
-----
unpaid interest (including overdue interest) on the Loans and second, to the
                                                              ------
Lessor to be applied to accrued and unpaid Yield (including overdue Yield) on the Lessor's Invested Amounts.

     (b) Supplemental Rent. Each payment of Supplemental Rent received by the
         -----------------
Agent shall be paid to or upon the order of the Person owed the same.

     SECTION 3.2 Distribution and Application of Purchase Payment. The payment
                 ------------------------------------------------
by the Lessee of:

          (a) the purchase price for a consummated sale of the Leased Property received by the Agent in connection with the Lessee's exercise of the Purchase Option under Section 14.1 of the Lease, or

          (b) the Lessee's compliance with its obligation to purchase the Leased Property in accordance with Section 14.2 or 14.3 of the Lease, or

          (c) the payment by the Lessee to Agent of the Lease Balance in accordance with Section 10.1 or Section 10.2 of the Lease,

shall be distributed by Agent as promptly as possible first, to the Lenders, pro
                                                      -----                  ---
rata in accordance with, and for application to, their respective Funding Party
----
Balances and second, to the Lessor for application to its Funding Party Balance.
             ------

     SECTION 3.3 Distribution and Application to Funding Party Balances of
                 ---------------------------------------------------------
Lessee Payment of Recourse Deficiency Amount Upon Exercise of Remarketing Option
--------------------------------------------------------------------------------
or Surrender Option. The payment by the Lessee of the Recourse Deficiency Amount
-------------------
to the Agent on the Lease Termination Date in accordance with Section 14.6 or
14.7 of the Lease upon the Lessee's exercise of the Remarketing Option or Surrender Option, shall be applied by the Agent to the accrued and unpaid interest on, and the outstanding principal of, the A Loans.

     SECTION 3.4 Distribution and Application to Funding Party Balance of
                 --------------------------------------------------------
Remarketing Proceeds of Leased Property. Any payments received by the Lessor as
---------------------------------------
proceeds from the sale of the Leased Property sold pursuant to the Lessee's exercise of the Remarketing Option or the Surrender Option pursuant to Section
14.6 or 14.7 of the Lease, shall be distributed by the Lessor as promptly as possible in the following order of priority:

          first, to the Lenders pro rata for application to their remaining
          -----                 --- ----
     Funding Party Balances, an amount equal to their Funding Party Balances;
     and

          second, to the Lessor for application to its Funding Party Balance;
          ------
     and

          third, (i) if sold by the Lessee pursuant to Section 14.6 of the
          -----
     Lease, to the Lessee, the excess, if any, and (ii) otherwise, to the Lessor.

     SECTION 3.5 Distribution and Application of Payments Received When an Event
                 ---------------------------------------------------------------
of Default Exists or Has Ceased to Exist Following Rejection of a Lease.
-----------------------------------------------------------------------

     (a) Proceeds of Leased Property. Any payments received by the Lessor or the
         ---------------------------
Agent when an Event of Default exists (or has ceased to exist by reason of a rejection of the Lease in a proceeding with respect to the Lessee described in
Article XII(f) or (g) of the Lease), as

          (i) proceeds from the sale of the Leased Property sold pursuant to the exercise of the Lessor's remedies pursuant to Article XIII of the Lease, or

          (ii) proceeds of any amounts from any insurer or any Governmental Authority in connection with an Event of Loss or an Event of Taking shall if received by the Lessor be paid to the Agent as promptly as possible, and shall be distributed or applied in the following order of priority prior to the Release Date:

          first, to the Agent for any reasonable amounts expended by it in
          -----
     connection with the Leased Property or
     the Operative Documents and not previously reimbursed to it;

          second, to the Lenders pro rata for application to their Funding Party
          ------                 --- ----
     Balances, an amount equal to such Funding Party Balances;

          third, to the Lessor for application to its Funding Party Balance; and
          -----

          fourth, to the Lessee or the Person or Persons otherwise legally
          ------
     entitled thereto, the excess, if any; and

on and after such Release Date such amounts shall be paid over to the Lessor and shall be distributed by the Lessor, first to the Lessor for application to any
                                    -----
amounts owed to it, and second to the Lessee or the Person or Persons otherwise
                        ------
legally entitled thereto, the excess, if any.

     (b) Proceeds of Recoveries from Lessee and Guarantor. Any payments received
         ------------------------------------------------
by any Funding Party when an Event of Default exists (or has ceased to exist by reason of a rejection of the Lease in a proceeding with respect to the Lessee described in Article XII(f) or (g) of the Lease), from

         (i)  the Lessee as a payment in accordance with such Lease, or

         (ii) the Guarantor as a payment in accordance with the Guaranty, including, without limitation, any payment made by the Guarantor in satisfaction of the guaranty of payment of the Notes pursuant to the Guaranty, shall be paid to the Agent as promptly as possible, and shall then be distributed as applied by the Agent as promptly as possible in the order of priority set forth in paragraph (a) above.
                      -------------

     (c) Proceeds from Cash Collateral Account. Any payments received by any
         -------------------------------------
Funding Party when an Event of Default exists (or has ceased to exist by reason of a rejection of the Lease in a proceeding with respect to the Lessee described in Article XII(f) or (g) of the Lease) from funds in the Cash Collateral Account shall be paid to the Agent as promptly as possible, and shall be distributed to the Lenders for application to the accrued interest on the A Loans until paid in full and then to the principal of the A Loans until paid in full.

     SECTION 3.6 Distribution of Other Payments. All payments under Section 7.6
                 ------------------------------
of the Master Agreement shall be made first, to the Lenders, pro rata, until
                                                             --- ----
their Funding Party Balances have been paid in full, and second, to the Lessor
                                                         ------
who shall be entitled to retain all such remaining amounts. Except as otherwise provided in this Section 3, any payment received by the Lessor which is to be
                 ---------
paid to Agent pursuant hereto or for which provision as to the application thereof is made in an Operative Document but not elsewhere in this Section 3
                                                                   ---------
shall, if received by the Lessor, be paid forthwith to the Agent and when received shall be distributed forthwith by the Agent to the Person and for the purpose for which such payment was made in accordance with the terms of such Operative Document.

     SECTION 3.7 Timing of Agent Distributions. Payments received by the Agent
                 -----------------------------
in immediately available funds before 12:00 p.m. (noon), Atlanta Georgia time, on any Business Day shall be distributed to the Funding Parties in accordance with and to the extent provided in this Section 3 on such Business Day. Payments
                                        ---------
received by the Agent in immediately available funds after 12:00 p.m. (noon), Atlanta, Georgia time shall be distributed to the Funding Parties in accordance with and to the extent provided in this Section 3 prior to 12:00 p.m.
                                        ---------
(noon), Atlanta, Georgia time on the next Business Day.

     SECTION 4  THE LESSOR; EXERCISE OF REMEDIES UNDER LEASE AND GUARANTY

     SECTION 4.1 Covenant of Lessor. So long as any Lender's Commitment remains
                 ------------------
in effect, any Loan remains outstanding and unpaid or any other amount is owing to any Lender with respect to its Funding Party Balances, subject to Section
                                                                     -------
4.2, the Lessor will promptly pay all amounts payable by it under this Loan
---
Agreement and the Notes issued by it in accordance with the terms hereof and thereof and shall duly perform each of its obligations under this Loan Agreement and the Notes. The Lessor agrees to provide to the Agent a copy of each estoppel certificate that the Lessor proposes to deliver pursuant to Section 17.13 of the Lease at least five

(5) days prior to such delivery and to make any corrections thereto reasonably requested by the Agent prior to such delivery. The Lessor shall keep the Leased Property free and clear of all Lessor Liens. The Lessor shall not reject any sale of the Leased Property pursuant to Section 14.6 of the Lease unless all of the Loans have been paid in full or the Lenders consent to such rejection. In the event that the Lenders reject any sale of the Leased Property pursuant to
Section 14.6 of the Lease, the Lessor agrees to take such action as the Lenders reasonably request to effect a sale or other disposition of the Leased Property, provided that the Lessor shall not be required to expend its own funds in
--------
connection with such sale or disposition.

     SECTION 4.2 Lessor Obligations Nonrecourse; Payment from Certain Lease and
                 --------------------------------------------------------------
Guaranty Obligations and Certain Proceeds of Leased Property Only. All payments
-----------------------------------------------------------------
to be made by the Lessor in respect of the Loans, the Notes and this Loan Agreement shall be made only from certain payments received under the Lease and the Guaranty and proceeds of the Leased Property and only to the extent that the Lessor or the Agent shall have received sufficient payments from such sources to make payments in respect of the Loans in accordance with Section 3. Each Lender
                                                         ---------
agrees that it will look solely to such sources of payments to the extent available for distribution to such Lender as herein provided and that neither the Lessor nor the Agent is or shall be personally liable to any Lender for any amount payable hereunder or under any Note. Nothing in this Loan Agreement, the Notes or any other Operative Document shall be construed as creating any liability (other than for willful misconduct, gross negligence, misrepresentation or fraud) of the Lessor individually to pay any sum or to perform any covenant, either express or implied, in this Loan Agreement, the Notes or any other Operative Documents (all such liability, if any, being expressly waived by each Lender) and that each Lender, on behalf of itself and its successors and assigns, agrees in the case of any liability of the Lessor hereunder or thereunder (except for such liability attributable to its willful misconduct, gross negligence, misrepresentation or fraud) that it will look solely to those certain payments received under the Lease and the Guaranty and those proceeds of the Leased Property, provided, however, that the Lessor in its
                                       --------  -------
individual capacity shall in any event be liable with respect to (i) the removal of Lessor's Liens or involving its gross negligence, willful misconduct, misrepresentation, fraud or breach of contract (other than the failure to make payments in respect of the Loans) or (ii) failure to turn over payments the Lessor has received in accordance with Section 3; and provided
                                                         ---------      --------
further that the foregoing exculpation of the Lessor shall not be deemed to be
-------
exculpations of the Lessee, the Guarantor or any other Person.

     SECTION 4.3  Exercise of Remedies Under Lease and Guaranty.
                  ---------------------------------------------

     (a) Event of Default. With respect to any Potential Event of Default as to
         ----------------
which notice thereof by the Lessor to the Lessee is a requirement to cause such Potential Event of Default to become an Event of Default, the Lessor may at any time in its discretion give such notice, provided that the Lessor agrees to give
                                         --------
such notice to such Lessee promptly upon receipt of a written request to do so by the Required Lenders or the Agent.

     (b) Acceleration of Lease Balance. When an Event of Default exists, the
         -----------------------------
Lessor, upon the direction of the Required Lenders, shall exercise remedies under Article XIII of the Lease and the Guaranty to demand payment in full of the Lease Balance by the Lessee or the Guarantor (the "Acceleration"). Following
                                                       ------------
the Acceleration, the Lessor shall consult with the Lenders regarding actions to be taken in response to such Event of Default. The Lessor (1) shall not, without the prior written consent of the Required Lenders and (2) shall (subject to the provisions of this Section), if so directed by the Required Lenders, do any of
                   -------
the following: commence eviction or foreclosure proceedings, or make a demand under the Guaranty, or file a lawsuit against the Lessee under the Lease, or file a lawsuit against the Guarantor under the Guaranty, or sell the Leased Property, or exercise other remedies against the Lessee or the Guarantor under the Operative Documents in respect of such Event of Default; provided, however,
                                                             --------  -------
that any payments received by the Lessor shall be distributed in accordance with
Section 3. Notwithstanding any such consent, direction or approval by the
---------
Required Lenders of any such action or omission, the Lessor shall not have any obligation to follow such direction if the same would, in the Lessor's reasonable judgment, require the Lessor to expend its own funds or expose the Lessor to liability, expense, loss or damages unless and until the

Lenders advance to the Lessor an amount which is sufficient, in the Lessor's reasonable judgment, to cover such liability, expense, loss or damage (excluding the Lessor's pro rata share thereof, if any). Notwithstanding the foregoing, on and after the Release Date, the Lenders shall have no rights to the Leased Property or any proceeds thereof, the Lenders shall have no rights to direct or give consent to any actions with respect to the Leased Property and the proceeds thereof, the Lessor shall have absolute discretion with respect to such exercise of remedies with respect to the Leased Property, and the proceeds thereof, including, without limitation, any foreclosure or sale of the Leased Property, and the Lessor shall have no liability to the Lenders with respect to the Lessor's actions or failure to take any action with respect to the Leased Property.

     SECTION 5  LOAN EVENTS OF DEFAULT; REMEDIES

     SECTION 5.1  Loan Events of Default.  Each of the following events shall
                  ----------------------
constitute a Loan Event of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority) and each such Loan Event of Default shall continue so long as, but only as long as, it shall not have been remedied:

          (a) Lessor shall fail to distribute in accordance with the provisions of Section 3 any amount received by the Lessor pursuant to the Lease or the
        ---------
     Master Agreement within five (5) Business Days of receipt thereof if and to the extent that the Agent or the Lenders are entitled to such amount or a portion thereof; or

          (b) the Lessor shall fail to pay to the Agent, within five (5) Business Days of the Lessor's receipt thereof, any amount which the Lessee or the Guarantor is required, pursuant to the Operative Documents, to pay to the Agent but erroneously pays to the Lessor; or

          (c) failure by the Lessor to perform in any material respect any other covenant or condition herein or in any other Operative Document to which the Lessor is a party, which failure shall continue unremedied for thirty
     (30)
     days after receipt by the Lessor of written notice thereof from the Agent or any Lender; or

          (d) any representation or warranty of the Lessor contained in any Operative Document or in any certificate required to be delivered thereunder shall prove to have been incorrect in a material respect when made and shall not have been cured within thirty (30) days of receipt by the Lessor of written notice thereof from the Agent or any Lender; or

          (e) the Lessor or the General Partner shall become bankrupt or make an assignment for the benefit of creditors or consent to the appointment of a trustee or receiver; or a trustee or a receiver shall be appointed for the Lessor or the General Partner or for substantially all of its property without its consent and shall not be dismissed or stayed within a period of sixty (60) days; or bankruptcy, reorganization or insolvency proceedings shall be instituted by or against the Lessor or the General Partner and, if instituted against the Lessor or the General Partner, shall not be dismissed or stayed for a period of sixty (60) days; or

          (f) any Event of Default shall occur and be continuing.

     SECTION 5.2  Loan Event of Default; Remedies.
                  -------------------------------

     (a) Upon the occurrence of a Loan Event of Default hereunder, (i) if such event is a Loan Event of Default specified in clause (e) of Section 5.1 with
                                              ----------    -----------
respect to the Lessor, automatically the Lenders' Commitments shall terminate and the outstanding principal of, and accrued interest on, the Loans shall be immediately due and payable, and (ii) if such event is any other Loan Event of Default, upon written request of the Required Lenders, the Agent shall, by notice of default to the Lessors, declare the Commitments of the Lenders to be terminated forthwith and the outstanding principal of, and accrued interest on, the Loans to be immediately due and payable, whereupon the Commitments of the Lenders shall immediately terminate and the outstanding principal of, and accrued interest on, the Loans shall become immediately due and payable.

     (b) When a Loan Event of Default exists, the Agent may, and upon the written instructions of the Required Lenders shall, exercise any or all of the rights and powers and pursue any and all of the remedies available to it hereunder, under the Notes, the Mortgage, and the Assignment of Lease and Rents and shall have and may exercise any and all rights and remedies available under the Uniform Commercial Code or any provision of law. When a Loan Event of Default exists, the Agent may, and upon the written instructions of the Required Lenders shall, have the right to exercise all rights of the Lessor under the Lease pursuant to the terms and in the manner provided for in the Mortgage and the Assignment of Lease and Rents.

     (c) Except as expressly provided above, no remedy under this Section 5.2 is
                                                                  -----------
intended to be exclusive, but each shall be cumulative and in addition to any other remedy provided under this Section 5.2 or under the other Operative
                                 -----------
Documents or otherwise available at law or in equity. The exercise by the Agent or any Lender of any one or more of such remedies shall not preclude the simultaneous or later exercise of any other remedy or remedies. No express or implied waiver by the Agent or any Lender of any Loan Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Loan Event of Default. The failure or delay of the Agent or any Lender in exercising any rights granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingencies or similar contingencies and any single or partial exercise of any particular right by the Agent or any Lender shall not exhaust the same or constitute a waiver of any other right provided herein.

     SECTION 6  THE AGENT

     SECTION 6.1  Appointment.  Each Lender hereby irrevocably designates and
                  -----------
appoints the Agent as the agent of such Lender under this Loan Agreement and the other Operative Documents, and each such Lender irrevocably authorizes the Agent, in such capacity, to take such action on its behalf under the provisions of this Loan Agreement and the other Operative Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Loan Agreement and the other Operative

Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Loan Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Loan Agreement or any other Operative Document or otherwise exist against the Agent.

     SECTION 6.2  Delegation of Duties.  The Agent may execute any of its duties
                  --------------------
under this Loan Agreement and the other Operative Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     SECTION 6.3  Exculpatory Provisions.  Neither the Agent nor any of its
                  ----------------------
officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be
(a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Loan Agreement or any other Operative Document (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Lessor, the Guarantor or the Lessee or any officer thereof contained in this Loan Agreement or any other Operative Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Loan Agreement or any other Operative Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Loan Agreement or any other Operative Document or for any failure of the Lessor, the Guarantor or the Lessee to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Loan Agreement or any other Operative Document, or to inspect the properties, books or records of the Lessor, the Guarantor or the Lessee.

     SECTION 6.4  Reliance by Agent.  The Agent shall be entitled to rely, and
                  -----------------
shall be fully protected in relying,
upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Lessor, the Guarantor or the Lessee), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Loan Agreement or any other Operative Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Funding Parties against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Loan Agreement and the other Operative Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes. Subject to the foregoing, and to Section 8.4 of the Master Agreement, the Agent shall take such action with respect to the Operative Documents and the Leased Property as is directed in writing by the Required Lenders, unless the Agent shall reasonably determine that such requested action is contrary to Applicable Law or in violation of the Operative Documents.

     SECTION 6.5  Notice of Default.  The Agent shall not be deemed to have
                  -----------------
knowledge or notice of the occurrence of any Loan Potential Event of Default or Loan Event of Default hereunder unless the Agent has received notice from a Lender referring to this Loan Agreement, describing such Loan Potential Event of Default or Loan Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the other Lenders. The Agent shall take such action with respect to such Loan Potential Event of Default or Loan Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and
                                                      --------
until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Loan Potential Event of Default or Loan Event of Default as it shall deem advisable in the best interests of the Lenders.

     SECTION 6.6  Non-Reliance on Agent and Other Lenders. Each Lender expressly
                  ---------------------------------------
acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Lessor, the Guarantor or the Lessee, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Lessor, the Guarantor and the Lessee and made its own decision to make its Loans hereunder and enter into this Loan Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Loan Agreement and the other Operative Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Lessor, the Guarantor and the Lessee. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Lessor, the Guarantor or the Lessee which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

     SECTION 6.7  Indemnification.  The Lenders agree to indemnify the Agent in
                  ---------------
its capacity as such (to the extent not reimbursed by the Lessee or Guarantor and without limiting the obligation of the Lessee or Guarantor to do so), ratably according to the percentage each Lender's Commitment bears to the total commitments of all of the Lenders on the date on which indemnification is sought under this Section 6.7 (or, if indemnification is
                                     -----------
sought after the date upon which the Lenders' Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with the percentage that each Lender's Commitment bears to the Commitments of all of the Lenders immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of, the Commitments, this Loan Agreement, any of the other Operative Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such
--------
liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct. The agreements in this Section 6.7 shall
                                                         -----------
survive the payment of the Notes and all other amounts payable hereunder.

     SECTION 6.8  Agent in Its Individual Capacity.  The Agent and its
                  --------------------------------
Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Lessor, the Guarantor or the Lessee as though the Agent were not the Agent hereunder and under the other Operative Documents.
With respect to Loans made or renewed by it and any Note issued to it, the Agent shall have the same rights and powers under this Loan Agreement and the other Operative Documents as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity. Each Lender acknowledges that the Agent in its individual capacity has had and continues to have other business relations and transactions with the Lessee.

     SECTION 6.9  Successor Agent.  The Agent may resign as Agent upon 20 days'
                  ---------------
notice to the Lenders, the Lessor and the Lessee. If the Agent shall resign as Agent under this Loan Agreement and the other Operative Documents, then the Required

Lenders shall appoint a successor agent for the Lenders, which successor agent shall be a commercial bank organized under the laws of the United States of America or any State thereof or under the laws of another country which is doing business in the United States of America and having a combined capital, surplus and undivided profits of at least $100,000,000, whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon such appointment and approval, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Loan Agreement or any holders of the Notes. After any retiring Agent's resignation as Agent, all of the provisions of this
Section 6 shall inure to its benefit as to any actions taken or omitted to be
---------
taken by it while it was Agent under this Loan Agreement and the other Operative Documents.

     SECTION 7  MISCELLANEOUS

     SECTION 7.1  Amendments and Waivers. Neither this Loan Agreement, any Note,
                  ----------------------
nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of Section 8.4 of the Master Agreement.

     SECTION 7.2  Notices.  Unless otherwise specified herein, all notices,
                  -------
requests, demands or other communications to or upon the respective parties hereto shall be given in accordance with Section 8.2 of the Master Agreement.

     SECTION 7.3  No Waiver; Cumulative Remedies.  No failure to exercise and no
                  ------------------------------
delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     SECTION 7.4  Successors and Assigns.  This Loan Agreement shall be binding
                  ----------------------
upon and inure to the benefit of the Lessor, the Agent, the Lenders, all future holders of the Notes and their respective successors and permitted assigns.

     SECTION 7.5  Counterparts. This Loan Agreement may be executed by one or
                  ------------
more of the parties to this Loan Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement. A set of the counterparts of this Loan Agreement signed by all the parties hereto shall be lodged with the Lessor and the Agent.

     SECTION 7.6  GOVERNING LAW. THIS LOAN AGREEMENT AND THE NOTES AND THE
                  -------------
RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS LOAN AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF GEORGIA.

     SECTION 7.7  Survival and Termination of Agreement.  All covenants,
                  -------------------------------------
agreements, representations and warranties made herein and in any certificate, document or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Loan Agreement, and the Notes and shall continue in full force and effect so long as any Note or any amount payable to any Lender under or in connection with this Loan Agreement or the Notes is unpaid, at which time this Loan Agreement shall terminate.

     SECTION 7.8  Entire Agreement.  This Loan Agreement and the other Operative
                  ----------------
Documents sets forth the entire agreement of the parties hereto with respect to its subject matter, and supersedes all previous understandings, written or oral, with respect thereto.

     SECTION 7.9  Severability. Any provision of this Loan Agreement or of the
                  ------------
Notes which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof or affecting the validity, enforceability or legality of any such provision in any other jurisdiction.

     IN WITNESS THEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                             SUNTRUST BANK, ATLANTA, as Agent



                                             By:  ____________________________
                                             Name Printed: ___________________
                                             Title: __________________________

                                      S-1                         LOAN AGREEMENT

                                             ATLANTIC FINANCIAL GROUP, LTD., as
                                             Lessor and Borrower


                                             By:  Atlantic Financial Managers,
                                             Inc., its General Partner


                                                  By:  _________________________
                                                  Name Printed: ________________
                                                  Title: _______________________

                                      S-2                         LOAN AGREEMENT

                                             SUNTRUST BANK, ATLANTA,
                                             as a Lender


                                             By:  ____________________________
                                             Name Printed: ___________________
                                             Title: __________________________


                                             THE FIRST NATIONAL BANK OF CHICAGO,
                                             as a Lender


                                             By:  ____________________________
                                             Name Printed: ___________________
                                             Title: __________________________




                                             ABN AMRO BANK, N.V., as a Lender



                                             By:  ____________________________
                                             Name Printed: ___________________
                                             Title: __________________________



                                             By:  ____________________________
                                             Name Printed: ___________________
                                             Title: __________________________



                                             BANKBOSTON, N.A., as a Lender


                                             By:  ____________________________
                                             Name Printed: ___________________
                                             Title: __________________________

                                      S-3                         LOAN AGREEMENT

================================================================================




                          CONSTRUCTION AGENCY AGREEMENT

                          dated as of February 26, 1998


                                      among


                         ATLANTIC FINANCIAL GROUP, LTD.


                                       and


                             STERLING COMMERCE, INC.
                             as Construction Agent



================================================================================

                                TABLE OF CONTENTS

ARTICLE I   DEFINITIONS .................................................... 2

     1.1.   Defined Terms .................................................. 2

ARTICLE II  APPOINTMENT OF CONSTRUCTION AGENT .............................. 2

     2.1.   Appointment .................................................... 2
     2.2.   Acceptance; Construction ....................................... 2
     2.3.   Commencement of Construction ................................... 2
     2.4.   Term ........................................................... 2
     2.5.   Construction Documents ......................................... 3
     2.6.   Scope of Authority ............................................. 3
     2.7.   Covenants of the Construction Agent ............................ 4

ARTICLE III THE BUILDING ................................................... 5

     3.1.   Construction ................................................... 5
     3.2.   Amendments; Modifications ...................................... 5
     3.3.   Casualty, Condemnation and Construction Force
            Majeure Events ................................................. 5

ARTICLE IV  PAYMENT OF FUNDS ............................................... 6

     4.1.   Funding of Property Acquisition Costs and Property
            Buildings Costs ................................................ 6

ARTICLE V   CONSTRUCTION AGENCY EVENTS OF DEFAULT .......................... 6

     5.1.   Construction Agency Events of Default .......................... 6
     5.2.   Damages ........................................................ 7
     5.3.   Remedies; Remedies Cumulative .................................. 7

ARTICLE VI  NO CONSTRUCTION AGENCY FEE ..................................... 8

     6.1.   Lease as Fulfillment of Lessor's Obligations ................... 8

ARTICLE VII LESSOR'S RIGHTS; CONSTRUCTION AGENT'S RIGHTS ................... 8

     7.1.   Exercise of the Lessor's Rights ................................ 8
     7.2.   Lessor's Right to Cure Construction Agent's
            Defaults ....................................................... 8

ARTICLE VIII MISCELLANEOUS ................................................. 8

     8.1.   Notices ........................................................ 8

     8.2.   Successors and Assigns ......................................... 9
     8.3.   GOVERNING LAW .................................................. 9
     8.4.   Amendments and Waivers ......................................... 9
     8.5.   Counterparts ................................................... 9
     8.6.   Severability ................................................... 9
     8.7.   Headings and Table of Contents ................................. 9

                          CONSTRUCTION AGENCY AGREEMENT
                          -----------------------------

         CONSTRUCTION AGENCY AGREEMENT, dated as of February 26, 1998 (as amended, supplemented or otherwise modified from time to time, this "Agreement"), between ATLANTIC FINANCIAL GROUP, LTD., a Texas limited
 ---------
partnership, (the "Lessor"), and STERLING COMMERCE, INC., a Delaware corporation
                   ------
(in its capacity as construction agent, the "Construction Agent").
                                             ------------------


                              PRELIMINARY STATEMENT

         A. Sterling Commerce, Inc., as lessee (the "Lessee"), and Lessor, as
                                                     ------
lessor, are parties to that certain Lease Agreement, dated as of February 26, 1998 (as amended, supplemented or otherwise modified from time to time pursuant thereto, the "Lease"), pursuant to which the Lessee has agreed to lease from
              -----
Lessor, and Lessor have agreed to lease to Lessee, Lessor's interests in the Leased Property.

         B. Lessor, the Lessee, the Lenders signatory thereto and SunTrust Bank, Atlanta, as agent for such Lenders (in such capacity, the "Agent") are parties
                                                           -----
to that certain Master Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time pursuant thereto, the "Master Agreement").
 ----------------

         C. Subject to the terms and conditions hereof, (i) the Lessor desires to appoint the Construction Agent as its sole and exclusive agent for the identification and acquisition of the Land pursuant to the Master Agreement and to cause the construction of the Building in accordance with the Plans and Specifications and pursuant to the Master Agreement and this Agreement, and (ii) the Construction Agent desires, for the benefit of the Lessor, to cause the Building to be constructed in accordance with the Plans and Specifications and pursuant to the Master Agreement and this Agreement, in each case in accordance with the terms herein set forth.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         1.1. Defined Terms. Capitalized terms used but not otherwise defined in
              -------------
this Agreement shall have the meanings set forth in the Master Agreement.


                                   ARTICLE II

                        APPOINTMENT OF CONSTRUCTION AGENT

         2.1. Appointment. Pursuant to and subject to the terms and conditions
              -----------
set forth herein and in the Master Agreement and the other Operative Documents, the Lessor hereby irrevocably designates and appoints the Construction Agent as its exclusive agent for the identification and acquisition of the Land to be acquired by the Lessor and to cause the construction of the Building on such Land in substantial accordance with the Plans and Specifications and in substantial compliance in all material respects with all Requirements of Law and insurance requirements.

         2.2. Acceptance; Construction. The Construction Agent hereby
              ------------------------
unconditionally accepts the designation and appointment as Construction Agent. The Construction Agent will cause the Building to be constructed on the Land in substantial accordance with the Plans and Specifications and in substantial compliance in all material respects with all Requirements of Law and insurance requirements.

         2.3. Commencement of Construction. Subject to Construction Force
              ----------------------------
Majeure Events, the Construction Agent hereby agrees, unconditionally and for the benefit of the Lessor, to cause the commencement of construction of the Building on the Land as soon as is practicable after the Closing Date. For purposes hereof, construction of a Building shall be deemed to commence on the date (the "Construction
           ------------

Commencement Date") on which excavation for the foundation for the Building
-----------------
commences. Without limiting the foregoing, no phase of such construction shall be undertaken until all permits required for such phase have been issued therefor.

        2.4. Term. This Agreement shall commence on the date hereof and shall
             ----
terminate upon the first to occur of:

             (a) payment by the Lessee of the Lease Balance and termination of the Lease in accordance therewith;

             (b) the expiration or earlier termination of the Lease; and

             (c) termination of this Agreement pursuant to Article V hereof.
                                                           ---------

         2.5. Construction Documents. The Construction Agent may execute any of
              ----------------------
its duties and obligations under this Agreement by or through agents, contractors, employees or attorneys-in-fact, and the Construction Agent shall enter into such agreements with architects and contractors as the Construction Agent deems necessary or desirable for the construction of the Building pursuant hereto (the "Construction Documents"); provided, however, that no such
             ----------------------    --------  -------
delegation shall limit or reduce in any way the Construction Agent's duties and obligations under this Agreement; provided, further, that contemporaneously with
                                  --------  -------
the execution and delivery of a Construction Document, the Construction Agent will execute and deliver to the Lessor the Security Agreement and Assignment, pursuant to which the Construction Agent assigns to the Lessor (who in turn will assign to the Agent), among other things, all of the Construction Agent's rights under and interests in such Construction Documents.

         2.6. Scope of Authority. (a) Subject to the terms, conditions,
              ------------------
restrictions and limitations set forth in the Operative Documents, the Lessor hereby expressly authorizes the Construction Agent, or any agent or contractor of the Construction Agent, and the Construction Agent unconditionally agrees, for the benefit of the Lessor, to take all action necessary or desirable for the performance and satisfaction of all of the Construction Agent's obligations hereunder with respect to the Leased Property acquired by the Lessor. The parties hereto acknowledge that the Construction Agent is not a general contractor, and that the Construction Agent intends to cause the construction of the Building by entering into and enforcing one or more construction contracts with one or more general contractors.

         (b) Neither the Construction Agent nor any of its Affiliates or agents shall enter into any contract which would, directly or indirectly, impose any liability or obligation on the Lessor unless such contract expressly contains an acknowledgment by the other party or parties thereto that the obligations of the Lessor are non-recourse, and that the Lessor shall have no personal liability with respect to such obligations. Subject to the foregoing, the Lessor shall execute such documents and take such other actions as the Construction Agent shall reasonably request, at the Construction Agent's expense, to permit the Construction Agent to perform its duties hereunder.

         (c) Subject to the terms and conditions of this Agreement and the other Operative Documents, the Construction Agent shall have sole management and control over the construction means, methods, sequences and procedures with respect to the construction of the Building.

         2.7. Covenants of the Construction Agent. The Construction Agent hereby
              -----------------------------------
covenants and agrees that it will:

              (a) following the Construction Commencement Date, cause construction of the Building on the Land to be prosecuted diligently and without undue interruption substantially in accordance with the Plans and Specifications and in substantial compliance in all material respects with all Requirements of Law and insurance requirements;

              (b) notify the Lessor and the Agent in writing not less than five
        (5) Business Days after the occurrence of each Construction Force Majeure Event;

              (c) take all reasonable and practical steps to minimize the disruption of the construction process arising from Construction Force Majeure Events;

              (d) take all reasonable and practical steps to cause the Completion Date to occur on or prior to the Scheduled Construction Termination Date, and cause all Liens (including, without limitation, Liens or claims for materials supplied or labor or services performed in connection with the construction of the Building), other than Permitted Liens and Lessor Liens, to be discharged;

              (e) following the Completion Date, cause all outstanding punch list items with respect to the Building to be completed within sixty
        (60) days after said Completion Date; and

              (f) at all times during construction of the Building, cause all title to all personalty financed by the Lessor on or within the Leased Property to be and remain vested in the Lessor and cause to be on file with the applicable filing office all necessary documents under Article 9 of the Uniform Commercial Code to perfect such title free of all Liens other than Permitted Liens and Lessor Liens, it being understood and acknowledged that such Lessor's rights, title and interest in and to said personalty have been assigned to the Agent pursuant to the Operative Documents.


                                   ARTICLE III

                                  THE BUILDING

         3.1. Construction. The Construction Agent shall cause the Building to
              ------------
be constructed, equipped, maintained and used in substantial compliance in all material respects with all Requirements of Law and insurance requirements.

         3.2. Amendments; Modifications. The Construction Agent may, subject to
              -------------------------
the conditions, restrictions and limitations set forth herein and in the Operative Documents (but not otherwise), at any time during the term hereof revise, amend or modify the Plans and Specifications without the consent of the Lessor; provided, however, that the Lessor's prior written consent will be required in
--------  -------
the following instances: (x) such revision, amendment or modification would result in the Completion Date of the Building occurring after the Scheduled Construction Termination Date, or (y) such revision, amendment or modification would result in the cost for the Leased Property exceeding the then remaining Commitments, or (z) the aggregate effect of such revision, amendment or modification, when taken together with any previous or contemporaneous revision, amendment or modification to the Plans and Specifications, would be to reduce the Fair Market Sales Value of the Leased Property in a material respect when completed.

         3.3. Casualty, Condemnation and Construction Force Majeure Events. If
              ------------------------------------------------------------
at any time prior to the Completion Date with respect to the Building there occurs a Casualty or a Construction Force Majeure Event or the Lessor or the Construction Agent receives notice of a Condemnation, then, except as otherwise provided in the Lease, in each case the Construction Agent shall promptly and diligently take all reasonable and practical steps to complete the construction of the Building substantially in accordance with the Plans and Specifications and with the terms hereof, and cause the Completion Date to occur on or prior to the Scheduled Construction Termination Date.


                                   ARTICLE IV

                                PAYMENT OF FUNDS

         4.1. Funding of Property Acquisition Costs and Property Buildings
              ------------------------------------------------------------
Costs. (a) In connection with the acquisition of the Land and during the course
-----
of the construction of the Building, the Construction Agent may request that the Lessor advance funds for the payment of acquisition, transaction and closing costs or property improvements costs, and the Lessor will comply with such request to the extent provided for under, and subject to the conditions, restrictions and limitations contained in, the Master Agreement and the other Operative Documents.

         (b) The proceeds of any funds made available to the Lessor to pay acquisition, transaction and closing costs or improvements costs shall be made available to the Construction Agent in accordance with the Funding Request relating thereto and the terms of the Master Agreement. The Construction Agent will use such proceeds only to pay the acquisition, transaction and closing costs or improvements costs for Leased Property.

                                    ARTICLE V

                      CONSTRUCTION AGENCY EVENTS OF DEFAULT

         5.1. Construction Agency Events of Default. If any one or more of the
              -------------------------------------
following events (each a "Construction Agency Event of Default") shall occur and
                          ------------------------------------
be continuing:

            (a) the Construction Agent fails to apply any funds paid by, or on behalf of, the Lessor to the Construction Agent for the acquisition of the Land and the construction of the Building to the payment of acquisition, transaction and closing costs or improvements costs for the Leased Property;

            (b) subject to Construction Force Majeure Events, the Construction Commencement Date shall fail to occur for any reason on or prior to the date that is 6 months after the Closing Date;

            (c) the Completion Date shall fail to occur for any reason on or prior to the Funding Termination Date;

            (d) any Lease Event of Default shall have occurred and be continuing; or

            (e) the Construction Agent shall fail to observe or perform any term, covenant or condition of this Agreement (except those specified in clauses (a) through (d) above), and such failure shall remain uncured
        -----------         ---
        for a period of thirty (30) days after notice thereof to the Construction Agent; provided, however, no Construction Agency Event of
                            --------  -------
        Default shall be deemed to occur if such failure or breach cannot reasonably be cured within such period, so long as the Construction Agent shall have promptly commenced the cure thereof and continues to act with diligence to cure such failure or breach and such failure or breach is cured within 120 days after notice thereof to the Construction Agent;

then, in any such event, the Lessor may, in addition to the other rights and remedies provided for in this Article, immediately terminate this Agreement by giving the Construction Agent written notice of such termination, and upon the giving of such notice, this Agreement shall terminate and all rights of the Construction Agent and all obligations of the Lessor under this Agreement shall cease. The Construction Agent shall pay upon demand all reasonable costs, expenses, losses, expenditures and damages (including, without limitation, reasonable attorneys' fees and disbursements) actually incurred by or on behalf of the Lessor in connection with any Construction Agency Event of Default.

         5.2. Damages. The termination of this Agreement pursuant to Section 5.1
              -------                                                -----------
shall in no event relieve the Construction Agent of its liability and obligations hereunder, all of which shall survive any such termination.

         5.3. Remedies; Remedies Cumulative.  (a)  If a Construction Agency
              -----------------------------
Event of Default shall have occurred and be continuing, the Lessor shall have all rights and remedies available under the Operative Documents or available at law, equity or otherwise.

           (b) No failure to exercise and no delay in exercising, on the part of the Lessor, any right, remedy, power or privilege under this Agreement or under the other Operative Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                                   ARTICLE VI

                           NO CONSTRUCTION AGENCY FEE

         6.1. Lease as Fulfillment of Lessor's Obligations. All obligations,
              --------------------------------------------
duties and requirements imposed upon or allocated to the Construction Agent shall be performed by the Construction Agent at the Construction's Agent's sole cost and expense, and the Construction Agent will not be entitled to, and the Lessor shall not have any obligation to pay, any agency fee or other fee or compensation, and the Construction Agent shall not be entitled to, and the Lessor shall not have any obligation to make or pay, any reimbursement therefor, it being understood that this Agreement is being entered into as consideration for and as an inducement to the Lessor entering into the Lease and the other Operative Documents.


                                   ARTICLE VII

                  LESSOR'S RIGHTS; CONSTRUCTION AGENT'S RIGHTS

         7.1. Exercise of the Lessor's Rights. The Construction Agent hereby
              -------------------------------
acknowledges and agrees that the rights and powers of the Lessor under this Agreement have been assigned to and may be exercised by the Agent so long as the Loan Agreement is outstanding.

         7.2. Lessor's Right to Cure Construction Agent's Defaults. The Lessor,
              ----------------------------------------------------
without waiving or releasing any obligation or Construction Agency Event of Default, may (but shall be under no obligation to) remedy any Construction Agency Event of Default for the account of and at the sole cost and expense of the Construction Agent. All reasonable out of pocket costs and expenses so incurred (including actual and reasonable fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by the Lessor, shall be paid by the Construction Agent to the Lessor on demand.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         8.1. Notices. All notices, consents, directions, approvals,
              -------
instructions, requests, demands and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing in the manner provided in, shall be sent to the respective addresses set forth in, and the effectiveness thereof shall be governed by the provisions of, Section 8.2 of the Master Agreement.

         8.2. Successors and Assigns. This Agreement shall be binding upon and
              ----------------------
inure to the benefit of the Lessor, the Construction Agent and their respective legal representatives, successors and permitted assigns. The Construction Agent shall not assign its rights or obligations hereunder without the prior written consent of the Lessor and the Agent.

         8.3. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF
              -------------
THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         8.4. Amendments and Waivers. The Lessor and the Construction Agent may
              ----------------------
from time to time, enter into written amendments, supplements or modifications hereto.

         8.5. Counterparts. This Agreement may be executed on any number of
              ------------
separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

         8.6. Severability. Any provision of this Agreement which is prohibited
              ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         8.7. Headings and Table of Contents. The headings and table of contents
              ------------------------------
contained in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                          STERLING COMMERCE, INC.



                                          By____________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                          ATLANTIC FINANCIAL GROUP, LTD.

                                          By:  Atlantic Financial Managers,
                                               Inc., its General Partner


                                          By____________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                                                  CONSTRUCTION
                                                                AGENCY AGREEMENT

                                  APPENDIX A
                                      to
                           Master Agreement, Lease,
               Loan Agreement and Construction Agency Agreement

                        DEFINITIONS AND INTERPRETATION

    A.  Interpretation. In each Operative Document, unless a clear contrary
        --------------
intention appears:

        (i)   the singular number includes the plural number and vice versa;
                                                                 ---- -----

        (ii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Operative Documents;

        (iii) reference to any gender includes each other gender;

        (iv) reference to any agreement (including any Operative Document), document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Operative Documents and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor;

        (v) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

        (vi)  reference in any Operative Document to any Article, Section,
                                                         -------  -------
    Appendix, Schedule or Exhibit means
    --------  --------    -------
    such Article or Section thereof or Appendix, Schedule or Exhibit thereto;
         -------    -------            --------  --------    -------

        (vii) "hereunder", "hereof", "hereto" and words of similar import shall be deemed references to an Operative Document as a whole and not to any particular Article, Section or other provision hereof;
               -------  -------

        (viii) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term;

        (ix)   "or" is not exclusive; and

        (x) relative to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding".

    B.  Accounting Terms. In each Operative Document, unless expressly otherwise
        ----------------
provided, accounting terms shall be construed and interpreted, and accounting determinations and computations shall be made, in accordance with GAAP as in effect from time to time, applied on a basis consistent (except for changes agreed to by the Lessee's independent public accountants) with the most recent audited consolidated financial statements of the Lessee and its Subsidiaries; provided, however, that if any change in generally accepted accounting
--------  -------
principles occurring after the Balance Sheet Date in itself materially affects the calculation or definition of Capitalized Computer Software Costs, Consolidated Current Assets, Consolidated Current Liabilities, Consolidated Earnings Before Interest and Taxes, Consolidated Earnings Before Interest, Taxes, Depreciation and Amortization, Consolidated Net Income, Consolidated Total Assets, Consolidated Total Liabilities, Interest Charges or Total Revenues, the Lessee may, by notice to the Agent, or the Agent (on its own or at the request of the Required Lenders) may by notice to the Lessee, require that Capitalized Computer Software Costs, Consolidated Current Assets, Consolidated Current Liabilities, Consolidated Earnings Before Interest and Taxes, Consolidated Earnings Before Interest, Taxes, Depreciation and Amortization, Consolidated Net Income, Consolidated Total Assets, Consolidated Total Liabilities, Interests Charges and Total Revenue, as the case may be, thereafter be calculated in accordance with generally accepted accounting principles as in effect and applied by the Lessee immediately before such change in generally accepted accounting principles occurs. If such notice is given the Compliance Certificate delivered pursuant to the Master Agreement after such change occurs shall be accompanied by reconciliations of the difference between the calculation set forth herein and a calculation made in accordance with generally accepted accounting principles as in effect from time to time after such change occurs.

    C. Conflict in Operative Documents. If there is any conflict between any
       -------------------------------
Operative Documents, such Operative Document shall be interpreted and construed, if possible, so as to avoid or minimize such conflict but, to the extent (and only to the extent) of such conflict, the Master Agreement shall prevail and control.

    D. Legal Representation of the Parties. The Operative Documents were
       -----------------------------------
negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring the Operative Document to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.

    E. Defined Terms. Unless a clear contrary intention appears, terms defined
       -------------
herein have the respective indicated meanings when used in each Operative Document.

    "A Loan" means the A Percentage of the aggregate Fundings made pursuant to
     ------
the Loan Agreement and the Master Agreement.

    "A Note" is defined in Section 2.2 of the Loan Agreement.
     ------

    "A Percentage" means 85%.
     ------------

    "Address" means with respect to any Person, its address set forth in
     -------
Schedule 8.2 to the Master Agreement or such other address as it shall have identified to the parties to the Master Agreement in writing.

    "Affiliate" of the Lessee or its Subsidiaries shall mean any Person that
     ---------
would be considered to be an affiliate company under Rule 144(a) of the Rules and Regulations of the SEC, as in effect on the date hereof, if the Lessee were issuing securities, and of any other Person shall mean any other

Person directly or indirectly controlling, controlled by or under common control with, such Person. For purposes of this definition, the term "control"
                                                              -------
(including the correlative meanings of the terms "controlling," "controlled by"
                                                  -----------    -------------
and "under common control with"), as used with respect to any Person, shall mean
     -------------------------
the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise, provided (but without limiting the foregoing) that no pledge of voting securities of any Person without the current right to exercise voting rights with respect thereto shall by itself be deemed to constitute control over such Person.

    "After-Tax Basis" means (a) with respect to any payment to be received by an
     ---------------
Indemnitee (which, for purposes of this definition, shall include any Tax Indemnitee), the amount of such payment supplemented by a further payment or payments so that, after deducting from such payments the amount of all Taxes (net of any current credits, deductions or other Tax benefits arising from the payment by the Indemnitee of any amount, including Taxes, for which the payment to be received is made) imposed currently on the Indemnitee by any Governmental Authority or taxing authority with respect to such payments, the balance of such payments shall be equal to the original payment to be received and (b) with respect to any payment to be made by any Indemnitee, the amount of such payment supplemented by a further payment or payments so that, after increasing such payment by the amount of any current credits, deductions or other Tax benefits realized by the Indemnitee under the laws of any Governmental Authority or taxing authority resulting from the making of such payments, the sum of such payments (net of such credits, deductions or benefits) shall be equal to the original payment to be made; provided, however, for the purposes of this
                             --------  -------
definition, and for purposes of any payment to be made to either the Lessee or an Indemnitee on an after-tax basis, it shall be assumed that (i) federal, state and local taxes are payable at the highest combined marginal federal and state statutory income tax rate (taking into account the deductibility of state income taxes for federal income tax purposes) applicable to corporations from time to time and (ii) such Indemnitee or the Lessee has sufficient income to utilize any deductions, credits (other than foreign tax credits, the use of which shall be determined on an actual basis) and other Tax benefits arising from any payments described in clause (b) of this definition.
   ----------

    "Agent" means SunTrust Bank, Atlanta, a Georgia banking corporation, in its
     -----
capacity as agent under the Master Agreement and the Loan Agreement, or such successor agent appointed pursuant to the Master Agreement and the Loan Agreement.

    "Alterations" means fixtures, alterations, improvements, modifications and
     -----------
additions to the Leased Property.

    "Alternative Rate" means, for any period, an interest rate per annum equal
     ----------------
to the rate of interest most recently announced by the Agent from time to time as its "prime rate" (or other comparable reference rate) for calculating interest on certain loans of varying maturities in United States dollars to United States residents of various degrees of creditworthiness, which need not be the lowest interest rate charged by the Agent. If such prime rate or equivalent of the Agent changes from time to time after the date hereof, the Alternative Rate shall be automatically increased or decreased, as the case may be, without notice to the Lessee as of the effective time of each change in such prime lending rate or equivalent.

    "Alternative Rate Advance" means that portion of the Funded Amounts bearing
     ------------------------
interest at the Alternative Rate.

    "Applicable Law" means all existing and future applicable laws (including
     --------------
Environmental Laws), rules, regulations (including temporary and final income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by, any Governmental Authority, and applicable judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including those pertaining to health, safety or the environment (including, without limitation, wetlands) and those pertaining to the construction, use or occupancy of any Leased Property) and any restrictive covenant or deed restriction or easement of record affecting any Leased Property.

    "Applicable Margin" means (i) 0.25% if, and for the period that, the Cash
     -----------------
Collateral Account is fully funded in an amount at least equal to the outstanding principal of the A Loans and (ii) 0.625% in all other cases.

    "Appraisal" is defined in Section 3.1(a)(xii) of the Master Agreement.
     ---------

    "Appraiser" means an MAI appraiser reasonably satisfactory to the Agent and
     ---------
the Lessor.

    "Approved Investments" means Investments permitted pursuant to Section 5.21
     --------------------
of the Master Agreement.

    "Architect" means the architect engaged in connection with the construction
     ---------
of the Building, who may be an employee of the General Contractor.

    "Architect's Agreement" means the architectural services agreement, if any,
     ---------------------
between the Lessee and the Architect.

    "Assignment of Lease and Rents" means the Assignment of Lease and Rents,
     -----------------------------
dated as of the Closing Date, from the Lessor to the Agent, substantially in the form of Exhibit B to the Master Agreement.

    "Awards" means any award or payment received by or payable to the Lessor or
     ------
the Lessee on account of any Condemnation or Event of Taking (less the actual costs, fees and expenses incurred in the collection thereof, for which the Person incurring the same shall be reimbursed from such award or payment).

    "B Loan" means the B Percentage of the aggregate Fundings made pursuant to
     ------
the Loan Agreement and the Master Agreement.

    "B Note" is defined in Section 2.2 of the Loan Agreement.
     ------

    "B Percentage" means 11.5%.
     ------------

    "Balance Sheet Date" means September 30, 1997.
     ------------------

    "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended from
     ---------------
time to time, or any similar federal or state law for the relief of debtors.

    "Banks" means the banks from time to time party to the Credit Agreement.
     -----

    "Base Term" means (a) the period commencing on the Closing Date and ending
     ---------
on the fifth (5th) anniversary of the Closing Date (or the fifth anniversary of the Completion Date, if Lessee has extended the Lease Term pursuant to the first sentence of Section 14.9 of the Lease) or (b) such shorter period as may result from earlier termination of the Lease as provided therein.

    "Basic Rent" means the rent payable pursuant to Section 3.1 of the Lease,
     ----------
determined in accordance with the following: each installment of Basic Rent payable on any Payment Date shall be in an amount equal to the sum of (i) the interest accrued on the Loans during the Rent Period ending on such Payment Date pursuant to the Loan Agreement, plus (ii) the Yield accrued during the Rent
                                ----
Period ending on such Payment Date.

    "Board of Directors", with respect to a corporation, means either the Board
     ------------------
of Directors or any duly authorized committee of that Board which pursuant to the by-laws or resolutions of such corporation has the same authority as that Board as to the matter at issue.

    "Building" means the buildings, structures and improvements located or to be
     --------
located on the Land, along with all fixtures used or useful in connection with the operation of the Leased Property, including, without limitation, all furnaces, boilers, compressors, elevators, fittings, pipings, connectives, conduits, ducts, partitions, equipment and apparatus of every kind and description now or hereafter affixed or attached or used or useful in connection with the Building, all equipment financed by the Lessor and/or the Lenders and all Alterations (including all restorations, repairs, replacements and rebuilding of such buildings, improvements and structures) thereto (but in each case excluding trade fixtures and equipment financed other than by the Lessor or the Lenders).

    "Business Day" means any day other than a Saturday, Sunday or other day on
     ------------
which banks are required or authorized to be closed for business in Atlanta, Georgia and Dallas, Texas and, when dealing in the Eurodollar Interbank Market as contemplated by the Operative Documents, also a day which is a Eurodollar Business Day.

    "Capitalized Computer Software Costs" means, for any fiscal period of the
     -----------------------------------
Lessee, the production costs for the development of computer software to be sold, leased or otherwise marketed which have been capitalized in accordance with generally accepted accounting principles and which otherwise would have been an expense in determining Consolidated Earnings Before Interest and Taxes.

    "Cash and Cash Equivalents" means cash and cash equivalents as defined by,
     -------------------------
and determined in accordance with, GAAP.

    "Cash Collateral Account" is defined in Section 2.3(d) of the Master
     -----------------------
Agreement.

    "Casualty" means an event of damage or casualty relating to all or part of
     --------
the Leased Property that does not constitute an Event of Loss.

    "Claims" means liabilities, obligations, damages, losses, demands,
     ------
penalties, fines, claims, actions, suits, judgments, proceedings, settlements, utility charges, reasonable costs, reasonable expenses and reasonable disbursements (including, without limitation, reasonable legal fees and expenses) of any kind and nature whatsoever.

    "Closing Date" means the date on which the initial Funding occurs under the
     ------------
Master Agreement.

    "Code" means the Internal Revenue Code of 1986, as amended, and in effect
     ----
from time to time.

    "Commerce Accounts Receivable" means amounts receivable for products
     ----------------------------
licensed or leased, or for product support and services provided, by any of the Commerce Companies.

    "Commerce Accounts Receivable Agreement Party(ies)" means those entities
     ------------------------------------------------
(other than any of the Commerce Companies) which are party to the Commerce Accounts Receivable Agreements.

    "Commerce Accounts Receivable Agreements" means those agreements set forth
     ---------------------------------------
on Schedule 1.2 to the Master Agreement, together with any agreement between any
   ------------
Commerce Subsidiary and another entity pursuant to which such entity agrees to purchase Commerce Accounts Receivable of such Commerce Subsidiary.

    "Commerce Accounts Receivable Guaranties" means the guaranty agreements
     ---------------------------------------
issued in connection with the Commerce Accounts Receivable Agreements and set forth on Schedule 1.3 to the Master Agreement, together with any guaranty issued
         ------------
by the Lessee in favor of a Commerce Accounts Receivable Agreement Party pursuant to which the Lessee guaranties the obligations of any of the Commerce Subsidiaries under any of the Commerce Receivable Agreements.

    "Commerce Companies" means collectively, the Lessee, the Commerce
     ------------------
Subsidiaries and the Non-Guarantor Subsidiaries.

    "Commerce Subsidiaries" means collectively, those Subsidiaries of the Lessee
     ---------------------
or any of the Lessee's Subsidiaries listed on Schedule 1.4 to the Master
                                              ------------
Agreement, and any other Subsidiary of the Lessee or any of its Subsidiaries which (i) is acquired or created subsequent to the date hereof, (ii) is organized under the laws of the District of Columbia or of any state of the United States, (iii) has its principal place of business in the United States,
(iv) does not do business exclusively outside the United States; and (v) is a party to and guarantor under the Subsidiary Guaranty.

    "Commitment" means as to each Funding Party, its obligation to make Fundings
     ----------
as investments in the Leased Property, or to make Loans to the Lessor, as the case may be, in an aggregate amount not to exceed at any one time outstanding the amount set forth for such Funding Party on Schedule 2.2 to the Master
                                               ------------
Agreement (as it may be adjusted from time to time pursuant to Section 6 of the Master Agreement).

    "Commitment Percentage" means as to any Funding Party, at a particular time,
     ---------------------
the percentage of the aggregate Commitments in effect at such time constituted by such Funding Party's Commitment, as such percentage is shown for such Funding Party on Schedule 2.2 to the Master Agreement (as it may be adjusted
         ------------
from time to time pursuant to Section 6 of the Master Agreement).

    "Completion Date" means the Business Day on which the conditions specified
     ---------------
in Section 3.4 of the Master Agreement have been satisfied with respect to the Leased Property.

    "Compliance Certificate" is defined in Section 5.3(c) of the Master
     ----------------------
Agreement.

    "Condemnation" means any condemnation, requisition, confiscation, seizure or
     ------------
other taking or sale of the use, occupancy or title to the Leased Property or any part thereof in, by or on account of any actual eminent domain proceeding or other action by any Governmental Authority or other Person under the power of eminent domain, which in any case does not constitute an Event of Taking. A Condemnation shall be deemed to have "occurred" on the earliest of the dates that use, occupancy or title is taken.

    "Consolidated or consolidated" means, with reference to any term defined
     ------------ -- ------------
herein, shall mean that term as applied to the financial statements of the Lessee and all of its Subsidiaries, consolidated in accordance with generally accepted accounting principles.

    "Consolidated Current Assets" means all assets of the Lessee and its
     ---------------------------
Subsidiaries on a consolidated basis that, in accordance with generally accepted accounting principles, are properly classified as current assets.

    "Consolidated Current Liabilities" means all liabilities of the Lessee and
     --------------------------------
its Subsidiaries on a consolidated basis which may properly be classified as current liabilities in accordance with generally accepted accounting principles.

    "Consolidated Earnings Before Interest and Taxes" means for any particular
     -----------------------------------------------
fiscal period, the consolidated income (or loss) of the Lessee and its Subsidiaries before restructuring charges, extraordinary items and other non-operating acquisition-related charges, non-cash research and development write-offs, interest expense and income taxes, determined in accordance with generally accepted accounting principles.

    "Consolidated Earnings Before Interest, Taxes, Depreciation and
     --------------------------------------------------------------
Amortization" means, for any fiscal period, the consolidated income (or loss) of
------------
the Lessee and its Subsidiaries before restructuring charges, extraordinary items and other non-operating acquisition-related charges, interest expenses, income taxes, non-cash research and development write-offs, depreciation and amortization, determined in accordance with generally accepted accounting principles.

    "Consolidated Net Income" means, with respect to any particular fiscal
     -----------------------
period, the consolidated net income (or net loss) of the Lessee and its Subsidiaries for such period, determined in accordance with generally accepted accounting principles.

    "Consolidated Total Assets" means the sum of (a) the consolidated assets of
     -------------------------
the Lessee and its Subsidiaries, as determined in accordance with generally accepted accounting principles with generally accepted accounting principles, plus (b) without duplication, all assets leased by the Lessee or any Subsidiary
----
as lessee under any synthetic lease (including the Lease) referred to in clause
(c) of the definition of the term "Indebtedness", to the extent that such assets would have been consolidated balance sheet assets had such synthetic lease been treated for accounting purposes as a capitalized lease.

    "Consolidated Total Liabilities" means the consolidated liabilities of the
     ------------------------------
Lessee and its Subsidiaries, determined in accordance with generally accepted accounting principles.

    "Construction" means the construction of the Building pursuant to the Plans
     ------------
and Specifications.

    "Construction Agency Agreement" means the Construction Agency Agreement,
     -----------------------------
dated as of February 26, 1998, between the Lessee and the Lessor.

    "Construction Agency Agreement Event of Default" is defined in Section 5.1
     ----------------------------------------------                -----------
of the Construction Agency Agreement.

    "Construction Agent" means the Lessee in its capacity as construction agent
     ------------------
pursuant to the Construction Agency Agreement.

    "Construction Conditions" means the conditions set forth in Section 3.4 of
     -----------------------
the Master Agreement.

    "Construction Contract" means that certain construction contract, if any,
     ---------------------
between the Lessee and a General Contractor for the construction of the Building, provided that such contract shall be assigned by the Lessee to the Lessor, and such assignment shall be consented to by such General Contractor, pursuant to an assignment of such construction contract substantially in the form of the Security Agreement and Assignment set forth as Exhibit D to the Master Agreement.

    "Construction Force Majeure Event" means:
     --------------------------------

    (a) an act of God arising after the Closing Date, or

    (b) any change in any state or local law, regulation or other legal requirement arising after the Closing Date and relating to the use of the Land or the construction of a building on the Land, or

    (c) strikes, lockouts, labor troubles, unavailability of materials, riots, insurrections or other causes beyond the Lessee's control which prevents the Lessee from completing the Construction prior to the Scheduled Construction Termination Date and which could not have been avoided or which cannot be remedied by the Lessee through the exercise of all commercially reasonable efforts or the reasonable expenditure of funds and, in the case of
(b) above, the existence or potentiality of which was not known to, and could not have been discovered prior to the Closing Date through the exercise of due diligence by, the Lessee.

    "Construction Term" means the period commencing on the Closing Date and
     -----------------
ending on the Construction Term Expiration Date, or such shorter period as may result from earlier termination of the Lease as provided therein.

    "Construction Term Expiration Date" means the earliest of the following:
     ---------------------------------

    (a) the Completion Date,

    (b) the date on which the aggregate Funded Amounts with respect to the Leased Property equal (or exceed) the aggregate Commitments, and

    (c) the Scheduled Construction Termination Date.

    "Contractual Obligation", as applied to any Person, means any provision of
     ----------------------
any Securities issued by that Person or any indenture, mortgage, deed of trust, contract, undertaking, agreement, instrument or other document to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject (including, without limitation, any restrictive covenant affecting any of the properties of such Person).

    "Credit Agreement" means the Revolving Credit and Term Loan Agreement, dated
     ----------------
as of October 1, 1996, among the Lessee, BankBoston, N.A., formerly known as The First National Bank of Boston, as agent, and the banks named therein, and any replacement thereof.

    "Deed" means, with respect to the Land, a General Warranty Deed, dated the
     ----
Closing Date, from the Seller to the Lessor, conveying such Land.

    "Development Agreement" means the Development Agreement, dated January 5,
     ---------------------
1998, between Lincoln Property Company, CSE, Inc., as developer, and the Lessee.

    "Distribution" means the declaration or payment of any dividend on or in
     ------------
respect of any shares of any class of capital stock of any Person, other than dividends payable solely in shares of common stock of such Person; or the repurchase, redemption, or other retirement of any class of capital stock, or of any rights or options to acquire any class of capital stock, of any Person, directly or indirectly through a Subsidiary or otherwise; the return of capital by any Person to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of any Person.

    "Eligible Assignee" means any of (a) a commercial bank or finance company
     -----------------
organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, determined in accordance with generally accepted accounting principles; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total
      ----
assets in excess of $1,000,000,000, provided that such bank is acting through a
                                    --------
branch or agency located in the country in which it is organized, the United States of America or another country which is also a member of the OECD; (d) the central bank of any country which is a member of the OECD; and (e) if, but only if, any Event of Default has occurred and is continuing, any other bank, insurance company, commercial finance company or other financial institution or other Person approved by the Agent, such approval not to be unreasonably withheld.

    "Employee Benefit Plan" means any employee benefit plan within the meaning
     ---------------------
of (S)3(3) of ERISA maintained or contributed to by the Lessee or any ERISA Affiliate, other than a Multiemployer Plan.

    "Environmental Audit" means a Phase I environmental assessment titled
     -------------------
Environmental Site Assessment, dated December 2, 1997, by HBC Engineering, Inc. for Lincoln Property Company.

    "Environmental Governmental Rule" means any judgment, decree, order, law,
     -------------------------------
license, rule or regulation pertaining to environmental matters, including those arising under any Environmental Law.

    "Environmental Laws" means and includes the Resource Conservation and
     ------------------
Recovery Act of 1976, (RCRA) 42 U.S.C. (S)(S) 6901-6987, as amended by the Hazardous and Solid Waste Amendments of 1984, the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. (S)(S) (CERCLA), the
Hazardous Materials Transportation Act of 1975, 49 U.S.C. (S)(S) 1801-1812, the Toxic Substances Control Act, 15 U.S.C. (S)(S) 2601-2671, the Clean Air Act, 42 U.S.C. (S)(S) 7401 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. (S)(S) 136 et seq., and all similar federal, state and local environmental laws, ordinances, rules, orders, statutes, decrees, judgments, injunctions, codes and regulations, and any other federal, state or local laws, ordinances, rules, codes and regulations, and any other federal, state or local laws, ordinances, rules, codes and regulations relating to the environment, human health or natural resources or the regulation or control of or imposing liability or standards of conduct concerning human health, the environment, Hazardous Materials or the clean-up or other remediation of the Leased Property, or any part thereof, as any of the foregoing may have been from time to time amended, supplemented or supplanted.

    "Environmental Permits" means all permits, licenses, authorizations,
     ---------------------
certificates and approvals of Governmental Authorities required by Environmental Laws.

    "ERISA" means the Employee Retirement Income Security Act of 1974, as
     -----
amended from time to time or any successor federal statute.

    "ERISA Affiliate" means any Person which is treated as a single employer
     ---------------
with the Lessee under (S)414 of the Code.

    "ERISA Reportable Event" means a reportable event with respect to a
     ----------------------
Guaranteed Pension Plan within the meaning of (S)4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

    "Eurocurrency Reserve Rate" means, for any day with respect to a Eurodollar
     -------------------------
Rate Advance, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

    "Eurodollar Advance" means that portion of the Funded Amounts bearing
     ------------------
interest determined by reference to the Eurodollar Rate.

    "Eurodollar Business Day" means any Business Day on which commercial banks
     -----------------------
are open for international business (including dealings in dollar deposits) in London or such other Eurodollar Interbank Market as may be selected by the Agent in its sole discretion acting in good faith.

    "Eurodollar Interbank Market" means any lawful recognized market in which
     ---------------------------
deposits of United States dollars are offered by international banking units of United States banking institutions and by foreign banking institutions to each other, and where the eurodollar and foreign currency and exchange operations of the Agent are customarily conducted.

    "Eurodollar Lending Office" means, initially, the office of each Lender
     -------------------------
designated as such in Schedule 8.2 to the Master Agreement; thereafter, such
                      ------------
other office of such Lender, if any, that shall be making or maintaining Loans.

    "Eurodollar Rate" means, for any Rent Period, the rate of interest equal to
     ---------------
(i) the rate per annum (rounded upwards to the nearest 1/100 of one percent) at which the Agent's Eurodollar Lending Office is offered Dollar deposits two (2) Eurodollar Business Days prior to the beginning of such Rent Period in the Eurodollar Interbank Market, for delivery on the first day of such Rent Period for the number of days comprised therein and in an amount comparable to the amount of the Loans to which such Rent Period applies, divided by (ii) a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable.

    "Event of Default" means any event or condition designated as an "Event of
     ----------------
Default" in Article XII of the Lease.

    "Event of Loss" is defined in Section 10.1 of the Lease.
     -------------

    "Event of Taking" is defined in Section 10.2 of the Lease.
     ---------------

    "Fair Market Rental Value" means the fair market rental value as determined
     ------------------------
by an independent appraiser chosen by the Lessor that would be obtained in an arm's-length lease between an informed and willing lessee and an informed and willing lessor, in either case under no compulsion to lease, and neither of which is related to the Lessor or Lessee for the lease of the Leased Property on the terms set forth, or referred to, in the Lease. Such fair market rental value shall be calculated as the value for the use of the Leased Property to be leased in place at the Land, assuming, in the determination of such fair market rental value, that the Leased Property is in the condition and repair required to be maintained by the terms of the Lease (unless such fair market rental value is being determined for the purposes of Section 13.1 of the Lease and except as otherwise specifically provided in the Lease, in which case this assumption shall not be made).

    "Fair Market Sales Value" means, with respect to the Leased Property or any
     -----------------------
portion thereof, the fair market sales value as determined by an independent appraiser chosen by the Lessor or, so long as the Funded Amounts are outstanding, the Agent and, so long as no Event of Default has occurred and is continuing, approved by the Lessee (such approval not to be unreasonably withheld) that would be obtained in an arm'slength transaction between an informed and willing buyer (other than a lessee currently in possession) and an informed and willing seller, under no compulsion, respectively, to buy or sell and neither of which is related to the Lessor or Lessee, for the purchase of the Leased Property. Such fair market sales value shall be calculated as the value for the use of the Leased Property, assuming, in the determination of such fair market sales value, that the Leased Property is in the condition and repair required to be maintained by the terms of the Lease (unless such fair market sales value is being determined for purposes of Section 13.1 of the Lease and except as otherwise specifically provided in the Lease or the Master Agreement, in which case this assumption shall not be made).

    "Final Rent Payment Date" is defined in Section 13.1(e) of the Lease.
     -----------------------

    "Fiscal Quarter" means each of the quarters of the Fiscal Year ending on
     --------------
December 31, March 31, June 30 and September 30.

    "Fiscal Year" means the fiscal year of the Lessee and its Subsidiaries,
     -----------
which shall be the twelve (12) months ending on September 30.

    "Foreign Obligations" means all Indebtedness, obligations and liabilities of
     -------------------
the Lessee to any of the Lenders or the Banks or any affiliate of any of the Lenders or the Banks in respect of guaranties by, and other contingent obligations of, the Lessee, existing on the Closing Date or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, in respect of Indebtedness of any Subsidiary of the Lessee or of its Subsidiaries which is not organized under the laws of any jurisdiction of the United States of America and which does not have its principal place of business in the United States of America.

    "Funded Amount" means, as to the Lessor, the Lessor's Invested Amounts, and,
     -------------
as to each Lender, the outstanding principal of such Lender's Loans.

    "Funding" means any funding by the Funding Parties pursuant to Section 2.2
     -------
of the Master Agreement.

    "Funding Date" means collectively, the Closing Date and each other date
     ------------
during the Construction Term on which a Funding occurs under Section 2 of the Master Agreement.

    "Funding Parties" means the Lessor and the Lenders, collectively.
     ---------------

    "Funding Party Balance" means, without duplication, (i) for the Lessor as of
     ---------------------
any date of determination, an amount equal to the sum of the outstanding Lessor's Invested Amount, all accrued and unpaid Yield on such outstanding Lessor's Invested Amount, all unpaid related fees owing to the Lessor under the Operative Documents, and all other related amounts owing to the Lessor by the Lessee under the Operative Documents, and (ii) for any Lender as of any date of determination, an amount equal to the sum of the outstanding related Loans of such Lender, all accrued and unpaid interest thereon, all unpaid related fees owing to such Lender under the Operative Documents, and all other related amounts owing to such Lender by the Lessee under the Operative Documents.

    "Funding Request" is defined in Section 2.2(d) of the Master Agreement.
     ---------------

    "Funding Termination Date" means the Scheduled Construction Termination
     ------------------------
Date.

    "General Contractor" means the general contractor under the Construction
     ------------------
Contract as may be selected by the Lessee.

    "General Partner" means Atlantic Financial Managers, Inc., a Texas
     ---------------
corporation.

    "GAAP or Generally Accepted Accounting Principles or generally accepted
     ----    --------------------------------------------------------------
accounting principles" means, except as provided in Section B above, principles
---------------------                               ---------
which are (A) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board, the American Institute of Certified Public Accountants and the Securities and Exchange Commission and their predecessors (or successor organizations), as in effect from time to time and (B) consistently applied with past financial statements of the Lessee and its Subsidiaries adopting the same principles where required by generally accepted accounting principles, provided that in each case referred to in this definition
                       --------
of "generally accepted accounting principles", a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied for any fiscal period end being reported.

    "Governmental Action" means all permits, authorizations, registrations,
     -------------------
consents, approvals, waivers, exceptions, variances, orders, judgments, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any Applicable Law and shall include, without limitation, all citings, environmental and operating permits and licenses that are required for the use, occupancy, zoning and operation of the Leased Property.

    "Governmental Authority" means any federal, state, county, municipal or
     ----------------------
other governmental or regulatory authority, agency, board, body, commission, instrumentality, court or any political subdivision thereof.

    "Guaranteed Pension Plan" means any employee pension benefit plan within the
     -----------------------
meaning of (S)3.2(a) of ERISA maintained by the Lessee or any ERISA Affiliate, or to which the Lessee or any ERISA Affiliate contributes, the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan required to pay plan termination insurance premiums to the PBGC.

    "Guarantor" means the Lessee, in its capacity as guarantor under the
     ---------
Guaranty.

    "Guaranty" means the Guaranty, dated as of February 26, 1998 by the
     --------
Guarantor in favor of the Funding Parties.

    "Hazardous Material" means any hazardous waste, as defined by 42 U.S.C. (S)
     ------------------
6903(5), any hazardous substances as defined by 42 U.S.C. (S) 6901(14), any pollutant or contaminant as defined by 42 U.S.C. (S) 9601(33) and any other toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws.

    "Indebtedness" means, all obligations, contingent and otherwise, which in
     ------------
accordance with generally accepted accounting principles should be and are classified upon the obligor's balance sheet as liabilities, or to which reference should be and is made by footnotes thereto, including, in any event and whether or not so classified: (a) all debt and similar monetary obligations, whether direct or indirect; (b) all liabilities secured by any mortgage, pledge, security interest, lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (c) all rental and other obligations under capitalized leases and under any lease (a "synthetic lease") treated as an operating lease under generally accepted accounting principles and as a loan or financing for U.S. income tax purposes (including, without limitation, the Lease), with the "amount" or "principal amount" of any such obligations under a synthetic lease at any time of determination represented by the stipulated loss value, termination value, or other equivalent amount thereof or, in the case of the Lease, the sum of (i) the sum of all unused Commitments of all Funding Parties plus (ii) the Lease Balance, and (d) all guaranties, endorsements and other
----
contingent obligations which are probable and estimable, whether direct or indirect, in respect of Indebtedness of others, and any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase Indebtedness, or to assure the owner of Indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the Indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer of any letters of credit.

    "Indemnification Agreement" means the Indemnification Agreement dated as of
     -------------------------
March 4, 1996 among Sterling Software, Inc., the Lessee and one or more of their Subsidiaries, as in effect on the Closing Date.

    "Indemnitee" means the Agent (in its individual capacity and in its capacity
     ----------
as Agent), each Lender, and the Lessor, and their respective Affiliates, successors, permitted assigns, permitted transferees, employees, officers, directors and agents; provided, however, that in no event shall the Lessee be an
                      --------  -------
Indemnitee.

    "Intercompany Indebtedness" means the aggregate amount of all Indebtedness
     -------------------------
of any Commerce Subsidiary to any other Commerce Subsidiary or to the Lessee, and of the Lessee to any Subsidiary.

    "Interest Charges" means, for any period, the expenses of the Lessee and its
     ----------------
Subsidiaries for such period for interest on Indebtedness (including all finance charges and accrued interest expense, in the case of any Indebtedness on which interest is payable less frequently than quarterly, payments consisting of interest in respect of any capitalized lease or any synthetic lease referred to in clause (c) of the definition of "Indebtedness" (including Basic Rent under the Lease), but excluding the interest portion of operating lease payments and Intercompany Indebtedness), to the extent paid in cash or due and payable in cash in such period (whether or not such payment is due but is prohibited from being made pursuant to the terms of such Indebtedness).

    "Investments" means all expenditures made and all liabilities incurred
     -----------
(contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person, which expenditures, liabilities, loans, advances, capital contributions, transfers of property, guaranties or obligations, in accordance with generally accepted accounting principles, should be and are classified upon such Person's balance sheet as an asset. In determining the aggregate amount of Investments outstanding at any particular time: (i) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (ii) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; and (iii) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution).

    "Land" means the land described in Exhibit A to the Lease.
     ----

    "Laws" means all ordinances, statutes, rules, regulations, orders,
     ----
injunctions, writs, treaties or decrees of any governmental or political subdivision or agency thereof, or of any court or similar entity established by any thereof.

    "Lease" means the Lease Agreement, dated as of February 26, 1998, between
     -----
the Lessee and the Lessor.

    "Lease Balance" means as of any date of determination, without duplication,
     -------------
an amount equal to the aggregate sum of the outstanding Funded Amounts of all Funding Parties, all accrued and unpaid interest on the Loans, all accrued and unpaid Yield on the Lessor's Invested Amounts, all unpaid fees owing to the Funding Parties under the Operative Documents, and all other amounts owing to the Funding Parties by the Lessee under the Operative Documents.

    "Lease Term" with respect to the Lease means (a) the Base Term, as it may be
     ----------
renewed or extended pursuant to Section 14.9 of the Lease or (b) such shorter period as may result from earlier termination of the Lease as provided therein.

    "Lease Termination Date" means the last day of the Lease Term, as the same
     ----------------------
may be accelerated pursuant to the Lease.

    "Leased Property" means the Land and the Building(s).
     ---------------

    "Lender Basic Rent" means, for any Rent Period under the Lease, the
     -----------------
aggregate amount of interest accrued on the Loans allocated to such Rent Period pursuant to Section 2.4 of the Loan Agreement during such Rent Period.

    "Lenders" means such financial institutions as are, or who may hereafter
     -------
become, parties to the Loan Agreement as Lenders to the Lessor.

    "Lessee" is defined in the preamble to the Master Agreement.
     ------

    "Lessor" is defined in the preamble to the Master Agreement.
     ------

    "Lessor Basic Rent" means, for any Rent Period, the Yield accrued on the
     -----------------
Lessor's Invested Amount during such Rent Period.

    "Lessor Liens" means Liens on or against the Leased Property, the Lease, any
     ------------
other Operative Document or any payment of Rent (a) which result from any act or omission of, or any Claim against, the Lessor unrelated to the transactions contemplated by the Operative Documents or (b) which result from any Tax owed by the Lessor, except any Tax for which the Lessee is obligated to indemnify (including, without limitation, in the foregoing exception any assessments with respect to the Leased Property noted on the related Title Policy or assessed in connection with any construction or development by the Lessee).

    "Lessor Material Adverse Effect" means a material adverse effect upon the
     ------------------------------
financial condition, operations or properties of the Lessor, the ability of the Lessor to perform its obligations under the Operative Documents to which it is party or the validity or enforceability against the Lessor of any of the Operative Documents to which it is a party.

    "Lessor's Invested Amount" means the amounts funded by the Lessor pursuant
     ------------------------
to Section 2 of the Master Agreement that are not proceeds of Loans by a Lender, as increased during the related Construction Term pursuant to Section 2.3(c) of the Master Agreement.

    "Lien" means any mortgage, deed of trust, security deed, pledge, security
     ----
interest, encumbrance, lien, easement, servitude or charge of any kind, including, without limitation, any irrevocable license, conditional sale or other title retention agreement, any lease in the nature thereof, or any other right of or arrangement with any creditor to have its claim satisfied out of any specified property or asset with the proceeds therefrom prior to the satisfaction of the claims of the general creditors of the owner thereof, whether or not filed or recorded, or the filing of, or agreement to execute as "debtor", any financing or continuation statement under the Uniform Commercial Code of any jurisdiction or any federal, state or local lien imposed pursuant to any Environmental Law.

    "Loan" shall have the meaning specified in Section 2.1 of the Loan
     ----
Agreement.

    "Loan Agreement" means the Loan Agreement, dated as of February 26, 1998,
     --------------
among the Lessor, the Agent and the Lenders.

    "Loan Documents" means the Loan Agreement, the Notes, the Assignment of
     --------------
Lease and Rents, the Mortgage and all documents and instruments executed and delivered in connection with each of the foregoing.

    "Loan Event of Default" means any of the events specified in Section 5.1 of
     ---------------------
the Loan Agreement, provided that any requirement for the giving of notice, the
                    --------
lapse of time, or both, or any other condition, event or act has been satisfied.

    "Loan Potential Event of Default" means any event, condition or failure
     -------------------------------
which, with notice or lapse of time or both, would become a Loan Event of Default.

    "Loss Proceeds" is defined in Section 10.6 of the Lease.
     -------------

    "Marketable Securities" means marketable securities, as defined by and
     ---------------------
determined in accordance with GAAP.

    "Master Agreement" means the Master Agreement, dated as of February 26,
     ----------------
1998, among the Lessee, the Lessor, the Agent and the Lenders.

    "Material Adverse Effect" means a material adverse effect upon (a) the
     -----------------------
financial condition, operations or properties of the Lessee or any other Commerce Company, taken as a whole, or (b) the ability of the Lessee or any other Commerce Company to perform in any material respect under the Operative Documents or (c) the value, utility or useful life of the Leased Property, or
(d) the validity or enforceability against Lessee of any of the Operative Documents to which Lessee is a party, or (e) the priority or perfection of any Funding Party's interest in the Leased Property.

    "Material Foreign Subsidiary" means any Subsidiary of the Lessee or any of
     ---------------------------
its Subsidiaries which (a)(i) is organized under the laws of a jurisdiction located outside of the United States or (ii) has its principal place of business outside of the United States and (b)(i) is engaged in business of any kind or nature, (ii) has net worth in excess of $5,000,000 or (iii) has issued any capital stock to any Person other than (A) the Lessee or a Subsidiary of the Lessee, (B) de minimis directors' qualifying shares, (C) as required by law or
(D) employees of such Subsidiary in connection with stock option plans of such Subsidiary.

    "Moody's" means Moody's Investor Services, Inc.
     -------

    "Monthly Payment Date" means the first Business Day of each month.
     --------------------

    "Mortgage" means that certain Deed of Trust and Security Agreement, dated as
     --------
of the Closing Date, by the Lessor to Rex A. Palmer, as trustee, for the benefit of the Agent, in substantially the form of Exhibit D attached to the Master Agreement, with such modifications as are reasonably satisfactory to the Lessor and the Agent in conformity with Applicable Law to assure customary remedies in favor of the Agent in the jurisdiction where the Leased Property is located.

    "Multiemployer Plan" means any multiemployer plan within the meaning of
     ------------------
(S)3(37) of ERISA maintained or contributed to by the Lessee or any ERISA Affiliate.

    "Non-Guarantor Subsidiaries" means as of the Closing Date, the Commerce
     --------------------------
Companies listed on Schedule 1.5 to the Master Agreement and identified as
                    ------------
Non-Guarantor Subsidiaries, as such schedule may be modified from time to time pursuant to the provisions of Sections 5.16 and 5.17 of the Master Agreement.

    "Notes" means the A Note and the B Note issued by the Lessor to each Lender
     -----
under the Loan Agreement, and any and all notes issued in replacement or exchange therefor in accordance with the provisions thereof.

    "Obligations" means all amounts owed by, and obligations of, the Lessor to
     -----------
the Lenders or the Agent under the Loan Agreement, Notes and other Operative Documents.

    "Officer's Certificate" of a Person means a certificate signed by a
     ---------------------
Responsible Officer of such Person.

    "Operative Documents" means the Master Agreement, the Guaranty, the Deed,
     -------------------
the Lease, the Security Agreement and Assignment, the Notes, the Loan Agreement, the Assignment of Lease and Rents, the Mortgage, the Subsidiary Guaranty and the other documents delivered in connection with the transactions contemplated by the Master Agreement.

    "Overdue Rate" means the lesser of (a) the highest interest rate permitted
     ------------
by Applicable Law and (b) an interest rate per annum (calculated on the basis of a 365-day (or 366-day, if appropriate) year equal to 2.0% above the Alternative Rate in effect from time to time.

    "Partnership Agreement" means the Agreement of Limited Partnership of AFG,
     ---------------------
dated as of February 28, 1996, among Atlantic Financial Managers, Inc., as general partner, and the persons listed on Schedule A thereto as limited partners.

    "Payment Date" means the last day of each Rent Period (and, if such Rent
     ------------
Period exceeds 3 months, the day that is 3 months after the first day of such Rent Period).

    "Payment Date Notice" is defined in Section 2.3(f) of the Master Agreement.
     -------------------

    "PBGC" means the Pension Benefit Guaranty Corporation, and any successor
     ----
thereto having similar responsibilities.

    "Permitted Investments" means those investments permitted by the Lessee's
     ---------------------
Investment Policy dated October 1, 1997, attached hereto as Exhibit A.
                                                            ---------

    "Permitted Liens" means the following: (a) the respective rights and
     ---------------
interests of the Lessee, the Lessor, the Agent, and any Lender, as provided in the Operative Documents, (b) Liens for Taxes either not yet due or being contested in good faith and by appropriate proceedings, so long as enforcement thereof is stayed pending such proceedings, (c) materialmen's, mechanics', workers', repairmen's, employees' or other like Liens arising after the Closing Date in the ordinary course of business for amounts either not yet due or being contested in good faith and by appropriate proceedings, so long as enforcement thereof is stayed pending such proceedings, (d) Liens arising after the Closing Date out of judgments or awards with respect to which at the time an appeal or proceeding for review is being prosecuted in good faith, so long as the enforcement thereof has been stayed pending such appeal or review, (e) easements, rights of way, reservations, servitudes and rights of others against the Land which do not materially and adversely affect the value or the utility of the Leased Property, (f) other Liens incidental to the conduct of Lessee's business which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not in the aggregate materially detract from the value of the Leased Property or materially impair the use thereof, (g) assignments, leases and subleases expressly permitted by the Operative Documents, and (h) Liens created pursuant to the Development Agreement.

    "Person" means an individual, corporation, partnership, limited liability
     ------
company, joint venture, association, joint-stock company, trust, nonincorporated organization or government or any agency or political subdivision thereof.

    "Plans and Specification" means with respect to the Building the final plans
     -----------------------
and specifications for such Building prepared by the Architect, and referred to by the Appraiser in the Appraisal, as such Plans and Specifications may be hereafter amended, supplemented or otherwise modified from time to time.

    "Potential Event of Default" means any event, condition or failure which,
     --------------------------
with notice or lapse of time or both, would become an Event of Default.

    "Potentially Responsible Party" means a potentially responsible party under
     -----------------------------
the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300, Appendix B.

    "Proceeding" means a claim, action, cause of action, complaint or legal or
     ----------
administrative proceeding, in each case, contingent or otherwise.

    "Property" or "Properties" means any interest in any kind of property or
     --------      ----------
asset, whether real, personal, or mixed, or tangible or intangible.

    "Purchase Option" is defined in Section 14.1 of the Lease.
     ---------------

    "Real Estate" means all real property (1) owned or leased (as lessee or
     -----------
sublessee) by the Lessee or any of its Subsidiaries and (2) located within the United States of America.

    "Recourse Deficiency Amount" means, as of any date of determination thereof,
     --------------------------
the sum of (i) the aggregate principal amount of the A Loans then outstanding, plus (ii) all accrued and unpaid interest on the A Loans.

    "Regulations" means the income tax regulations promulgated from time to time
     -----------
under and pursuant to the Code.

    "Release" means the release, deposit, disposal or leak of any Hazardous
     -------
Material into or upon or under any land or water or air, or otherwise into the environment, including, without limitation, by means of burial, disposal, discharge, emission, injection, spillage, leakage, seepage, leaching, dumping, pumping, pouring, escaping, emptying, placement and the like.

    "Release Date" means the earlier of (i) the date that the Lease Balance has
     ------------
been paid in full, and (ii) the date on which the Agent gives notice to the Lessor that the Lenders release any and all interest they may have in the Leased Property, and all proceeds thereof, and any rights to direct, consent or deny consent to any action by the Lessor with respect to the Leased Property.

    "Remarketing Option" is defined in Section 14.6 of the Lease.
     ------------------

    "Rent" means Basic Rent and Supplemental Rent, collectively.
     ----

    "Rent Period" means (x) in the case of Alternative Rate Advances, means the
     -----------
period from, and including, a Monthly Payment Date to, but excluding, the next succeeding Monthly Payment Date (or, if earlier, the date of the conversion of such Alternative Rate Advance to a Eurodollar Advance pursuant to Section 2.3(f) of the Master Agreement) and (y) in the case of Eurodollar Advances, either a 1, 2, 3 or 6 month period; provided that:
                        -------- ----

        (a) The initial Rent Period for any Funding shall commence on the Funding Date of such Funding, and each Rent Period occurring thereafter in respect of such Funding shall commence on the day on which the immediately preceding Rent Period expires;

        (b) If any Rent Period would otherwise expire on a day which is not a Business Day, such Rent Period shall expire on the next succeeding Business Day, provided that if any Rent Period in respect of Eurodollar Advances
         --------
    would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Rent Period shall expire on the immediately preceding Business Day;

        (c) Any Rent Period in respect of Eurodollar Advances which begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Rent Period shall, subject to paragraph (d) below,
                                                           -------------
    expire on the last Business Day of such calendar month;

        (d) No Rent Period shall extend beyond the Lease Termination Date; and

        (e) There shall be no more than seven (7) Rent Periods outstanding at any one time.

    "Report" is defined in Section 7.6 of the Master Agreement.
     ------

    "Required Lenders" means, at any time, Lenders holding an aggregate
     ----------------
outstanding principal amount of Loans equal to at least a majority of the aggregate outstanding principal amount of all Loans.

    "Required Funding Parties" means, at any time, Funding Parties holding an
     ------------------------
aggregate outstanding principal amount of Funded Amounts equal to at least a majority of the aggregate outstanding principal amount of all Funded Amounts.

    "Requirements of Law" means, as to any Person, the charter and by-laws or
     -------------------
other organizational or governing documents of such Person, and any law, rule or regulation, permit, approval, authorization, license or variance, order or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, including, without limitation, the Securities Act, the Securities Exchange Act, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, and any building, environmental or land use requirement or permit or occupational safety or health law, rule or regulation.

    "Responsible Officer" means the Chairman or Vice Chairman of the Board of
     -------------------
Directors, the Chairman or Vice Chairman of the Executive Committee of the Board of Directors, the President, any Senior Vice President or Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Comptroller or any Assistant Comptroller.

    "Revolving Loans" means the loans made to the Lessee pursuant to the Credit
     ---------------
Agreement.

    "Rights" means rights issued in respect of each share of the Lessee's common
     ------
stock, par value $0.10 per share, by the Lessee pursuant to the Rights
Agreement.

    "Rights Agreement" means the Rights Agreement dated as of December 13, 1996
     ----------------
between the Lessee and The First National Bank of Boston (now BankBoston, N.A.), as Rights Agent, as in effect on December 13, 1996.

    "Scheduled Construction Termination Date" means December 31, 1999.
     ---------------------------------------

    "SEC" means the United States Securities and Exchange Commission.
     ---

    "Securities" means any stock, shares, voting trust certificates, bonds,
     ----------
debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities", or any certificates of interest, shares, or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire any of the foregoing.

    "Securities Act" means the Securities Act of 1933, as amended.
     --------------

    "Securities Exchange Act" means the Securities Exchange Act of 1934, as
     -----------------------
amended.

    "Security Agreement and Assignment" means the Security Agreement and
     ---------------------------------
Assignment (Development Agreement, Permits, Licenses and Governmental Approvals, and Plans, Specifications and Drawings) from the Lessee to the Lessor, substantially in the form of Exhibit C to the Master Agreement.

    "Seller" means Zale Delaware, Inc., a Delaware corporation.
     ------

    "S&P" means Standard & Poor's.
     ---

    "Subsidiary" means any corporation, association, trust, or other business
     ----------
entity, of which the designated parent shall at any time own directly or indirectly through a Subsidiary or

Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

    "Subsidiary Guaranty" means the unlimited joint and several guaranty of
     -------------------
certain Subsidiaries of Lessee, substantially in the form of Exhibit F to the Master Agreement.

    "Supplemental Rent" means any and all amounts, liabilities and obligations
     -----------------
other than Basic Rent which the Lessee assumes or agrees or is otherwise obligated to pay under the Lease or any other Operative Document (whether or not designated as Supplemental Rent) to the Lessor, the Agent, any Lender or any other party, including, without limitation, amounts under Article XVI of the Lease, and indemnities and damages for breach of any covenants, representations, warranties or agreements, and all overdue or late payment charges in respect of any Funded Amount.

    "Surrender Option" is defined in Section 14.6 of the Lease.
     ----------------

    "Tax" or "Taxes" is defined in Section 7.4(a) of the Master Agreement.
     ---      -----

    "Tax Allocation Agreement" means the Tax Allocation Agreement dated as of
     ------------------------
March 4, 1996 among Sterling Software, Inc., the Lessee and one or more of their Subsidiaries, as in effect on the Closing Date.

    "Tax Indemnitee" means the Lessor, the Agent, any Lender and their
     --------------
respective Affiliates, successors, permitted assigns, permitted transferees, employees, officers, directors and agents thereof, provided, however, that in no
                                                   --------  -------
event shall the Lessee be a Tax Indemnitee.

    "Title Insurance Company" means the company that has or will issue the title
     -----------------------
policies with respect to the Leased Property, which company shall be reasonably acceptable to the Funding Parties.

    "Title Policy" is defined in Section 3.1(a)(xi) of the Master Agreement.
     ------------

    "Total Debt" means at any time of determination, the sum of (a) the sum of
     ----------
(i) the aggregate unpaid principal of the loans outstanding under the Credit Agreement (after giving effect to all amounts requested) plus (ii) the maximum
                                                         ----
aggregate amount from time to time that the beneficiaries may draw under letters of credit outstanding pursuant to the Credit Agreement, as such aggregate amount may be reduced from time to time pursuant to the terms of such letters of credit plus (iii) all unpaid reimbursement obligations under the Credit Agreement, plus
----                                                                        ----
(b) the amount of any Foreign Obligations then outstanding, plus (c) any
                                                            ----
Indebtedness of the Lessee or any of its Subsidiaries under any of the Commerce Accounts Receivable Agreements or the Commerce Accounts Receivable Guaranties, which Indebtedness is on a full or partial recourse basis, plus (d) all
                                                           ----
Indebtedness in respect of any capitalized lease or of any synthetic lease (including the Lease) referred to in clause (c) of the definition of the term "Indebtedness".

    "Total Repurchase Event" means the occurrence of any event or circumstance
     ----------------------
which would permit any Commerce Accounts Receivable Agreement Party to require the Commerce Subsidiary party to the applicable Commerce Accounts Receivable Agreement to repurchase all Commerce Accounts Receivable previously purchased by such Commerce Accounts Receivable Agreement Party under the applicable Commerce Accounts Receivable Agreement.

    "Total Revenues" means, for any fiscal period, the total gross revenues of
     --------------
the Lessee and its Subsidiaries, determined in accordance with generally accepted accounting principles.

    "Transaction" means all the transactions and activities referred to in or
     -----------
contemplated by the Operative Documents.

    "Transaction Costs" is defined in Section 8.8 of the Master Agreement.
     -----------------

    "UCC" means the Uniform Commercial Code of Georgia, as in effect from time
     ---
to time.

    "Unfunded Benefit Liabilities" means with respect to any Plan or
     ----------------------------
Multiemployer Plan at any time, the amount of unfunded benefit liabilities of such Plan or Multiemployer Plan at such time as determined under ERISA Section 4001(a)(18) which shall not be less than the accumulated benefit obligation, as disclosed in accordance with FAS 87, over the fair market value of Plan or Multiemployer Plan assets.

    "Voting Stock" means stock or similar interests, of any class or classes
     ------------
(however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

    "Yield" is defined in Section 2.3(a) of the Master Agreement.
     -----

    "10-K Report" means the report of the Lessee and its Subsidiaries filed
     -----------
annually on Form 10-K with the SEC.

    "10-Q Report" means the report of the Lessee and its Subsidiaries filed
     -----------
quarterly on Form 10-Q with the SEC.

================================================================================



                                   GUARANTY


                                     from


                            STERLING COMMERCE, INC.


                         Dated as of February 26, 1998



================================================================================

                               TABLE OF CONTENTS

                                                                       Page

SECTION 1.  Guaranty .................................................... 1

SECTION 2.  Bankruptcy .................................................. 2

SECTION 3.  Right of Set-Off ............................................ 3

SECTION 4.  Continuing Guaranty ......................................... 3

SECTION 5.  Reinstatement ............................................... 3

SECTION 6.  Certain Actions ............................................. 3

SECTION 7.  Application ................................................. 4

SECTION 8.  Waiver ...................................................... 4

SECTION 9.  Assignment .................................................. 4

SECTION 10. Miscellaneous ............................................... 5

                                   GUARANTY
                                   --------


     THIS GUARANTY, dated as of February 26, 1998, is made by Sterling Commerce, Inc., a Delaware corporation ("SCI" or the "Guarantor"), in favor of the Funding
                               ---          ---------
Parties (as defined in the Master Agreement referred to below).

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, SCI, Atlantic Financial Group, Ltd., as Lessor, the financial institutions party thereto, as Lenders, BankBoston, N.A., as Documentation Agent, and SunTrust Bank, Atlanta, as Agent, have entered into that certain Master Agreement, dated as of February 26, 1998 (as it may be modified, amended or restated from time to time as and to the extent permitted thereby, the "Master Agreement"; and, unless otherwise defined herein, terms which are
 ----------------
defined or defined by reference in the Master Agreement (including Appendix A thereto) shall have the same meanings when used herein as such terms have therein); and

     WHEREAS, SCI expects to receive substantial direct and indirect benefits from the transactions contemplated by the Master Agreement; and

     WHEREAS, it is a condition precedent to the Funding Parties consummating the transactions to be consummated on the Closing Date that the Guarantor execute and deliver this Guaranty; and

     WHEREAS, it is in the best interests of the Guarantor that the transactions contemplated by the Master Agreement be consummated on the Closing Date; and

     WHEREAS, this Guaranty, and the execution, delivery and performance hereof, have been duly authorized by all necessary corporate action of the Guarantor; and

     WHEREAS, this Guaranty is offered by the Guarantor as an inducement to the Funding Parties to consummate the transactions contemplated in the Master Agreement, which transactions, if consummated, will be of benefit to the Guarantor;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Guarantor, the Guarantor hereby agrees as follows:

     SECTION 1.  Guaranty.  The Guarantor hereby unconditionally guarantees to
                 --------
the Funding Parties the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, and the full and prompt performance, of all of the Liabilities (as hereinafter defined), including interest and earnings on any such Liabilities whether accruing before or after any bankruptcy or insolvency case or proceeding involving Guarantor, or any other Person and, if interest or earnings on any portion of such obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, including such interest and yield as would have accrued on any such portion of such obligations if such case or proceeding had not commenced, and further agrees to pay all reasonable expenses (including reasonable attorneys' fees and legal expenses) actually paid or incurred by each of the Funding Parties in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this Guaranty. The term "Liabilities", as used herein, shall
                                           -----------
mean all of the following, in each case howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing, or due or to become due: (i) all amounts payable by the Lessee under the Lease (including, without limitation, Basic Rent, Supplemental Rent and the Recourse Deficiency Amount), the Master Agreement or any other Operative Document, and (ii) all principal of the Notes and interest accrued thereon, and all additional amounts and other sums at any time due and owing, and required to be paid by Lessee, to the Funding Parties under the terms of the Master Agreement, the Loan Agreement, the Assignment of Lease and Rent, the Mortgage, the Notes or any other Operative Document, in each case irrespective of the unenforceability of any of the foregoing agreements, or the obligations of the Lessee or the Lessor thereunder; provided, however, that the Guarantor
                                        --------  -------
will not be obligated to pay under this Guaranty any amounts greater than the Lessee would have had to pay, under the Lease, the Master Agreement and the other Operative Documents assuming that such documents were enforced in accordance with their terms (and without giving effect to any discharge or limitation thereon resulting or arising by reason of the bankruptcy or insolvency of the Lessee), plus all actual and reasonable costs of enforcing this Guaranty.

     By way of extension but not in limitation of any of its other obligations hereunder, the Guarantor stipulates and agrees that in the event any foreclosure proceedings are commenced and result in the entering of a foreclosure judgment, any such foreclosure judgment, to the extent related to the Liabilities, shall be treated as part of the Liabilities, and the Guarantor unconditionally guarantees the full and prompt payment of such judgment.

     SECTION 2.  Bankruptcy.  The Guarantor agrees that, in the event of the
                 ----------
dissolution, bankruptcy or insolvency of the Guarantor, or the inability or failure of the Guarantor generally to pay debts as they become due, or an assignment by the Guarantor for the benefit of creditors, or the commencement of any case or proceeding in respect of the Guarantor under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, the Guarantor will pay to the Funding Parties forthwith the full amount which would be payable hereunder by the Guarantor if all Liabilities were then due and payable.

     SECTION 3.  Right of Set-Off.  To secure all obligations of the Guarantor
                 ----------------
hereunder, each Funding Party, during the continuance of an Event of Default, shall have a right to set-off, without demand or notice of any kind, at any time and from time to time when any amount shall be due and payable by the Guarantor hereunder against any and all balances, credits, deposits, accounts or moneys (other than trust accounts, accounts held by the investment group of any Funding Party or Affiliate thereof for investment services provided to the Guarantor, other than with respect to the Cash Collateral Account, but only to the extent of the outstanding principal of the A Notes) of or in the Guarantor's name now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, any Funding Party or any agent or bailee for any Funding Party, and apply any such amounts toward the payment of the Liabilities then due in such order as the Agent may elect in accordance with the Operative Documents.

     SECTION 4.  Continuing Guaranty.  THIS GUARANTY SHALL IN ALL RESPECTS BE A
                 -------------------
CONTINUING, ABSOLUTE AND UNCONDITIONAL GUARANTY OF PROMPT AND COMPLETE PAYMENT AND PERFORMANCE (AND NOT MERELY OF COLLECTION), AND SHALL REMAIN IN FULL FORCE AND EFFECT (NOTWITH-STANDING, WITHOUT LIMITATION, THE DISSOLUTION OF THE GUARANTOR) UNTIL THE TERMINATION OF THE COMMITMENTS AND THE FULL AND FINAL PAYMENT OF ALL OF THE LIABILITIES.

     SECTION 5.  Reinstatement.  The Guarantor further agrees that, if at any
                 -------------
time all or any part of any payment theretofore applied to any of the Liabilities is or must be rescinded or returned for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Guarantor), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application had not been made.

     SECTION 6.  Certain Actions.  The Funding Parties may, from time to time at
                 ---------------
their discretion and without notice to the Guarantor, take any or all of the following actions: (a) retain or obtain (i) a security interest in the Lessee's interests in the Lease and (ii) a lien or a security interest hereafter granted by any Person upon or in any property, in each case to secure any of the Liabilities or any obligation hereunder; (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantor, with respect to any of the Liabilities; (c) extend or renew for one or more periods (regardless of whether longer than the original period), or release or compromise any obligation of the Guarantor hereunder or any obligation of any nature of any other obligor (including, without limitation, the Lessor) with respect to any of the Liabilities; (d) release or fail to perfect its Lien upon or security interest in, or impair, surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (regardless of whether longer than the original period) or release or compromise any obligations of any nature of any obligor with respect to any such property; and (e) resort to the Guarantor for payment of any of the Liabilities, regardless of whether the Agent or any other Person shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities (all of the actions referred to in this clause (e) being hereby expressly waived by
                                   ----------
the Guarantor).

     SECTION 7.  Application.  Any amounts received by any Funding Party from
                 -----------
whatever source on account of the Liabilities shall be applied by it toward the payment of such of the Liabilities, and in such order of application, as is set forth in the Operative Documents.

     SECTION 8.  Waiver.  The Guarantor hereby expressly waives:  (a) notice of
                 ------
the acceptance of this Guaranty; (b) notice of the existence or creation or non-payment of all or any of the Liabilities; (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever; (d) all suretyship defenses and (e)all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

     SECTION 9.  Assignment.  Subject to Section 6 of the Master Agreement, each
                 ----------
Funding Party may, from time to time, whether before or after any discontinuance of this Guaranty, at its sole discretion and without notice to the Guarantor, assign or transfer any or all of its portion of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every such immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of such assignee's or transferee's interest in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were such Funding Party.

     SECTION 10.  Miscellaneous.  No delay in the exercise of any right or
                  -------------
remedy shall operate as a waiver thereof, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon any Funding Party except as expressly set forth in a writing duly signed and delivered on its behalf. No action permitted hereunder shall in any way affect or impair any Funding Party's rights or the Guarantor's obligations under this Guaranty. For the purposes of this Guaranty, Liabilities shall include all of the obligations described in the definition thereof, notwithstanding any right or power of the Lessee or the Lessor or anyone else to assert any claim or defense (other than final payment) as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of the Guarantor hereunder. The Guarantor hereby acknowledges that there are no conditions to the effectiveness of this Guaranty.

     This Guaranty shall be binding upon the Guarantor and upon the Guarantor's successors and permitted assigns; and all references herein to the Guarantor shall be deemed to include any successor or successors, whether immediate or remote, to such Person; provided that the Guarantor shall not assign its obligations hereunder without the prior written consent of the Funding Parties.

     Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Guaranty shall be prohibited by or invalid thereunder, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     The Guarantor: (a) submits for itself and its property in any legal action or proceeding relating to this Guaranty, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of Georgia sitting in Fulton County, Georgia, the courts of the United States of America for the Northern District of Georgia, and appellate courts from any thereof; (b) consents that any such action or proceedings may be brought to such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that service of process in any such action or proceeding may be effected by delivering a copy thereof to it at its address set forth below or at such other address of which the other parties to the Master Agreement shall have been notified pursuant to Section 8.2 of the Master Agreement; and (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right of the Funding Parties to sue in any other jurisdiction.

     All notices, demands, declarations, consents, directions, approvals, instructions, requests and other communications required or permitted by this Guaranty shall be in writing and shall be deemed to have been duly given when addressed to the appropriate Person and delivered in the manner specified in
Section 8.2 of the Master Agreement. The initial address for notices to each Guarantor is set forth below.

     THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

     IMPORTANT: READ BEFORE SIGNING: THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

                                         STERLING COMMERCE, INC.

                                         By: ___________________________________
                                             Name Printed:
                                             Title:

                                                                        GUARANTY

                              SUBSIDIARY GUARANTY

     SUBSIDIARY GUARANTY (as amended from time to time, this "Subsidiary
                                                              ----------
Guaranty"), dated as of February 26, 1998, by each of the undersigned
--------
subsidiaries of Sterling Commerce, Inc. (each a "Guarantor" and collectively the
                                                 ---------
"Guarantors") in favor of SunTrust Bank, Atlanta, as agent (in such capacity,
 ----------
the "Agent") for itself and for the other Funding Parties (as defined in the
     -----
Master Agreement referred to below).

     WHEREAS, Sterling Commerce, Inc., as Lessee, Atlantic Financial Group, Ltd., as Lessor, the financial institutions party thereto, as Lenders, Bank Boston, N.A., as Documentation Agent, and the Agent have entered into that certain Master Agreement, dated as of February 26, 1998 (as it may be amended or otherwise modified from time to time, the "Master Agreement"; and, unless
                                           ----------------
otherwise defined herein, terms which are defined or defined by reference in the Master Agreement (including Appendix A thereto) shall have the same meanings when used herein as such terms have therein);

     WHEREAS, the Lessee and the Guarantors are members of a group of related corporations, the success of any one of which is dependent in part on the success of the other members of such group;

     WHEREAS, the Guarantors expect to receive substantial direct and indirect benefits from the extensions of credit to the Lessee by the Funding Parties pursuant to the Operative Documents (which benefits are hereby acknowledged);

     WHEREAS, it is a condition precedent to the Funding Parties' making any loans or otherwise extending credit to the Lessee under the Operative Documents that the Guarantors execute and deliver to the Agent, for the benefit of the Funding Parties and the Agent, a guaranty in the form hereof; and

     NOW, THEREFORE, the Guarantors hereby agree with the Funding Parties and the Agent as follows:

     1.  Obligations.  The term "Obligations", as used herein, shall mean all of
         -----------             -----------
the following, in each case howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing, or due or to become due: (i) all amounts payable by the Lessee under the Lease (including, without limitation, Basic Rent, Supplemental Rent and the Recourse Deficiency Amount), the Master Agreement or any other Operative Document, and (ii) all principal of the Notes and interest accrued thereon, and all additional amounts and other sums at any time due and owing, and required to be paid by Lessee, to the Funding Parties under the terms of the Master Agreement, the Loan Agreement, the Assignment of Lease and Rent, the Mortgage, the Notes or any other Operative Document, in each case irrespective of the unenforceability of any of the foregoing agreements, or the obligations of the Lessee or the Lessor thereunder; provided, however, that the Guarantors
                                        --------  -------
will not be obligated to pay under this Subsidiary Guaranty any amounts greater than the Lessee would have had to pay under the Lease, the Master Agreement and the other Operative

Documents assuming that such documents were enforced in accordance with their terms (and without giving effect to any discharge or limitation thereon resulting or arising by reason of the bankruptcy or insolvency of the Lessee), plus all actual and reasonable costs of enforcing this Subsidiary Guaranty. In any action or proceeding involving any state corporate Applicable Law, or any state or federal bankruptcy, insolvency, reorganization or other Applicable Law affecting the rights of creditors generally (collectively, the "Fraudulent
                                                                ----------
Transfer Laws") if the obligations of any Guarantor hereunder would otherwise,
-------------
in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor in respect of intercompany indebtedness to the Lessee, other Affiliates of the Lessee or other obligors to the extent that such indebtedness would be discharged in any amount equal to the amount paid by such Guarantor hereunder) and after giving effect as assets to the value (as determined under the applicable provisions of Fraudulent Transfer Laws) of any agreement providing for an equitable allocation among such Guarantor and other obligors of obligations arising under guaranties by such parties, to be held or determined to be void, invalid or unenforceable or subordinated to the claims of any other creditors, on account of the amount of its liability under this Subsidiary Guaranty, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Funding Party, the Agent or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

     2.  Guaranty of Payment and Performance.  The Guarantors hereby jointly and
         -----------------------------------
severally guaranty to the Funding Parties and the Agent the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), as well as the performance, of all of the Obligations including all such which would become due but for the operation of the automatic stay pursuant to (S)362(a) of the Federal Bankruptcy Code and the operation of (S)(S)502(b) and 506(b) of the Federal Bankruptcy Code. This Subsidiary Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Agent or any Funding Party first attempt to collect any of the Obligations from the Lessee or resort to any collateral security or other means of obtaining payment. Should the Lessee default in the payment or performance of any of the Obligations, the obligations of the Guarantors hereunder with respect to such Obligations in default shall, upon demand by the Agent, become immediately due and payable to the Agent, for the benefit of the Funding Parties and the Agent, without demand or notice of any nature, all of which are expressly waived by the Guarantors. Payments by the Guarantors hereunder may be required by the Agent on any number of occasions. All payments by the Guarantors hereunder shall be made to the Agent, in the manner and at the place of payment specified therefor in the Lease for the account of the Funding Parties and the Agent.

     3.  Guarantors' Agreement to Pay Enforcement Costs, etc.  The Guarantors
         ---------------------------------------------------
further jointly and severally agree, as the principal obligors and not as guarantors only, to pay to the Agent, on demand, all costs and expenses (including court costs and legal expenses) reasonably and actually incurred or expended by the Agent or any Funding Party in connection with the Obligations, this Subsidiary Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Section 3 from the time when such
                                           ---------
amounts become due until payment, whether before or after judgment, at the Overdue Rate, provided that if such interest exceeds the maximum amount
              --------
permitted to be paid under Applicable Law, then such interest shall be reduced to such maximum permitted amount.

     4.  Extent of Guarantors' Liabilities.  The joint and several liability of
         ---------------------------------
the Guarantors hereunder shall be unlimited.

     5.  Waivers by Guarantors:  Funding Parties' and Agent's Freedom to Act.
         -------------------------------------------------------------------
The Guarantors agree that the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any Funding Party with respect thereto. The Guarantors waive promptness, diligences, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Lessee or any other entity or other person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantors agree to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of the Guarantors hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Agent or any Funding Party to assert any claim or demand or to enforce any right or remedy against the Lessee or any other entity or other person primarily or secondarily liable with respect to any of the Obligations; (ii) any extensions, compromise, refinancing, consolidation or renewals of any Obligations; (iii) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise, refinancing, consolidation or other amendments or modifications of any of the terms or provisions of the Lease, any Note, the other Operative Documents or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations, (iv) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Obligations; (v) the adequacy of any rights which the Agent or any Funding Party may have of obtaining repayment of any of the Obligations; or
(vi) any other act or omission which might in any manner or to any extent vary the risk of the Guarantors or otherwise operate as a release or discharge of the Guarantors, all of which may be done without notice to the Guarantors. To the fullest extent permitted by law, the Guarantors hereby expressly waive any and all rights or defenses arising by reason of (A) any "one action" or "anti-deficiency" law which would otherwise prevent the Agent or any Funding Party from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against the Guarantors before or after the Agent's or such Funding Party's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (B) any other law which in any other way would otherwise require any election of remedies by the Agent or any Funding Party.

     6.  Unenforceability of Obligations Against Lessee.  If for any reason the
         ----------------------------------------------
Lessee has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Lessee by reason of the Lessee's insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Subsidiary Guaranty shall nevertheless be binding on the Guarantors to the same extent as if the Guarantors at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Lessee, or for any other reason, all such amounts otherwise subject to acceleration under the terms of the Lease, the Notes, the other Operative Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantors.

     7.  Subrogation; Subordination.
         --------------------------

     7.1  Waiver of Rights Against Lessee.  Until the final payment and
          -------------------------------
performance in full of all of the Obligations, the Guarantors shall not exercise and hereby waive (until such final payment and performance in full of all of the Obligations) any rights against the Lessee arising as a result of payment by the Guarantors hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with the Agent or any Funding Party in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; and the Guarantors will not claim any set off, recoupment or counterclaim against the Lessee in respect of any liability of the Guarantors to the Lessee.

     7.2  Subordination.  The payment of any amounts due with respect to any
          -------------
indebtedness of the Lessee for money borrowed or credit received now or hereafter owed to the Guarantors is hereby subordinated to the prior payment in full of all of the Obligations. The Guarantors agree that, after the occurrence of any default in the payment or performance of any of the Obligations, the Guarantors will not demand, sue for or otherwise attempt to collect any such indebtedness of the Lessee to the Guarantors until all of the Obligations shall have been paid in full. If notwithstanding the foregoing sentence, the Guarantors shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still outstanding, such amounts shall be collected, enforced and received by the Guarantors as trustees for the Funding Parties and the Agent and be paid over to the Agent, for the benefit of the Funding Parties and Agent, on account of the Obligations without affecting in any manner the liability of the Guarantors under the other provisions of this Subsidiary Guaranty.

     7.3.  Provisions Supplemental.  The provisions of this Section 7 shall be
           -----------------------                          ---------
supplemental to and not in derogation of any rights and remedies of the Funding Parties and the Agent under any separate subordination agreement which the Agent may at any time and from time to time enter into with the Guarantors for the benefit of the Funding Parties and the Agent.

     8.  Set off.  Regardless of the adequacy of any other means of obtaining
         -------
payment of any of the Obligations, each of the Agent and the Funding Parties is hereby authorized at any time and from time to time, without notice to the Guarantors (any such notice being expressly waived by the Guarantors) and to the fullest extent permitted by law, to set off and apply such deposits and other sums credited by or due from any of the Funding Parties or the Agent to any of the Guarantors or subject to withdrawal by any of the Guarantors (but excluding accounts held by the investment group of any Funding Party or the Agent or any affiliate thereof for investment services provided to the Guarantors) against the obligations of the Guarantors under this Subsidiary Guaranty, whether or not the Agent or such Funding Parties shall have made any demand under this Subsidiary Guaranty and although such obligations may be contingent or unmatured.

     9.  Further Assurances.  The Guarantors agree that they will from time to
         ------------------
time, at the request of the Agent, do all such things and execute all such documents as the Agent may consider necessary or desirable to give full effect to this Subsidiary Guaranty and to preserve the rights and powers of the Funding Parties and the Agent hereunder. The Guarantors acknowledge and confirm that they have established their own adequate means of obtaining from the Lessee on a continuing basis all information desired by the Guarantors concerning the financial condition of the Lessee and that the Guarantors will look to the Lessee and not to the Agent or any Funding Party in order for the Guarantors to keep adequately informed of changes in the Lessee's financial condition.

     10.  Termination:  Reinstatement.  The obligations of the Guarantors under
          ---------------------------
this Subsidiary Guaranty shall continue in full force and effect until 120 days after the Obligations have been paid or satisfied in full; provided, however,
                                                           --------  -------
that this Subsidiary Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by the Agent or any Funding Party upon the insolvency, bankruptcy or reorganization of the Lessee, or otherwise, all as though such payment had not been made or value received. No invalidity , irregularity or unenforceability by reason of the Bankruptcy Code or any insolvency or other similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect, the Obligations, shall impair, affect, be a defense to or claim against the obligations of the Guarantors hereunder.

     11. Successors and Assigns. This Subsidiary Guaranty shall be binding upon
         ----------------------
the Guarantors, their successors and assigns, and shall inure to the benefit of the Agent and the Funding Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing sentence, each Funding Party may assign or otherwise transfer its Notes, the other Operative Documents or any other agreement or note held by it evidencing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to such Funding Party herein, all in accordance with Sections 6.1 and 6.2 of the Master Agreement. None of the Guarantors may assign any of its obligations hereunder; provided, however, that a Guarantor (the
                                  --------  -------
"Assigning Guarantor") may assign its obligations hereunder to another guarantor
 -------------------
which is the surviving entity of a merger or consolidation of the Assigning Guarantor into such Guarantor, to the extent such merger or consolidation is permitted by Section 5.22 of the Master Agreement.

     12.  Amendments and Waivers. No amendment or waiver of any provision of
          ----------------------
this Subsidiary Guaranty nor consent to any departure by the Guarantors therefrom shall be effective unless the same shall be in writing and signed by the Agent with the consent of the Required Lenders; provided, however, that,
                                                    --------  -------
except for deactivation of Sterling Subsidiaries pursuant to Section 5.16 of the Master Agreement and the sale of Subsidiaries permitted by Section 5.24 of the Master Agreement, no Guarantor shall be released from its obligations hereunder without the consent of each of the Funding Parties. No failure on the part of the Agent or any Funding Party to exercise, an no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

     13.  Interest Limitation.  Notwithstanding any other term of this
          -------------------
Subsidiary Guaranty, the Master Agreement or any other Operative Document, the maximum amount of interest which may be charged to or collected from any Guarantor by any of the Funding Parties or the Agent under this Subsidiary Guaranty shall be absolutely limited to, and shall in no event exceed the maximum amount of interest which could lawfully be charged or collected under Applicable Law, so that the maximum of all amounts constituting interest under Applicable Law, however computed, shall never exceed as to any Guarantor such lawful maximum, and any term of this Subsidiary Guaranty, the Master Agreement, or any other Operative Document which could be construed as providing for interest in excess of such lawful maximum shall be, and hereby is, made expressly subject to and modified by the provisions of this paragraph. Any part of the Obligations consisting of sums paid or agreed to be paid to any of the Funding Parties or Agent for the use, forbearance or detention of the Obligations shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full of the principal (including the period of any renewal or extension thereof) so that interest on account of the Obligations shall not exceed the maximum amount permitted by Applicable Law.

     14.  Joint and Several Liabilities. (a)  Each of the Guarantors is
          -----------------------------
accepting joint and several liability hereunder and in consideration of the financial accommodations to be provided by the Agent and the Funding Parties under the Operative Documents, for the mutual benefit, directly and indirectly of each of the Guarantors and in consideration of the undertakings of each other Guarantor to accept joint and several liability for the Obligations.

     (b) Each of the Guarantors, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other

Guarantors, with respect to the payment and performance of all of the Obligations arising under this Subsidiary Guaranty (including, without limitation, any Obligations arising under this Section 14), it being the
                                               ----------
intention of the parties hereto that all such Obligations shall be joint and several Obligations of each of the Guarantors without preferences or distinction among them.

     (c) If and to the extent that any of the Guarantors shall fail to make any payment with respect to such Guarantor's Obligations as and when due or to perform such Guarantor's Obligations in accordance with the terms thereof, then in each such event the other Guarantors will make such payment with respect to, or perform, such Obligation.

     (d) The Obligations of each of the Guarantors under the provisions of this
Section 14 constitute full recourse Obligations of each of the Guarantors,
----------
enforceable against each such Guarantor to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Subsidiary Guaranty or any other circumstance whatsoever.

     (e) Except as otherwise expressly provided in this Subsidiary Guaranty, each of the Guarantors hereby waives notice of acceptance of its joint and several liability, notice of any Loans or any other Funding made under the Operative Documents, notice of the occurrence of any default, notice of any action at any time taken or omitted by the Agent or the Funding Parties under or in respect of any of the Obligations, any requirement of diligence or mitigation of damages and, generally, to the extent permitted by Applicable Law, all demands, notices and other formalities of every kind in connection with this Subsidiary Guaranty. Each of the Guarantors hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Agent or any Funding Party at any time or times in respect of any default by any of the Guarantors in the performance or satisfaction of any term, covenant, condition or provision of this Subsidiary Guaranty, any and all other indulgences whatsoever by the Agent or any Funding Party in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any of the Guarantors. Without limiting the generality of the foregoing, each of the Guarantors assents to any other action or delay in acting or failing to act on the part of the Agent or any Funding Party with respect to the failure by any of the Guarantors to comply with any of its respective Obligations, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with Applicable Laws thereunder, which might, but for the provisions of this Section
                                                                        -------
14, afford grounds for terminating, discharging or relieving any of the
--
Guarantors, in whole or in part, from any of its Obligations under this Section
                                                                        -------
14, it being the intention of each of the Guarantors that, so long as any of the
--
Obligations hereunder remain unsatisfied, the Obligations of the Guarantors under this Section 14 shall not be discharged except by performance and then
           ----------
only to the extent of such performance. The Obligations of each of the Guarantors under this Section 14 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any of the Guarantors or the Agent or any Funding Party. The joint and several liability of each Guarantor hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any Guarantor or the Agent or any Funding Party.

     (f) The provisions of this Section 14 are made for the benefit of the
                                ----------
Agent, the Funding Parties and their respective successors and assigns, and may be enforced by any of them from time to time against any or all of the Guarantors as often as occasion therefor may arise and without requirement on the part of the Agent or any Funding Party first to marshall any of its claims or to exercise any of its rights against any other Guarantor or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 14 shall remain in
                                                      ----------
effect until all of the Lessee's obligations under the Operative Documents shall have been finally paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by the Agent or any Funding Party upon the insolvency, bankruptcy or reorganization of any of the Guarantors, or otherwise, the provisions of this Section 14 will forthwith be
                                                 ----------
reinstated and in effect, as though such payment has not been made.

     (g) Each Guarantor hereby agrees that it will not enforce any of its rights of contribution or subrogation against any other Guarantor with respect to any liability incurred by it hereunder or under any of the other Operative Documents, any payments made by it to the Agent or any Funding Party with respect to any of the Obligations or any collateral security therefor until such time as all Obligations have been paid in full. If any payment shall be made to a Guarantor on account of its rights under this Section 14 at any time when the
                                                ----------
Obligations shall not have been paid in full, each and every amount so paid will forthwith be paid over to the Agent for the ratable benefit of the Funding Parties to be credited and applied to the Obligations.

     15.  Notices.  All notices and other communications called for hereunder
          -------
shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class, postage prepaid, or, in the case of telegraphic or telexed notice, when transmitted, answer back received, addressed as follows: if to the Guarantors, at the addresses set forth beneath their signatures hereto, and if to the Agent, at the address for notices to the Agent set forth in Section 8.2 of the Master Agreement, or at such address as either party may designate in writing to the other.

     16. Governing Law; Consent to Jurisdiction. THIS SUBSIDIARY GUARANTY IS
         --------------------------------------
INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA. The Guarantors agree that any suit for the enforcement of this Subsidiary Guaranty may be brought in the courts of the State of Georgia or any federal court sitting therein and consents to the nonexclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantors by mail at the addresses specified by reference in Section 15. The
                                        ----------

Guarantors hereby waive any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

     17.  Waiver of Jury Trial.  TO THE FULLEST EXTENT PERMITTED BY LAW, THE
          --------------------
GUARANTORS HEREBY WAIVE THEIR RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS SUBSIDIARY GUARANTY, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY OF SUCH RIGHTS OR OBLIGATIONS. The Guarantors (i) certify that neither the Agent or any Funding Party nor any representative, agent or attorney of the Agent or any Funding Party has represented, expressly or otherwise, that the Agent or any Funding Party would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that, in entering into the Operative Documents to which the Agent or any Funding Party is a party, the Agent and the Funding Parties are relying upon, among other things, the waivers and certifications contained in this Section 17.
                  ----------

     18.  Miscellaneous.  This Subsidiary Guaranty constitutes the entire
          -------------
agreement of the Guarantors with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Subsidiary Guaranty shall be in addition to any other guaranty of or collateral security for any of the Obligations. The invalidity or unenforceability of any one or more sections of the Subsidiary Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Subsidiary Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

     IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be executed and delivered as of the date first above written.

                              GUARANTORS:

                              STERLING COMMERCE INTERNATIONAL, INC.

                              By: ________________________________________
                                  Name Printed:___________________________
                                  Title:__________________________________

                                  Address:

                                  4600 Lakehurst Court
                                  Dublin, Ohio  43016-2000
                                  Telecopier:  614/799-6310
                                  Attention:  David A. Myers


                              STERLING COMMERCE (NORTHERN AMERICA), INC.

                              By: ________________________________________
                                  Name Printed:___________________________
                                  Title:__________________________________

                                  Address:

                                  4600 Lakehurst Court
                                  Dublin, Ohio  43016-2000
                                  Telecopier:  614/799-6310
                                  Attention:  David A. Myers

                                                                      SUBSIDIARY
                                      S-1                               GUARANTY

                              STERLING COMMERCE (AMERICA), INC.

                              By: ________________________________________
                                  Name Printed:___________________________
                                  Title:__________________________________

                                  Address:

                                  4600 Lakehurst Court
                                  Dublin, Ohio  43016-2000
                                  Telecopier:  614/799-6310
                                  Attention:  David A. Myers


                              STERLING COMMERCE (MID AMERICA), INC.

                              By: ________________________________________
                                  Name Printed:___________________________
                                  Title:__________________________________

                                  Address:

                                  4600 Lakehurst Court
                                  Dublin, Ohio  43016-2000
                                  Telecopier:  614/799-6310
                                  Attention:  David A. Myers


                                                                      SUBSIDIARY
                                     S-2                                GUARANTY

                              STERLING COMMERCE (U.S.), INC.

                              By: ________________________________________
                                  Name Printed:___________________________
                                  Title:__________________________________

                                  Address:

                                  4600 Lakehurst Court
                                  Dublin, Ohio  43016-2000
                                  Telecopier:  614/799-6310
                                  Attention:  David A. Myers

                                  300 Crescent Court
                                  Suite 1200
                                  Dallas, Texas  75201-7832
                                  Telecopier: _____________________________
                                  Attention:  Steven P. Shiflet

                              STERLING COMMERCE (EASTERN), INC.

                              By: ________________________________________
                                  Name Printed:___________________________
                                  Title:__________________________________

                                  Address:

                                  4600 Lakehurst Court
                                  Dublin, Ohio  43016-2000
                                  Telecopier:  614/799-6310
                                  Attention:  David A. Myers

                                  300 Crescent Court
                                  Suite 1200
                                  Dallas, Texas  75201-7832
                                  Telecopier:_____________________________
                                  Attention:  Steven P. Shiflet

                                                                      SUBSIDIARY
                                      S-3                               GUARANTY

                                   STERLING COMMERCE (U.S.), L.P.

                                   By: Sterling Commerce (U.S.), Inc.,
                                       its General Partner


                                       By: ____________________________________
                                           Name Printed:_______________________
                                           Title:______________________________

                                           Address:

                                           4600 Lakehurst Court
                                           Dublin, Ohio  43016-2000
                                           Telecopier:  614/799-6310
                                           Attention:  David A. Myers

                                           300 Crescent Court
                                           Suite 1200
                                           Dallas, Texas  75201-7832
                                           Telecopier:_________________________
                                           Attention:  Steven P. Shiflet


                                                                      SUBSIDIARY
                                      S-4                               GUARANTY